UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04782

HSBC INVESTOR FUNDS
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

April 30, 2011

HSBC Investor Funds

Semi-Annual report

	Class A	Class B	Class C	Class I

HSBC Investor Growth Fund	HOTAX	HOTBX	HOTCX	HOTYX
HSBC Investor International Equity Fund/	HOEAX	HOEBX	HOECX	RINEX
HSBC Investor Overseas Equity Fund
HSBC Investor Opportunity Fund	HSOAX	HOPBX	HOPCX	RESCX
HSBC Investor Value Fund	HIVAX	HIVBX	HIVCX	HIVYX

HSBC Investor Family of Funds
Semi-Annual Report - April 30, 2011

[This Page Intentionally Left Blank]

Glossary of Terms

Barclays Capital U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment-grade, USD-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities. Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities.

Barclays Capital U.S. Corporate Bond Index is an unmanaged index that includes publicly issued U.S. corporate and specified foreign debentures and secured notes, which meet the specified maturity, liquidity, and quality requirements and to qualify, bonds must be SEC-registered.

Barclays Capital U.S. High-Yield Corporate Bond Index is an unmanaged index that covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Lipper International Large-Cap Value Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI.

Lipper Large-Cap Core Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell Midcap® Index is an unmanaged index that is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”) is an unmanaged index that is the most widely used index for mid-sized companies. The S&P MidCap 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

Chairman’s Message

June 21, 2011

To Our Shareholders:

During the six months through April 30, 2011, the HSBC Investor Funds performed quite well, and for this we thank our managers and the Multi-manager team that monitors their results. The HSBC Investor Growth Fund and HSBC Investor Opportunity Fund significantly outperformed their benchmarks during the period. The Growth Fund (Class I Shares) returned 19.29% versus 16.96% for the Russell 1000® Growth Index1. The Opportunity Fund (Class I Shares) returned 30.43% versus 27.08% for the Russell 2500TM Growth Index1. Although they underperformed their respective benchmarks, the HSBC Investor International Equity Fund (Class I Shares) and the HSBC Investor Value Fund (Class I Shares) both provided respectable returns. The International Equity Fund returned 12.17% versus 12.95% for the MSCI EAFE Index1 and the Value Fund returned 16.65% versus 17.29% for the Russell 1000® Value Index1. The World Selection Funds (Class A Shares, without sales charge) also produced positive returns during the period: Aggressive Strategy returned 14.61%, Balanced Strategy returned 12.31%, Moderate Strategy returned 9.43% and Conservative Strategy returned 6.27%. These funds were beneficiaries of positive returns across a wide spectrum of asset classes.

Though clearly the board’s focus is on risk-adjusted performance, we also monitor asset trends. Here, to no one’s surprise, assets in our money market funds continue to decline. Today’s low rates remain the culprit, obliging the advisor and service providers to continue to waive fees. Such fee waivers amounted to $8.6 million for the six months ended April 30, and $22.4 million for the fiscal year ended October 31, 2010— tangible evidence of their commitment to maintaining a competitive return.

We are delighted to note that our other funds are seeing positive growth. Assets in the HSBC World Selection Funds increased during the period due to investment performance and shareholder subscriptions. The Investor Equity Funds also increased their assets during period, benefitting from strong performance in the global equity markets.

We are pleased that the advisor is taking steps to broaden the Funds’ product offerings, especially in those areas where HSBC enjoys competitively distinguishing experience and skill. The advisor launched two emerging market fixed income funds on April 7: the HSBC Emerging Markets Debt Fund and the HSBC Emerging Markets Local Debt Fund. Such funds are rising in popularity as investors seek the diversity and higher yields of foreign markets and currencies. We have included additional information on the advisor’s capabilities in emerging markets, and we look forward to working with the advisor to expand our emerging markets offerings within the fund family.

Among the issues troubling investors today are how the end of “QEII”—the U.S. Federal Reserve’s second round of quantitative easing measures—may affect markets this summer and prospects for inflation in the near term. The only positive thing one might say of inflation is that it enables politicians some surcease from the price of their follies, enabling them to pay old debt with new, less valuable money. Everything else is pernicious: inflation erodes savings, discourages investment, introduces price distortions, leads to tax bracket creep, increases labor strife and inevitably leads to an economic contraction when central bankers—usually late in the game—ratchet rates up.

The challenge for investors facing such concerns is to be proactive in their asset allocation, something with which our advisor assists investors all over the world. Our shareholders can learn more about these capabilities by visiting an HSBC Financial Advisor or by visiting the Funds’ website at http://investorfunds.us.hsbc.com. Investors can learn more about the Funds, including the World Selection Funds, which provide simple and efficient asset allocation within a single mutual fund investment.

4	HSBC INVESTOR FAMILY OF FUNDS

Chairman’s Message (continued)

As a fund complex dominated (though to a declining extent) by money market fund offerings, we are following closely the U.S. President’s Working Group on Financial Markets and the Security & Exchange Commission’s effort to implement new reforms that will enhance the stability of the money market fund industry and seek to prevent crises like the one that occurred in September 2008, when the net asset value of the Reserve Primary Fund–a large money market fund–fell below $1 a share. One of the more interesting proposed reforms has come from HSBC. That proposal can be found on the SEC’s website, http://www.sec.gov/comments/4-619/4-619.shtml. We will continue to monitor all industry reform proposals put forth towards providing the best money market fund structures and products to meet the needs of our shareholders.

Cordially,

Michael Seely

Chairman, HSBC Investor Funds

[1]	For additional information, please refer to the Glossary of Terms.

Emerging markets fixed income is a key investment strategy for HSBC Global Asset Management. Considered to be one of the largest emerging markets investment managers in the world, HSBC Global Asset Management currently manages US$145 billion, as at December 31, 2010, in emerging market assets globally.

The HSBC Emerging Markets Debt team, based in New York, has managed institutional portfolios around the world since 1987. The team is currently led by Guillermo Ossés, Head of Emerging Markets Debt Portfolio Management.

Emerging markets debt has grown into an important asset class over the last decade as legal, regulatory and economic climates within many emerging markets countries have improved.

Since 1990, the emerging markets debt investment universe has grown significantly to reach over US$11 trillion as at end of December 2010. Thanks to strong economic fundamentals and improving debt dynamics, emerging market countries have experienced credit upgrades for both corporate and government issuers. Today, more than half of the emerging market universe is investment grade, and emerging market bonds have substantially outperformed developed market bonds over the last 15 years.

Key factors influencing this growth include:

•	High economic growth rates

•	Improving fundamentals through sound fiscal policies and responsible monetary policy

•	Strong demand for raw materials, goods and services

•	Positive long-term outlook

The diversity among economies in more than 50 emerging market countries provides investors with a variety of risk/reward opportunities. Emerging Markets Debt can have a legitimate place in any portfolio as a strategic investment. As part of a broader portfolio, Emerging markets debt has the potential to enhance returns and provide diversification for investors. As these emerging market economies expand, governments and corporations alike look to local and international markets to finance growth.

HSBC INVESTOR FAMILY OF FUNDS	5

President’s Message

Dear Shareholder,

Welcome to the HSBC Investor Funds semi-annual report, covering the period between November 1, 2010 and April 30, 2011. This report offers detailed information about your Funds’ results. We encourage you to review it carefully.

Inside these pages, you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. As always, the report includes the financial statements covering the first half of the fiscal year for each of the Funds. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets during the period and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

Short-term interest rates continue to hover around record low levels. In response, HSBC has continued to waive a portion of its advisory and shareholder servicing fees from the various money market funds in order to maintain a positive yield for the Funds’ shareholders.

Our Multimanager team continues to review and monitor the subadvisers that manage the Equity Funds’ capabilities and during the fiscal period recommended to the Funds’ Board a change in the subadviser for the International Equity Portfolio. As a result, Lord, Abbett & Co. became the subadviser for that Portfolio effective at the close of business on January 12. The team also reviews and monitors the third party funds in which the World Selection Funds invest.

On April 7 of this year, we launched two emerging market fixed income funds, HSBC Emerging Markets Debt Fund and HSBC Emerging Markets Local Debt Fund. A description of our emerging markets capabilities is also included as part of this report; we hope you find it to be of interest. We believe that adding the emerging markets asset class to the HSBC fund family will provide shareholders with a broad range of investment options that capitalize on one of HSBC’s strengths — investing in emerging markets.

In closing, we would like to thank you for investing through the HSBC Investor Funds. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti

President

6	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy continued its recovery during the six-month period between November 1, 2010 and April 30, 2011. Moderate economic growth coincided with continued strength in emerging economies and better-than-expected corporate earnings. The economic recovery continued to benefit from the Federal Reserve Board’s decision to keep the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25%.

The period began with renewed concerns about the risk of a sovereign debt default. Eurozone monetary stability appeared especially threatened by the sovereign debt crisis in Ireland and the possibility that the crisis would spread to weak peripheral economies, particularly Portugal and Spain. This threat was alleviated to some extent later in the period due to the approval of an economic rescue package for Ireland and successful debt auctions in Italy, Portugal and Spain.

Growth remained robust in many emerging economies, but inflationary pressures increased. Many governments tightened monetary policy in order to counter rising prices of food and other commodities. Oil prices rose sharply in the first quarter, a development that dampened economic growth during the last two months of the period.

The U.S. Gross Domestic Product (“GDP”)1 grew at 3.1% during the fourth quarter of 2010—a slowdown from the previous quarter but still ahead of expectations. GDP during the first quarter of 2011 experienced growth at 1.8%. U.S. consumer confidence returned to pre-recession levels, though it dipped somewhat toward the end of the period. Job creation picked up during the period, but unemployment remained a significant drag on the economic recovery. Home sales in the U.S. rose, but home prices remained low and foreclosure and delinquency rates hit record levels. Meanwhile, reports showed that manufacturing activity was robust, the services sector expanded and consumer confidence trended upward.

Market Review

Markets performed poorly throughout November due to a number of factors, including eurozone monetary instability, speculation about potential interest rate hikes, and geopolitical tensions involving North Korea. By the end of 2010, however, investors were reassured by economic rescue packages for several eurozone economies and improving U.S. economic data, sending stocks significantly higher.

Equities continued to perform strongly during the first two months of 2011 as a number of signs emerged that the U.S. economy was on surer footing. Data showed increasing consumer confidence, robust manufacturing, soaring home sales and substantial corporate earnings.

Numerous factors undermined investor confidence late in the period, including inflation in emerging economies and persistently high unemployment in the U.S. During the second half of the period, several dramatic and historic events threatened the stability of global markets. Unrest in the Middle East, most notably in Egypt and Libya, weighed on investor confidence. Then the earthquake and tsunami in Japan triggered a sharp dive in equities in mid-March. Rising oil and commodity prices also weighed on investor confidence and contributed to lagging returns during the last two months of the period.

Investors favored higher-risk areas of the equity market, helping emerging markets and small-cap stocks produce strong gains during the six months through April 2011. The Russell 2000® Index1 of small-company stocks returned 23.73% and the MSCI EAFE Index1 returned 12.95%.

Stocks in developed economies, with the notable exception of Japan, posted moderate gains during the period. European markets rose as governments coordinated a response to sovereign debt problems and economic activity increased. In the U.S., the energy and industrials sectors performed strongly due in part to rising commodity prices. The S&P 500 Index1 of large-company stocks returned 16.36% for the six months through April 30, 2011.

Among fixed-income securities, corporate bonds—particularly high-yield bonds—exhibited strength throughout the period as investors sought out additional yield in a low interest rate environment. The Barclays Capital U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 0.02% for the six months through April 30, 2011, while the Barclays Capital U.S. High-Yield Corporate Bond Index1 returned 7.23%.

The pursuit of yield led to low demand for government bonds. U.S. Treasury yields ticked upward throughout much of the period, though they remained low by historical standards. Treasuries faced increasing pressure from both the growing U.S. debt burden and concerns about a demand shortfall after the current quantitative easing program ends.

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	7

Portfolio Reviews (Unaudited)

HSBC Investor Growth Fund
(Class A Shares, B Shares, C Shares and I Shares)
by Clark J. Winslow, Chief Executive Officer/Portfolio Manager
Justin H. Kelly, CFA, Senior Managing Director/Portfolio Manager
R. Bartlett Wear, CFA, Senior Managing Director/Portfolio Manager
Winslow Capital Management, Inc.

The HSBC Investor Growth Fund (the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion which the subadviser believes the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Growth Portfolio (the “Portfolio”). The Portfolio employs Winslow Capital Management, Inc. as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economics uncertainty.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The Fund returned 19.11% (without sales charge) for the Class A Shares and 19.29% for the Class I Shares for the six-month period ended April 30, 2011. That compared to a 16.96% total return for the Russell 1000® Growth Index1 and a 15.13% total return for the Lipper Large-Cap Growth Funds Average1.

Portfolio Performance

The Fund and the market posted strong absolute performance during the six-month period. Investors reacted positively to signs that the U.S. and global economies were moving from recovery to expansion. Strong corporate results helped the market absorb shocks from turmoil in the Middle East and the March earthquake and tsunami in Japan.

At the beginning of the period, stocks got a boost from the U.S. government’s latest round of quantitative easing and a decision by Congress to renew the Bush-era tax cuts. Year-end 2010 gains in the equity market continued into the New Year even as eurozone sovereign credit worries and moves by China’s central bank to tighten monetary policy and rein in inflation-heightened investors’ awareness of the risks to the recovery.

Strong individual stock selection helped the Fund outperform its benchmark during the period. In particular, the Fund saw strong performance among individual holdings among technology stocks. The Fund maintained an overweight position in the technology sector relative to its benchmark. That helped relative performance, as that sector was a top performer during the period. The Fund has a continued underweight position in consumer staples contributed to its performance relative to the benchmark. The consumer staples sector lagged the benchmark during the period as investors sought out less defensive areas of the equity market.

The Fund was hurt by individual stock selection in the financial and consumer discretionary sectors. An underweight position in the energy sector, which performed very strongly during the period, was a drag on relative performance.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Investor Growth Fund

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[6]

As of April 30, 2011	Inception Date	Six Months†	1 Year	5 Year	Since Inception	Gross	Net

HSBC Investor Growth Fund Class A1	5/7/04[5]	13.16	18.09	5.13	6.66	1.34	1.20

HSBC Investor Growth Fund Class B2	5/7/04[5]	14.70	19.44	5.43	6.74	2.09	1.95

HSBC Investor Growth Fund Class C3	5/7/04[5]	17.65	22.35	5.43	6.64	2.09	1.95

HSBC Investor Growth Fund Class I	5/7/04[5]	19.29	24.62	6.48	7.70	1.09	0.95

Russell 1000® Growth Index[4]	—	16.96	20.87	5.06	5.76[7]	N/A	N/A

Lipper Large-Cap Growth Funds Average[4]	—	15.13	18.35	3.47	5.25[7]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund from March 1, 2011 through March 1, 2012.

During the year ended October 31, 2007, the Portfolio received a one-time reimbursement from the Adviser related to past marketing arrangements. During the years ended October 31, 2008, 2009 and 2010 and the period ended April 30, 2011, the Portfolio received one-time payments in respect of class action settlements, which had the result of increasing its total returns. As a result, the Fund’s total returns for the years ended October 31, 2007, 2008, 2009 and 2010 and the period ended April 30, 2011 were higher than they would have been had the Portfolio not received the payments.

†	Aggregate total return.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	The HSBC Investor Growth Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May 10, 2004.

[6]

Reflects the expense ratio as reported in the prospectus dated March 1, 2011. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.20%, 1.95%, 1.95% and 0.95% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively. Additional information pertaining to the April 30, 2011 expense ratios can be found in the financial highlights.

[7]	Return for the period April 30, 2004 to April 30, 2011.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	9

Portfolio Reviews (Unaudited)

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund
(Class A Shares, B Shares, and C Shares) by Harold E. Sharon, Partner and Director/Portfolio Manager Vincent J. McBride, Partner and Director/Portfolio Manager Lord, Abbett & Co. LLC

The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (individually a “Fund”, collectively the “Funds”) seek to provide long-term growth of capital and future income. Under normal market conditions, the Funds invest at least 80% of its net assets in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East. The Funds may invest up to 20% of its assets in equity securities of companies in emerging markets. The Funds employ a two-tier fund structure, known as a “master-feeder” structure, in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the “Portfolio”). Effective at the close of business on January 12, 2011, Lord, Abbett & Co. LLC, replaced AllianceBernstein L.P., (“AllianceBernstein”) as its subadviser.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of the Funds will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

HSBC Investor International Fund Class I Shares returned 12.17% and HSBC Investor Overseas Equity Fund Class A Shares returned 12.11% (without sales charge) during the six-month period ended April 30, 2011. That compared to an 12.95% return for the Fund’s benchmark, the MSCI EAFE Index1 (Europe, Australasia and Far East).

Portfolio Performance

The global equity markets performed weakly early in the period as concerns mounted over the severity of the sovereign debt crisis in Europe. Geopolitical issues—including tensions between North Korea and South Korea and unrest in the Middle East—also unsettled the global equity markets. But despite those issues, global stocks generally recovered and performed well during the six-month period as a whole.

HSBC changed the Funds’ subadviser during the period. Lord, Abbett & Co. LLC assumed management of the Fund effective at the close of business on January 12, 2011. The Funds’ current management team seeks to provide long-term growth of capital and future income by investing primarily in the stocks of major companies in Europe, Australia, Asia and Canada.

The Funds slightly underperformed their benchmark during the six-month period. Several of the Funds’ European holdings posted negative returns as a result of sovereign debt-related concerns. Detracting from relative performance early in the period was an underweight position in the capital equipment sector. In the second half of the period, the Funds were hurt by stock selection in the materials sector as well as the Funds’ underweight position in health care.*

Early in the period, strong stock selection among industrial commodities companies helped boost the Funds’ performance relative to its benchmark. In particular, the Fund’s benefited from exposure to a Swiss mining company and a U.S. based steelmaker. In the second half of the period, the Funds benefited from stock selection in the utilities and financials sectors. Those stocks that benefited relative performance late in the period included a Brazil-based water and sewage services provider, a U.K.-based international electricity and gas company, and banks in Indonesia, Thailand and South Korea.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Investor International Equity Fund HSBC Investor Overseas Equity Fund

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[5]

As of April 30, 2011	Inception Date	Six Months†	1 Year	5 Year	10 Year	Gross	Net

HSBC Investor International Equity Fund Class I*	1/9/95	12.17	17.15	-1.01	3.83	1.74	1.74

HSBC Investor Overseas Equity Fund Class A1	8/26/96	6.58	11.06	-3.35	2.42	2.71	1.85

HSBC Investor Overseas Equity Fund Class B2	1/6/98	7.79	12.17	-3.04	2.48	3.46	2.60

HSBC Investor Overseas Equity Fund Class C3	11/4/98	10.85	15.18	-3.02	2.20	3.46	2.60

MSCI EAFE Index[4]	—	12.95	19.70	2.02	5.74	N/A	N/A

Lipper International Large-Cap Value Funds Average[4]	—	11.79	17.45	0.01	5.64	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund from March 1, 2011 through March 1, 2012 for the Overseas Equity Fund.

During the year ended October 31, 2007, the Portfolio received a one-time reimbursement from the Adviser related to past marketing arrangements. During the years ended October 31, 2007 and 2010, the Portfolio received a one-time payment in respect of class action settlements which had the result of increasing its total returns. As a result, the Fund’s total returns for the years ended October 31, 2007 and 2010 were higher than they would have been had the Portfolio not received the payments.

*	The Class I Shares are issued by HSBC Investor International Equity Fund, a series of HSBC Advisor Funds Trust.

†	Aggregate total return.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]

Reflects the expense ratio as reported in the prospectus dated March 1, 2011. The Adviser has entered into a contractual expense limitation agreement with the HSBC Investor Overseas Equity Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.85%, 2.60%, and 2.60% for Class A Shares, Class B Shares and Class C Shares, respectively. Additional information pertaining to the April 30, 2011 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	11

Portfolio Reviews (Unaudited)

HSBC Investor Opportunity Fund

(Class A Shares, B Shares, C Shares and I Shares)
by William A. Muggia, President, CEO and CIO/Portfolio Manager
Matthew W. Strobeck, Partner/Portfolio Manager
Ethan J. Meyers, Partner/Portfolio Manager
John M. Montgomery, Partner
D. Hamlen Thompson, Partner
Westfield Capital Management Company, L.P.

The HSBC Investor Opportunity Fund (the “Fund”) seeks long-term growth of capital by investing in equity securities of small- and mid-cap companies. Small- and mid-cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index1. The Fund may also invest in equity securities of larger, more established companies and may invest up to 20% of its assets in securities of foreign companies. The Fund employs a two-tier structure, commonly referred to as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economics uncertainty.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

For the six-month period ended April 30, 2011, the Class I Shares of the HSBC Investor Opportunity Fund (Advisor) produced a 30.43% total return, and the Class A Shares of the Fund produced a 30.07% total return (without sales charge). The Fund’s benchmarks, the Russell 2500™ Growth Index1 and the Lipper Mid-Cap Growth Funds Average1, returned 27.08% and 22.89%, respectively.

Portfolio Performance

The economic recovery continued to gain strength during the period. The stock market continued its rebound from recent lows, thanks in part to the Federal Reserve’s decision to maintain historically low interest rates. The period began with concerns about European sovereign debt and the slow pace of job creation driving stocks down. However, markets performed strongly throughout December and the first quarter of 2011, as improving U.S. economic data showed signs of increasing consumer confidence and robust manufacturing activity. The Fund enjoyed strong absolute performance in that market environment.

The Fund’s strong returns relative to its benchmark were driven largely by the selection of specific stocks within the industrial, health care, information technology, consumer staples and materials sectors. Consumer staples and energy were the top-performing sectors within the Fund’s portfolio. Telecommunications was the only sector that did not show gains for the period. The Fund also benefited from an overweight position in energy stocks relative to its benchmark, as well as underweight positions in financials and consumer discretionary.*

The Fund was hurt by stock selection in the telecommunications sector. In particular, the Fund’s position in a Latin American mobile communications firm dragged on returns due in part to the firms’ lower than expected fourth-quarter earnings.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Investor Opportunity Fund

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[5]

As of April 30, 2011	Inception Date	Six Months†	1 Year	5 Year	10 Year	Gross	Net

HSBC Investor Opportunity Fund Class A1	9/23/96	23.55	27.56	8.36	6.84	2.07	1.65

HSBC Investor Opportunity Fund Class B2	1/6/98	25.63	29.43	8.65	6.90	2.82	2.40

HSBC Investor Opportunity Fund Class C3	11/4/98	28.66	32.38	8.67	6.60	2.82	2.40

HSBC Investor Opportunity Fund Class I*	9/3/96	30.43	34.97	9.83	7.88	1.01	1.01

Russell 2500™ Growth Index[4]	—	27.08	30.07	5.91	6.39	N/A	N/A

Lipper Mid-Cap Growth Funds Average[4]	—	22.89	27.46	5.06	5.23	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund from March 1, 2011 through March 1, 2012 for Class A Shares, Class B Shares and Class C Shares.

During the year ended October 31, 2007, the Portfolio received a one-time reimbursement from the Adviser related to past marketing arrangements. During the year ended October 31, 2010 and the period ended April 30, 2011, the Portfolio received one-time payments in respect of class action settlements, which had the result of increasing its total returns. As a result, the Fund’s total returns for the years ended October 31, 2007 and 2010 and the period ended April 30, 2011 were higher than they would have been had the Portfolio not received the payments.

*	The Class I Shares are issued by a series of HSBC Advisor Funds Trust also named the HSBC Investor Opportunity Fund.

†	Aggregate total return.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]

Reflects the expense ratio as reported in the prospectus dated March 1, 2011. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.65%, 2.40%, and 2.40% for Class A Shares, Class B Shares, and Class C Shares, respectively. Additional information pertaining to the April 30, 2011 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	13

Portfolio Reviews (Unaudited)

HSBC Investor Value Fund

(Class A Shares, B Shares, C Shares and I Shares)
by Jon D. Bosse, CFA, Co-President and CIO/Portfolio Manager
Craig (Chip) O. Bailey, Jr., Managing Director/Portfolio Manager
NWQ Investment Management Company, LLC

The HSBC Investor Value Fund (the “Fund”) seeks long-term growth of capital and income. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities of companies with large and medium capitalizations that the subadviser believes possess opportunities underappreciated or misperceived by the market. The Fund may also invest up to 25% of its assets in dollar-denominated securities of non-U.S. issuers that are traded on a U.S. stock exchange and/or American Depositary Receipts (“ADRs”) and up to 20% of its assets in bonds and other debt securities. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Value Portfolio (the “Portfolio”). The Portfolio employs NWQ Investment Management Co., LLC (“NWQ”) as its subadviser.

Investment Concerns

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of this Fund will fluctuate as the value of the securities in the Portfolio changes.

Market Commentary

The Fund returned 16.50% (without sales charge) for the Class A Shares and 16.65% for the Class I Shares for the six-month period ended April 30, 2011. That compared to a 17.29% return for the Russell 1000® Value Index1 and a 15.26% return for the Lipper Large-Cap Core Funds Average1.

Portfolio Performance

Stocks posted strong absolute performance during the six-month period ended April 30, 2011. Investors reacted positively to signs that the U.S. and global economies were moving from recovery to expansion. Strong corporate results helped the market absorb shocks from turmoil in the Middle East and the March earthquake and tsunami in Japan. The Fund in that environment performed well on an absolute basis.

The largest contributor to the Fund’s absolute performance was its exposure to energy stocks during the early part of the period. Strong operating profits due to higher production and higher underlying commodity prices helped to positively influence the valuations of these companies. Stocks within the consumer discretionary sector also contributed to the Fund’s performance. The valuations of these stocks rose in response to a better business environment, particularly in media and advertising, as a result of continued improvement in the U.S. economy.*

The Fund’s investments in the health care sector were the largest detractors to the Fund’s performance relative to its benchmark. Although the sector generated positive performance, this sector appreciated less than the market. The valuation of one of the Fund’s holdings was adversely effected by concerns that the FDA may make a negative ruling about one of its products. We continue to view this sector as attractive and opportunistically added to positions during the period.*

The Fund’s technology holdings dragged on relative performance, as did the Fund’s exposure to materials and processing companies—particularly in the gold industry. Like health care, the materials and processing sector generated positive performance but appreciated less than the market. The companies within the gold industry declined considerably during the early part of the period in response to a decline in the price of gold. During the second half of the period, these companies rallied due to not only the rise of gold, but also in recognition of their high intrinsic value.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

14	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Investor Value Fund

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[6]

As of April 30, 2011	Inception Date	Six Months*	1 Year	5 Year	Since Inception	Gross	Net

HSBC Investor Value Fund Class A1	5/7/04[5]	10.63	10.11	0.97	5.56	1.34	1.20

HSBC Investor Value Fund Class B2	5/7/04[5]	11.99	11.07	1.25	5.66	2.09	1.95

HSBC Investor Value Fund Class C3	5/7/04[5]	14.96	14.06	1.23	5.54	2.09	1.95

HSBC Investor Value Fund Class I	5/7/04[5]	16.65	16.21	2.26	6.62	1.09	0.95

Russell 1000® Value Index[4]	—	17.29	15.24	1.40	5.40[7]	N/A	N/A

Lipper Large-Cap Core Funds Average[4]	—	15.26	15.35	2.46	4.90[7]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund from March 1, 2011 through March 1, 2012.

During the year ended October 31, 2007, the Portfolio received a one-time reimbursement from the Adviser related to past marketing arrangements. During the years ended October 31, 2008, 2009 and 2010, the Portfolio received one-time payments in respect of class action settlements, which had the result of increasing its total returns. As a result, the Fund’s total returns for the years October 31, 2007, 2008, 2009 and 2010 were higher than they would have been had the Portfolio not received the payments.

*	Aggregate total return.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	The HSBC Investor Value Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May 10, 2004.

[6]

Reflects the expense ratio as reported in the prospectus dated March 1, 2011. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.20%, 1.95%, 1.95% and 0.95% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively. Additional information pertaining to the April 30, 2011 expense ratios can be found in the financial highlights.

[7]	Return for the period April 30, 2004 to April 30, 2011.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	15

Portfolio Reviews

Portfolio Composition*
April 30, 2011
(Unaudited)

HSBC Investor Growth Portfolio

Investment Allocation	Percentage of Investments at Value

Software	8.8%

Computers & Peripherals	8.4%

Machinery	6.3%

Energy Equipment & Services	5.5%

Diversified Financial Services	4.9%

Capital Markets	4.8%

Internet & Catalog Retail	4.8%

Internet Software & Services	4.6%

IT Services	4.2%

Communications Equipment	3.9%

Hotels, Restaurants & Leisure	3.6%

Health Care Providers & Services	3.4%

Oil, Gas & Consumable Fuels	3.1%

Road & Rail	3.0%

Aerospace & Defense	3.0%

Pharmaceuticals	2.7%

Media	2.5%

Metals & Mining	2.3%

Health Care Equipment & Supplies	2.3%

Semiconductors & Semiconductor Equipment	2.2%

Investment Company	2.2%

Specialty Retail	2.0%

Construction & Engineering	1.7%

Wireless Telecommunication Services	1.5%

Personal Products	1.2%

Auto Components	1.1%

Air Freight & Logistics	1.1%

Health Care Technology	1.1%

Food & Staples Retailing	1.0%

Automobiles	1.0%

Food Products	1.0%

Chemicals	0.8%

Total	100.0%

HSBC Investor International Equity Portfolio

Investment Allocation	Percentage of Investments at Value

Europe	60.9%

Australia & Far East	13.8%

Japan	12.7%

Other	6.8%

Canada	3.0%

Investment Company	1.6%

Exchange Traded Fund	1.2%

Total	100.0%

HSBC Investor Opportunity Portfolio

Investment Allocation	Percentage of Investments at Value

Oil, Gas & Consumable Fuels	10.2%

Software	5.7%

Machinery	5.3%

Commercial Services & Supplies	5.0%

Life Sciences Tools & Services	4.9%

Semiconductors & Semiconductor Equipment	4.7%

Chemicals	4.2%

Health Care Equipment & Supplies	3.7%

Food Products	3.7%

Textiles, Apparel & Luxury Goods	3.6%

Electrical Equipment	3.5%

IT Services	3.3%

Health Care Providers & Services	3.3%

Containers & Packaging	3.0%

Capital Markets	2.9%

Wireless Telecommunication Services	2.7%

Auto Components	2.4%

Road & Rail	2.1%

Communications Equipment	2.0%

Biotechnology	2.0%

Media	2.0%

Electronic Components & Semiconductors	1.9%

Metals & Mining	1.9%

Aerospace & Defense	1.8%

Internet Software & Services	1.7%

Diversified Consumer Services	1.7%

Hotels, Restaurants & Leisure	1.6%

Investment Company	1.6%

Trading Companies & Distributors	1.6%

Real Estate Investment Trusts (REITs)	1.5%

Specialty Retail	1.4%

Pharmaceuticals	1.3%

Diversified Financial Services	1.2%

Commercial Banks	0.6%

Total	100.0%

HSBC Investor Value Portfolio

Investment Allocation	Percentage of Investments at Value

Insurance	17.6%

Oil, Gas & Consumable Fuels	14.8%

Pharmaceuticals	10.0%

Metals & Mining	7.2%

Media	7.0%

Software	6.8%

Communications Equipment	5.2%

Diversified Financial Services	4.5%

Biotechnology	3.6%

Investment Company	3.2%

Food & Staples Retailing	2.8%

Aerospace & Defense	2.7%

Commercial Banks	2.1%

Machinery	2.0%

Auto Components	1.8%

Road & Rail	1.7%

Tobacco	1.6%

Commercial Services & Supplies	1.5%

Capital Markets	1.4%

Independent Power Producers & Energy Traders	1.4%

Energy Equipment & Services	1.1%

Total	100.0%

*	Portfolio composition is subject to change.

16	HSBC INVESTOR FAMILY OF FUNDS

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HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2011 (Unaudited)

	Growth Fund	International Equity Fund	Opportunity Fund	Opportunity Fund (Advisor)

Assets:
Investments in Affiliated Portfolios	$75,808,648	$13,342,494	$15,137,832	$149,185,117
Receivable for capital shares issued	524,600	76,486	89,457	266,645
Reclaims receivable	—	533,578	—	—
Receivable from Investment Adviser	—	9,373	3,771	—
Prepaid expenses and other assets	18,090	7,079	8,064	4,240

Total Assets	76,351,338	13,969,010	15,239,124	149,456,002

Liabilities:
Payable for capital shares redeemed	76,583	10,005	13,887	63,507
Accrued expenses and other liabilities:
Administration	1,377	244	271	2,704
Distribution	829	—	651	—
Shareholder Servicing	3,979	—	3,941	—
Compliance Services	37	2	2	62
Transfer Agent	15,136	6,936	11,779	7,686
Trustee	239	109	46	384
Other	23,324	655	5,323	71,534

Total Liabilities	121,504	17,951	35,900	145,877

Net Assets	$76,229,834	$13,951,059	$15,203,224	$149,310,125

Composition of Net Assets:
Capital	$57,619,387	$83,456,183	$10,330,636	$101,022,445
Accumulated net investment income (loss)	(6,367)	28,642	(46,208)	(51,230)
Accumulated net realized gains (losses) from investments	(2,792,655)	(70,484,045)	916,294	9,201,264
Unrealized appreciation/depreciation on investments	21,409,469	950,279	4,002,502	39,137,646

Net Assets	$76,229,834	$13,951,059	$15,203,224	$149,310,125

Net Assets:
Class A Shares	$17,913,615	$—	$14,116,844	$—
Class B Shares	1,155,345	—	658,765	—
Class C Shares	206,267	—	427,615	—
Class I Shares	56,954,607	13,951,059	—	149,310,125

	$76,229,834	$13,951,059	$15,203,224	$149,310,125

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	1,001,515	—	1,139,035	—
Class B Shares	70,551	—	63,967	—
Class C Shares	12,518	—	40,701	—
Class I Shares	3,143,733	1,183,229	—	9,166,613

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$17.89	$—	$12.39	$—
Class B Shares (a)	$16.38	$—	$10.30	$—
Class C Shares (a)	$16.48	$—	$10.51	$—
Class I Shares	$18.12	$11.79	$—	$16.29
Maximum Sales Charge—Class A Shares	5.00%	—%	5.00%	—%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$18.83	$—	$13.04	$—

(a)	Redemption Price per share varies by length of time shares are held.

18	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2011 (Unaudited) (continued)

	Overseas Equity Fund	Value Fund

Assets:
Investments in Affiliated Portfolios	$6,383,482	$35,197,393
Receivable for capital shares issued	950	126,431
Reclaims receivable	38,623	—
Receivable from Investment Adviser	6,604	2,525
Prepaid expenses and other assets	8,932	11,058

Total Assets	6,438,591	35,337,407

Liabilities:
Payable for capital shares redeemed	4,255	33,848
Accrued expenses and other liabilities:
Administration	117	644
Distribution	357	183
Shareholder Servicing	1,290	2,779
Compliance Services	4	86
Transfer Agent	7,764	13,022
Trustee	21	113
Other	372	11,089

Total Liabilities	14,180	61,764

Net Assets	$6,424,411	$35,275,643

Composition of Net Assets:
Capital	$6,680,790	$34,806,108
Accumulated net investment income (loss)	6,509	(2,085)
Accumulated net realized gains (losses) from investments	(746,847)	(5,474,628)
Unrealized appreciation/depreciation on investments	483,959	5,946,248

Net Assets	$6,424,411	$35,275,643

Net Assets:
Class A Shares	$5,843,615	$12,945,219
Class B Shares	528,980	210,650
Class C Shares	51,816	91,139
Class I Shares	—	22,028,635

	$6,424,411	$35,275,643

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	1,269,748	935,586
Class B Shares	131,366	16,048
Class C Shares	11,842	6,895
Class I Shares	—	1,594,554

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$4.60	$13.84
Class B Shares (a)	$4.03	$13.13
Class C Shares (a)	$4.38	$13.22
Class I Shares	$—	$13.82
Maximum Sales Charge—Class A Shares	5.00%	5.00%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$4.84	$14.57

(a)	Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	19

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2011 (Unaudited)

	Growth Fund	International Equity Fund	Opportunity Fund	Opportunity Fund (Advisor)

Investment Income:
Investment Income from Affiliated Portfolios (a)	$356,224	$171,410	$62,960	$622,285
Tax reclaims from Affiliated Portfolios (a)	—	40,615	—	—
Foreign tax withholding from Affiliated Portfolios (a)	(210)	(17,459)	—	—
Expenses from Affiliated Portfolios (a)	(236,524)	(78,532)	(59,949)	(585,975)

Total Investment Income	119,490	116,034	3,011	36,310

Expenses:
Administration:
Class A Shares	1,968	—	1,430	—
Class B Shares	134	—	71	—
Class C Shares	21	—	43	—
Class I Shares	5,962	1,510	—	15,100
Distribution:
Class B Shares	4,409	—	2,343	—
Class C Shares	710	—	1,427	—
Shareholder Servicing:
Class A Shares	21,330	—	13,746	—
Class B Shares	1,470	—	781	—
Class C Shares	236	—	476	—
Accounting	11,903	4,464	9,423	4,464
Compliance Services	225	37	37	403
Printing	17,645	4,195	3,302	32,475
Professional	1,007	196	219	1,797
Transfer Agent	40,836	18,783	28,323	23,858
Trustee	919	263	173	1,626
Registration fees	14,652	7,500	8,549	4,034
Other	2,430	878	4,457	3,783

Total expenses before fee reductions	125,857	37,826	74,800	87,540
Fees contractually reduced by Investment Adviser	—	—	(18,782)	—
Fees voluntarily reduced by Investment Adviser	—	(50,816)	(6,799)	—

Net Expenses	125,857	(12,990)	49,219	87,540

Net Investment Income (Loss)	(6,367)	129,024	(46,208)	(51,230)

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investment securities and foreign currency transactions	4,016,705	1,046,439	1,196,218	11,574,524
Change in unrealized appreciation/depreciation on investments	8,584,404	345,842	2,409,371	23,992,712

Net realized/unrealized gains (losses) from investments	12,601,109	1,392,281	3,605,589	35,567,236

Change In Net Assets Resulting From Operations	$12,594,742	$1,521,305	$3,559,381	$35,516,006

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

20	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2011 (Unaudited) (continued)

	Overseas Equity Fund	Value Fund

Investment Income:
Investment Income from Affiliated Portfolios (a)	$82,950	$229,778
Tax reclaims from Affiliated Portfolios (a)	4,284	—
Foreign tax withholding from Affiliated Portfolios (a)	(8,397)	(2,068)
Expenses from Affiliated Portfolios (a)	(38,700)	(110,777)

Total Investment Income	40,137	116,933

Expenses:
Administration:
Class A Shares	630	1,434
Class B Shares	63	27
Class C Shares	6	10
Class I Shares	—	2,386
Distribution:
Class B Shares	2,060	874
Class C Shares	184	319
Shareholder Servicing:
Class A Shares	6,909	15,388
Class B Shares	687	291
Class C Shares	61	106
Accounting	9,423	12,003
Compliance Services	18	110
Printing	1,725	8,374
Professional	89	475
Transfer Agent	23,165	31,020
Trustee	83	439
Registration fees	7,983	9,206
Other	574	1,399

Total expenses before fee reductions	53,660	83,861
Fees contractually reduced by Investment Adviser	(33,237)	(16,013)
Fees voluntarily reduced by Investment Adviser	(4,611)	—

Net Expenses	15,812	67,848

Net Investment Income (Loss)	24,325	49,085

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investment securities and foreign currency transactions	408,427	118,219
Change in unrealized appreciation/depreciation on investments	270,831	5,052,156

Net realized/unrealized gains (losses) from investments	679,258	5,170,375

Change In Net Assets Resulting From Operations	$703,583	$5,219,460

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	21

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets

	Growth Fund		International Equity Fund

	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$(6,367)	$(237,239)	$129,024	$2,871,032
Net realized gains (losses) from investments	4,016,705	2,754,614	1,046,439	(23,700,569)
Change in unrealized appreciation/depreciation on investments	8,584,404	8,698,898	345,842	10,508,917

Change in net assets resulting from operations	12,594,742	11,216,273	1,521,305	(10,320,620)

Dividends:
Net investment income:
Class I Shares	—	—	(2,314,948)	(2,826,752)

Change in net assets resulting from shareholder dividends	—	—	(2,314,948)	(2,826,752)

Change in net assets resulting from capital transactions	(3,688,009)	(1,368,340)	977,617	(153,327,685)

Change in net assets	8,906,733	9,847,933	183,974	(166,475,057)

Net Assets:
Beginning of period	67,323,101	57,475,168	13,767,085	180,242,142

End of period	$76,229,834	$67,323,101	$13,951,059	$13,767,085

Accumulated net investment income (loss)	$(6,367)	$—	$28,642	$2,214,566

22	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Growth Fund		International Equity Fund

	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$526,840	$1,474,696	$—	$—
Value of shares redeemed	(2,086,062)	(3,830,531)	—	—

Class A Shares capital transactions	(1,559,222)	(2,355,835)	—	—

Class B Shares:
Proceeds from shares issued	21,353	45,443	—	—
Value of shares redeemed	(284,759)	(1,185,170)	—	—

Class B Shares capital transactions	(263,406)	(1,139,727)	—	—

Class C Shares:
Proceeds from shares issued	8,100	37,690	—	—
Value of shares redeemed	(18,518)	(672)	—	—

Class C Shares capital transactions	(10,418)	37,018	—	—

Class I Shares:
Proceeds from shares issued	6,817,014	9,912,289	1,236,477	17,089,243
Dividends reinvested	—	—	1,694,111	2,134,231
Value of shares redeemed	(8,671,976)	(7,822,085)	(1,952,971)	(172,551,159)

Class I Shares capital transactions	(1,854,962)	2,090,204	977,617	(153,327,685)

Change in net assets resulting from capital transactions	$(3,688,008)	$(1,368,340)	$977,617	$(153,327,685)

SHARE TRANSACTIONS:
Class A Shares:
Issued	31,823	105,581	—	—
Redeemed	(125,862)	(278,015)	—	—

Change in Class A Shares	(94,039)	(172,434)	—	—

Class B Shares:
Issued	1,419	3,490	—	—
Redeemed	(18,741)	(93,088)	—	—

Change in Class B Shares	(17,322)	(89,598)	—	—

Class C Shares:
Issued	527	3,029	—	—
Redeemed	(1,282)	(54)	—	—

Change in Class C Shares	(755)	2,975	—	—

Class I Shares:
Issued	404,585	705,610	108,247	1,420,299
Reinvested	—	—	160,579	173,656
Redeemed	(517,557)	(563,535)	(170,333)	(15,335,841)

Change in Class I Shares	(112,972)	142,075	98,493	13,741,886

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	23

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Advisor)

	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$(46,208)	$(125,276)	$(51,230)	$(505,560)
Net realized gains (losses) from investments transactions	1,196,218	1,493,153	11,574,524	13,711,938
Change in unrealized appreciation/depreciation on investments	2,409,371	1,480,059	23,992,712	14,318,171

Change in net assets resulting from operations	3,559,381	2,847,936	35,516,006	27,524,549

Dividends:
Net realized gains:
Class A Shares	(183,592)	—	—	—
Class B Shares	(11,590)	—	—	—
Class C Shares	(6,561)	—	—	—
Class I Shares	—	—	(2,935,113)	—

Change in net assets resulting from shareholder dividends	(201,743)	—	(2,935,113)	—

Change in net assets resulting from capital transactions	(435,499)	(1,603,281)	(335,100)	(10,745,516)

Change in net assets	2,922,139	1,244,655	32,245,793	16,779,033

Net Assets:
Beginning of period	12,281,085	11,036,430	117,064,332	100,285,299

End of period	$15,203,224	$12,281,085	$149,310,125	$117,064,332

Accumulated net investment income (loss)	$(46,208)	$—	$(51,230)	$—

24	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Advisor)

	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,133,393	$958,979	$—	$—
Dividends reinvested	182,620	—	—	—
Value of shares redeemed	(1,591,388)	(1,934,533)	—	—

Class A Shares capital transactions	(275,375)	(975,554)	—	—

Class B Shares:
Proceeds from shares issued	30,814	64,053	—	—
Dividends reinvested	11,521	—	—	—
Value of shares redeemed	(196,888)	(692,276)	—	—

Class B Shares capital transactions	(154,553)	(628,223)	—	—

Class C Shares:
Proceeds from shares issued	7,164	15,200	—	—
Dividends reinvested	6,561	—	—	—
Value of shares redeemed	(19,296)	(14,704)	—	—

Class C Shares capital transactions	(5,571)	496	—	—

Class I Shares:
Proceeds from shares issued	—	—	11,515,492	15,064,090
Dividends reinvested	—	—	2,626,240	—
Value of shares redeemed	—	—	(14,476,832)	(25,809,606)

Class I Shares capital transactions	—	—	(335,100)	(10,745,516)

Change in net assets resulting from capital transactions	$(435,499)	$(1,603,281)	$(335,100)	$(10,745,516)

SHARE TRANSACTIONS:
Class A Shares:
Issued	100,301	111,213	—	—
Reinvested	17,099	—	—	—
Redeemed	(145,280)	(226,379)	—	—

Change in Class A Shares	(27,880)	(115,166)	—	—

Class B Shares:
Issued	3,330	8,548	—	—
Reinvested	1,296	—	—	—
Redeemed	(22,064)	(97,089)	—	—

Change in Class B Shares	(17,438)	(88,541)	—	—

Class C Shares:
Issued	788	2,110	—	—
Reinvested	723	—	—	—
Redeemed	(2,174)	(1,877)	—	—

Change in Class C Shares	(663)	233	—	—

Class I Shares:
Issued	—	—	814,223	1,318,081
Reinvested	—	—	187,589	—
Redeemed	—	—	(1,005,863)	(2,249,632)

Change in Class I Shares	—	—	(4,051)	(931,551)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	25

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Overseas Equity Fund		Value Fund

	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$24,325	$61,975	$49,085	$153,770
Net realized gains (losses) from investments transactions	408,427	(292,078)	118,219	222,525
Change in unrealized appreciation/depreciation on investments	270,831	543,769	5,052,156	3,453,894

Change in net assets resulting from operations	703,583	313,666	5,219,460	3,830,189

Dividends:
Net investment income:
Class A Shares	(176,658)	(97,964)	(10,330)	(47,448)
Class B Shares	(16,000)	(10,236)	—	—
Class C Shares	(1,236)	(616)	—	—
Class I Shares	—	—	(40,840)	(115,714)

Change in net assets resulting from shareholder dividends	(193,894)	(108,816)	(51,170)	(163,162)

Change in net assets resulting from capital transactions	(267,446)	(981,210)	(2,323,943)	(1,252,262)

Change in net assets	242,243	(776,360)	2,844,347	2,414,765

Net Assets:
Beginning of period	6,182,168	6,958,528	32,431,296	30,016,531

End of period	$6,424,411	$6,182,168	$35,275,643	$32,431,296

Accumulated net investment income (loss)	$6,509	$176,079	$(2,085)	$—

26	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Overseas Equity Fund		Value Fund

	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$165,142	$583,913	$185,314	$710,206
Dividends reinvested	169,153	97,142	9,641	47,084
Value of shares redeemed	(492,503)	(1,265,995)	(1,243,705)	(2,905,337)

Class A Shares capital transactions	(158,208)	(584,940)	(1,048,750)	(2,148,047)

Class B Shares:
Proceeds from shares issued	6,770	18,410	6,999	9,750
Dividends reinvested	15,932	10,191	—	—
Value of shares redeemed	(123,603)	(421,250)	(82,004)	(270,952)

Class B Shares capital transactions	(100,901)	(392,649)	(75,005)	(261,202)

Class C Shares:
Proceeds from shares issued	—	—	—	110
Dividends reinvested	1,236	616	—	—
Value of shares redeemed	(9,573)	(4,237)	(550)	(850)

Class C Shares capital transactions	(8,337)	(3,621)	(550)	(740)

Class I Shares:
Proceeds from shares issued	—	—	2,574,915	4,792,318
Dividends reinvested	—	—	32,732	104,270
Value of shares redeemed	—	—	(3,807,285)	(3,738,861)

Class I Shares capital transactions	—	—	(1,199,638)	1,157,727

Change in net assets resulting from capital transactions	$(267,446)	$(981,210)	$(2,323,943)	$(1,252,262)

SHARE TRANSACTIONS:
Class A Shares:
Issued	38,520	145,520	14,290	60,743
Reinvested	41,057	23,521	757	4,327
Redeemed	(116,119)	(312,739)	(95,535)	(255,968)

Change in Class A Shares	(36,542)	(143,698)	(80,488)	(190,898)

Class B Shares:
Issued	1,803	5,508	579	870
Reinvested	4,401	2,807	—	—
Redeemed	(32,651)	(118,364)	(6,590)	(25,045)

Change in Class B Shares	(26,447)	(110,049)	(6,011)	(24,175)

Class C Shares:
Reinvested	315	156	—	—
Redeemed	(2,373)	(1,132)	(45)	(80)

Change in Class C Shares	(2,058)	(976)	(45)	(80)

Class I Shares:
Issued	—	—	198,723	418,459
Reinvested	—	—	2,577	9,616
Redeemed	—	—	(292,694)	(330,213)

Change in Class I Shares	—	—	(91,394)	97,862

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	27

HSBC INVESTOR FUNDS—GROWTH FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006	$14.12	(0.02	)*	0.99	0.97	—	(0.23)	(0.23)	$14.86
Year Ended October 31, 2007	14.86	—	*(f)	4.23	4.23	(0.01)	(1.13)	(1.14)	17.95
Year Ended October 31, 2008	17.95	(0.05	)*	(6.51)	(6.56)	—	(0.84)	(0.84)	10.55
Year Ended October 31, 2009	10.55	(0.04	)*	2.03	1.99	—	—	—	12.54
Year Ended October 31, 2010	12.54	(0.07	)*	2.55	2.48	—	—	—	15.02
Six Months Ended April 30, 2011 (Unaudited)	15.02	(0.01	)*	2.88	2.87	—	—	—	17.89

CLASS B SHARES
Year Ended October 31, 2006	$13.57	(0.12	)*	0.95	0.83	—	(0.23)	(0.23)	$14.17
Year Ended October 31, 2007	14.17	(0.11	)*	3.99	3.88	—	(1.13)	(1.13)	16.92
Year Ended October 31, 2008	16.92	(0.16	)*	(6.07)	(6.23)	—	(0.84)	(0.84)	9.85
Year Ended October 31, 2009	9.85	(0.10	)*	1.85	1.75	—	—	—	11.60
Year Ended October 31, 2010	11.60	(0.16	)*	2.36	2.20	—	—	—	13.80
Six Months Ended April 30, 2011 (Unaudited)	13.80	(0.07	)*	2.65	2.58	—	—	—	16.38

CLASS C SHARES
Year Ended October 31, 2006	$13.64	(0.16	)*	0.99	0.83	—	(0.23)	(0.23)	$14.24
Year Ended October 31, 2007	14.24	(0.11	)*	4.02	3.91	—	(1.13)	(1.13)	17.02
Year Ended October 31, 2008	17.02	(0.16	)*	(6.11)	(6.27)	—	(0.84)	(0.84)	9.91
Year Ended October 31, 2009	9.91	(0.12	)*	1.89	1.77	—	—	—	11.68
Year Ended October 31, 2010	11.68	(0.17	)*	2.38	2.21	—	—	—	13.89
Six Months Ended April 30, 2011 (Unaudited)	13.89	(0.07	)*	2.66	2.59	—	—	—	16.48

CLASS I SHARES
Year Ended October 31, 2006	$14.12	0.02	*	0.99	1.01	—	(0.23)	(0.23)	$14.90
Year Ended October 31, 2007	14.90	0.03	*	4.24	4.27	(0.02)	(1.13)	(1.15)	18.02
Year Ended October 31, 2008	18.02	(0.02	)*	(6.54)	(6.56)	—	(0.84)	(0.84)	10.62
Year Ended October 31, 2009	10.62	(0.01	)*	2.04	2.03	—	—	—	12.65
Year Ended October 31, 2010	12.65	(0.04	)*	2.58	2.54	—	—	—	15.19
Six Months Ended April 30, 2011 (Unaudited)	15.19	—	*	2.93	2.93	—	—	—	18.12

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover (b)(e)

CLASS A SHARES
Year Ended October 31, 2006	6.92%		$21,985	1.20%		(0.14)%		1.44%	75.06%
Year Ended October 31, 2007	30.45	%(g)	30,858	1.11	%(g)	(0.03	)%(g)	1.22%	57.04%
Year Ended October 31, 2008	(38.23	)%(h)	17,180	1.20%		(0.36)%		1.22%	157.87%
Year Ended October 31, 2009	18.86	%(i)	15,896	1.20%		(0.33)%		1.31%	65.67%
Year Ended October 31, 2010	19.78	% (j)(k)	16,452	1.20%		(0.54	)%(k)	1.23%	89.14%
Six Months Ended April 30, 2011 (Unaudited)	19.11	%(l)	17,914	1.19%		(0.18)%		1.19%	27.13%

CLASS B SHARES
Year Ended October 31, 2006	6.16%		$1,446	1.95%		(0.88)%		2.19%	75.06%
Year Ended October 31, 2007	29.43	%(g)	1,630	1.86	%(g)	(0.78	)%(g)	1.98%	57.04%
Year Ended October 31, 2008	(38.62	)%(h)	2,839	1.95%		(1.20)%		1.96%	157.87%
Year Ended October 31, 2009	17.87	%(i)	2,059	1.95%		(1.06)%		2.06%	65.67%
Year Ended October 31, 2010	18.97	%(j)(k)	1,213	1.95%		(1.28	)%(k)	1.98%	89.14%
Six Months Ended April 30, 2011 (Unaudited)	18.70	%(l)	1,155	1.93%		(0.95)%		1.93%	27.13%

CLASS C SHARES
Year Ended October 31, 2006	6.13%		$270	1.95%		(0.89)%		2.18%	75.06%
Year Ended October 31, 2007	29.49	%(g)	98	1.86	%(g)	(0.79	)%(g)	1.96%	57.04%
Year Ended October 31, 2008	(38.63	)%(h)	72	1.95%		(1.13)%		1.97%	157.87%
Year Ended October 31, 2009	17.86	%(i)	120	1.95%		(1.12)%		2.05%	65.67%
Year Ended October 31, 2010	18.92	%(j)(k)	184	1.95%		(1.30	)(k)	1.99%	89.14%
Six Months Ended April 30, 2011 (Unaudited)	18.65	%(l)	206	1.94%		(0.93)%		1.94%	27.13%

CLASS I SHARES
Year Ended October 31, 2006	7.21%		$15,042	0.95%		0.12%		1.19%	75.06%
Year Ended October 31, 2007	30.73	%(g)	30,295	0.87	%(g)	0.20	%(g)	0.96%	57.04%
Year Ended October 31, 2008	(38.07	)%(h)	38,868	0.95%		(0.16)%		0.97%	157.87%
Year Ended October 31, 2009	19.11	%(i)	39,400	0.95%		(0.08)%		1.06%	65.67%
Year Ended October 31, 2010	20.08	%(j)(k)	49,474	0.95%		(0.30	)%(k)	0.99%	89.14%
Six Months Ended April 30, 2011 (Unaudited)	19.29	%(l)	56,955	0.94%		0.06%		0.94%	27.13%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Growth Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated on the basis of the Portfolio in which the Fund invests all its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)	Represents less than $0.005 or $(0.005).

(g)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.09%, 0.09%, 0.09%, and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2008, the Portfolio in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(i)

During the year ended October 31, 2009, the Portfolio in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.50%, 0.54%, 0.53% and 0.49% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(j)

During the year ended October 31, 2010, the Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.17%, 0.17%, 0.17% and 0.17% for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(k)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc.

(See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.02%, 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(l)

During the period ended April 30, 2011, the Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.18%, 0.18%, 0.18% and 0.18% for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

28	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR ADVISORS TRUST—INTERNATIONAL EQUITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS I SHARES
Year Ended October 31, 2006	$17.54	0.38	5.14	5.52	(0.36)	(0.60)	(0.96)	$22.10
Year Ended October 31, 2007	22.10	0.50	4.69	5.19	(0.55)	(1.84)	(2.39)	24.90
Year Ended October 31, 2008	24.90	0.53	(12.41)	(11.88)	(0.39)	(1.90)	(2.29)	10.73
Year Ended October 31, 2009	10.73	0.28	2.31	2.59	(0.54)	(0.62)	(1.16)	12.16
Year Ended October 31, 2010	12.16	2.25	(1.53)	0.72	(0.19)	—	(0.19)	12.69
Six Months Ended April 30, 2011 (Unaudited)	12.69	0.17	1.12	1.29	(2.19)	—	(2.19)	11.79

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(b)(e)

CLASS I SHARES
Year Ended October 31, 2006	32.70%		$283,749	0.97%		2.02%		0.97%	33.39%
Year Ended October 31, 2007	25.41	%(f)(g)	385,717	0.87	%(f)	2.15	%(f)	0.89%	26.08%
Year Ended October 31, 2008	(51.92)		161,053	0.84%		2.69%		0.84%	28.98%
Year Ended October 31, 2009	27.90%		180,242	0.97%		2.27%		0.97%	58.31%
Year Ended October 31, 2010	5.99	%(h)(i)	13,767	0.87%		2.27	%(i)	0.90%	63.35%
Six Months Ended April 30, 2011 (Unaudited)	12.17%		13,951	1.00%		1.97%		1.78%	129.61	%(j)

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor International Equity Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total return were 0.02% for the Class I Shares.

(g)

During the year ended October 31, 2007, the Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.18% for Class I Shares

(h)

During the year ended October 31, 2010, the Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact of the total return was 0.32% for Class I Shares.

(i)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and total return was 0.01% and 0.06%, respectively, for Class I Shares.

(j)

Effective at the close of business on January 12, 2011, the HSBC Investor International Equity Portfolio, in which the Fund invests all of its investable assets, changed its subadviser from AllianceBernstein L.P. to Lord, Abbett & Co. LLC. As a result, the portfolio turnover rate was higher than historical rates.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	29

HSBC INVESTOR FUNDS—OPPORTUNITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006	$12.39	(0.14	)*	2.43	2.29	(0.39)	(0.39)	$14.29
Year Ended October 31, 2007	14.29	(0.16	)*	4.01	3.85	(1.73)	(1.73)	16.41
Year Ended October 31, 2008	16.41	(0.12	)*	(4.04)	(4.16)	(5.16)	(5.16)	7.09
Year Ended October 31, 2009	7.09	(0.07	)*	0.97	0.90	(0.43)	(0.43)	7.56
Year Ended October 31, 2010	7.56	(0.09	)*	2.20	2.11	—	—	9.67
Six Months Ended April 30, 2011 (Unaudited)	9.67	(0.03	)*	2.91	2.88	(0.16)	(0.16)	12.39

CLASS B SHARES
Year Ended October 31, 2006	$11.60	(0.23	)*	2.27	2.04	(0.39)	(0.39)	$13.25
Year Ended October 31, 2007	13.25	(0.25	)*	3.67	3.42	(1.73)	(1.73)	14.94
Year Ended October 31, 2008	14.94	(0.18	)*	(3.50)	(3.68)	(5.16)	(5.16)	6.10
Year Ended October 31, 2009	6.10	(0.10	)*	0.80	0.70	(0.43)	(0.43)	6.37
Year Ended October 31, 2010	6.37	(0.13	)*	1.85	1.72	—	—	8.09
Six Months Ended April 30, 2011 (Unaudited)	8.09	(0.06	)*	2.43	2.37	(0.16)	(0.16)	10.30

CLASS C SHARES
Year Ended October 31, 2006	$11.71	(0.23	)*	2.29	2.06	(0.39)	(0.39)	$13.38
Year Ended October 31, 2007	13.38	(0.26	)*	3.72	3.46	(1.73)	(1.73)	15.11
Year Ended October 31, 2008	15.11	(0.17	)*	(3.57)	(3.74)	(5.16)	(5.16)	6.21
Year Ended October 31, 2009	6.21	(0.10	)*	0.81	0.71	(0.43)	(0.43)	6.49
Year Ended October 31, 2010	6.49	(0.13	)*	1.89	1.76	—	—	8.25
Six Months Ended April 30, 2011 (Unaudited)	8.25	(0.06	)*	2.48	2.42	(0.16)	(0.16)	10.51

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover (b)(e)

CLASS A SHARES
Year Ended October 31, 2006	18.81%		$24,463	1.55%		(1.04)%		1.70%	60.83%
Year Ended October 31, 2007	30.28	%(f)	15,057	1.52	%(f)	(1.13	)%(f)	1.77%	69.41%
Year Ended October 31, 2008	(35.84)%		9,600	1.55%		(1.13)%		1.82%	80.42%
Year Ended October 31, 2009	14.85%		9,687	1.55%		(1.02)%		2.30%	64.91%
Year Ended October 31, 2010	27.91	%(g)(h)	11,282	1.55%		(1.00	)%(h)	2.07%	67.62%
Six Months Ended April 30, 2011 (Unaudited)	30.07	%(i)	14,117	1.55%		(0.62)%		1.92%	29.52%

CLASS B SHARES
Year Ended October 31, 2006	17.91%		$4,768	2.30%		(1.79)%		2.45%	60.83%
Year Ended October 31, 2007	29.30	%(f)	4,928	2.26	%(f)	(1.91	)%(f)	2.52%	69.41%
Year Ended October 31, 2008	(36.30)%		1,578	2.29%		(1.88)%		2.58%	80.42%
Year Ended October 31, 2009	13.92%		1,082	2.30%		(1.77)%		3.10%	64.91%
Year Ended October 31, 2010	27.00	%(g)(h)	658	2.30%		(1.78	)%(h)	2.86%	67.62%
Six Months Ended April 30, 2011 (Unaudited)	29.63	%(i)	659	2.30%		(1.37)%		2.70%	29.52%

CLASS C SHARES
Year Ended October 31, 2006	17.92%		$299	2.30%		(1.78)%		2.45%	60.83%
Year Ended October 31, 2007	29.32	%(f)	334	2.27	%(f)	(1.91	)%(f)	2.50%	69.41%
Year Ended October 31, 2008	(36.27)%		189	2.30%		(1.88)%		2.58%	80.42%
Year Ended October 31, 2009	13.83%		267	2.30%		(1.78)%		3.08%	64.91%
Year Ended October 31, 2010	27.12	%(g)(h)	341	2.30%		(1.75	)%(h)	2.86%	67.62%
Six Months Ended April 30, 2011 (Unaudited)	29.66	%(i)	428	2.30%		(1.37)%		2.70%	29.52%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expense assuming the inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated on the basis of the Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.03%, 0.04%, and 0.03% for Class A Shares, Class B Shares, and Class C Shares, respectively.

(g)

During the year ended October 31, 2010, the Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.15% and 0.15% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)

During the period ended April 30, 2011, the Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares and Class C Shares, respectively.

30	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR ADVISOR FUNDS TRUST—OPPORTUNITY FUND (ADVISOR)

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS I SHARES
Year Ended October 31, 2006	$14.94	(0.09)	2.93	2.84	(0.50)	(0.50)	$17.28
Year Ended October 31, 2007	17.28	(0.11)	4.48	4.37	(2.71)	(2.71)	18.94
Year Ended October 31, 2008	18.94	(0.07)	(4.99)	(5.06)	(4.97)	(4.97)	8.91
Year Ended October 31, 2009	8.91	(0.04)	1.32	1.28	(0.26)	(0.26)	9.93
Year Ended October 31, 2010	9.93	(0.06)	2.90	2.84	—	—	12.77
Six Months Ended April 30, 2011 (Unaudited)	12.77	(0.01)	3.84	3.83	(0.31)	(0.31)	16.29

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(b)(e)

CLASS I SHARES
Year Ended October 31, 2006	19.40%		$192,124	1.03%		(0.51)%		1.03%	60.83%
Year Ended October 31, 2007	29.42	%(f)	176,593	0.96	%(f)	(0.60	)%(f)	1.03%	69.41%
Year Ended October 31, 2008	(35.39)%		97,841	0.97%		(0.55)%		0.97%	80.42%
Year Ended October 31, 2009	15.47%		100,285	1.02%		(0.50)%		1.02%	64.91%
Year Ended October 31, 2010	28.60	%(g)(h)	117,064	1.01%		(0.46	)%(g)	1.01%	67.62%
Six Months Ended April 30, 2011 (Unaudited)	30.43	%(i)	149,310	1.01%		(0.08)%		1.01%	29.52%

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the Portfolio in which the Fund invests all of its investable assets.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total return were 0.07% for the Class I Shares.

(g)

During the year ended October 31, 2010, the Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15% for Class I Shares.

(h)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01% for the Class I Shares.

(i)

During the period ended April 30, 2011, the Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.01% for Class I Shares.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	31

HSBC INVESTOR FUNDS—OVERSEAS EQUITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006	$15.59	0.22		4.45	4.67	(0.25)	(1.16)	(1.41)	$18.85
Year Ended October 31, 2007	18.85	0.22	*	3.92	4.14	(0.40)	(2.11)	(2.51)	20.48
Year Ended October 31, 2008	20.48	0.24	*	(9.41)	(9.17)	(0.15)	(3.31)	(3.46)	7.85
Year Ended October 31, 2009	7.85	0.06	*	0.47	0.53	(0.49)	(3.79)	(4.28)	4.10
Year Ended October 31, 2010	4.10	0.04	*	0.17	0.21	(0.07)	—	(0.07)	4.24
Six Months Ended April 30, 2011 (Unaudited)	4.24	0.02	*	0.48	0.50	(0.14)	—	(0.14)	4.60

CLASS B SHARES
Year Ended October 31, 2006	$14.95	0.09		4.26	4.35	(0.14)	(1.16)	(1.30)	$18.00
Year Ended October 31, 2007	18.00	0.10	*	3.70	3.80	(0.27)	(2.11)	(2.38)	19.42
Year Ended October 31, 2008	19.42	0.14	*	(8.86)	(8.72)	(0.03)	(3.31)	(3.34)	7.36
Year Ended October 31, 2009	7.36	0.03	*	0.37	0.40	(0.38)	(3.79)	(4.17)	3.59
Year Ended October 31, 2010	3.59	0.01	*	0.15	0.16	(0.04)	—	(0.04)	3.71
Six Months Ended April 30, 2011 (Unaudited)	3.71	—	*(j)	0.43	0.43	(0.11)	—	(0.11)	4.03

CLASS C SHARES
Year Ended October 31, 2006	$15.23	0.11		4.33	4.44	(0.14)	(1.16)	(1.30)	$18.37
Year Ended October 31, 2007	18.37	0.11	*	3.80	3.91	(0.23)	(2.11)	(2.34)	19.94
Year Ended October 31, 2008	19.94	0.15	*	(9.15)	(9.00)	(0.02)	(3.31)	(3.33)	7.61
Year Ended October 31, 2009	7.63	0.03	*	0.43	0.46	(0.39)	(3.79)	(4.18)	3.89
Year Ended October 31, 2010	3.89	0.01	*	0.16	0.17	(0.04)	—	(0.04)	4.02
Six Months Ended April 30, 2011 (Unaudited)	4.02	—	*(j)	0.46	0.46	(0.10)	—	(0.10)	4.38

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover (b)(e)

CLASS A SHARES
Year Ended October 31, 2006	31.85%		$22,761	1.67%		1.24%		1.67%	33.39%
Year Ended October 31, 2007	24.19	%(f)	16,078	1.62	%(f)	1.15	%(f)	1.64%	26.08%
Year Ended October 31, 2008	(52.63)%		6,645	1.70%		1.75%		1.81%	28.98%
Year Ended October 31, 2009	23.99%		5,939	1.70%		1.56%		2.52%	58.31%
Year Ended October 31, 2010	5.17	%(g)(h)	5,541	1.70%		1.10	%(h)	2.71%	63.35%
Six Months Ended April 30, 2011 (Unaudited)	12.11%		5,844	1.70%		1.01%		3.07%	129.61	%(i)

CLASS B SHARES
Year Ended October 31, 2006	30.87%		$3,234	2.42%		0.58%		2.42%	33.39%
Year Ended October 31, 2007	23.26	%(f)	3,698	2.37	%(f)	0.59	%(f)	2.40%	26.08%
Year Ended October 31, 2008	(52.97)%		1,249	2.45%		1.05%		2.56%	28.98%
Year Ended October 31, 2009	23.03%		962	2.45%		0.79%		3.28%	58.31%
Year Ended October 31, 2010	4.52	%(g)(h)	585	2.45%		0.28	%(h)	3.44%	63.35%
Six Months Ended April 30, 2011 (Unaudited)	11.79%		529	2.45%		0.17%		3.81%	129.61	%(i)

CLASS C SHARES
Year Ended October 31, 2006	30.92%		$163	2.41%		0.58%		2.41%	33.39%
Year Ended October 31, 2007	23.39	%(f)	147	2.30	%(f)	0.59	%(f)	2.32%	26.08%
Year Ended October 31, 2008	(52.96)%		58	2.45%		1.12%		2.57%	28.98%
Year Ended October 31, 2009	23.01%		58	2.45%		0.92%		3.28%	58.31%
Year Ended October 31, 2010	4.43	%(g)(h)	56	2.45%		0.33	%(h)	3.46%	63.35%
Six Months Ended April 30, 2011 (Unaudited)	11.85%		52	2.45%		0.28%		3.81%	129.61	%(i)

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor International Equity Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated on the basis of the Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.02%, 0.03%, and 0.02% for Class A Shares, Class B Shares, and Class C Shares, respectively.

(g)

During the year ended October 31, 2010, the Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.34%, 0.34% and 0.34% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)

Effective at the close of business on January 12, 2011, the HSBC Investor International Equity Portfolio, in which the Fund invests all of its investable assets, changed its subadviser from AllianceBernstein L.P. to Lord, Abbett & Co. LLC. As a result, the portfolio turnover rate was higher than historical rates.

(j)	Represents less than $0.005 or $(0.005).

32	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—VALUE FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006	$15.13	0.12	*	2.95	3.07	(0.19)	(1.29)	(1.48)	$16.72
Year Ended October 31, 2007	16.72	0.14	*	1.38	1.52	(0.13)	(1.57)	(1.70)	16.54
Year Ended October 31, 2008	16.54	0.13	*	(6.30)	(6.17)	(0.13)	(1.30)	(1.43)	8.94
Year Ended October 31, 2009	8.94	0.09	*	1.64	1.73	(0.11)	—	(0.11)	10.56
Year Ended October 31, 2010	10.56	0.03	*	1.34	1.37	(0.04)	—	(0.04)	11.89
Six Months Ended April 30, 2011 (Unaudited)	11.89	0.01	*	1.95	1.96	(0.01)	—	(0.01)	13.84

CLASS B SHARES
Year Ended October 31, 2006	$14.60	—	*	2.84	2.84	(0.07)	(1.29)	(1.36)	$16.08
Year Ended October 31, 2007	16.08	0.02	*	1.32	1.34	(0.02)	(1.57)	(1.59)	15.83
Year Ended October 31, 2008	15.83	0.03	*	(6.01)	(5.98)	(0.02)	(1.30)	(1.32)	8.53
Year Ended October 31, 2009	8.53	0.04	*	1.54	1.58	(0.03)	—	(0.03)	10.08
Year Ended October 31, 2010	10.08	(0.04	)*	1.28	1.24	—	—	—	11.32
Six Months Ended April 30, 2011 (Unaudited)	11.32	(0.04	)*	1.85	1.81	—	—	—	13.13

CLASS C SHARES
Year Ended October 31, 2006	$14.67	—	*	2.85	2.85	(0.05)	(1.29)	(1.34)	$16.18
Year Ended October 31, 2007	16.18	0.02	*	1.32	1.34	(0.01)	(1.57)	(1.58)	15.94
Year Ended October 31, 2008	15.94	0.03	*	(6.05)	(6.02)	(0.02)	(1.30)	(1.32)	8.60
Year Ended October 31, 2009	8.60	0.02	*	1.57	1.59	(0.04)	—	(0.04)	10.15
Year Ended October 31, 2010	10.15	(0.04	)*	1.28	1.24	—	—	—	11.39
Six Months Ended April 30, 2011 (Unaudited)	11.39	(0.04	)*	1.87	1.83	—	—	—	13.22

CLASS I SHARES
Year Ended October 31, 2006	$15.13	0.15	*	2.94	3.09	(0.23)	(1.29)	(1.52)	$16.70
Year Ended October 31, 2007	16.70	0.18	*	1.38	1.56	(0.17)	(1.57)	(1.74)	16.52
Year Ended October 31, 2008	16.52	0.16	*	(6.28)	(6.12)	(0.17)	(1.30)	(1.47)	8.93
Year Ended October 31, 2009	8.93	0.11	*	1.63	1.74	(0.13)	—	(0.13)	10.54
Year Ended October 31, 2010	10.54	0.06	*	1.34	1.40	(0.07)	—	(0.07)	11.87
Six Months Ended April 30, 2011 (Unaudited)	11.87	0.02	*	1.95	1.97	(0.02)	—	(0.02)	13.82

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover (b)(e)

CLASS A SHARES
Year Ended October 31, 2006	21.70%		$24,688	1.20%		0.74%		1.43%	20.63%
Year Ended October 31, 2007	9.77	%(f)	27,225	1.11	%(f)	0.84	%(f)	1.25%	18.67%
Year Ended October 31, 2008	(40.46	)%(g)	14,881	1.20%		0.99%		1.23%	24.61%
Year Ended October 31, 2009	19.59	%(h)	12,742	1.20%		0.91%		1.40%	19.77%
Year Ended October 31, 2010	13.05	%(i)(j)	12,085	1.20%		0.36	%(j)	1.34%	26.36%
Six Months Ended April 30, 2011 (Unaudited)	16.50%		12,945	1.20%		0.14%		1.29%	10.48%

CLASS B SHARES
Year Ended October 31, 2006	20.78%		$1,939	1.95%		(0.01)%		2.18%	20.63%
Year Ended October 31, 2007	8.92	%(f)	1,772	1.87	%(f)	0.10	%(f)	2.00%	18.67%
Year Ended October 31, 2008	(40.89	)%(g)	717	1.95%		0.24%		1.98%	24.61%
Year Ended October 31, 2009	18.63	%(h)	466	1.95%		0.23%		2.14%	19.77%
Year Ended October 31, 2010	12.30	%(i)(j)	250	1.95%		(0.34	)%(j)	2.08%	26.36%
Six Months Ended April 30, 2011 (Unaudited)	15.99%		211	1.95%		(0.57)%		2.05%	10.48%

CLASS C SHARES
Year Ended October 31, 2006	20.72%		$157	1.95%		0.01%		2.17%	20.63%
Year Ended October 31, 2007	8.95	%(f)	126	1.87	%(f)	0.11	%(f)	1.99%	18.67%
Year Ended October 31, 2008	(40.89	)%(g)	66	1.95%		0.24%		1.98%	24.61%
Year Ended October 31, 2009	18.60	%(h)	71	1.95%		0.12%		2.14%	19.77%
Year Ended October 31, 2010	12.32	%(i)(j)	79	1.95%		(0.40	)%(j)	2.10%	26.36%
Six Months Ended April 30, 2011 (Unaudited)	15.96%		91	1.95%		(0.62)%		2.05%	10.48%

CLASS I SHARES
Year Ended October 31, 2006	21.90%		$18,036	0.95%		0.99%		1.18%	20.63%
Year Ended October 31, 2007	10.04	%(f)	28,692	0.87	%(f)	1.07	%(f)	0.99%	18.67%
Year Ended October 31, 2008	(40.29)	%(g)	17,779	0.95%		1.24%		0.98%	24.61%
Year Ended October 31, 2009	19.82	%(h)	16,737	0.95%		1.16%		1.15%	19.77%
Year Ended October 31, 2010	13.35	%(i)(j)	20,018	0.95%		0.60	%(j)	1.10%	26.36%
Six Months Ended April 30, 2011 (Unaudited)	16.65%		22,029	0.95%		0.39%		1.05%	10.48%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Value Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated on the basis of the Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)

During year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.09%, 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(g)

During the year ended October 31, 2008, the Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.22%, 0.22%, 0.22%, and 0.22%, for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(h)

During the year ended October 31, 2009, the Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.03%, 0.03%, 0.03%, and 0.03%, for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(i)

During the year ended October 31, 2010, the Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(j)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class C Chares and Class I Shares, respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	33

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2011 (Unaudited)

1.     Organization:

               The HSBC Investor Funds (the “Trust’’), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the “Advisor Trust’’), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the “Act’’), as open-end management investment companies. As of April 30, 2011, the Trust is comprised of 15 separate operational funds and the Advisor Trust is comprised of 2 separate operational funds. The accompanying financial statements are presented for the following 6 funds (individually a “Fund’’, collectively the “Funds’’) of the Trust and Advisor Trust (collectively the “Trusts’’):

Fund	Short Name	Trust

HSBC Investor Growth Fund	Growth Fund	Trust
HSBC Investor International Equity Fund	International Equity Fund	Advisor Trust
HSBC Investor Opportunity Fund	Opportunity Fund	Trust
HSBC Investor Opportunity Fund (Advisor)	Opportunity Fund (Advisor)	Advisor Trust
HSBC Investor Overseas Equity Fund	Overseas Equity Fund	Trust
HSBC Investor Value Fund	Value Fund	Trust

               All the Funds are diversified funds. Each Fund is a part of the HSBC Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

               Each Fund utilizes a master-feeder fund structure and seeks to achieve its investment objective by investing all of its investable assets in its respective Portfolio (as defined below).

Fund	Respective Portfolio	Proportionate Interest on April 30, 2011

Growth Fund	HSBC Investor Growth Portfolio	68.0%
International Equity Fund	HSBC Investor International Equity Portfolio	29.2%
Opportunity Fund	HSBC Investor Opportunity Portfolio	8.6%
Opportunity Fund (Advisor)	HSBC Investor Opportunity Portfolio	84.5%
Overseas Equity Fund	HSBC Investor International Equity Portfolio	14.0%
Value Fund	HSBC Investor Value Portfolio	57.8%

               The HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and the HSBC Investor Value Portfolio (individually a “Portfolio’’, collectively the “Portfolios’’) are diversified series of the HSBC Investor Portfolios (the “Portfolio Trust’’). The Portfolios operate as master funds in master-feeder arrangements and also receive investments from certain fund of funds.

               The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

               The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Growth Fund and the Value Fund each offer four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The International Equity Fund and the Opportunity Fund (Advisor) each offer one class of shares: Class I Shares. The Opportunity Fund and the Overseas Equity Fund each offer three classes of shares: Class A Shares, Class B Shares, and Class C Shares. Class A Shares of the Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC’’) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

34	HSBC INVESTOR FAMILY OF FUNDS

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Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

               Under the Trusts’ organizational documents, the Trusts’ officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trusts enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Trusts expect that risk of loss to be remote.

2.      Significant Accounting Policies:

               The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Securities Valuation:

               The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

               The Funds record daily their pro-rata share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. In addition, the Funds accrue their own expenses daily as incurred.

Allocations:

               Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable funds within the HSBC Investor Family of Funds in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

               Dividends to shareholders from net investment income, if any, are declared and distributed semi-annually in the case of the Growth Fund, Opportunity Fund, Opportunity (Advisor) and the Value Fund, and annually in the case of the International Equity Fund and Overseas Equity Fund.

               The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

               The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

               Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as

HSBC INVESTOR FAMILY OF FUNDS	35

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

               Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3.      Investment Valuation Summary:

               The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

               The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

               The Funds record their investments in their respective Portfolios at fair value and are typically categorized as a Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value as discussed more fully in the Notes to Financial Statements of the Portfolios included in this report.

               For the period ended April 30, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fail value.

               The following is a summary of the valuation inputs used as of April 30, 2011 in valuing the Funds’ investments based upon three levels defined above:

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Growth Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$75,808,648	$—	$75,808,648

Total Investment Securities	$—	$75,808,648	$—	$75,808,648

International Equity Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$13,342,494	$—	$13,342,494

Total Investment Securities	$—	$13,342,494	$—	$13,342,494

Opportunity Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$15,137,832	$—	$15,137,832

Total Investment Securities	$—	$15,137,832	$—	$15,137,832

Opportunity Fund (Advisor)
Investment Securities:
Affiliated Portfolios (a)	$—	$149,185,117	$—	$149,185,117

Total Investment Securities	$—	$149,185,117	$—	$149,185,117

36	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Overseas Equity Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$6,383,482	$—	$6,383,482

Total Investment Securities	$—	$6,383,482	$—	$6,383,482

Value Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$35,197,393	$—	$35,197,393

Total Investment Securities	$—	$35,197,393	$—	$35,197,393

(a)

Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used for valuing these instruments are categorized as Level 2.

               The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of April 30, 2011.

               In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

4.      Related Party Transactions and Other Agreements and Plans:

         Investment Management:

               HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolios. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. The Funds are not directly charged any investment management fees.

Administration:

               HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC received from the Funds (as well as other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

               The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each series of the HSBC Investor Family of Funds based upon its pro-rata share of net assets for each class. For assets invested in the Portfolios by the Funds, the Portfolios pay half of the administration fee and the Funds pay half, for a combination of the total fee rate above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios. An amount equal to 50% of the administration fees is deemed to be class specific.

               Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision of the Trusts’

HSBC INVESTOR FAMILY OF FUNDS	37

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

Board of Trustees and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02%, which is retained by HSBC.

               Under a Compliance Services Agreement between the Trust and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi $137,025 for the period ended April 30, 2011, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Service.’’ Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

               Foreside Distribution Services, L.P. (‘Foreside’), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trusts as Distributor (the “Distributor’’). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. As of the most recent fiscal period end, Foreside, as Distributor, also received $563,987, $446,210 and $49,225 in commissions from sales of HSBC Investor Family of Funds, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $30, $6 and $36 were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

               The Trusts have adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25%, and 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting and Transfer Agency:

               Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services.

Independent Trustees:

               Each non-interested Trustee is compensated with a $63,000 annual Board retainer for service as a Trustee of the Trusts and Portfolio Trust, as well as a $3,000 annual retainer for each Committee of the Board of the Trusts and Portfolio Trust. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership. Any emeritus Trustees will be compensated for their services in accordance with a predetermined portion of the non-interested Trustee compensation schedule approved by the Board of Trustees.

Fee Reductions:

               The Investment Adviser has agreed to contractually limit, through March 1, 2012, the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of certain Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

38	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

Fund	Class	Current Contractual Expense Limitation

Growth Fund	A	1.20%
Growth Fund	B	1.95%
Growth Fund	C	1.95%
Growth Fund	I	0.95%
Opportunity Fund	A	1.65%
Opportunity Fund	B	2.40%
Opportunity Fund	C	2.40%
Overseas Equity Fund	A	1.85%
Overseas Equity Fund	B	2.60%
Overseas Equity Fund	C	2.60%
Value Fund	A	1.20%
Value Fund	B	1.95%
Value Fund	C	1.95%
Value Fund	I	0.95%

          Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit was in effect at the time of such waiver or reimbursement. During the period ended April 30, 2011, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of April 30, 2011, the repayments that may potentially be made by the Funds are as follows:

Fund	2013*	2013*	2012*	2011*

Growth Fund	$—	$22,001	$56,048	$7,580
Opportunity Fund	18,782	49,041	65,792	—
Overseas Equity Fund	33,237	53,391	45,169	—
Value Fund	16,013	45,129	55,991	13,116

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be recoupable.

          HSBC voluntarily limits the annual total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses of the International Equity Fund. The expense limitation is based on average daily net assets for any full fiscal year as follows:

Fund	Class	Current Voluntarily Expense Limitation

International Equity Fund	I	1.00%

          The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, the Investment Adviser may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

5.	Investment Transactions:

Contributions and withdrawals of the respective Portfolios for the period ended April 30, 2011 totaled:

Fund	Contributions	Withdrawals

Growth Fund	$3,281,333	$1,032,606
International Equity Fund	1,108,105	2,121,251
Opportunity Fund	725,105	1,511,018
Opportunity Fund (Advisor)	7,047,558	10,593,382
Overseas Equity Fund	158,507	593,784
Value Fund	1,673,581	4,168,260

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Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

6.	Federal Income Tax Information:

The tax character of dividends paid by the Funds for the year ended October 31, 2010 was as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Dividends Paid*

Growth Fund	$—	$—	$—
International Equity Fund	2,826,752	—	2,826,752
Mid-Cap Fund	37,966	—	37,966
Opportunity Fund	—	—	—
Opportunity Fund (Advisor)	—	—	—
Overseas Equity Fund	108,816	—	108,816
Value Fund	163,162	—	163,162

*	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of the latest tax year ended October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(1)	Total Accumulated Earnings/ (Deficit)

Growth Fund	$—	$—	$—	$—	$(9,748,249)	$12,347,061	$2,598,812
International Equity Fund	2,252,180	—	2,252,180	—	(71,453,812)	490,152	(68,711,480)
Mid-Cap Fund	—	—	—	—	(2,389,636)	3,225,011	835,375
Opportunity Fund	—	201,742	201,742	—	—	1,313,207	1,514,949
Opportunity Fund (Advisor)	—	2,935,111	2,935,111	—	—	12,771,676	15,706,787
Overseas Equity Fund	193,893	—	193,893	—	(1,183,101)	223,139	(766,069)
Value Fund	—	—	—	—	(5,476,316)	777,561	(4,698,755)

(1)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts

          As of latest tax year ended October 31, 2010, the following Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Fund	Amount	Expires

Growth Fund	$9,748,249	2017
International Equity Fund	59,383,976	2017
International Equity Fund	12,069,836	2018
Mid-Cap Fund	2,389,636	2017
Overseas Fund	1,183,101	2017
Value Fund	4,161,559	2016
Value Fund	1,314,757	2017

40	HSBC INVESTOR FAMILY OF FUNDS

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Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

During the tax year ended October 31, 2010, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount

Growth Fund	$1,882,720
Opportunity Fund	1,305,884
Opportunity Fund (Advisor)	10,911,778
Overseas Fund	1,185,304
Value Fund	539,878

          The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was enacted on December 22, 2010. The RIC Modernization Act makes changes to several tax rules impacting the Funds. In general, the provisions of the RIC Modernization Act will be effective for the Funds’ fiscal year ending October 31, 2012. Although the RIC Modernization Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the RIC Modernization Act on a Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending October 31, 2012.

7.	Legal and Regulatory Matters:

          On September 26, 2006, BISYS Fund Services, Inc. (“BISYS’’), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC’’) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

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Investment Adviser Contract Approval (Unaudited)

          Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the fund, as defined in the 1940 Act (the “Independent Trustees”) review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2011 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

I. Annual Continuation of Advisory and Sub-Advisory Agreements

          The Board met in person on December 7, 2010 and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met on November 22 and December 6, 2010 to consider, among other things:

•

the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and HSBC Global Asset Management (USA) Inc. (the “Adviser”) and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) to one or more Funds; and

•

the approval of the continuation of certain other ancillary agreements to which the Adviser is a party that obligate the Adviser to provide the Funds with administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (each, an “Ancillary Agreement”).

          Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Advisory Contracts, Sub-Advisory Contracts and Ancillary Agreements (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance; (iv) trading practices of the Adviser and Sub-Advisers; (iv) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper Inc.; (v) total expense ratios, including in comparison with the total expense ratios of other similar funds based on materials provided by Lipper Inc.; (vi) the profitability of the Adviser and certain of the Sub-Advisers; and (vii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trust and to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

          On November 22, 2010, the Contracts Committee convened and its members reviewed the information provided in advance of the meeting and discussed, among other things: (i) the Ancillary Agreements; (ii) the Trusts’ arrangements with the Sub-Advisers and the Funds advised by the Sub-Advisers; and (iii) the Adviser’s investment advisory arrangements with respect to the World Selection Funds. At the conclusion of the meeting, the Committee requested certain additional information from the Adviser with respect to the services provided or proposed to be provided under the Ancillary Agreements, among other matters. The Contracts Committee also convened on December 6, 2010 to discuss, among other things: (i) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (ii) the Adviser’s profitability; and (iii) the Adviser’s response to the follow-up questions posed by the Contracts Committee following the November 22, 2010 Contracts Committee meeting. Following the December 6 Contracts Committee meeting, the members of the Contracts Committee determined to recommend to the Board, including the Independent Trustees, that the Agreements be continued for an additional one-year period.

          At the in-person meeting held on December 7, 2010, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

          Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to

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Investment Adviser Contract Approval (Unaudited) (continued)

the Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the World Selection Funds and the equity Funds, as well as the capabilities and performance of the Adviser’s portfolio management and credit review teams with respect to the Money Market Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides to the Funds, including the Adviser’s oversight and management of the Funds’ other service providers.

          The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; and (iii) the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. With respect to the Money Market Funds, the Independent Trustees considered the financial support the Adviser and its affiliates have afforded the Money Market Funds, in terms of both the actions taken with respect to structured investment vehicle investments in 2008 and the fee waivers and reimbursements made to maintain a non-negative yield for the Money Market Funds more recently. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

          The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, experience, and the quality of their compliance programs, among other factors. In the context of the HSBC Investor International Equity Portfolio (“International Equity Portfolio” or “Portfolio”), the Independent Trustees considered that, although they were not satisfied with the performance of the Portfolio, the Adviser had taken steps to address the Portfolio’s performance, including proposing the approval of Lord, Abbett & Co. LLC (“Lord Abbett”) to replace AllianceBernstein L.P. (“AllianceBernstein”) as investment sub-adviser to the Portfolio at the Board meeting held on December 7, and that AllianceBernstein’s services should be evaluated on the basis that AllianceBernstein likely would be replaced by Lord Abbett early in 2011.

          Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers, and that the services provided supported continuance of the Agreements.

          Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the case of the International Equity Portfolio, as noted above, the Independent Trustees considered that the Adviser had taken steps to address performance that the Independent Trustees did not deem satisfactory, including proposing that Lord Abbett become the investment sub-adviser of the Fund in place of AllianceBernstein. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to retain non-negative performance. The Independent Trustees determined that the Funds’ investment performance and the Adviser’s actions to improve investment performance, where applicable, supported continuance of the Agreements.

          Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including by means of an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Independent Trustees also considered the advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper Inc. The Independent Trustees determined that the Funds had advisory fees competitive with those of similar funds, noting the resources, expertise and experience provided to the Funds.

          The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships. In this regard, the Independent Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

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Investment Adviser Contract Approval (Unaudited) (continued)

          With respect to the administrative support services provided by the Adviser, the Independent Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds.

          The Independent Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were fair and reasonable in light of the factors set forth above.

          Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. The Independent Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

          In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

II. Approval of Sub-Advisory Agreement for the HSBC Investor International Equity Fund

          The Valuation and Investment Oversight Committee of the Board (the “Investment Committee”), which consists of the Independent Trustees, and the Board met in person and considered the initial approval of the Investment Sub-Advisory Agreement between the Adviser and Lord Abbett with respect to the International Equity Portfolio on December 6 and 7, 2010, respectively. The HSBC Investor International Equity Fund series of HSBC Advisor Funds Trust and the HSBC Investor Overseas Fund series of HSBC Investor Funds each invests all of its investable assets in the International Equity Portfolio in a master-feeder structure.

          Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Investment Sub-Advisory Agreement. This information included, among other things, information about: (i) the services that Lord Abbett would provide; (ii) the personnel who would provide such services; (iii) investment performance; (iv) fees that would be received by Lord Abbett, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper Inc.; and (v) total expense ratios, including in comparison with the total expense ratios of other similar funds based on materials provided by Lipper Inc. Counsel to the Trust and to the Independent Trustees were present at the Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

          At the meeting of the Investment Committee, the Committee members received a presentation by Lord Abbett and discussed the information presented at and the materials provided in advance of the meeting. Based on its deliberations, the Committee determined to recommend to the Board, including the Independent Trustees, that Lord Abbett replace AllianceBernstein as the Sub-Adviser of the Portfolio. At the meeting of the Board, the Independent Trustees considered the recommendation of the Investment Committee and further evaluated the proposal. As a result of this process, the Board and Independent Trustees determined to approve the Investment Sub-Advisory Agreement with respect to the Portfolio for an initial term of two years.

The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

          Nature, Extent, and Quality of Services to be Provided by the Sub-Adviser. The Independent Trustees considered information provided by the Adviser on Lord Abbett’s history, investment selection process, style tilt and flexibility, performance and tracking error. The Independent Trustees considered Lord Abbett’s organizational structure and biographical information on key employees of the firm. The Independent Trustees noted the Adviser’s view that Lord Abbett has

44	HSBC INVESTOR FAMILY OF FUNDS

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Investment Adviser Contract Approval (Unaudited) (continued)

competitive advantages in the strong team dynamic of its core international strategy team members, the risk management framework used in managing portfolios, and the collaboration between the portfolio management team and others within the firm. The Independent Trustees also noted the Adviser’s comparison of Lord Abbett’s investment process to that of AllianceBernstein and the Adviser’s belief that Lord Abbett’s investment process had produced more stable returns over the longer term than that of AllianceBernstein. The Independent Trustees concluded that the nature, extent and quality of the services that Lord Abbett appeared able to provide supported engaging Lord Abbett to be the Portfolio’s Sub-Adviser.

          Investment Performance of the Sub-Adviser. The Independent Trustees considered Lord Abbett’s performance with respect to its international equity strategy over various time periods, including one, three, five and ten years. The Independent Trustees noted that the firm’s 2009 performance for the international equity strategy had been negatively affected by its fourth quarter results, but that its three year and five year performance had remained strong. The Independent Trustees also noted the consistency of Lord Abbett’s investment performance over the past five calendar years, noting that 2006 was the only year where the firm had underperformed versus the MSCI EAFE Large Cap Core Index. The Independent Trustees also noted that Lord Abbett’s consistent performance was demonstrated by its scoring in the top quartile for relative and absolute risk efficiency during that period. The Independent Trustees concluded that Lord Abbett’s investment performance for its international strategy supported its engagement as Sub-Adviser to the Portfolio.

          Costs of Services and Profits Realized by the Sub-Adviser. The Independent Trustees considered the proposed fee for providing sub-advisory services to the Portfolio and the fact that the fee was identical to the fee currently paid to AllianceBernstein. The Independent Trustees considered the information presented regarding the competitiveness of the International Equity Portfolio’s advisory fees and the total expense ratios of the HSBC Investor International Equity Fund and HSBC Investor Overseas Fund more generally in light of the proposed sub-advisory fee. The Independent Trustees concluded that the fee proposed to be paid to Lord Abbett is fair and reasonable.

          Other Relevant Considerations. Among other factors, the Independent Trustees considered the needs of the shareholders of the HSBC Investor International Equity Fund and HSBC Investor Overseas Fund in terms of investment performance, as determined by the Multimanager team of the Adviser, the Adviser’s efforts to locate one or more investment sub-advisers that had a track record of producing investment performance with the desired attributes, individually or as a group, and the relative difficulty in interesting potential candidates to pursue the sub-advisory relationship with the Portfolio, given its relatively small asset size. The Independent Trustees also considered the extent to which the Portfolio’s expense structure may permit economies of scale to be shared with the Portfolio’s shareholders and the extent to which the Portfolio’s shareholders might benefit from these potential economies of scale. The Independent Trustees also noted the proposed contractual caps on certain Fund expenses for the HSBC Investor Overseas Fund in order to reduce or control the overall operating expenses of the Fund.

          In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the proposed Sub-Advisory Agreement with respect to the International Equity Portfolio for an initial term of two years.

III. Approval of an Advisory Contract Supplement and Sub-Advisory Agreement for the HSBC Investor Risk Managed Fund

          On February 28, 2011, the Contracts Committee and the Board met in person to consider the expansion of the HSBC Investor Funds family to include a new series of HSBC Investor Funds, the HSBC Investor Risk Managed Fund (“Risk Managed Fund”) and, in connection therewith, approving:

•	the Advisory Contract between the Adviser and the Trust with respect to the Risk Managed Fund and the related Contract Supplement applicable to the Risk Managed Fund (“RM Advisory Agreement”);

•	a Sub-Advisory Agreement between the Adviser and Sinopia Asset Management (“Sinopia”) with respect to the Risk Managed Fund (“RM Sub-Advisory Agreement”); and

•	the Trust’s Ancillary Agreements applicable to the Risk Managed Fund

          Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the RM Advisory Agreement, the RM Sub-Advisory Agreement and the Ancillary Agreements applicable to the Risk Managed Fund (collectively, the “RM Agreements”). This information included, among other things, information about: (i) the services the Adviser and Sinopia would provide to the Risk Managed Fund; (ii) per-

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Investment Adviser Contract Approval (Unaudited) (continued)

sonnel who provide such services; (iii) relevant past investment performance of Sinopia; and (iv) fees proposed to be received by the Adviser and Sinopia with respect to the Risk Managed Fund in comparison with other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc. Counsel to the Trust and to the Independent Trustees were present at the Contracts Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

          At its meeting, the Contracts Committee reviewed and discussed the information provided in advance of the meeting and received a presentation about Sinopia. Based on its deliberations, the Committee determined to recommend to the Board, including the Independent Trustees, that the RM Agreements be approved with respect to the Risk Managed Fund, subject to the completion by the Funds’ Chief Compliance Officer of his review of Sinopia’s compliance program and final confirmation that the Adviser and Sinopia wished for the sub-advisory fee to be split evenly as proposed. At the meeting of the Board, the Independent Trustees considered the recommendation of the Contracts Committee and further evaluated the proposal. As a result of this process, the Board and Independent Trustees determined to approve the RM Agreements with respect to the Risk Managed Fund, subject to the completion of the Chief Compliance Officer’s review of Sinopia’s compliance program and final confirmation by the Adviser and Sinopia as to the sub-advisory fee. Subsequent to the meeting, the Chief Compliance Officer completed his review and indicated to the Board that he was satisfied with Sinopia’s compliance program and the sub-advisory fee was finalized as proposed.

The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

          Nature, Extent, and Quality of Services Provided by Adviser and Sinopia. The Independent Trustees considered the nature, quality and extent of the investment advisory services to be provided by the Adviser and Sinopia with respect to the Risk Managed Fund. With respect to the Adviser, the Independent Trustees considered that the services provided would be consistent with those provided to other Funds, and therefore considered the same points as they did in considering the annual renewal of the Advisory Contract in December 2010 as set forth above.

          With respect to Sinopia, the Independent Trustees considered the scope of Sinopia’s business and Sinopia’s experience with respect to the proposed investment strategy for the Risk Managed Fund. The Independent Trustees also considered the quality and experience of the personnel proposed to manage the Risk Managed Fund’s assets and information about the past investment performance of an account managed by Sinopia using an investment strategy substantially similar to that proposed for the Risk Managed Fund (the “Performance Information”).

          Based upon these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services proposed to be provided by the Adviser and Sinopia with respect to the Risk Managed Fund.

          Investment Performance of Sinopia. The Independent Trustees considered performance information provided by the Adviser regarding an account managed by Sinopia in accordance with an investment objective and strategy substantially similar to that proposed for the Risk Managed Fund, including how the account in question had performed in both bull and bear markets and how the performance had compared to a benchmark. The Independent Trustees concluded that the investment performance presented supported the initial approval of the RM Sub-Advisory Agreement.

          Costs of Proposed Services and Profits to be Realized by the Adviser and Sinopia. The Independent Trustees considered the costs of the proposed services to be provided by the Adviser and Sinopia to the Risk Managed Fund. In this regard, the Independent Trustees considered information pertaining to the proposed advisory fees and the projected total expense ratios as compared to other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc. The Independent Trustees also considered certain information on the Adviser’s profitability with respect to its relationship with the Funds that had been presented at the December 7, 2010 meeting of the Board of Trustees, as set forth above. The Independent Trustees concluded that the advisory fees proposed to be payable to the Adviser and Sinopia are fair and reasonable in light of the factors set forth above.

          Other Relevant Considerations. The Independent Trustees also considered the extent to which the Risk Managed Fund’s expense structure may permit economies of scale to be shared with the Fund’s shareholders and the extent to which the Risk Managed Fund’s shareholders might benefit from these potential economies of scale. The Independent Trustees also noted the proposed contractual caps on certain Fund expenses proposed to be provided by the Adviser with respect to the Funds in order to reduce or control the overall operating expenses of the Fund.

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Investment Adviser Contract Approval (Unaudited) (continued)

          Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the RM Agreements, subject to the completion of the Chief Compliance Officer’s review of Sinopia’s compliance program.

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HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses—as of April 30, 2011 (Unaudited)

          As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees and (2) ongoing costs, including management fees, distribution fees and /or shareholder servicing fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 through April 30, 2011.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expenses Paid During Period* 11/1/10 - 4/30/11	Annualized Expense Ratio During Period 11/1/10 - 4/30/11

Growth Fund	Class A Shares	$1,000.00	$1,191.10	$6.46	1.19%
	Class B Shares	1,000.00	1,187.00	10.47	1.93%
	Class C Shares	1,000.00	1,186.50	10.52	1.94%
	Class I Shares	1,000.00	1,192.90	5.11	0.94%
International Equity Fund	Class I Shares	1,000.00	1,121.70	5.26	1.00%
Opportunity Fund	Class A Shares	1,000.00	1,300.70	8.84	1.55%
	Class B Shares	1,000.00	1,296.30	13.10	2.30%
	Class C Shares	1,000.00	1,296.60	13.10	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,304.30	5.77	1.01%
Overseas Equity Fund	Class A Shares	1,000.00	1,121.10	8.94	1.70%
	Class B Shares	1,000.00	1,117.90	12.87	2.45%
	Class C Shares	1,000.00	1,118.50	12.87	2.45%
Value Fund	Class A Shares	1,000.00	1,165.00	6.44	1.20%
	Class B Shares	1,000.00	1,159.90	10.44	1.95%
	Class C Shares	1,000.00	1,159.60	10.44	1.95%
	Class I Shares	1,000.00	1,166.50	5.10	0.95%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

48	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses—as of April 30, 2011 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expenses Paid During Period* 11/1/10 - 4/30/11	Annualized Expense Ratio During Period 11/1/10 - 4/30/11

Growth Fund	Class A Shares	$1,000.00	$1,018.89	$5.96	1.19%
	Class B Shares	1,000.00	1,015.22	9.64	1.93%
	Class C Shares	1,000.00	1,015.17	9.69	1.94%
	Class I Shares	1,000.00	1,020.13	4.71	0.94%
International Equity Fund	Class I Shares	1,000.00	1,019.84	5.01	1.00%
Opportunity Fund	Class A Shares	1,000.00	1,017.11	7.75	1.55%
	Class B Shares	1,000.00	1,013.39	11.48	2.30%
	Class C Shares	1,000.00	1,013.39	11.48	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,019.79	5.06	1.01%
Overseas Equity Fund	Class A Shares	1,000.00	1,016.36	8.50	1.70%
	Class B Shares	1,000.00	1,012.65	12.23	2.45%
	Class C Shares	1,000.00	1,012.65	12.23	2.45%
Value Fund	Class A Shares	1,000.00	1,018.84	6.01	1.20%
	Class B Shares	1,000.00	1,015.12	9.74	1.95%
	Class C Shares	1,000.00	1,015.12	9.74	1.95%
	Class I Shares	1,000.00	1,020.08	4.76	0.95%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR FAMILY OF FUNDS	49

HSBC INVESTOR FAMILY OF FUNDS

Additional Information—(Unaudited) (concluded)

A Special Meeting of Shareholders

A meeting of shareholders of the HSBC Investor Funds was held on June 15, 2011. At the meeting the shareholders voted and approved the following proposal:

Proposal 1: To elect each of the following six nominees to serve as a Trustee on the Boards of Trustees of the Trusts until his or her successor is duly elected and qualify.

	No. of Shares	% of Outstanding Shares	% of Shares Voted

	Marcia L. Beck
Affirmative	8,013,741,245.100	43.325%	86.413%
Withhold	1,260,049,503.170	6.812%	13.587%
TOTAL	9,273,790,748.270	50.137%	100.000%

	Sylvia Coutinho
Affirmative	8,013,782,283.636	43.325%	86.413%
Withhold	1,260,008,464.634	6.812%	13.587%
TOTAL	9,273,790,748.270	50.137%	100.000%

	Susan S. Huang
Affirmative	8,013,758,594.267	43.325%	86.413%
Withhold	1,260,032,154.003	6.812%	13.587%
TOTAL	9,273,790,748.270	50.137%	100.000%

	Alan S. Parsow
Affirmative	8,014,028,515.450	43.326%	86.416%
Withhold	1,259,762,232.820	6.811%	13.584%
TOTAL	9,273,790,748.270	50.137%	100.000%

	Thomas F. Robards
Affirmative	8,009,688,698.670	43.303%	86.369%
Withhold	1,264,102,049.600	6.834%	13.631%
TOTAL	9,273,790,748.270	50.137%	100.000%

	Michael Seely
Affirmative	8,014,132,476.900	43.327%	86.417%
Withhold	1,259,658,271.370	6.810%	13.583%
TOTAL	9,273,790,748.270	50.137%	100.000%

50	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Additional Information—(Unaudited) (concluded)

A Special Meeting of Shareholders

A meeting of shareholders of the HSBC Advisor Funds Trust was held on June 15, 2011. At the meeting the shareholders voted and approved the following proposal:

Proposal 1: To elect each of the following six nominees to serve as a Trustee on the Boards of Trustees of the Trusts until his or her successor is duly elected and qualify.

	No. of Shares	% of Outstanding Shares	% of Shares Voted

	Marcia L. Beck
Affirmative	7,601,032.186	73.262%	99.969%
Withhold	2,386.905	.023%	.031%
TOTAL	7,603,419.091	73.285%	100.000%

	Sylvia Coutinho
Affirmative	7,601,032.186	73.262%	99.969%
Withhold	2,386.905	.023%	.031%
TOTAL	7,603,419.091	73.285%	100.000%

	Susan S. Huang
Affirmative	7,601,032.186	73.262%	99.969%
Withhold	2,386.905	.023%	.031%
TOTAL	7,603,419.091	73.285%	100.000%

	Alan S. Parsow
Affirmative	7,594,783.385	73.202%	99.886%
Withhold	8,635.706	.083%	.114%
TOTAL	7,603,419.091	73.285%	100.000%

	Thomas F. Robards
Affirmative	7,594,783.385	73.202%	99.886%
Withhold	8,635.706	.083%	.114%
TOTAL	7,603,419.091	73.285%	100.000%

	Michael Seely
Affirmative	7,594,783.385	73.202%	99.886%
Withhold	8,635.706	.083%	.114%
TOTAL	7,603,419.091	73.285%	100.000%

HSBC INVESTOR FAMILY OF FUNDS	51

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited)

Common Stocks—98.2%

	Shares	Value($)

Aerospace & Defense – 3.0%
Goodrich Corp.	12,900	1,139,973
United Technologies Corp.	24,300	2,176,794

		3,316,767

Air Freight & Logistics – 1.1%
C.H. Robinson Worldwide, Inc.	15,400	1,234,772

Auto Components – 1.1%
BorgWarner, Inc. (a)	16,200	1,251,288

Automobiles – 1.0%
Ford Motor Co. (a)	73,700	1,140,139

Capital Markets – 4.9%
Franklin Resources, Inc.	12,500	1,614,000
Goldman Sachs Group, Inc.	11,000	1,661,110
TD Ameritrade Holding Corp.	49,100	1,057,614
The Charles Schwab Corp.	59,100	1,082,121

		5,414,845

Chemicals – 0.8%
Ecolab, Inc.	17,000	896,920

Communications Equipment – 3.9%
Juniper Networks, Inc. (a)	23,200	889,256
QUALCOMM, Inc.	60,600	3,444,504

		4,333,760

Computers & Peripherals – 8.4%
Apple, Inc. (a)	15,050	5,240,862
EMC Corp. (a)	103,300	2,927,522
NetApp, Inc. (a)	22,700	1,179,946

		9,348,330

Construction & Engineering – 1.7%
Fluor Corp.	26,900	1,881,386

Diversified Financial Services – 4.9%
CME Group, Inc.	3,500	1,035,195
IntercontinentalExchange, Inc. (a)	8,500	1,022,975
JPMorgan Chase & Co.	38,000	1,733,940
Visa, Inc., Class A	22,000	1,718,640

		5,510,750

Energy Equipment & Services – 5.5%
FMC Technologies, Inc. (a)	47,500	2,207,800
Halliburton Co.	22,700	1,145,896
Schlumberger Ltd.	31,100	2,791,225

		6,144,921

Food & Staples Retailing – 1.0%
Costco Wholesale Corp.	14,400	1,165,248

Food Products – 1.0%
Green Mountain Coffee Roasters, Inc. (a)	16,400	1,098,144

Health Care Equipment & Supplies – 2.3%
Edwards Lifesciences Corp. (a)	6,800	587,180
Intuitive Surgical, Inc. (a)	2,500	874,250
Varian Medical Systems, Inc. (a)	15,100	1,060,020

		2,521,450

Common Stocks, continued

	Shares	Value($)

Health Care Providers & Services – 3.4%
Express Scripts, Inc. (a)	53,100	3,012,894
UnitedHealth Group, Inc.	16,900	831,987

		3,844,881

Health Care Technology – 1.1%
Cerner Corp. (a)	10,000	1,201,800

Hotels, Restaurants & Leisure – 3.6%
Ctrip.com International Ltd. ADR (a)	22,900	1,115,688
Las Vegas Sands Corp. (a)	36,800	1,729,968
Yum! Brands, Inc.	22,100	1,185,444

		4,031,100

Internet & Catalog Retail – 4.8%
Amazon.com, Inc. (a)	14,000	2,751,000
Priceline.com, Inc. (a)	4,830	2,642,058

		5,393,058

Internet Software & Services – 4.6%
Baidu, Inc. ADR (a)	11,925	1,771,101
Google, Inc., Class A (a)	4,180	2,274,338
VeriSign, Inc.	29,700	1,097,712

		5,143,151

IT Services – 4.2%
Cognizant Technology Solutions Corp. (a)	56,700	4,700,430

Machinery – 6.4%
Danaher Corp.	55,200	3,049,248
Deere & Co.	21,500	2,096,250
Illinois Tool Works, Inc.	33,000	1,927,530

		7,073,028

Media – 2.5%
Scripps Networks Interactive, Inc., Class A	21,700	1,115,814
The Walt Disney Co.	38,400	1,655,040

		2,770,854

Metals & Mining – 2.3%
Cliffs Natural Resources, Inc.	14,510	1,359,877
Walter Energy, Inc.	8,900	1,230,158

		2,590,035

Oil, Gas & Consumable Fuels – 3.1%
Concho Resources, Inc. (a)	10,500	1,121,925
Occidental Petroleum Corp.	20,100	2,297,229

		3,419,154

Personal Products – 1.2%
The Estee Lauder Cos., Inc., Class A	14,000	1,358,000

Pharmaceuticals – 2.8%
Shire plc ADR	17,400	1,621,854
Mylan, Inc. (a)	44,000	1,096,480
Perrigo Co.	3,800	343,368

		3,061,702

Road & Rail – 3.0%
Union Pacific Corp.	32,100	3,321,387

52	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value($)

Semiconductors & Semiconductor Equipment – 2.2%
Altera Corp.	28,300	1,378,210
Texas Instruments, Inc.	29,800	1,058,794

		2,437,004

Software – 8.9%
Autodesk, Inc. (a)	34,800	1,565,304
Citrix Systems, Inc. (a)	21,700	1,830,178
Intuit, Inc. (a)	22,100	1,227,876
Oracle Corp.	89,600	3,230,080
Salesforce.com, Inc. (a)	10,500	1,455,300
VMware, Inc., Class A (a)	6,900	658,467

		9,967,205

Specialty Retail – 2.0%
Dollar General Corp. (a)	31,800	1,036,362
O’Reilly Automotive, Inc. (a)	21,000	1,240,260

		2,276,622

Wireless Telecommunication Services – 1.5%
American Tower Corp., Class A (a)	31,600	1,652,996

TOTAL COMMON STOCKS (COST $77,472,590)		109,501,127

Investment Company—2.2%

Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.03% (b)	2,419,179	2,419,179

TOTAL INVESTMENT COMPANY (COST $2,419,179)		2,419,179

TOTAL INVESTMENT SECURITIES (COST $79,891,769) – 100.4%		111,920,306

Percentages indicated are based on net assets of $111,461,201.

ADR —	American Depositary Receipt
plc —	Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2011.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	53

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited)

Common Stocks—95.4%

	Shares	Value($)

Belgium – 1.4%
Anheuser-Busch InBev NV	9,900	631,194

Brazil – 2.9%
Banco Do Brasil SA	21,600	396,922
Cia de Saneamento Basico do Estado de Sao Paulo ADR	5,800	339,416
Companhia Energetica de Sao Paulo, Preferred B Shares	11,500	221,708
PDG Realty SA	58,900	346,801

		1,304,847

Canada – 2.9%
Bankers Petroleum Ltd. (a)	38,400	336,949
Canadian Oil Sands Ltd.	13,100	452,039
First Quantum Minerals Ltd.	3,700	527,404
Questerre Energy Corp. (a)	18,422	21,272

		1,337,664

Cayman Islands – 0.6%
Minth Group Ltd.	190,000	292,119

China – 0.6%

Changsha Zoomlion Heavy Industry Science & Technology Development Co. Ltd., Class H (a)	109,400	290,193

Denmark – 0.9%
Carlsberg A/S, Class B	3,610	428,806

France – 8.2%
Alstom SA	6,407	425,998
AXA SA	22,846	512,599
Credit Agricole SA	54,300	903,901
PPR	2,777	496,612
Safran SA	16,534	641,555
Vinci SA	10,988	733,922

		3,714,587

Germany – 7.1%
Daimler AG, Registered	2,300	176,755
Deutsche Post AG (a)	29,724	586,803
Deutsche Telekom AG	15,906	264,896
Fresenius SE & Co. KGaA	5,893	619,480
GEA Group AG	9,062	328,541
Henkel AG & Co. KGaA	9,444	536,034
SAP AG	11,109	715,598

		3,228,107

Greece – 0.6%
Public Power Corp.	17,497	289,449

Hong Kong – 2.8%
Guangdong Investment Ltd.	542,000	280,561
Huabao International Holdings Ltd.	231,000	342,663
Hysan Development Co. Ltd.	41,000	191,379
The Wharf Holdings Ltd.	60,300	441,030

		1,255,633

Common Stocks, continued

	Shares	Value($)

Indonesia – 1.9%
PT Bank Negara Indonesia (Persero) Tbk	712,500	336,988
PT Bumi Resources Tbk	1,286,000	514,370

		851,358

Ireland (Republic of) – 1.2%
Accenture plc, Class A	9,900	565,587

Israel – 2.2%
Israel Chemicals Ltd.	26,937	475,265
Teva Pharmaceutical Industries Ltd. ADR	11,900	544,187

		1,019,452

Italy – 3.6%
Enel SpA	99,064	706,279
Intesa Sanpaolo SpA	163,164	541,770
Telecom Italia SpA	244,907	368,873

		1,616,922

Japan – 12.5%
Asahi Kasei Corp.	76,000	519,161
Bridgestone Corp.	26,900	587,090
Honda Motor Co. Ltd.	15,600	613,613
JX Holdings, Inc.	77,900	539,825
Mitsui & Co. Ltd.	31,700	559,733
Nippon Electric Glass Co. Ltd.	36,000	542,885
Nippon Telegraph & Telephone Corp.	7,900	364,803
NSK Ltd.	13,000	114,772
ORIX Corp.	3,530	344,295
Sony Corp.	11,310	315,174
Sumitomo Corp.	45,000	614,242
The Bank of Yokohama Ltd.	120,000	591,862

		5,707,455

Luxembourg – 0.8%
ArcelorMittal	9,410	346,175

Netherlands – 3.5%
ING Groep NV (a)	55,399	730,208
Koninklijke (Royal) Philips Electronics NV	18,141	537,873
Koninklijke Ahold NV	24,343	341,737

		1,609,818

Norway – 2.1%
DnB NOR ASA	24,069	391,534
Yara International ASA	9,346	547,710

		939,244

Russian Federation – 0.9%
Gazprom OAO ADR	25,400	428,498

Singapore – 3.1%
DBS Group Holdings Ltd.	46,000	563,112
Keppel Corp. Ltd.	57,200	556,248
Singapore Airlines Ltd.	27,000	310,664

		1,430,024

54	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value($)

South Korea – 3.5%
Daegu Bank	19,390	323,951
Hyundai Mobis	2,449	820,600
KT Corp. ADR	11,500	233,450
Samsung Electronics Co. Ltd.	267	222,542

		1,600,543

Spain – 1.4%
Abertis Infraestructuras SA	27,300	646,698

Sweden – 1.8%
Telefonaktiebolaget LM Ericsson ADR	54,400	826,880

Switzerland – 4.1%
Nestle SA	7,784	483,350
Novartis AG	9,589	569,375
Swiss Reinsurance Co. Ltd., Registered	5,823	347,104
Syngenta AG, Registered	1,338	473,591

		1,873,420

Taiwan – 0.6%
Wistron Corp.	161,000	289,943

Thailand – 1.0%
Bangkok Bank Public Co. Ltd., Foreign Registered	77,200	439,960

Turkey – 1.0%
Turk Telekomunikasyon AS	83,452	434,686

United Kingdom – 22.2%
Anglo American plc	11,326	590,256
Aviva plc	43,995	328,289
Barclays plc	122,537	577,721
BG Group plc	29,244	748,963
British American Tobacco plc	9,346	407,542
Dialog Semiconductor plc (a)	10,336	217,291
GlaxoSmithKline plc ADR	14,800	646,168
Imperial Tobacco Group plc	15,757	554,470
National Grid plc	58,678	601,705
Pearson plc	29,400	565,149
Prudential plc	43,811	565,591
Reed Elsevier plc	40,469	358,211
Tesco plc	72,601	489,305
Tullow Oil plc	42,856	1,025,647
Vedanta Resources plc	14,508	563,340
Vodafone Group plc	278,041	796,831
WPP plc	34,887	455,337
Xstrata plc	25,206	640,495

		10,132,311

TOTAL COMMON STOCKS (COST $40,142,891)		43,531,573

Exchange Traded Fund—1.2%

	Shares	Value($)

United States – 1.2%
iShares MSCI Japan Index Fund	50,622	533,049

TOTAL EXCHANGE TRADED FUND (COST $520,559)		533,049

Investment Company – 1.5%
Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.03% (b)	712,670	712,670

TOTAL INVESTMENT COMPANY (COST $712,670)		712,670

TOTAL INVESTMENT SECURITIES (COST $41,376,120) – 98.1%		44,777,292

Percentages indicated are based on net assets of $45,626,877.

ADR — American Depositary Receipt
plc — Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2011.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	55

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited) (Continued)

At April 30, 2011, the Portfolio’s open forward foreign currency contracts were as follows:

Short Contracts	Delivery Date	Contract Amount (Local Currency)	Contract Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)

CURRENCY
Norwegian Krone	05/02/11	27,805	5,268	5,303	(35)
Norwegian Krone	05/03/11	45,653	8,707	8,705	2

			13,975	14,008	(33)

Long Contracts	Delivery Date	Contract Amount (Local Currency)	Contract Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)

CURRENCY
Japanese Yen	05/06/11	1,108,844	13,602	13,673	71
Japanese Yen	05/06/11	2,358,853	28,936	29,087	151
Japanese Yen	05/06/11	2,415,199	29,627	29,781	154
Japanese Yen	05/06/11	621,205	7,620	7,660	40
Japanese Yen	05/09/11	1,272,431	15,646	15,690	44
Japanese Yen	05/09/11	3,643,443	44,799	44,927	128

			140,230	140,818	588

The Portfolio invested, as a percentage of net assets, in the following industries, as of April 30, 2011:

Industry	Percent of Net Assets

Commercial Banks	11.1%
Metals & Mining	7.9%
Oil, Gas & Consumable Fuels	7.8%
Chemicals	6.3%
Insurance	4.7%
Pharmaceuticals	3.9%
Electronic Equipment, Instruments & Components	3.8%
Diversified Telecommunication Services	3.7%
Industrial Conglomerates	2.8%
Trading Companies & Distributors	2.6%
Electric Utilities	2.4%
Construction & Engineering	2.3%
Beverages	2.3%
Media	2.2%
Energy Equipment & Services	2.2%
Tobacco	2.1%
Food & Staples Retailing	1.8%
Communications Equipment	1.8%
Auto Parts & Equipment	1.8%
Wireless Telecommunication Services	1.7%
Automobiles	1.7%
Machinery	1.6%
Software	1.6%
Investment Company	1.5%
Transportation Infrastructure	1.4%
Health Care Equipment & Supplies	1.4%
Auto Components	1.3%
Air Freight & Logistics	1.3%
IT Services	1.2%
Exchange Traded Fund	1.2%
Real Estate Management & Development	1.2%
Multiline Retail	1.1%
Food Products	1.1%
Semiconductors & Semiconductor Equipment	1.0%
Diversified Consumer Services	0.8%
Diversified Financial Services	0.8%
Water Utilities	0.7%
Household Durables	0.7%
Airlines	0.7%
Computers & Peripherals	0.6%

Total Investments	98.1%

56	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited)

Common Stocks—98.8%

	Shares	Value($)

Aerospace & Defense – 1.8%
BE Aerospace, Inc. (a)	82,000	3,164,380

Auto Components – 2.4%
The Goodyear Tire & Rubber Co. (a)	234,500	4,256,175

Biotechnology – 2.0%
Alexion Pharmaceuticals, Inc. (a)	37,150	3,599,463

Capital Markets – 2.9%
MF Global Holdings Ltd. (a)	201,200	1,692,092
Waddell & Reed Financial, Inc., Class A	84,000	3,444,840

		5,136,932

Chemicals – 4.3%
Celanese Corp., Series A	72,700	3,629,184
Westlake Chemical Corp.	59,225	3,888,121

		7,517,305

Commercial Banks – 0.6%
First Horizon National Corp.	1	11
First Republic Bank (a)	31,480	986,898

		986,909

Commercial Services & Supplies – 5.0%
FleetCor Technologies, Inc. (a)	48,850	1,832,364
Hertz Global Holdings, Inc. (a)	268,800	4,626,048
Waste Connections, Inc.	76,025	2,339,289

		8,797,701

Communications Equipment – 2.1%
Brocade Communications Systems, Inc. (a)	324,100	2,025,625
Polycom, Inc. (a)	26,750	1,600,452

		3,626,077

Containers & Packaging – 3.0%
Crown Holdings, Inc. (a)	75,080	2,807,992
Packaging Corp. of America	89,840	2,563,135

		5,371,127

Diversified Consumer Services – 1.7%
New Oriental Education & Technology Group, Inc. ADR (a)	24,580	3,063,651

Diversified Financial Services – 1.2%
MSCI, Inc., Class A (a)	58,400	2,071,448

Electrical Equipment – 3.5%
AMETEK, Inc.	76,400	3,517,456
Hubbell, Inc., Class B	38,300	2,680,617

		6,198,073

Electronic Components & Semiconductors – 1.9%
Harman International Industries, Inc.	70,400	3,416,512

Food Products – 3.7%
Green Mountain Coffee Roasters, Inc. (a)	39,680	2,656,973
Ralcorp Holdings, Inc. (a)	49,560	3,855,768

		6,512,741

Common Stocks, continued

	Shares	Value($)

Health Care Equipment & Supplies – 3.7%
Hill-Rom Holdings, Inc.	97,320	4,380,373
IDEXX Laboratories, Inc. (a)	26,290	2,140,795

		6,521,168

Health Care Providers & Services – 3.3%
Community Health Systems, Inc. (a)	80,350	2,469,156
Coventry Health Care, Inc. (a)	85,900	2,771,993
Skilled Healthcare Group, Inc., Class A (a)	48,710	590,365

		5,831,514

Hotels, Restaurants & Leisure – 1.6%
Ctrip.com International Ltd. ADR (a)	59,700	2,908,584

Internet Software & Services – 1.8%
VeriSign, Inc.	83,600	3,089,856

IT Services – 3.3%
Alliance Data Systems Corp. (a)	36,300	3,448,500
Syntel, Inc.	44,350	2,425,058

		5,873,558

Life Sciences Tools & Services – 4.9%
Illumina, Inc. (a)	30,250	2,147,145
Life Technologies Corp. (a)	48,100	2,655,120
Mettler-Toledo International, Inc. (a)	20,580	3,856,692

		8,658,957

Machinery – 5.3%
Crane Co.	74,554	3,720,990
IDEX Corp.	68,700	3,223,404
Snap-on, Inc.	40,350	2,492,420

		9,436,814

Media – 2.0%
DreamWorks Animation SKG, Inc. (a)	71,650	1,898,009
Lamar Advertising Co., Class A (a)	50,700	1,648,764

		3,546,773

Metals & Mining – 1.9%
Compass Minerals International, Inc.	34,430	3,360,712

Oil, Gas & Consumable Fuels – 10.2%
Consol Energy, Inc.	81,080	4,385,617
Denbury Resources, Inc. (a)	142,100	3,207,197
Ensco International plc ADR	62,250	3,711,345
Massey Energy Co.	49,850	3,401,764
Tesoro Corp. (a)	120,750	3,274,740

		17,980,663

Pharmaceuticals – 1.4%
Elan Corp. plc ADR (a)	252,400	2,044,440
Santarus, Inc. (a)	108,140	336,315

		2,380,755

Real Estate Investment Trusts (REITs) – 1.5%
Hospitality Properties Trust	109,200	2,637,180

Road & Rail – 2.1%
Landstar System, Inc.	76,550	3,628,470

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	57

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited)

Common Stocks, continued

	Shares	Value($)

Semiconductors & Semiconductor Equipment – 4.7%
LSI Corp. (a)	403,200	2,955,456
ON Semiconductor Corp. (a)	341,100	3,584,961
Skyworks Solutions, Inc. (a)	56,680	1,783,153

		8,323,570

Software – 5.7%
BMC Software, Inc. (a)	45,250	2,272,908
Check Point Software Technologies Ltd. (a)	72,450	3,979,678
Nuance Communications, Inc. (a)	186,950	3,869,865

		10,122,451

Specialty Retail – 1.4%
O’Reilly Automotive, Inc. (a)	40,950	2,418,507

Textiles, Apparel & Luxury Goods – 3.6%
Foot Locker, Inc.	167,050	3,594,916
Fossil, Inc. (a)	29,450	2,820,721

		6,415,637

Trading Companies & Distributors – 1.6%
WESCO International, Inc. (a)	44,250	2,741,288

Wireless Telecommunication Services – 2.7%
Finisar Corp. (a)	66,410	1,865,457
NII Holdings, Inc. (a)	68,400	2,844,072

		4,709,529

TOTAL COMMON STOCKS (COST $127,759,225)		174,304,480

Investment Company—1.6%

	Shares	Value($)

Northern Institutional Government Select
Portfolio, Institutional Shares, 0.01% (b)	2,781,151	2,781,151

TOTAL INVESTMENT COMPANY (COST $2,781,151)		2,781,151

TOTAL INVESTMENT SECURITIES (COST $130,540,376) – 100.4%		177,085,631

Percentages indicated are based on net assets of $176,454,639.

ADR — American Depositary Receipt
plc — Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2011.

58	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR VALUE PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited)

Common Stocks—95.5%

	Shares	Value($)

Aerospace & Defense – 2.7%
Lockheed Martin Corp.	12,400	982,700
Raytheon Co.	13,400	650,570

		1,633,270

Auto Components – 1.8%
General Motors Co. (a)	33,800	1,084,642

Biotechnology – 3.6%
Amgen, Inc. (a)	38,400	2,183,040

Capital Markets – 1.4%
Goldman Sachs Group, Inc.	5,700	860,757

Commercial Banks – 2.0%
Wells Fargo & Co.	42,700	1,242,997

Commercial Services & Supplies – 1.5%
Pitney Bowes, Inc.	36,500	896,440

Communications Equipment – 5.1%
Motorola Mobility Holdings, Inc. (a)	55,025	1,433,951
Motorola Solutions, Inc. (a)	36,328	1,666,729

		3,100,680

Diversified Financial Services – 4.4%
Citigroup, Inc. (a)	367,200	1,685,448
JPMorgan Chase & Co.	22,150	1,010,705

		2,696,153

Energy Equipment & Services – 1.1%
Halliburton Co.	13,500	681,480

Food & Staples Retailing – 2.8%
CVS Caremark Corp.	31,400	1,137,936
Kroger Co. (The)	21,900	532,389

		1,670,325

Independent Power Producers & Energy Traders – 1.4%
NRG Energy, Inc. (a)	33,800	817,960

Insurance – 17.2%
Aon Corp.	38,500	2,008,545
Genworth Financial, Inc., Class A (a)	117,900	1,437,201
Lincoln National Corp.	25,900	808,857
Loews Corp.	34,440	1,524,314
MetLife, Inc.	42,000	1,965,180
The Hartford Financial Services Group, Inc.	43,900	1,271,783
Unum Group	56,100	1,485,528

		10,501,408

Machinery – 2.0%
Ingersoll-Rand plc	23,900	1,206,950

Media – 6.9%
Time Warner, Inc.	34,950	1,323,207
Viacom, Inc., Class B	56,500	2,890,540

		4,213,747

Common Stocks, continued

	Shares	Value($)

Metals & Mining – 7.1%
AngloGold Ashanti Ltd. ADR	51,527	2,626,846
Barrick Gold Corp.	33,600	1,713,936

		4,340,782

Oil, Gas & Consumable Fuels – 14.6%
Apache Corp.	19,400	2,587,378
Canadian Natural Resources Ltd.	32,000	1,502,720
Hess Corp.	12,100	1,040,116
Noble Energy, Inc.	13,310	1,281,354
Occidental Petroleum Corp.	12,000	1,371,480
Talisman Energy, Inc.	46,600	1,123,060

		8,906,108

Pharmaceuticals – 9.9%
Merck & Co., Inc.	22,800	819,660
Pfizer, Inc.	138,200	2,896,672
Sanofi-Aventis ADR	58,200	2,300,064

		6,016,396

Road & Rail – 1.7%
Union Pacific Corp.	10,000	1,034,700

Software – 6.7%
CA, Inc.	123,500	3,036,865
Microsoft Corp.	40,900	1,064,218

		4,101,083

Tobacco – 1.6%
Philip Morris International, Inc.	14,200	986,048

TOTAL COMMON STOCK (COST $48,323,452)		58,174,966

Investment Company—3.2%

Northern Institutional Government Select Portfolio, Institutional Shares, 0.01% (b)	1,944,264	1,944,264

TOTAL INVESTMENT COMPANY (COST $1,944,264)		1,944,264

TOTAL INVESTMENT SECURITIES (COST $50,267,716) – 98.7%		60,119,230

Percentages indicated are based on net assets of $60,941,551.

ADR — American Depositary Receipt
plc — Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2011.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	59

HSBC INVESTOR PORTFOLIOS

Statements of Assets and Liabilities—as of April 30, 2011 (Unaudited)

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Assets:
Investments in non-affiliates, at value	$111,920,306	$44,777,292	$177,085,631	$60,119,230
Foreign currency, at value	—	72,605	—	—
Unrealized appreciation on forward foreign currency contracts	—	590	—	—
Dividends receivable	36,348	255,608	69,604	24,639
Receivable for investments sold	784,435	823,408	494,059	836,077
Prepaid expenses and other assets	96	15,164	135	52

Total Assets	112,741,185	45,944,667	177,649,429	60,979,998

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	35	—	—
Payable for investments purchased	1,205,819	253,363	1,053,296	—
Accrued expenses and other liabilities:
Investment Management	54,773	32,226	112,195	25,524
Administration	2,271	922	3,576	1,240
Compliance Services	50	20	77	24
Accounting	—	919	—	231
Custodian	2,105	28,323	4,782	1,116
Trustee	343	198	473	178
Other	14,623	1,784	20,391	10,134

Total Liabilities	1,279,984	317,790	1,194,790	38,447

Applicable to investors’ beneficial interest	$111,461,201	$45,626,877	$176,454,639	$60,941,551

Total Investments, at cost	$79,871,769	$41,376,120	$130,540,376	$50,267,716

Foreign currency, at cost	$—	$71,897	$—	$—

60	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Operations—For the six months ended April 30, 2011 (Unaudited)

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Investment Income:
Dividends	$338,144	$583,823	$736,798	$379,390
Foreign tax withholding	(313)	(59,469)	—	(3,411)

Total Investment Income	337,831	524,354	736,798	375,979

Expenses:
Investment Management	301,028	188,737	630,984	148,274
Administration fees	13,327	5,380	19,960	7,149
Accounting	22,584	39,810	22,580	22,161
Compliance Services	329	133	482	172
Custodian	5,110	28,484	9,732	2,824
Printing	226	99	319	116
Professional	4,717	3,350	7,051	2,059
Trustee	1,352	685	1,956	719
Other	1,493	2,387	2,064	775

Total Expenses	350,166	269,065	695,128	184,249

Net Investment Income (Loss)	(12,335)	255,289	41,670	191,730

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	6,244,997	3,089,020	13,813,276	177,193
Net realized gains (losses) from forward foreign currency contracts	—	(44,425)	—	—
Payments by affiliates for the violation of certain investment policies and limitations	—	5,235	—	—
Change in unrealized appreciation/depreciation on investments	12,596,447	1,771,202	28,345,662	8,407,254

Net realized/unrealized gains (losses) from investments	18,841,444	4,821,032	42,158,938	8,584,447

Change In Net Assets Resulting From Operations	$18,829,109	$5,076,321	$42,200,608	$8,776,177

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	61

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets

	Growth Portfolio		International Equity Portfolio

	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$(12,335)	$(34,003)	$255,289	$3,219,961
Net realized gains (losses) from investments	6,244,997	4,569,747	3,044,595	(24,730,645)
Payments by affiliates for the violation of certain investment policies and limitations	—	—	5,235	—
Change in unrealized appreciation/depreciation on investments	12,596,447	12,751,375	1,771,202	13,409,621

Change in net assets resulting from operations	18,829,109	17,287,119	5,076,321	(8,101,063)

Proceeds from contributions	8,636,280	10,138,077	4,863,572	15,234,642
Value of withdrawals	(14,754,989)	(16,837,279)	(6,130,610)	(182,464,190)

Change in net assets resulting from transactions in investors’ beneficial interest	(6,118,709)	(6,699,202)	(1,267,038)	(167,229,548)

Change in net assets	12,710,400	10,587,917	3,809,283	(175,330,611)

Net Assets:
Beginning of period	98,750,801	88,162,884	41,817,594	217,148,205

End of period	$111,461,201	$98,750,801	$45,626,877	$41,817,594

62	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Opportunity Portfolio		Value Portfolio

	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$41,670	$(461,786)	$191,730	$429,922
Net realized gains (losses) from investments	13,813,276	17,836,311	177,193	1,033,776
Change in unrealized appreciation/depreciation on investments	28,345,662	17,016,734	8,407,254	5,043,263

Change in net assets resulting from operations	42,200,608	34,391,259	8,776,177	6,506,961

Proceeds from contributions	9,182,478	10,306,391	7,152,248	6,794,273
Value of withdrawals	(14,329,999)	(35,044,419)	(6,729,526)	(11,244,738)

Change in net assets resulting from transactions in investors’ beneficial interest	(5,147,521)	(24,738,028)	422,722	(4,450,465)

Change in net assets	37,053,087	9,653,231	9,198,899	2,056,496

Net Assets:
Beginning of period	139,401,552	129,748,321	51,742,652	49,686,156

End of period	$176,454,639	$139,401,552	$60,941,551	$51,742,652

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	63

HSBC INVESTOR PORTFOLIOS

Financial Highlights

			Ratio/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Expenses to Average Net Assets(b)(c)	Portfolio Turnover (a)

GROWTH PORTFOLIO
Year Ended October 31, 2006	7.53%		$59,828	0.69%	0.38%	0.69%	75.06%
Year Ended October 31, 2007	31.11%		89,686	0.62%	0.45%	0.62%	57.04%
Year Ended October 31, 2008	(37.75	)%(d)	81,942	0.62%	0.19%	0.62%	157.87%
Year Ended October 31, 2009	19.31%		88,163	0.69%	0.17%	0.69%	65.67%
Year Ended October 31, 2010	20.34%		98,751	0.68%	(0.04)%	0.68%	89.14%
Six Months Ended April 30, 2011 (Unaudited)	19.46%		111,461	0.66%	0.34%	0.66%	27.13%

INTERNATIONAL EQUITY PORTFOLIO
Year Ended October 31, 2006	32.79%		333,755	0.86%	2.03%	0.86%	33.39%
Year Ended October 31, 2007	25.17%		455,062	0.79%	2.16%	0.79%	26.08%
Year Ended October 31, 2008	(51.79)%		199,309	0.76%	2.65%	0.76%	28.98%
Year Ended October 31, 2009	24.16%		217,148	0.88%	2.23%	0.88%	58.31%
Year Ended October 31, 2010	6.15%		41,818	0.87%	2.07%	0.87%	63.35%
Six Months Ended April 30, 2011 (Unaudited)	12.34	%(e)	45,627	1.27%	1.20%	1.27%	129.61	%(f)

OPPORTUNITY PORTFOLIO
Year Ended October 31, 2006	19.54%		241,495	0.91%	(0.40)%	0.91%	60.83%
Year Ended October 31, 2007	30.54%		224,268	0.91%	(0.55)%	0.91%	69.41%
Year Ended October 31, 2008	(35.30)%		127,970	0.87%	(0.46)%	0.87%	80.42%
Year Ended October 31, 2009	15.41%		129,748	0.90%	(0.37)%	0.90%	64.91%
Year Ended October 31, 2010	28.74%		139,402	0.89%	(0.35)%	0.89%	67.62%
Six Months Ended April 30, 2011 (Unaudited)	30.54%		176,455	0.88%	0.05%	0.88%	29.52%

VALUE PORTFOLIO
Year Ended October 31, 2006	22.21%		67,432	0.71%	1.23%	0.71%	20.63%
Year Ended October 31, 2007	10.28%		82,658	0.66%	1.29%	0.66%	18.67%
Year Ended October 31, 2008	(39.91)%		49,663	0.64%	1.54%	0.64%	24.61%
Year Ended October 31, 2009	20.05%		49,686	0.68%	1.41%	0.68%	19.77%
Year Ended October 31, 2010	13.56%		51,743	0.67%	0.87%	0.67%	26.36%
Six Months Ended April 30, 2011 (Unaudited)	16.73%		60,942	0.65%	0.68%	0.65%	10.48%

(a)	Not annualized for period less than one year.

(b)	Annualized for periods less than one year.

(c)	Excluding fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2008, Winslow Capital Management, Inc. reimbursed $64,658 to the Growth Portfolio related to violations of certain investment policies and limitations. The corresponding impact to total return was 0.08%.

(e)

During the period ended April 30, 2011, amounts were reimbursed to the HSBC Investor International Equity Portfolio in connection with violations of certain investment policies and limitations. The corresponding impact to the total return was 0.01%.

(f)

Effective at the close of business on January 12, 2011, the HSBC Investor International Equity Portfolio changed its subadviser from AllianceBernstein L.P. to Lord, Abbett & Co. LLC. As a result, the portfolio turnover rate was higher than historic rates.

64	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2011 (Unaudited)

1.	Organization:

          The HSBC Investor Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually, a “Portfolio,” collectively, the “Portfolios”):

Portfolio	Short Name

HSBC Investor Growth Portfolio	Growth Portfolio
HSBC Investor International Equity Portfolio	International Equity Portfolio
HSBC Investor Opportunity Portfolio	Opportunity Portfolio
HSBC Investor Value Portfolio	Value Portfolio

          The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios.

          The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

          Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Securities Valuation:

          The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation:

          The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

HSBC INVESTOR PORTFOLIOS	65

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

Expense Allocations:

          Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable funds within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

Federal Income Taxes:

          Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. Federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

          Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Derivative Instruments:

          All open derivative positions at period end are reflected on the Portfolio’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts:

          Each Portfolio may enter into foreign currency exchange contracts. The Portfolios enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. For the period ended April 30, 2011, the International Equity Portfolio entered into foreign currency contracts in connection with planned purchases and sales of securities. The contract amount of forward foreign currency contracts outstanding was $0.26 million as of April 30, 2011. The monthly average contract amount for these contracts was $0.04 million.

Futures Contracts:

          Each Portfolio may invest in futures contracts. The Portfolios use futures contracts for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolios and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended April 30, 2011, the Portfolios did not hold any futures contracts.

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Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

Summary of Derivative Instruments:

The following is a summary of the fair value of derivative instruments for the International Equity Portfolio as of April 30, 2011:

	Asset Derivatives		Liability Derivatives

Primary Risk Exposure	Statements of Assets and Liabilities Location	Total Fair Value*	Statements of Assets and Liabilities Location	Total Fair Value*

Foreign Currency	Unrealized	$590	Unrealized	$35
Contracts	appreciation on		depreciation on
	forward foreign		forward foreign
	currency contracts		currency contracts

*

Total Fair Value is presented by Primary Risk Exposure. For foreign currency exchange contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives).

The derivative instruments had the following impact on the Statements of Operations for the International Equity Portfolio for the period ended April 30, 2011:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Foreign Currency	Net realized gains (losses)	($44,425)	$555
Contracts	on forward foreign currency
	contracts/Change in
	unrealized appreciation/
	depreciation on investments

3.	Investment Valuation Summary:

          The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

	•	Level 1: quoted prices in active markets for identical assets

	•	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

	•	Level 3: significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

          Exchange traded, domestic equity securities are valued at the last sales price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

          Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price and are typically categorized as Level 1 in the fair value hierarchy. Foreign equity securities that are not exchanged traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market and are typically categorized as Level 2 in the fair value hierarchy.

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Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

          Shares of exchange traded funds and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy.

          Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the New York Stock Exchange and are typically categorized as Level 2 in the fair value hierarchy.

Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

          Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event, are valued pursuant to procedures adopted by the Portfolio Trust’s Board of Trustees (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios’ net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When the International Equity Portfolio uses such a valuation model, the value assigned to the International Equity Portfolio’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges and are typically categorized as Level 2 in the fair value hierarchy. The valuation of these securities may represent a transfer between Levels 1 and 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the International Equity Portfolio to a significant extent.

For the period ended April 30, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of April 30, 2011 in valuing the Portfolios’ investments based upon three levels defined above:

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Growth Portfolio
Investment Securities:
Common Stocks (a)	$109,501,127	$—	$—	$109,501,127
Investment Company	2,419,179	—	—	2,419,179

Total Investment Securities	$111,920,306	$—	$—	$111,920,306

International Equity Portfolio
Investment Securities:
Common Stocks (b)	$43,531,573	$—	$—	$43,531,573
Exchange Traded Funds	533,049	—	—	533,049
Investment Company	712,670	—	—	712,670

Total Investment Securities	$44,777,292	$—	$—	$44,777,292

Other Financial Instruments (c):
Forward Foreign Currency Contracts	—	555	—	555

Total Investments	$44,777,292	$555	$—	$44,777,847

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Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Opportunity Portfolio
Investment Securities:
Common Stocks (a)	$174,304,480	$—	$—	$174,304,480
Investment Company	2,781,151	—	—	2,781,151

Total Investment Securities	$177,085,631	$—	$—	$177,085,631

Value Portfolio
Investment Securities:
Common Stocks (a)	$58,174,966	$—	$—	$58,174,966
Investment Company	1,944,264	—	—	1,944,264

Total Investment Securities	$60,119,230	$—	$—	$60,119,230

(a)	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

(b)	For detailed country descriptions, see the accompanying Schedules of Portfolio Investments.

(c)

Other financial instruments would include any derivative instruments, such as forward foreign currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

          The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. The only significant transfers between Levels 1, 2 or 3 as of April 30, 2011 are related to the use of the systematic valuation model to value foreign securities in the International Equity Portfolio.

          In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

4.	Related Party Transactions and Other Agreements:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, Inc. (“Winslow”), Lord, Abbett & Co. LLC (“Lord, Abbett”), Westfield Capital Management Company, L.P. (“Westfield”) and NWQ Investment Management Company, LLC (“NWQ”) serve as subadvisers for the Growth Portfolio, International Equity Portfolio, Opportunity Portfolio, and the Value Portfolio, respectively, and are paid for their services directly by the respective Portfolios. Effective at the close of business on January 12, 2011, Lord, Abbett replaced AllianceBernstein L.P. (“AllianceBernstein”) as subadviser to the International Equity Portfolio.

For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated with HSBC:	Fee Rate*

Up to $250 million	0.575%
In excess of $250 million but not exceeding $500 million	0.525%
In excess of $500 million but not exceeding $750 million	0.475%
In excess of $750 million but not exceeding $1 billion	0.425%
In excess of $1 billion	0.375%

*

The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

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Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

          For their services, the Investment Adviser and Lord, Abbett (and AllianceBernstein, prior to January 12, 2011) receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate

Up to $10 million	1.015%
In excess of $10 million but not exceeding $25 million	0.925%
In excess of $25 million but not exceeding $50 million	0.790%
In excess of $50 million but not exceeding $100 million	0.700%
In excess of $100 million	0.610%

          For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

For their services, the Investment Adviser and NWQ receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate

Up to $500 million	0.525%
In excess of $500 million but not exceeding $1 billion	0.475%
In excess of $1 billion	0.425%

Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waiver/reimbursements may be stopped at any time.

Administration:

          HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Portfolios (as well as the other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly at annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

          The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, however, the assets of the Portfolios and HSBC Investor Funds that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the HSBC Investor Family of Funds. For assets invested in the Portfolios by the HSBC Investor Funds, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above. Certain administrative fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios.

          During the period ended April 30, 2011, Lord, Abbett reimbursed $5,235 to the International Equity Portfolio related to violations of certain investment policies and limitations. The impact to the total return is disclosed in the Financial Highlights.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Portfolio Trust’s Sub-Administrator subject to the general supervision of the Portfolio Trust’s Board of Trustees and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02%, which is retained by HSBC.

          Under a Compliance Services Agreement between the Portfolio Trust and the other HSBC Investor Funds (the “Trusts”) and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi $137,025 for the period ended April 30, 2011, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals as employees of Citi.

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Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

Fund Accounting:

          Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

Independent Trustees:

          Each non-interested Trustee is compensated with a $63,000 annual Board retainer for services as a Trustee of the HSBC Investor Family of Funds (or the “Trusts”), as well as a $3,000 annual retainer for each Committee of the Board of the Trusts. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership. Any emeritus Trustees will be compensated for their services in accordance with a predetermined portion of the non-interested Trustee compensation schedule approved by the Board of Trustees.

5.	Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2011 were as follows:

Portfolio Name	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)

Growth Portfolio	$28,253,407	$34,245,625
International Equity Portfolio	53,773,544	54,990,084
Opportunity Portfolio	45,561,541	48,726,052
Value Portfolio	6,543,440	5,670,279

For the period ended April 30, 2011, there were no long-term U.S. Government securities held by the Portfolio Trust.

6.	Federal Income Tax Information:

          At April 30, 2011, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)*

Growth Portfolio	$80,411,230	$32,360,739	$(851,663)	$31,509,076
International Equity Portfolio	41,578,264	4,167,364	(968,336)	3,199,028
Opportunity Portfolio	133,174,429	51,906,147	(7,994,945)	43,911,202
Value Portfolio	50,434,347	12,918,165	(3,233,282)	9,684,883

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

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Investment Adviser Contract Approval (Unaudited)

          Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the fund, as defined in the 1940 Act (the “Independent Trustees”) review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2011 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

I. Annual Continuation of Advisory and Sub-Advisory Agreements

          The Board met in person on December 7, 2010 and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met on November 22 and December 6, 2010 to consider, among other things:

•

the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and HSBC Global Asset Management (USA) Inc. (the “Adviser”) and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) to one or more Funds; and

•

the approval of the continuation of certain other ancillary agreements to which the Adviser is a party that obligate the Adviser to provide the Funds with administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (each, an “Ancillary Agreement”).

          Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Advisory Contracts, Sub-Advisory Contracts and Ancillary Agreements (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance; (iv) trading practices of the Adviser and Sub-Advisers; (iv) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper Inc.; (v) total expense ratios, including in comparison with the total expense ratios of other similar funds based on materials provided by Lipper Inc.; (vi) the profitability of the Adviser and certain of the Sub-Advisers; and (vii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trust and to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

          On November 22, 2010, the Contracts Committee convened and its members reviewed the information provided in advance of the meeting and discussed, among other things: (i) the Ancillary Agreements; (ii) the Trusts’ arrangements with the Sub-Advisers and the Funds advised by the Sub-Advisers; and (iii) the Adviser’s investment advisory arrangements with respect to the World Selection Funds. At the conclusion of the meeting, the Committee requested certain additional information from the Adviser with respect to the services provided or proposed to be provided under the Ancillary Agreements, among other matters. The Contracts Committee also convened on December 6, 2010 to discuss, among other things: (i) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (ii) the Adviser’s profitability; and (iii) the Adviser’s response to the follow-up questions posed by the Contracts Committee following the November 22, 2010 Contracts Committee meeting. Following the December 6 Contracts Committee meeting, the members of the Contracts Committee determined to recommend to the Board, including the Independent Trustees, that the Agreements be continued for an additional one-year period.

          At the in-person meeting held on December 7, 2010, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

          Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to

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Investment Adviser Contract Approval (Unaudited) (continued)

the Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the World Selection Funds and the equity Funds, as well as the capabilities and performance of the Adviser’s portfolio management and credit review teams with respect to the Money Market Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides to the Funds, including the Adviser’s oversight and management of the Funds’ other service providers.

          The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; and (iii) the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. With respect to the Money Market Funds, the Independent Trustees considered the financial support the Adviser and its affiliates have afforded the Money Market Funds, in terms of both the actions taken with respect to structured investment vehicle investments in 2008 and the fee waivers and reimbursements made to maintain a non-negative yield for the Money Market Funds more recently. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

          The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, experience, and the quality of their compliance programs, among other factors. In the context of the HSBC Investor International Equity Portfolio (“International Equity Portfolio” or “Portfolio”), the Independent Trustees considered that, although they were not satisfied with the performance of the Portfolio, the Adviser had taken steps to address the Portfolio’s performance, including proposing the approval of Lord, Abbett & Co. LLC (“Lord Abbett”) to replace AllianceBernstein L.P. (“AllianceBernstein”) as investment sub-adviser to the Portfolio at the Board meeting held on December 7, and that AllianceBernstein’s services should be evaluated on the basis that AllianceBernstein likely would be replaced by Lord Abbett early in 2011.

          Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers, and that the services provided supported continuance of the Agreements.

          Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the case of the International Equity Portfolio, as noted above, the Independent Trustees considered that the Adviser had taken steps to address performance that the Independent Trustees did not deem satisfactory, including proposing that Lord Abbett become the investment sub-adviser of the Fund in place of AllianceBernstein. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to retain non-negative performance. The Independent Trustees determined that the Funds’ investment performance and the Adviser’s actions to improve investment performance, where applicable, supported continuance of the Agreements.

          Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including by means of an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Independent Trustees also considered the advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper Inc. The Independent Trustees determined that the Funds had advisory fees competitive with those of similar funds, noting the resources, expertise and experience provided to the Funds.

          The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships. In this regard, the Independent Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

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Investment Adviser Contract Approval (Unaudited) (continued)

          With respect to the administrative support services provided by the Adviser, the Independent Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds.

          The Independent Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were fair and reasonable in light of the factors set forth above.

          Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. The Independent Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

          In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

II. Approval of Sub-Advisory Agreement for the HSBC Investor International Equity Fund

          The Valuation and Investment Oversight Committee of the Board (the “Investment Committee”), which consists of the Independent Trustees, and the Board met in person and considered the initial approval of the Investment Sub-Advisory Agreement between the Adviser and Lord Abbett with respect to the International Equity Portfolio on December 6 and 7, 2010, respectively. The HSBC Investor International Equity Fund series of HSBC Advisor Funds Trust and the HSBC Investor Overseas Fund series of HSBC Investor Funds each invests all of its investable assets in the International Equity Portfolio in a master-feeder structure.

          Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Investment Sub-Advisory Agreement. This information included, among other things, information about: (i) the services that Lord Abbett would provide; (ii) the personnel who would provide such services; (iii) investment performance; (iv) fees that would be received by Lord Abbett, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper Inc.; and (v) total expense ratios, including in comparison with the total expense ratios of other similar funds based on materials provided by Lipper Inc. Counsel to the Trust and to the Independent Trustees were present at the Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

          At the meeting of the Investment Committee, the Committee members received a presentation by Lord Abbett and discussed the information presented at and the materials provided in advance of the meeting. Based on its deliberations, the Committee determined to recommend to the Board, including the Independent Trustees, that Lord Abbett replace AllianceBernstein as the Sub-Adviser of the Portfolio. At the meeting of the Board, the Independent Trustees considered the recommendation of the Investment Committee and further evaluated the proposal. As a result of this process, the Board and Independent Trustees determined to approve the Investment Sub-Advisory Agreement with respect to the Portfolio for an initial term of two years.

The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

          Nature, Extent, and Quality of Services to be Provided by the Sub-Adviser. The Independent Trustees considered information provided by the Adviser on Lord Abbett’s history, investment selection process, style tilt and flexibility, performance and tracking error. The Independent Trustees considered Lord Abbett’s organizational structure and biographical information on key employees of the firm. The Independent Trustees noted the Adviser’s view that Lord Abbett has

74	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited) (continued)

competitive advantages in the strong team dynamic of its core international strategy team members, the risk management framework used in managing portfolios, and the collaboration between the portfolio management team and others within the firm. The Independent Trustees also noted the Adviser’s comparison of Lord Abbett’s investment process to that of AllianceBernstein and the Adviser’s belief that Lord Abbett’s investment process had produced more stable returns over the longer term than that of AllianceBernstein. The Independent Trustees concluded that the nature, extent and quality of the services that Lord Abbett appeared able to provide supported engaging Lord Abbett to be the Portfolio’s Sub-Adviser.

          Investment Performance of the Sub-Adviser. The Independent Trustees considered Lord Abbett’s performance with respect to its international equity strategy over various time periods, including one, three, five and ten years. The Independent Trustees noted that the firm’s 2009 performance for the international equity strategy had been negatively affected by its fourth quarter results, but that its three year and five year performance had remained strong. The Independent Trustees also noted the consistency of Lord Abbett’s investment performance over the past five calendar years, noting that 2006 was the only year where the firm had underperformed versus the MSCI EAFE Large Cap Core Index. The Independent Trustees also noted that Lord Abbett’s consistent performance was demonstrated by its scoring in the top quartile for relative and absolute risk efficiency during that period. The Independent Trustees concluded that Lord Abbett’s investment performance for its international strategy supported its engagement as Sub-Adviser to the Portfolio.

          Costs of Services and Profits Realized by the Sub-Adviser. The Independent Trustees considered the proposed fee for providing sub-advisory services to the Portfolio and the fact that the fee was identical to the fee currently paid to AllianceBernstein. The Independent Trustees considered the information presented regarding the competitiveness of the International Equity Portfolio’s advisory fees and the total expense ratios of the HSBC Investor International Equity Fund and HSBC Investor Overseas Fund more generally in light of the proposed sub-advisory fee. The Independent Trustees concluded that the fee proposed to be paid to Lord Abbett is fair and reasonable.

          Other Relevant Considerations. Among other factors, the Independent Trustees considered the needs of the shareholders of the HSBC Investor International Equity Fund and HSBC Investor Overseas Fund in terms of investment performance, as determined by the Multimanager team of the Adviser, the Adviser’s efforts to locate one or more investment sub-advisers that had a track record of producing investment performance with the desired attributes, individually or as a group, and the relative difficulty in interesting potential candidates to pursue the sub-advisory relationship with the Portfolio, given its relatively small asset size. The Independent Trustees also considered the extent to which the Portfolio’s expense structure may permit economies of scale to be shared with the Portfolio’s shareholders and the extent to which the Portfolio’s shareholders might benefit from these potential economies of scale. The Independent Trustees also noted the proposed contractual caps on certain Fund expenses for the HSBC Investor Overseas Fund in order to reduce or control the overall operating expenses of the Fund.

          In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the proposed Sub-Advisory Agreement with respect to the International Equity Portfolio for an initial term of two years.

III. Approval of an Advisory Contract Supplement and Sub-Advisory Agreement for the HSBC Investor Risk Managed Fund

          On February 28, 2011, the Contracts Committee and the Board met in person to consider the expansion of the HSBC Investor Funds family to include a new series of HSBC Investor Funds, the HSBC Investor Risk Managed Fund (“Risk Managed Fund”) and, in connection therewith, approving:

•	the Advisory Contract between the Adviser and the Trust with respect to the Risk Managed Fund and the related Contract Supplement applicable to the Risk Managed Fund (“RM Advisory Agreement”);

•	a Sub-Advisory Agreement between the Adviser and Sinopia Asset Management (“Sinopia”) with respect to the Risk Managed Fund (“RM Sub-Advisory Agreement”); and

•	the Trust’s Ancillary Agreements applicable to the Risk Managed Fund

          Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the RM Advisory Agreement, the RM Sub-Advisory Agreement and the Ancillary Agreements applicable to the Risk Managed Fund (collectively, the “RM Agreements”). This information included, among other things, information about: (i) the services the Adviser and Sinopia would provide to the Risk Managed Fund; (ii) per-

HSBC INVESTOR FAMILY OF FUNDS	75

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited) (continued)

sonnel who provide such services; (iii) relevant past investment performance of Sinopia; and (iv) fees proposed to be received by the Adviser and Sinopia with respect to the Risk Managed Fund in comparison with other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc. Counsel to the Trust and to the Independent Trustees were present at the Contracts Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

          At its meeting, the Contracts Committee reviewed and discussed the information provided in advance of the meeting and received a presentation about Sinopia. Based on its deliberations, the Committee determined to recommend to the Board, including the Independent Trustees, that the RM Agreements be approved with respect to the Risk Managed Fund, subject to the completion by the Funds’ Chief Compliance Officer of his review of Sinopia’s compliance program and final confirmation that the Adviser and Sinopia wished for the sub-advisory fee to be split evenly as proposed. At the meeting of the Board, the Independent Trustees considered the recommendation of the Contracts Committee and further evaluated the proposal. As a result of this process, the Board and Independent Trustees determined to approve the RM Agreements with respect to the Risk Managed Fund, subject to the completion of the Chief Compliance Officer’s review of Sinopia’s compliance program and final confirmation by the Adviser and Sinopia as to the sub-advisory fee. Subsequent to the meeting, the Chief Compliance Officer completed his review and indicated to the Board that he was satisfied with Sinopia’s compliance program and the sub-advisory fee was finalized as proposed.

The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

          Nature, Extent, and Quality of Services Provided by Adviser and Sinopia. The Independent Trustees considered the nature, quality and extent of the investment advisory services to be provided by the Adviser and Sinopia with respect to the Risk Managed Fund. With respect to the Adviser, the Independent Trustees considered that the services provided would be consistent with those provided to other Funds, and therefore considered the same points as they did in considering the annual renewal of the Advisory Contract in December 2010 as set forth above.

          With respect to Sinopia, the Independent Trustees considered the scope of Sinopia’s business and Sinopia’s experience with respect to the proposed investment strategy for the Risk Managed Fund. The Independent Trustees also considered the quality and experience of the personnel proposed to manage the Risk Managed Fund’s assets and information about the past investment performance of an account managed by Sinopia using an investment strategy substantially similar to that proposed for the Risk Managed Fund (the “Performance Information”).

          Based upon these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services proposed to be provided by the Adviser and Sinopia with respect to the Risk Managed Fund.

          Investment Performance of Sinopia. The Independent Trustees considered performance information provided by the Adviser regarding an account managed by Sinopia in accordance with an investment objective and strategy substantially similar to that proposed for the Risk Managed Fund, including how the account in question had performed in both bull and bear markets and how the performance had compared to a benchmark. The Independent Trustees concluded that the investment performance presented supported the initial approval of the RM Sub-Advisory Agreement.

          Costs of Proposed Services and Profits to be Realized by the Adviser and Sinopia. The Independent Trustees considered the costs of the proposed services to be provided by the Adviser and Sinopia to the Risk Managed Fund. In this regard, the Independent Trustees considered information pertaining to the proposed advisory fees and the projected total expense ratios as compared to other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc. The Independent Trustees also considered certain information on the Adviser’s profitability with respect to its relationship with the Funds that had been presented at the December 7, 2010 meeting of the Board of Trustees, as set forth above. The Independent Trustees concluded that the advisory fees proposed to be payable to the Adviser and Sinopia are fair and reasonable in light of the factors set forth above.

          Other Relevant Considerations. The Independent Trustees also considered the extent to which the Risk Managed Fund’s expense structure may permit economies of scale to be shared with the Fund’s shareholders and the extent to which the Risk Managed Fund’s shareholders might benefit from these potential economies of scale. The Independent Trustees also noted the proposed contractual caps on certain Fund expenses proposed to be provided by the Adviser with respect to the Funds in order to reduce or control the overall operating expenses of the Fund.

76	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited) (continued)

          Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the RM Agreements, subject to the completion of the Chief Compliance Officer’s review of Sinopia’s compliance program.

HSBC INVESTOR FAMILY OF FUNDS	77

HSBC INVESTOR PORTFOLIOS

Table of Shareholder Expenses—as of April 30, 2011 (Unaudited)

          As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 through April 30, 2011.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expenses Paid During Period* 11/1/10 – 4/30/11	Annualized Expense Ratio During Period 11/1/10 – 4/30/11

Growth Portfolio	$1,000.00	$1,194.60	$3.59	0.66%
International Equity Portfolio	1,000.00	1,123.40	6.69	1.27%
Opportunity Portfolio	1,000.00	1,305.40	5.03	0.88%
Value Portfolio	1,000.00	1,167.30	3.49	0.65%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expenses Paid During Period* 11/1/10 – 4/30/11	Annualized Expense Ratio During Period 11/1/10 – 4/30/11

Growth Portfolio	$1,000.00	$1,021.52	$3.31	0.66%
International Equity Portfolio	1,000.00	1,018.50	6.36	1.27%
Opportunity Portfolio	1,000.00	1,020.43	4.41	0.88%
Value Portfolio	1,000.00	1,021.57	3.26	0.65%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

78	HSBC INVESTOR PORTFOLIOS

Other Information:

          Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ web-site at www.investorfunds.us.hsbc.com.

          An investment in a Fund is not a deposit of HSBC Bank USA, N.A., and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC INVESTOR PORTFOLIOS	79

HSBC INVESTOR FAMILY OF FUNDS:	SHAREHOLDER SERVICING AGENTS
For HSBC Bank USA, N.A. and
INVESTMENT ADVISER AND ADMINISTRATOR	HSBC Securities (USA) Inc. Clients
HSBC Global Asset Management (USA) Inc.	HSBC Bank USA, N.A.
452 Fifth Avenue	452 Fifth Avenue
New York, NY 10018	New York, NY 10018
1-888-525-5757
SUB-ADVISERS
HSBC Investor Growth Portfolio	For All Other Shareholders
Winslow Capital Management, Inc.	HSBC Investor Funds
4720 IDS Tower	P.O. Box 182845
80th South Eighth Street	Columbus, OH 43218-2845
Minneapolis, MN 55402	1-800-782-8183

HSBC Investor International Equity Portfolio	TRANSFER AGENT
Lord, Abbett & Co. LLC	Citi Fund Services
90 Hudson Street	3435 Stelzer Road
Jersey City, NJ 07302	Columbus, OH 43219

HSBC Investor Opportunity Portfolio	DISTRIBUTOR
Westfield Capital Management Company, L.P.	Foreside Distribution Services, L.P.
One Financial Center	690 Taylor Road, Suite 150
Boston, MA 02111	Gahanna, OH 43230-3202

HSBC Investor Value Portfolio	CUSTODIAN
NWQ Investment Management Company, LLC	The Northern Trust Company
2049 Century Park East, 16th Floor	50 South LaSalle Street
Los Angeles, CA 90067	Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

	— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-SR-RTL-0611			6/11

HSBC Global Asset Management (USA) Inc.

April 30, 2011

HSBC Investor Funds

Semi-Annual report

MONEY MARKET FUNDS	Class A	Class B	Class C	Class D	Class E	Class I	Class Y

HSBC Investor New York Tax-Free Money Market Fund	RNTXX	HNBXX	HNCXX	HNYXX	RYEXX	—	RYYXX

HSBC Investor Prime Money Market Fund	REAXX	HSMXX	HMMXX	HIMXX	HMEXX	HSIXX	RMYXX

HSBC Investor Tax-Free Money Market Fund	HBAXX	HBBXX	HBCXX	HBDXX	HBEXX	HCIXX	HBYXX

HSBC Investor U.S. Government Money Market Fund	FTRXX	HUBXX	HUMXX	HGDXX	HGEXX	HGIXX	RGYXX

HSBC Investor U.S. Treasury Money Market Fund	HWAXX	HTBXX	HUCXX	HTDXX	HTEXX	HBIXX	HTYXX

HSBC Investor Family of Funds
Semi-Annual Report - April 30, 2011

[This Page Intentionally Left Blank]

Glossary of Terms

Barclays Capital U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment-grade, USD-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities. Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities.

Barclays Capital U.S. High-Yield Corporate Bond Index is an unmanaged index that covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Lipper Money Market Funds Average is an equally weighted average of mutual funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value.

Lipper New York Tax-Exempt Money Market Funds Average is an equally weighted average of mutual funds that invest in New York municipal obligations with dollar weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper Tax- Exempt Money Market Funds Average is an equally weighted average of mutual funds that invest in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value.

Lipper U.S. Government Money Market Funds Average is an equally weighted average of mutual funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value.

Lipper U.S. Treasury Money Market Funds Average is an equally weighted average of mutual funds that invest principally in U.S. Treasury obligations with dollar weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

June 21, 2011

To Our Shareholders:

During the six months through April 30, 2011, the HSBC Investor Funds performed quite well, and for this we thank our managers and the Multi-manager team that monitors their results. The HSBC Investor Growth Fund and HSBC Investor Opportunity Fund significantly outperformed their benchmarks during the period. The Growth Fund (Class I Shares) returned 19.29% versus 16.96% for the Russell 1000® Growth Index1.The Opportunity Fund (Class I Shares) returned 30.43% versus 27.08% for the Russell 2500TM Growth Index1. Although they underperformed their respective benchmarks, the HSBC Investor International Equity Fund (Class I Shares) and the HSBC Investor Value Fund (Class I Shares) both provided respectable returns. The International Equity Fund returned 12.17% versus 12.95% for the MSCI EAFE Index1 and the Value Fund returned 16.65% versus 17.29% for the Russell 1000® Value Index1. The World Selection Funds (Class A Shares, without sales charge) also produced positive returns during the period: Aggressive Strategy returned 14.61%, Balanced Strategy returned 12.31%, Moderate Strategy returned 9.43% and Conservative Strategy returned 6.27%. These funds were beneficiaries of positive returns across a wide spectrum of asset classes.

Though clearly the board’s focus is on risk-adjusted performance, we also monitor asset trends. Here, to no one’s surprise, assets in our money market funds continue to decline. Today’s low rates remain the culprit, obliging the advisor and service providers to continue to waive fees. Such fee waivers amounted to $8.6 million for the six months ended April 30, and $22.4 million for the fiscal year ended October 31, 2010— tangible evidence of their commitment to maintaining a competitive return.

We are delighted to note that our other funds are seeing positive growth. Assets in the HSBC World Selection Funds increased during the period due to investment performance and shareholder subscriptions. The Investor Equity Funds also increased their assets during period, benefitting from strong performance in the global equity markets.

We are pleased that the advisor is taking steps to broaden the Funds’ product offerings, especially in those areas where HSBC enjoys competitively distinguishing experience and skill. The advisor launched two emerging market fixed income funds on April 7: the HSBC Emerging Markets Debt Fund and the HSBC Emerging Markets Local Debt Fund. Such funds are rising in popularity as investors seek the diversity and higher yields of foreign markets and currencies. We have included additional information on the advisor’s capabilities in emerging markets, and we look forward to working with the advisor to expand our emerging markets offerings within the fund family.

Among the issues troubling investors today are how the end of “QEII”—the U.S. Federal Reserve’s second round of quantitative easing measures—may affect markets this summer and prospects for inflation in the near term. The only positive thing one might say of inflation is that it enables politicians some surcease from the price of their follies, enabling them to pay old debt with new, less valuable money. Everything else is pernicious: inflation erodes savings, discourages investment, introduces price distortions, leads to tax bracket creep, increases labor strife and inevitably leads to an economic contraction when central bankers—usually late in the game—ratchet rates up.

The challenge for investors facing such concerns is to be proactive in their asset allocation, something with which our advisor assists investors all over the world. Our shareholders can learn more about these capabilities by visiting an HSBC Financial Advisor or by visiting the Funds’ website at http://investorfunds.us.hsbc.com. Investors can learn more about the Funds, including the World Selection Funds, which provide simple and efficient asset allocation within a single mutual fund investment.

4	HSBC INVESTOR FAMILY OF FUNDS

Chairman’s Message (continued)

As a fund complex dominated (though to a declining extent) by money market fund offerings, we are following closely the U.S. President’s Working Group on Financial Markets and the Security & Exchange Commission’s effort to implement new reforms that will enhance the stability of the money market fund industry and seek to prevent crises like the one that occurred in September 2008, when the net asset value of the Reserve Primary Fund–a large money market fund–fell below $1 a share. One of the more interesting proposed reforms has come from HSBC. That proposal can be found on the SEC’s website, http://www.sec.gov/comments/4-619/4-619.shtml. We will continue to monitor all industry reform proposals put forth towards providing the best money market fund structures and products to meet the needs of our shareholders.

Cordially,

Michael Seely

Chairman, HSBC Investor Funds

[1]	For additional information, please refer to the Glossary of Terms.

Emerging markets fixed income is a key investment strategy for HSBC Global Asset Management. Considered to be one of the largest emerging markets investment managers in the world, HSBC Global Asset Management currently manages US$145 billion, as at December 31, 2010, in emerging market assets globally.

The HSBC Emerging Markets Debt team, based in New York, has managed institutional portfolios around the world since 1987. The team is currently led by Guillermo Ossés, Head of Emerging Markets Debt Portfolio Management.

Emerging markets debt has grown into an important asset class over the last decade as legal, regulatory and economic climates within many emerging markets countries have improved.

Since 1990, the emerging markets debt investment universe has grown significantly to reach over US$11 trillion as at end of December 2010. Thanks to strong economic fundamentals and improving debt dynamics, emerging market countries have experienced credit upgrades for both corporate and government issuers. Today, more than half of the emerging market universe is investment grade, and emerging market bonds have substantially outperformed developed market bonds over the last 15 years.

Key factors influencing this growth include:

•	High economic growth rates

•	Improving fundamentals through sound fiscal policies and responsible monetary policy

•	Strong demand for raw materials, goods and services

•	Positive long-term outlook

The diversity among economies in more than 50 emerging market countries provides investors with a variety of risk/reward opportunities. Emerging Markets Debt can have a legitimate place in any portfolio as a strategic investment. As part of a broader portfolio, Emerging markets debt has the potential to enhance returns and provide diversification for investors. As these emerging market economies expand, governments and corporations alike look to local and international markets to finance growth.

HSBC INVESTOR FAMILY OF FUNDS	5

President’s Message

Dear Shareholder,

Welcome to the HSBC Investor Funds semi-annual report, covering the period between November 1, 2010 and April 30, 2011. This report offers detailed information about your Funds’ results. We encourage you to review it carefully.

Inside these pages, you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. As always, the report includes the financial statements covering the first half of the fiscal year for each of the Funds. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets during the period and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

Short-term interest rates continue to hover around record low levels. In response, HSBC has continued to waive a portion of its advisory and shareholder servicing fees from the various money market funds in order to maintain a positive yield for the Funds’ shareholders.

Our Multimanager team continues to review and monitor the subadvisers that manage the Equity Funds’ capabilities and during the fiscal period recommended to the Funds’ Board a change in the subadviser for the International Equity Portfolio. As a result, Lord, Abbett & Co. became the subadviser for that Portfolio effective at the close of business on January 12. The team also reviews and monitors the third party funds in which the World Selection Funds invest.

On April 7 of this year, we launched two emerging market fixed income funds, HSBC Emerging Markets Debt Fund and HSBC Emerging Markets Local Debt Fund. A description of our emerging markets capabilities is also included as part of this report; we hope you find it to be of interest. We believe that adding the emerging markets asset class to the HSBC fund family will provide shareholders with a broad range of investment options that capitalize on one of HSBC’s strengths — investing in emerging markets.

In closing, we would like to thank you for investing through the HSBC Investor Funds. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

6	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy continued its recovery during the six-month period between November 1, 2010 and April 30, 2011. Moderate economic growth coincided with continued strength in emerging economies and better-than-expected corporate earnings. The economic recovery continued to benefit from the Federal Reserve Board’s decision to keep the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25%.

The period began with renewed concerns about the risk of a sovereign debt default. Eurozone monetary stability appeared especially threatened by the sovereign debt crisis in Ireland and the possibility that the crisis would spread to weak peripheral economies, particularly Portugal and Spain. This threat was alleviated to some extent later in the period due to the approval of an economic rescue package for Ireland and successful debt auctions in Italy, Portugal and Spain.

Growth remained robust in many emerging economies, but inflationary pressures increased. Many governments tightened monetary policy in order to counter rising prices of food and other commodities. Oil prices rose sharply in the first quarter, a development that dampened economic growth during the last two months of the period.

The U.S. Gross Domestic Product (“GDP”)1 grew at 3.1% during the fourth quarter of 2010—a slowdown from the previous quarter but still ahead of expectations. GDP during the first quarter of 2011 experienced growth at 1.8%. U.S. consumer confidence returned to pre-recession levels, though it dipped somewhat toward the end of the period. Job creation picked up during the period, but unemployment remained a significant drag on the economic recovery. Home sales in the U.S. rose, but home prices remained low and foreclosure and delinquency rates hit record levels. Meanwhile, reports showed that manufacturing activity was robust, the services sector expanded and consumer confidence trended upward.

Market Review

Markets performed poorly throughout November due to a number of factors, including eurozone monetary instability, speculation about potential interest rate hikes, and geopolitical tensions involving North Korea. By the end of 2010, however, investors were reassured by economic rescue packages for several eurozone economies and improving U.S. economic data, sending stocks significantly higher.

Equities continued to perform strongly during the first two months of 2011 as a number of signs emerged that the U.S. economy was on surer footing. Data showed increasing consumer confidence, robust manufacturing, soaring home sales and substantial corporate earnings.

Numerous factors undermined investor confidence late in the period, including inflation in emerging economies and persistently high unemployment in the U.S. During the second half of the period, several dramatic and historic events threatened the stability of global markets. Unrest in the Middle East, most notably in Egypt and Libya, weighed on investor confidence. Then the earthquake and tsunami in Japan triggered a sharp dive in equities in mid-March. Rising oil and commodity prices also weighed on investor confidence and contributed to lagging returns during the last two months of the period.

Investors favored higher-risk areas of the equity market, helping emerging markets and small-cap stocks produce strong gains during the six months through April 2011. The Russell 2000® Index1 of small-company stocks returned 23.73% and the MSCI EAFE Index1 returned 12.95%.

Stocks in developed economies, with the notable exception of Japan, posted moderate gains during the period. European markets rose as governments coordinated a response to sovereign debt problems and economic activity increased. In the U.S., the energy and industrials sectors performed strongly due in part to rising commodity prices. The S&P 500 Index1 of large-company stocks returned 16.36% for the six months through April 30, 2011.

Among fixed-income securities, corporate bonds—particularly high-yield bonds—exhibited strength throughout the period as investors sought out additional yield in a low interest rate environment. The Barclays Capital U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 0.02% for the six months through April 30, 2011, while the Barclays Capital U.S. High-Yield Corporate Bond Index1 returned 7.23%.

The pursuit of yield led to low demand for government bonds. U.S. Treasury yields ticked upward throughout much of the period, though they remained low by historical standards. Treasuries faced increasing pressure from both the growing U.S. debt burden and concerns about a demand shortfall after the current quantitative easing program ends.

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	7

Portfolio Reviews (Unaudited)

HSBC Investor New York Tax-Free Money Market Fund
 (Class A Shares, B Shares, C Shares, D Shares and Y Shares)

by Jason Moshos
Portfolio Manager

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes. Regional funds may be subject to additional risk, since issues they invest in are located in one geographical area.

Yields on tax-free money market securities and on interest rates overall remained at historic lows during the six-month period ended April 30, 2011. The federal funds rate (a key short-term interest rate that influences yields on money market securities) remained within a range of 0.00% to 0.25% throughout the period. In that environment, investors withdrew funds from money markets in order to capture higher yields available from other types of securities.

During the period, New York state and local governments continued to experience budgetary constraints due to high unemployment and declining tax receipts. These problems weakened the credit quality of many municipal securities, as investors worried that municipalities may have trouble meeting their financial obligations. The managers took a defensive approach with the Fund’s portfolio in response to the difficult credit environment by focusing on high-quality issues and deemphasizing securities of weaker issues to pursue the Fund’s primary goal of capital preservation. Management maintained a weighted average maturity that was shorter than that of its peers in order to enhance the Fund’s liquidity.*

The period was characterized by a low supply of money market eligible tax-free securities. This was due in part to municipalities holding off on new spending and borrowing, and favoring longer-term debt to capitalize on historically low interest rates (and thus, borrowing costs) when they did borrow. Supply was low due to increased demand for tax-free securities from non-traditional buyers, such as taxable money market funds, which favored tax-free securities, because of their high yields relative to yields available on taxable money market securities. These conditions served to keep yields on tax-free money market securities low on an absolute basis.

*	Portfolio composition is subject to change.

Fund Performance			Average Annual Total Return (%)					Yield (%)[1]	Expense Ratio (%)[2]

As of April 30, 2011	Inception Date	Six Months*	1 Year	5 Year	10 Year	Since Inception		7-Day Average	Gross	Net

Class A	11/17/94	0.01	0.01	1.31	1.18	1.89		0.01	0.65	0.65

Class B3	4/29/98	—	—	—	—	0.89		—	1.25	1.25

Class C4	3/19/01	—	—	—	—	0.77		—	1.25	1.25

Class D	4/1/99	0.00	0.01	1.40	1.30	1.61		0.01	0.50	0.50

Class Y	7/1/96	0.01	0.02	1.56	1.51	2.06		0.01	0.25	0.25

Lipper New York Tax-Exempt Money Market Funds Average[5]	—	0.02	0.03	1.41	1.31	2.01	[6]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

During the year ended October 31, 2007, the Portfolio received a one-time reimbursement from the Adviser related to past marketing arrangements. During the year ended October 31, 2010, the Portfolio received a one-time payment in respect of class action settlements which had the result of increasing its total returns. As a result, the Fund’s total returns for the years ended October 31, 2007 and 2010 were higher than they would have been had the Portfolio not received the payments.

*	Aggregate total return.

[1]

The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects a reduction in the Fund’s fees. Without the reduction of those fees, the yield would have been -0.41%, -0.26% and -0.01% for Class A, Class D and Class Y, respectively.

[2]	Reflects the expense ratio as reported in the prospectus dated March 1, 2011.

[3]

Reflects the applicable contingent deferred sales charge, maximum of 4.00%. Class B Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the Class had operations, which was 190 days during the year ended October 31, 2010. The Class was operational during the entire years ended October 31, 2001, 2002, 2003, 2004, 2005, 2006, 2007, 2008 and 2009. The Class had no operations for the entire six-months ended April 30, 2011.

[4]

Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 227, 145, 81 and 81 days during the years ended October 31, 2001, 2002, 2003 and 2004, respectively. The Class had no operations during the entire six-months ended April 30, 2011 and entire years ended October 31, 205, 2006, 2007, 2008, 2009 and 2010.

[5]	For additional information, please refer to the Glossary of Terms.

[6]	Return for the period October 31, 1994 to April 30, 2011.

8	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Investor Prime Money Market Fund (Class A Shares, B Shares, C Shares, D Shares, I Shares and Y Shares) by John Chiodi Senior Portfolio Manager
Moody’s and Standard & Poor’s have assigned an “Aaa” and “AAAm” rating to the HSBC Investor Prime Money Market Fund.[1]

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Money market yields remained low for the duration of the six-month period through April 30, 2011. At the beginning of the period, the economic recovery was threatened by weaker-than-expected economic results, including poor employment and housing numbers. The federal government launched a second round of fiscal stimulus aimed at reviving the economy and sparking economic growth. That stimulus program ultimately affected the money markets by reducing issuance of short-term Treasury bills, which contributed to lower yields. Meanwhile, the federal funds rate (a key short-term interest rate) remained within a range between 0.00% and 0.25% throughout the period.

Early in the period we positioned the Fund with a relatively short weighted average maturity, due to both the perceived weakening of the U.S. economy and concerns over the potential fallout from the sovereign debt crisis in Europe. As the period progressed, we began to feel more comfortable about the direction of the U.S. economy and the financial situation in certain eurozone countries. As a result, we began lengthening maturities of the Fund’s holdings at the end of 2010.

We lengthened maturities as the yield curve began to flatten. That allowed us to lock in yields on longer issues before they moved lower. In particular, we took advantage of floating rate notes with maturities between six months and one year. We received permission to extend the Fund’s average maturity beyond its typical threshold. We were comfortable with longer maturities because we believed that interest rates were not likely to rise in the near term. That strategy helped the Fund capture additional yield and keep pace with its peers.*

* Portfolio composition is subject to change.

Fund Performance			Average Annual Total Return (%)				Yield (%)[2]	Expense Ratio (%)[3]

As of April 30, 2011	Inception Date	Six Months*	1 Year	5 Year	10 Year	Since Inception	7-Day Average	Gross	Net

Class A	11/13/98	0.01	0.01	2.01	1.85	2.50	0.01	0.67	0.67

Class B4	4/4/01	-4.00	-3.99	1.68	—	1.45	0.01	1.27	1.27

Class C5	3/23/01	-1.00	-0.99	1.68	—	1.43	0.01	1.27	1.27

Class D	4/1/99	0.01	0.01	2.10	1.97	2.56	0.01	0.52	0.52

Class I	1/9/02	0.06	0.15	2.39	—	2.22	0.12	0.17	0.17

Class Y	11/12/98	0.01	0.05	2.28	2.19	2.85	0.02	0.27	0.27

Lipper Money Market Funds Average[6]	—	0.01	0.03	1.95	1.74	2.41[7]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

During the year ended October 31, 2007, the Portfolio received a one-time reimbursement from the Adviser related to past marketing arrangements. During the year ended October 31, 2010, the Portfolio received a one-time payment in respect of class action settlements which had the result of increasing its total returns. As a result, the Fund’s total returns for the years ended October 31, 2007 and 2010 were higher than they would have been had the Portfolio not received the payments.

*	Aggregate total return.

[1]

The “Aaa” and “AAAm” money market fund rating is historical and reflects the superior quality of the Fund’s investments, sound liquidity management, and strong operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell.

[2]

The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects a reduction in the Fund’s fees. Without the reduction of those fees, the yield would have been -0.38%, -0.98%, -0.98%, -0.23%, 0.12% and 0.02% for Class A, Class B, Class C, Class D, Class I and Class Y, respectively.

[3]	Reflects the expense ratio as reported in the prospectus dated March 1, 2011.

[4]

Reflects the applicable contingent deferred sales charge, maximum of 4.00%. Class B Shares were operational during a portion of the periods presented. Amounts reflect performance for the time the Class had operations, which was 147 and 211 days for the years ended October 31, 2002 and 2001. The Class was operational during the entire years ended October 31, 2003, 2004, 2005, 2006, 2007, 2008, 2009 and 2010 and for the entire six-months ended April 30, 2011.

[5]

Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the time the Class had operations, which was 201 days for the year ended October 31, 2001. The Class was operational during the entire years ended October 31, 2002, 2003, 2004, 2005, 2006, 2007, 2008, 2009 and 2010 and for the entire six-months ended April 30, 2011.

[6]	For additional information, please refer to the Glossary of Terms.

[7]	Return for the period October 31, 1998 to April 30, 2011.

HSBC INVESTOR FAMILY OF FUNDS	9

Portfolio Reviews (Unaudited)

HSBC Investor Tax-Free Money Market Fund
(Class A Shares, C Shares, D Shares, I Shares and Y Shares)

by Jason Moshos Portfolio Manager
Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes.

Throughout the six-month period ended April 30, 2011, broader interest rates and yields on money market securities remained at historically low levels. For example, the federal funds rate (a key short-term interest rate) remained within a range of 0.00% to 0.25% throughout the period. In that environment, investors sold money market securities in favor of other securities with higher yields.

Continued high unemployment and falling tax receipts put pressure on state and local governments’ budgets during the period. Those conditions, in turn, caused credit quality to decline across the municipal sector. In response to the difficult credit environment, and to pursue the Fund’s primary goal of capital preservation, the managers took a defensive approach by favoring high-quality securities and underweighting low-quality issues. The managers maintained a weighted average maturity that was shorter than that of its peers in order to enhance the Fund’s liquidity.*

The supply of money market eligible tax-free securities was low throughout the period and this shortage kept yields low on an absolute basis. One reason for the lack of supply was that municipalities issued less new debt than usual due to their budget constraints. When municipalities did issue new debt, they generally issued longer-term debt to lock in low interest rates (and thus, low borrowing costs) for an extended period of time. Low supply was driven by increased demand for tax-free securities from non-traditional, buyers such as taxable money market funds. These funds purchased tax-free securities, because of their high yields relative to yields available on taxable money market securities.

* Portfolio composition is subject to change.

Fund Performance			Average Annual Total Return (%)			Yield (%)[1]	Expense Ratio (%)[2]

As of April 30, 2011	Inception Date	Six Months*	1 Year	5 Year	Since Inception	7-Day Average	Gross	Net

Class A3	8/27/04	—	—	—	0.41	—	0.80	0.80

Class C4	7/30/07	—	—	—	0.09	—	1.40	1.40

Class D	8/24/04	0.01	0.01	1.40	1.50	0.01	0.65	0.65

Class I5	6/25/04	—	—	—	0.27	—	0.30	0.30

Class Y	6/8/04	0.02	0.06	1.59	1.69	0.04	0.40	0.40

Lipper Tax-Exempt Money Market Funds Average[6]	—	0.01	0.03	1.40	1.46[7]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

During the year ended October 31, 2007, the Portfolio received a one-time reimbursement from the Adviser related to past marketing arrangements. During the year ended October 31, 2010, the Portfolio received a one-time payment in respect of class action settlements which had the result of increasing its total returns. As a result, the Fund’s total returns for the years ended October 31, 2007 and 2010 were higher than they would have been had the Portfolio not received the payments.

*	Aggregate total return.

[1]

The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects a reduction in the Fund’s fees. Without the reduction of those fees, the yield would have been -0.41% and -0.16% for Class D and Class Y, respectively.

[2]	Reflects the expense ratio as reported in the prospectus dated March 1, 2011.

[3]

Class A Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the Class had operations, which was 141 days for the six-months ended April 30, 2011 and 5, 78, 24 and 262 days during the years ended October 31, 2004, 2006, 2007 and 2009, respectively. The Class was operational during the entire year ended October 31, 2010.

[4]

Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 15 days during the year ended October 31, 2007. The Class had no operations during the entire years ended October 31, 2008, 2009 and 2010 and the entire six-months ended April 30, 2011.

[5]

Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the Class had operations, which was 40, 27 and 51 days during the years ended October 31, 2004, 2005 and 2010, respectively. The Class had no operations during the entire years ended October 31, 2006, 2007, 2008 and 2009 and the entire six-months ended April 30, 2011.

[6]	For additional information, please refer to the Glossary of Terms.

[7]	Return for the period May 31, 2004 to April 30, 2011.

10	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Investor U.S. Government Money Market Fund (Class A Shares, B Shares, C Shares, D Shares, I Shares and Y Shares) by John Chiodi Senior Portfolio Manager
Moody’s and Standard & Poor’s have assigned an “Aaa” and “AAAm” rating to the HSBC Investor U.S. Government Money Market Fund.[1]

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Money market yields remained low during the six-month period through April 30, 2011. The federal funds rate (a key short-term interest rate) remained within a range of 0.00% to 0.25% throughout the period. The federal government employed a stimulus program in hopes of reviving a relatively weak economy and sparking economic growth. The program reduced issuance of Treasury securities, pushing yields lower. Meanwhile, a new fee structure by the Federal Deposit Insurance Corp. reduced interest payments to banks that leave cash overnight with the Federal Reserve. That change led to a reduction in yield on money market securities as banks sought to recoup some of that lost revenue.

We favored government repurchase agreements (“repos”) in that environment. Early in the period short-term repos offered yields near the top end of the federal funds rate range. We deployed a barbell strategy that allocated the Fund’s portfolio among short-and long-term issues. We kept between 50%-60% of the Fund’s assets in very short-term repos in order to ensure liquidity, and used the Fund’s remaining assets to take advantage of the higher yields available at the longer end of the yield curve. Among longer-term issues, we focused on agency issues, which offered higher yields than Treasuries.*

As the supply of Treasury bills fell, yields declined on short-term repos and longer-term agency securities. That trend made the Fund’s barbell strategy less attractive as the period wore on. As a result, we repositioned the Fund’s portfolio with the bulk of its assets in short-term repos toward the end of the period.*

* Portfolio composition is subject to change.

Fund Performance			Average Annual Total Return (%)				Yield (%)[2]	Expense Ratio (%)[3]

As of April 30, 2011	Inception Date	Six Months*	1 Year	5 Year	10 Year	Since Inception	7-Day Average	Gross	Net

Class A	5/3/90	0.00	0.02	1.84	1.70	3.29	0.01	0.67	0.67

Class B4	9/11/98	-3.99	-3.98	1.76	1.54	2.11	0.01	1.27	1.27

Class C5	11/20/06	—	—	—	—	1.39	—	1.27	1.27

Class D	4/1/99	0.00	0.02	1.93	1.82	2.39	0.01	0.52	0.52

Class I6	12/24/03	0.02	0.07	—	—	2.05	0.01	0.17	0.17

Class Y	7/1/96	0.00	0.02	2.08	2.02	3.05	0.01	0.27	0.27

Lipper U.S. Government Money Market Funds Average[7]	—	0.01	0.02	1.84	1.70	3.31[8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

During the year ended October 31, 2007, the Portfolio received a one-time reimbursement from the Adviser related to past marketing arrangements. During the year ended October 31, 2010, the Portfolio received a one-time payment in respect of class action settlements which had the result of increasing its total returns. As a result, the Fund’s total returns for the years ended October 31, 2007 and 2010 were higher than they would have been had the Portfolio not received the payments.

*	Aggregate total return.

[1]

The “Aaa” and “AAAm” money market fund rating is historical and reflects the superior quality of the Fund’s investments, sound liquidity management, and strong operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell.

[2]

The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects a reduction in the Fund’s fees. Without the reduction of those fees, the yield would have been -0.51%, -1.11%, -0.36%, -0.01% and -0.11% for Class A, Class B, Class D, Class I and Class Y, respectively.

[3]	Reflects the expense ratio as reported in the prospectus dated March 1, 2011.

[4]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[5]

Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 346, 362 and 351 days during the years end October 31, 2006, 2009 and 2010, respectively. The class has no operations during the entire years ended October 31, 2007 and 2008 and the entire six-months ended April 30, 2011.

[6]

Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the Class had operations, which was 10, 89, 136 and 357 days during the years ended October 31, 2004, 2005, 2006 and 2007, respectively. The Class was operational during the entire years ended October 31, 2008, 2009 and 2010.

[7]	For additional information, please refer to the Glossary of Terms.

[8]	Return for the period April 30, 1990 to April 30, 2011.

HSBC INVESTOR FAMILY OF FUNDS	11

Portfolio Reviews (Unaudited)

HSBC Investor U.S. Treasury Money Market Fund (Class A Shares, B Shares, C Shares, D Shares, I Shares and Y Shares) by John Chiodi Senior Portfolio Manager
Standard & Poor’s has assigned an “AAA” rating to the HSBC Investor U.S. Treasury Money Market Fund.[1]

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes.

Money market yields remained low during the six-month period ended April 30, 2011. The federal funds rate (a key short-term interest rate) remained within a range of 0.00% to 0.25% throughout the period.

The federal government employed a stimulus program in hopes of reviving a relatively weak economy. That stimulus program reduced issuance of Treasury securities, pushing yields lower. Meanwhile, lawmakers debated whether to raise the national debt ceiling, causing some money market investors to believe Treasury issuance might not return for several months.

In that environment, the Fund largely avoided Treasury bills in favor of Treasury coupons, which offered more attractive yields. We positioned the Fund with a relatively longer weighted average maturity. That strategy allowed the Fund to capture greater yield, mitigating the impact of weak supply in the Treasury market.*

* Portfolio composition is subject to change.

Fund Performance			Average Annual Total Return (%)			Yield (%)[2]	Expense Ratio (%)[3]

As of April 30, 2011	Inception Date	Six Months*	1 Year	5 Year	Since Inception	7-Day Average	Gross	Net

Class A	5/24/01	0.01	0.01	1.53	1.41	0.01	0.67	0.67

Class B4	8/12/04	-3.99	-3.99	1.24	1.32	0.01	1.27	1.27

Class C5	12/24/03	—	—	—	0.04	—	1.27	1.27

Class D	5/14/01	0.01	0.01	1.61	1.53	0.01	0.52	0.52

Class I6	12/30/03	0.01	0.01	1.81	2.08	0.01	0.17	0.17

Class Y	5/11/01	0.01	0.01	1.74	1.72	0.01	0.27	0.27

Lipper U.S. Treasury Money Market Funds Average[7]	—	0.01	0.01	1.60	1.54[8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

During the year ended October 31, 2007, the Portfolio received a one-time reimbursement from the Adviser related to past marketing arrangements. During the year ended October 31, 2010, the Portfolio received a one-time payment in respect of class action settlements which had the result of increasing its total returns. As a result, the Fund’s total returns for the years ended October 31, 2007 and 2010 were higher than they would have been had the Portfolio not received the payments.

*	Aggregate total return.

[1]

The “AAA” money market fund rating is historical and reflects the superior quality of the Fund’s investments, sound liquidity management, and strong operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Standard & Poor’s rating represent an opinion only, not a recommendation to buy or sell.

[2]

The seven-day yield quotation typically more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects a reduction in the Fund’s fees. Without the reduction of those fees, the yield would have been -0.57%, -1.17%, -0.42%, -0.07% and -0.17% for Class A, Class B, Class D, Class I and Class Y, respectively.

[3]	Reflects the expense ratio as reported in the prospectus dated March 1, 2011.

[4]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[5]

Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the Class had operations, which was 26 and 351 days during the years ended October 31, 2008 and 2010 and entire six months ended April 30, 2011, respectively. The Class was operational during the entire years ended October 31, 2005, 2006, 2007, and 2009.

[6]

Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the Class had operations, which was 13 and 280 days during the years ended October 31, 2004 and 2005, respectively. The Class was operational during the entire years ended October 31, 2006, 2007, 2008, 2009 and 2010.

[7]	For additional information, please refer to the Glossary of Terms.

[8]	Return for the period April 30, 2001 to April 30, 2011.

12	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

Portfolio Composition*
April 30, 2011 (Unaudited)

HSBC Investor New York Tax-Free Money Market Fund

Investments at Value	Percentage of Investment Allocation

Variable Rate Demand Notes	90.1%

Municipal Bonds	9.9%

Investment Companies	— %^

Total	100.0%

HSBC Investor Prime Money Market Fund

Investment Allocation	Percentage of Investments at Value

Commercial Paper And Notes	36.6%

Certificates of Deposit	29.1%

Time Deposits	10.3%

Corporate Obligations	9.2%

Variable Rate Demand Notes	6.7%

U.S. Treasury Obligations	4.4%

Repurchase Agreements	2.7%

Municipal Bonds	1.0%

Total	100.0%

HSBC Investor Tax-Free Money Market Fund

Investment Allocation	Percentage of Investments at Value

Variable Rate Demand Notes	85.2%

Municipal Bonds	13.7%

Commercial Paper And Notes	1.1%

Investment Company	— %^

Total	100.0%

HSBC Investor U.S. Government Money Market Fund

Investment Allocation	Percentage of Investments at Value

Repurchase Agreements	49.8%

U.S. Government and Government Agency Obligations	35.9%

U.S. Treasury Obligations	14.3%

Total	100.0%

HSBC Investor U.S. Treasury Money Market Fund

Investment Allocation	Percentage of Investments at Value

U.S. Treasury Obligations	100.0%

Total	100.0%

*	Portfolio composition is subject to change.

^	Represents less than 0.05%.

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	13

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited)

Variable Rate Demand Notes—85.5%

	Principal Amount($)	Amortized Cost($)

New York – 84.6%
Albany IDA Civic Facility Revenue, Series A, 0.28%, 5/7/11, (LOC TD Bank N.A.) (a)	5,975,000	5,975,000
Albany IDA Civic Facility Revenue, Series A, 0.28%, 5/7/11, (LOC TD Banknorth N.A.) (a)	4,100,000	4,100,000
Albany IDA Housing Revenue Department of Public Work, 0.27%, 5/7/11, AMT, (Credit Support FNMA) (a)	1,000,000	1,000,000
Buffalo Municipal Water Finance Authority Water Systems Revenue, 0.24%, 5/7/11, (LOC JPMorgan Chase Bank) (a)	5,000,000	5,000,000
Dutchess County IDA Civic Facility Revenue, Series A, 0.22%, 5/7/11, (LOC TD Bank N.A.) (a)	4,900,000	4,900,000
Long Island Power Authority Electrical Systems Revenue, Series 2, Sub-series 2-B, 0.25%, 5/1/11, (LOC Bayerische Landesbank) (a)	2,200,000	2,200,000
Long Island Power Authority Electrical Systems Revenue, Sub-series 1-B, 0.23%, 5/1/11, (LOC State Street Bank & Trust Co.) (a)	11,900,000	11,900,000
Metropolitan Transportation Authority Revenue, Sub-series B-1, 0.25%, 5/7/11, (LOC Scotiabank) (a)	6,900,000	6,900,000
Metropolitan Transportation Authority Revenue, Sub-series B-2, 0.25%, 5/7/11, (LOC BNP Paribas) (a)	6,365,000	6,365,000
Metropolitan Transportation Authority Revenue, Sub-series B-3, 0.25%, 5/7/11, (LOC Lloyds TSB Bank plc) (a)	2,900,000	2,900,000
Monroe County IDA Civic Facility Revenue, 0.26%, 5/7/11, (LOC JPMorgan Chase Bank) (a)	4,870,000	4,870,000
Monroe County IDA Civic Facility Revenue, 0.26%, 5/7/11, (LOC JPMorgan Chase Bank) (a)	3,800,000	3,800,000
Monroe County IDA Civic Facility Revenue, 0.27%, 5/7/11, (LOC JPMorgan Chase Bank) (a)	1,000,000	1,000,000
Monroe County IDA Civic Facility Revenue, 0.27%, 5/7/11, (LOC JPMorgan Chase Bank) (a)	1,700,000	1,700,000
Monroe County IDA Civic Facility Revenue, 0.27%, 5/7/11, (LOC JPMorgan Chase Bank) (a)	2,200,000	2,200,000
Nassau County IDA Civic Facility Revenue, 0.85%, 5/7/11, AMT, (LOC Fleet Bank N.A.) (a)(b)	1,495,000	1,495,000
New York City Capital Resources Corp. Revenue, Series B1, 0.29%, 5/7/11, (LOC Bank of America N.A.) (a)	2,000,000	2,000,000
New York City GO, 0.29%, 5/7/11, (LOC Royal Bank of Scotland) (a)	4,000,000	4,000,000
New York City GO, 0.24%, 5/7/11, (LOC Bank of New York) (a)	5,000,000	5,000,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
New York City GO, Series I, Sub-series I-6, 0.26%, 5/1/11, (LOC California State Teacher’s Retirement System) (a)	3,300,000	3,300,000
New York City GO, Sub-series C-4, 0.27%, 5/7/11, (LOC Bank of Tokyo-Mitsubishi UFJ Ltd.) (a)	5,000,000	5,000,000
New York City GO, Sub-series D-4, 0.23%, 5/7/11, (SPA Calyon Bank) (a)	5,000,000	5,000,000
New York City GO, Sub-series F-4-A, 0.26%, 5/7/11, (LOC Sumitomo Mitsui Banking Corp.) (a)	5,000,000	5,000,000
New York City GO, Sub-series G-4, 0.18%, 5/7/11, (LIQ FAC Barclays Bank plc) (a)	2,000,000	2,000,000
New York City GO, Sub-series H-4, 0.21%, 5/1/11, (LOC Bank of New York) (a)	5,635,000	5,635,000
New York City GO, Sub-series L-4, 0.19%, 5/1/11, (LOC U.S. Bank N.A.) (a)	13,600,000	13,600,000
New York City Health & Hospital Corp. Revenue, Series B, 0.23%, 5/7/11, (Credit Support GO of Corp., LOC TD Bank N.A.) (a)	5,000,000	5,000,000
New York City Health & Hospital Corp. Revenue, Series C, 0.23%, 5/7/11, (Credit Support GO of Corp., LOC TD Bank N.A.) (a)	2,000,000	2,000,000
New York City Health & Hospital Corp. Revenue, Series D, 0.25%, 5/7/11, (Credit Support GO of Corp., LOC JPMorgan Chase & Co.) (a)	5,000,000	5,000,000
New York City Housing Development Corp. Multi-family Housing Revenue, Series A, 0.22%, 5/7/11, (Credit Support FNMA, LIQ FAC FNMA) (a)	1,500,000	1,500,000
New York City Housing Development Corp. Multi-family Housing Revenue, Series A, 0.22%, 5/7/11, (Credit Support FHLMC) (a)	1,135,000	1,135,000
New York City Housing Development Corp. Multi-family Housing Revenue, Series A, 0.22%, 5/7/11, (Credit Support FNMA, LIQ FAC FNMA) (a)	1,600,000	1,600,000
New York City Housing Development Corp. Multi-family Housing Revenue, Series A, 0.28%, 5/7/11, AMT, (Credit Support FNMA, LIQ FAC FNMA) (a)	1,000,000	1,000,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, 0.23%, 5/7/11, (Credit Support FNMA) (a)	3,000,000	3,000,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, 0.23%, 5/7/11, (Credit Support FHLMC, LIQ FAC FHLMC) (a)	4,000,000	4,000,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.23%, 5/7/11, AMT, (Credit Support FNMA, LIQ FAC FNMA) (a)	3,000,000	3,000,000

14	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited) (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.23%, 5/7/11, (Credit Support FNMA, LIQ FAC FNMA) (a)	4,000,000	4,000,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.24%, 5/7/11, (LOC Citibank N.A.) (a)	3,000,000	3,000,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.28%, 5/7/11, AMT, (LOC Citibank N.A.) (a)	4,900,000	4,900,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.28%, 5/7/11, AMT, (LOC Citibank N.A.) (a)	1,000,000	1,000,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.28%, 5/7/11, AMT, (LOC Citibank N.A.) (a)	1,500,000	1,500,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.28%, 5/7/11, AMT, (LOC Citibank N.A.) (a)	500,000	500,000
New York City Housing Development Corp. Multi-family Rental Housing Revenue, Series A, 0.22%, 5/7/11, (Credit Support FNMA, LIQ FAC FNMA) (a)	6,100,000	6,100,000
New York City IDA Civic Facility Revenue, 0.29%, 5/7/11, (LOC JPMorgan Chase Bank) (a)	4,275,000	4,275,000
New York City IDA Special Facility Revenue, Series B, 0.25%, 5/7/11, (LOC Bank of America N.A.) (a)	8,000,000	8,000,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Series AA-1, 0.25%, 5/1/11 (a)	7,490,000	7,490,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Series CC, 0.18%, 5/7/11, (SPA Barclays Bank plc) (a)	7,000,000	7,000,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Series DD-1, 0.22%, 5/1/11, (SPA TD Bank N.A.) (a)	12,000,000	12,000,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Series DD-3A, 0.21%, 5/1/11, (SPA U.S. Bank N.A.) (a)	5,900,000	5,900,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Series DD-3B, 0.26%, 5/1/11, (SPA California State Teacher’s Retirement System) (a)	5,000,000	5,000,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Sub-series B-2, 0.21%, 5/7/11, (SPA Lloyds TSB Bank plc) (a)	7,340,000	7,340,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Sub-series B-4, 0.21%, 5/7/11, (SPA BNP Paribas) (a)	2,000,000	2,000,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
New York City Transitional Finance Authority Revenue, Series 3, Sub-series 3-F, 0.23%, 5/1/11, (SPA Royal Bank of Canada) (a)	4,270,000	4,270,000
New York City Transitional Finance Authority Revenue, Series 3, Sub-series 3-G, 0.23%, 5/7/11, (SPA Bank of New York) (a)	8,000,000	8,000,000
New York City Transitional Finance Authority Revenue, Series 3, Sub-series 3-H, 0.20%, 5/1/11, (SPA Royal Bank of Canada) (a)	5,000,000	5,000,000
New York City Transitional Finance Authority Revenue, Series A2, 0.22%, 5/7/11, (SPA Bank of Nova Scotia) (a)	6,100,000	6,100,000
New York City Transitional Finance Authority Revenue, Sub-series 2-D, 0.23%, 5/7/11, (LIQ FAC Lloyds TSB Bank plc) (a)	8,000,000	8,000,000
New York City Transitional Finance Authority Revenue, Sub-series 2-F, 0.27%, 5/1/11, (LIQ FAC Bayerische Landesbank) (a)	5,000,000	5,000,000
New York City Trust for Cultural Resources Revenue, 0.23%, 5/7/11, (LOC Wells Fargo Bank N.A.) (a)	8,800,000	8,800,000
New York City Trust for Cultural Resources Revenue, 0.25%, 5/7/11, (LOC JPMorgan Chase Bank) (a)	4,800,000	4,800,000
New York City Trust for Cultural Resources Revenue, Series A1, 0.25%, 5/1/11, (LOC Bank of America N.A.) (a)	5,000,000	5,000,000
New York City Trust for Cultural Resources Revenue, Series B-1, 0.23%, 5/7/11, (LOC U.S. Bank N.A.) (a)	9,950,000	9,950,000
New York State Dormitory Authority Revenue, Series D, 0.28%, 5/7/11, (Credit Support XLCA, LOC TD Bank N.A.) (a)	4,675,000	4,675,000
New York State Dormitory Authority Revenue, Non State Supported Debt, 0.27%, 5/7/11, (LOC TD Bank N.A.) (a)	4,500,000	4,500,000
New York State Dormitory Authority Revenue, Non State Supported Debt, 0.28%, 5/7/11, (Credit Support XLCA, LOC TD Banknorth N.A.) (a)	1,900,000	1,900,000
New York State Dormitory Authority Revenue, Non State Supported Debt, 0.28%, 5/7/11, (LOC TD Banknorth N.A.) (a)	3,800,000	3,800,000
New York State Dormitory Authority Revenue, Non State Supported Debt, Series A, 0.22%, 5/7/11, (Credit Support FNMA, LIQ FAC FNMA) (a)	7,400,000	7,400,000
New York State Dormitory Authority Revenue, Non State Supported Debt, Series B, 0.28%, 5/7/11, (LOC Bayerische Landesbank) (a)	5,000,000	5,000,000
New York State Dormitory Authority Revenue, Non State Supported Debt, Series B-1, 0.29%, 5/7/11, (LOC Bank of America N.A.) (a)	5,000,000	5,000,000

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	15

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited) (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
New York State Energy Research & Development Authority Facilities Revenue, 0.27%, 5/7/11, AMT, (LOC Mizuho Corporate Bank) (a)	1,000,000	1,000,000
New York State Energy Research & Development Authority Facilities Revenue, 0.28%, 5/7/11, AMT, (LOC Mizuho Corporate Bank) (a)	5,000,000	5,000,000
New York State Energy Research & Development Authority Facilities Revenue, Series C2, 0.30%, 5/7/11, AMT, (LOC Mizuho Corporate Bank) (a)	5,000,000	5,000,000
New York State Energy Research & Development Authority Facilities Revenue, Sub-series A-3, 0.27%, 5/7/11, (LOC Wells Fargo Bank N.A.) (a)	10,000,000	10,000,000
New York State Housing Finance Agency Revenue, 0.23%, 5/7/11, (Credit Support FNMA) (a)	5,000,000	5,000,000
New York State Housing Finance Agency Revenue, 0.30%, 5/7/11, AMT, (Credit Support FNMA) (a)	2,000,000	2,000,000
New York State Housing Finance Agency Revenue, 0.27%, 5/7/11, (LOC Landesbank Hessen-Thuringen) (a)	800,000	800,000
New York State Housing Finance Agency Revenue, 0.28%, 5/7/11, AMT, (Credit Support FNMA, LOC FNMA) (a)	5,000,000	5,000,000
New York State Housing Finance Agency Revenue, Series A, 0.22%, 5/7/11, (Credit Support FHLMC) (a)	5,000,000	5,000,000
New York State Housing Finance Agency Revenue, Series A, 0.23%, 5/7/11, (Credit Support FNMA) (a)	1,400,000	1,400,000
New York State Housing Finance Agency Revenue, Series A, 0.23%, 5/7/11, (Credit Support FHLMC, LIQ FAC FHLMC) (a)	2,500,000	2,500,000
New York State Housing Finance Agency Revenue, Series A, 0.25%, 5/7/11, AMT, (Credit Support FNMA) (a)	1,600,000	1,600,000
New York State Housing Finance Agency Revenue, Series A, 0.26%, 5/7/11, (LOC Bank of New York) (a)	10,000,000	10,000,000
New York State Housing Finance Agency Revenue, Series A, 0.27%, 5/7/11, AMT, (Credit Support FHLMC, LIQ FAC FHLMC) (a)	2,050,000	2,050,000
New York State Housing Finance Agency Revenue, Series A, 0.27%, 5/7/11, (LOC Wells Fargo Bank N.A.) (a)	9,200,000	9,200,000
New York State Housing Finance Agency Revenue, Series A, 0.41%, 5/7/11, AMT, (LOC Citibank N.A.) (a)	5,000,000	5,000,000
New York State Local Government Assistance Corp. Revenue, Series C, 0.25%, 5/7/11, (LOC Landesbank Hessen-Thuringen) (a)	14,089,000	14,089,000
Poughkeepsie IDA Senior Living Facility Revenue, 0.34%, 5/7/11, AMT, (LOC JPMorgan Chase & Co.) (a)	7,900,000	7,900,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
Ramapo Housing Authority Revenue, Series A, 0.26%, 5/7/11, AMT, (Credit Support FNMA, LIQ FAC FNMA) (a)	6,990,000	6,990,000
Rockland County IDA Civic Facility Revenue, 0.23%, 5/7/11, (LOC Wells Fargo Bank N.A.) (a)	7,000,000	7,000,000
Rockland County IDA Revenue, 0.20%, 5/7/11, (LOC TD Banknorth N.A.) (a)(b)	3,075,000	3,075,000
Suffolk County IDA Civic Facility Revenue, 0.23%, 5/7/11, (LOC Bank of America N.A.) (a)	5,680,000	5,680,000
Suffolk County IDA Civic Facility Revenue, 0.65%, 5/7/11, AMT, (LOC JPMorgan Chase Bank) (a)	2,140,000	2,140,000
Suffolk County Water Authority Revenue, 0.20%, 5/7/11, (SPA Bank of Nova Scotia) (a)	4,900,000	4,900,000
Syracuse New York IDA Civic Facility Revenue, Series A, 0.23%, 5/7/11, (LOC JPMorgan Chase Bank) (a)	1,000,000	1,000,000
Triborough Bridge & Tunnel Authority Revenue, Series B, 0.22%, 5/7/11, (LOC State Street Bank & Trust Co.) (a)	9,800,000	9,800,000
Ulster County IDA Civic Facility Revenue Series A, 0.54%, 5/7/11, AMT, (LOC TD Banknorth N.A.) (a)	940,000	940,000
Westchester County IDA Civic Facility Revenue, 0.22%, 5/7/11, (LOC Commerce Bank N.A.) (a)	2,150,000	2,150,000

		457,489,000

Puerto Rico – 0.9%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Sub-series A, 5.00%, 8/1/11, prerefunded 8/1/11 @ 100 (a)	5,000,000	5,059,573

TOTAL VARIABLE RATE DEMAND NOTES (COST $462,548,573)		462,548,573

Municipal Bonds—9.4%

New York – 7.5%
Long Island Power Authority Electrical Systems Revenue, Series A, 5.25%, 9/1/28, (Credit Support AGM), prerefunded 9/1/11 @ 100	10,000,000	10,165,096
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Series B, 7.50%, 6/15/11, ETM, (Credit Support FGIC)	3,490,000	3,521,096
New York City Transitional Finance Authority Revenue, Series B, 5.25%, 5/1/13, prerefunded 11/1/11 @ 101	1,300,000	1,345,303
New York City Transitional Finance Authority Revenue, Series A, 5.25%, 5/1/31, prerefunded 5/1/11 @ 100	2,200,000	2,200,000
New York State Dormitory Authority Lease Revenue, Series 1, 5.50%, 1/15/14, (Credit Support AGM), prerefunded 7/15/11 @ 100	1,735,000	1,753,781

16	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited) (continued)

Municipal Bonds, continued

	Shares or Principal Amount($)	Amortized Cost($)

New York, continued
New York State Dormitory Authority Lease Revenue, 5.10%, 7/1/31, (Credit Support FGIC), prerefunded 7/1/11 @ 100	10,000,000	10,080,390
New York State Dormitory Authority Revenue, Series A, 5.25%, 7/1/13, prerefunded 7/1/11 @ 101	1,545,000	1,573,298
New York State Dormitory Authority Revenue, Series A, 5.25%, 7/1/31, prerefunded 7/1/11 @ 100	5,375,000	5,420,203
New York State Environmental Facilities Corp. Revenue, 5.75%, 6/15/11, ETM, (Credit Support POL CTL-SRF)	2,950,000	2,970,111
Triborough Bridge & Tunnel Authority Revenue, Series SR, 5.50%, 1/1/12, ETM, (Credit Support GO of Authority)	1,565,000	1,618,388

		40,647,666

Puerto Rico – 1.9%
Puerto Rico Commonwealth GO, Series A, 5.13%, 7/1/31, prerefunded 7/1/11 @ 100	10,000,000	10,082,169

TOTAL MUNICIPAL BONDS (COST $50,729,835)		50,729,835

Investment Companies—0.0%

BlackRock Liquidity New York Money Fund, Portfolio Institutional Shares, 0.13% (c)	777	777
JPMorgan New York Municipal Money Market Fund, 0.00% (c)	100,000	100,000

TOTAL INVESTMENT COMPANIES (COST $100,777)		100,777

TOTAL INVESTMENT SECURITIES (COST $513,379,185) — 94.9%		513,379,185

Percentages indicated are based on net assets of $540,879,790.

(a)

Variable rate security. The rate presented represents the rate in effect at April 30, 2011. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

(b)

Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)	The rate represents the annualized one-day yield that was in effect on April 30, 2011.

AGM	— Assured Guaranty Municipal Corporation
AMT	— Interest on security is subject to federal alternative minimum tax
ETM	— Escrowed to Maturity
FGIC	— Financial Guaranty Insurance Company
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GO	— General Obligation
IDA	— Industrial Development Agency
LIQ FAC	— Liquidity Facility
LOC	— Letter of Credit
plc	— Public Limited Company
POL CTL-SRF	— State Water Pollution Control Revolving Fund
SPA	— Standby Purchase Agreement
XLCA	— XL Capital Assurance

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	17

HSBC INVESTOR PRIME MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited)

Certificates of Deposit—28.9%

	Principal Amount($)	Amortized Cost($)

Banking – 28.9%
Bank of Montreal Chicago, 0.18%, 5/9/11	75,000,000	75,000,000
Bank of Nova Scotia Houston, 0.26%, 5/11/11 (a)	67,000,000	67,000,000
Bank of Nova Scotia Houston, 0.34%, 7/7/11	70,000,000	70,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y., 0.41%, 5/24/11 (a)	65,000,000	65,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y., 0.30%, 5/25/11	75,000,000	75,000,000
BNP Paribas, N.Y., 0.55%, 5/14/11 (a)	45,000,000	45,000,000
BNP Paribas, N.Y., 0.76%, 6/20/11 (a)	100,000,000	100,000,000
Canadian Imperial Bank of Commerce, N.Y., 0.33%, 5/3/11 (a)	43,000,000	43,004,400
Commonwealth Bank of Australia, N.Y., 0.35%, 6/22/11 (a)(b)	30,000,000	30,004,327
Credit Agricole CIB, N.Y., 0.56%, 5/28/11 (a)	65,000,000	65,000,000
Deutsche Bank, N.Y., 0.31%, 5/24/11 (a)	70,000,000	70,000,000
Deutsche Bank, N.Y., 0.41%, 5/31/11 (a)	50,000,000	50,000,000
DnB NOR Bank ASA, N.Y., 0.33%, 8/24/11	65,000,000	65,000,000
Intesa Sanpaolo, N.Y., 0.82%, 5/7/11 (a)	100,000,000	100,000,000
Landesbank Hessen-Thuringen, 0.20%, 5/31/11	46,000,000	46,000,000
Lloyds TSB Bank plc, N.Y., 0.40%, 8/1/11 (a)	7,000,000	6,999,513
Mizuho Corporate Bank, N.Y., 0.29%, 5/9/11	50,000,000	50,000,000
Mizuho Corporate Bank, N.Y., 0.29%, 5/11/11	95,000,000	95,000,000
National Australia Bank Ltd., 0.24%, 6/1/11	60,000,000	60,000,000
National Australia Bank Ltd., 0.20%, 7/27/11	100,000,000	100,000,000
National Bank of Canada, N.Y., 0.28%, 10/17/11	75,000,000	75,000,000
Natixis, N.Y., 0.28%, 5/7/11 (a)	100,000,000	100,000,000
Natixis, N.Y., 0.33%, 5/28/11 (a)	60,000,000	60,000,000
Nordea Bank Finland plc, N.Y., 0.13%, 5/13/11	95,000,000	95,000,000
Norinchukin Bank, N.Y., 0.18%, 5/3/11	145,000,000	145,000,000
Norinchukin Bank, N.Y., 0.33%, 6/6/11	130,000,000	130,000,000
Rabobank Nederland NV, N.Y., 0.30%, 5/14/11 (a)	70,000,000	70,000,000
Royal Bank of Canada, N.Y., 0.22%, 5/13/11 (a)	70,000,000	70,000,000
Royal Bank of Scotland plc, 0.33%, 6/13/11	135,000,000	135,000,000
Societe Generale, N.Y., 0.57%, 5/28/11 (a)	40,000,000	40,000,000
Sumitomo Mitsui Bank, N.Y., 0.35%, 7/18/11	70,000,000	70,000,000
Toronto Dominion Bank, N.Y., 0.24%, 6/16/11	70,000,000	70,000,000

		2,338,008,240

TOTAL CERTIFICATES OF DEPOSIT (COST $2,338,008,240)		2,338,008,240

Commercial Paper and Notes—36.4%

	Principal Amount($)	Amortized Cost($)

Banking – 18.6%
ANZ National International Ltd., 0.29%, 10/12/11 (b)(c)	46,000,000	45,939,229
ANZ National International Ltd., 0.29%, 10/17/11 (b)(c)	40,000,000	39,945,545
Bank of America Corp., 0.28%, 6/3/11 (c)	75,000,000	74,980,750
Banque et Caisse d’Epargne de, 0.36%, 8/25/11 (c)	65,000,000	64,925,647
Canadian Imperial Holdings, Inc., 0.14%, 5/12/11 (c)	75,000,000	74,996,791
Canadian Imperial Holdings, Inc., 0.29%, 9/28/11 (c)	33,000,000	32,960,125
Commerzbank U.S. Finance, Inc., 0.32%, 7/5/11 (c)	60,000,000	59,965,875
Commonwealth Bank of Australia, N.Y., 0.26%, 6/22/11 (b)(c)	70,000,000	69,973,712
Commonwealth Bank of Australia, N.Y., 0.29%, 7/5/11 (a)(b)	25,000,000	25,000,000
Commonwealth Bank of Australia, N.Y., 0.20%, 7/12/11 (b)(c)	43,000,000	42,982,809
Danske Corp., Series A, 0.29%, 6/6/11 (b)(c)	30,000,000	29,991,306
Danske Corp., Series A, 0.23%, 7/29/11 (b)(c)	75,000,000	74,957,355
DnB NOR Bank ASA, N.Y., 0.33%, 5/18/11 (b)(c)	25,000,000	24,996,104
European Investment Bank, 0.25%, 6/24/11 (c)	125,000,000	124,953,126
Groupe BPCE, 0.40%, 5/9/11 (b)(c)	75,000,000	74,993,333
Lloyds TSB Bank plc, N.Y., 0.28%, 6/1/11 (c)	50,000,000	49,987,945
Lloyds TSB Bank plc, N.Y., 0.27%, 6/28/11 (c)	85,000,000	84,963,025
NRW Bank, 0.20%, 7/13/11 (b)(c)	65,000,000	64,973,639
NRW Bank, 0.33%, 8/22/11 (b)(c)	60,000,000	59,937,850
Royal Bank of Canada, N.Y., 0.28%, 9/7/11 (c)	70,000,000	69,929,767
Societe Generale N.A., 0.40%, 5/18/11 (c)	40,000,000	39,992,444
Sumitomo Mitsui Banking Corp., 0.25%, 5/10/11 (b)(c)	75,000,000	74,995,312
UBS Finance Delaware LLC, 0.27%, 5/24/11 (c)	60,000,000	59,989,650
UBS Finance Delaware LLC, 0.28%, 5/26/11 (c)	30,200,000	30,194,128
Westpac Banking Corp., 0.22%, 8/29/11 (b)(c)	45,000,000	44,967,275
Westpac Banking Corp., 0.34%, 10/17/11 (b)(c)	21,750,000	21,715,285
Westpac Banking Corp., 0.29%, 10/21/11 (b)(c)	45,000,000	44,937,288

		1,508,145,315

Diversified – 1.2%
Total Capital Canada Ltd., 0.29%, 6/22/11 (b)(c)	20,000,000	19,991,622
Total Capital Canada Ltd., 0.40%, 12/15/11 (b)(c)	50,000,000	49,873,334
Total Capital Canada Ltd., 0.37%, 12/16/11 (b)(c)	25,000,000	24,941,160

		94,806,116

18	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR PRIME MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited) (continued)

Commercial Paper and Notes, continued

	Principal Amount($)	Amortized Cost($)

Finance – 16.6%
Barclays US Funding LLC, 0.25%, 6/17/11 (c)	75,000,000	74,975,521
Caisse d’Amortissement de la Dette Sociale, 0.45%, 5/2/11 (b)(c)	70,000,000	69,999,125
Caisse d’Amortissement de la Dette Sociale, 0.23%, 5/23/11 (b)(c)	45,000,000	44,993,675
Caisse d’Amortissement de la Dette Sociale, 0.28%, 6/23/11 (c)	70,000,000	69,971,145
Caisse d’Amortissement de la Dette Sociale, 0.34%, 9/23/11 (b)(c)	70,000,000	69,904,139
Caisse des Depots et Consignations, 0.45%, 12/2/11 (c)	60,000,000	59,839,303
Chariot Funding LLC, 0.19%, 7/12/11, (LOC JPMorgan Chase Bank) (b)(c)	50,000,000	49,981,000
Ciesco LLC, 0.26%, 6/15/11 (b)(c)	50,000,000	49,983,750
CRC Funding LLC, 0.26%, 6/15/11 (b)(c)	75,000,000	74,975,625
Credit Agricole N.A., Inc., 0.33%, 6/9/11 (c)	70,000,000	69,974,975
Credit Agricole N.A., Inc., 0.44%, 10/5/11 (c)	60,000,000	59,884,867
Exxon Mobil Corp., 0.12%, 5/9/11 (c)	100,000,000	99,997,333
Gemini Securitization Corp. LLC, 0.25%, 7/7/11 (b)(c)	25,000,000	24,988,368
ING Funding LLC, 0.28%, 5/19/11 (c)	30,000,000	29,995,800
ING Funding LLC, 0.26%, 6/16/11 (c)	70,000,000	69,976,745
Nieuw Amsterdam Receivables Corp., 0.27%, 5/11/11 (b)(c)	20,000,000	19,998,500
Nordea N.A., Inc., 0.38%, 6/1/11 (c)	70,000,000	69,977,094
Old Line Funding LLC, 0.20%, 7/20/11 (b)(c)	100,000,000	99,955,556
Royal Park Investment Funding Corp., 0.45%, 6/1/11 (b)(c)	38,000,000	37,985,275
Sanofi-Aventis, 0.37%, 10/19/11 (b)(c)	8,000,000	7,985,940
Thames Asset Global Securitization No.1, Inc., 0.29%, 6/1/11 (b)(c)	135,000,000	134,966,288
Westpac Securities NZ Ltd., 0.29%, 5/31/11 (b)(c)	50,000,000	49,987,916

		1,340,297,940

TOTAL COMMERCIAL PAPER AND NOTES (COST $2,943,249,371)		2,943,249,371

Corporate Obligations—9.2%

Banking – 8.3%
Barclays Bank plc, 1.29%, 5/7/11, MTN (a)	58,000,000	58,345,852
Commonwealth Bank of Australia, 0.61%, 5/4/11, MTN (a)(b)	25,000,000	25,036,376
JPMorgan Chase Bank N.A., 0.25%, 5/21/11 (a)	78,000,000	78,000,000
JPMorgan Chase Bank N.A., 0.30%, 7/21/11 (d)	70,000,000	70,000,000
Lloyds TSB Bank plc, 0.51%, 6/17/11 (a)(b)	30,000,000	30,008,056
National Australia Bank Ltd., 0.56%, 6/16/11, MTN (a)(b)	74,000,000	74,105,706
Royal Bank of Canada, 5.65%, 7/20/11	80,000,000	80,956,100
Royal Bank of Scotland plc, 3.00%, 12/9/11 (b)	25,000,000	25,395,515

Corporate Obligations, continued

	Principal Amount($)	Amortized Cost($)

Banking, continued
Wells Fargo & Co., 1.16%, 6/9/11 (a)	141,000,000	141,789,318
Westpac Banking Corp., 0.32%, 5/4/11 (a)(b)	35,000,000	35,000,000
Westpac Banking Corp., 0.30%, 5/13/11 (a)(b)	50,000,000	50,000,000

		668,636,923

Finance – 0.9%
General Electric Capital Corp., 0.41%, 7/11/11, MTN (a)	72,072,000	72,150,330

TOTAL CORPORATE OBLIGATIONS (COST $740,787,253)		740,787,253

Variable Rate Demand Notes—6.6%

Colorado – 0.9%
Denver Colorado City & County Airport Revenue, Series B, 0.31%, 5/7/11, AMT, (LOC Wells Fargo Bank N.A.) (a)	75,700,000	75,700,000

Connecticut – 0.2%
Connecticut State Health & Educational Facilities Authority Revenue, Series L-2, 0.24%, 5/7/11, (LOC Bank of America N.A.) (a)	17,030,000	17,030,000

Florida – 1.1%
Florida Keys Aqueduct Authority Water Revenue, 0.23%, 5/7/11, (LOC TD Bank N.A.) (a)	11,700,000	11,700,000
North Broward Florida Hospital District Revenue, Series A, 0.22%, 5/7/11, (LOC TD Bank N.A.) (a)	22,600,000	22,600,000
Orlando & Orange County Expressway Authority Revenue, Sub-series B-4, 0.26%, 5/7/11, (LOC Wells Fargo Bank N.A.) (a)	49,720,000	49,720,000

		84,020,000

Idaho – 0.2%
Power County Industrial Development Corp. Exempt Facilities Revenue, 0.35%, 5/7/11, AMT, (LOC Wells Fargo Bank N.A.) (a)	16,000,000	16,000,000

Illinois – 0.7%
Illinois Development Finance Authority Revenue, 0.24%, 5/7/11, (LOC Northern Trust Co.) (a)	15,500,000	15,500,000
Illinois Development Finance Authority Solid Waste Disposal Revenue, 0.29%, 5/7/11, AMT, (LOC Wells Fargo Bank N.A.) (a)	24,900,000	24,900,000
Illinois Finance Authority Revenue, Series A, 0.24%, 5/7/11, (LOC Northern Trust Co.) (a)	19,000,000	19,000,000

		59,400,000

Maine – 0.3%
Old Town Solid Waste Disposal Revenue, 0.34%, 5/7/11, AMT, (LOC Bank of America N.A.) (a)	22,260,000	22,260,000

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	19

HSBC INVESTOR PRIME MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited) (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New York – 1.0%
New York State Dormitory Authority Revenue, Non State Supported Debt, Series B, 0.23%, 5/7/11, (LOC TD Bank N.A.) (a)	19,000,000	19,000,000
New York State Dormitory Authority Revenue, Non State Supported Debt, Series D, 0.24%, 5/7/11, (LOC Bank of America N.A.) (a)	10,000,000	10,000,000
New York State Dormitory Authority Revenue, Non State Supported Debt, Series B-1, 0.25%, 5/7/11, (LOC Bank of America N.A.) (a)	16,195,000	16,195,000
New York State Housing Finance Agency Revenue, Series A, 0.27%, 5/7/11, AMT, (LOC Wachovia Bank N.A.) (a)	25,000,000	25,000,000
Syracuse IDA Civic Facility Revenue, Series A, 0.28%, 5/7/11, (LOC Bank of America N.A.) (a)	9,345,000	9,345,000

		79,540,000

Ohio – 0.2%
Ohio State Air Quality Development Authority Revenue, Series D, 0.28%, 5/7/11, (LOC Bank of Tokyo-Mitsubishi UFJ Ltd.) (a)	17,050,000	17,050,000

Oregon – 0.4%
Clackamas County Oregon Hospital Facility Authority Revenue, Series B, 0.24%, 5/7/11, (LOC U.S. Bank N.A.) (a)	9,550,000	9,550,000
Port of Portland Oregon Airport Revenue, Series 18A, 0.25%, 5/7/11, AMT, (LOC Lloyds TSB Bank plc) (a)	21,900,000	21,900,000

		31,450,000

Pennsylvania – 0.5%
Beaver County Pennsylvania Industrial Development Authority Pollution Control Revenue, Series A, 0.23%, 5/7/11, (LOC Bank of Nova Scotia) (a)	40,900,000	40,900,000

South Carolina – 0.2%
South Carolina State Housing Finance & Development Authority Multi-family Rental Housing Improvement Revenue, 0.35%, 5/7/11, AMT, (LOC Wells Fargo Bank N.A.) (a)	17,250,000	17,250,000

Texas – 0.3%
Harris County Texas Industrial Development Corp. Revenue, 0.24%, 5/7/11, (LOC Den Norske Bank) (a)	8,000,000	8,000,000
San Antonio Empowerment Zone Development Corp. Contract Revenue, 0.29%, 5/7/11, AMT, (LOC U.S. Bank N.A.) (a)	18,000,000	18,000,000

		26,000,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency Revenue, Series A, 0.24%, 5/7/11, (LOC TD Banknorth N.A.) (a)	9,230,000	9,230,000

Virginia – 0.1%
Portsmouth Redevelopment & Housing Authority Multi-family Housing Revenue, 0.27%, 5/7/11, (LOC Bank of America N.A., LIQ FAC FHLMC) (a)	7,200,000	7,200,000

Wisconsin – 0.4%
Wisconsin Health & Educational Facilities Authority Revenue, 0.28%, 5/7/11, (LOC Wells Fargo Bank N.A.) (a)	34,130,000	34,130,000

TOTAL VARIABLE RATE DEMAND NOTES (COST $537,160,000)		537,160,000

Municipal Bonds —1.1%

California – 0.4%
California Health Facilities Financing Authority Revenue, Series C, 0.23%, 5/7/11, (LOC U.S. Bank N.A.) (a)	17,800,000	17,800,000
California Statewide Communities Development Authority Multi-family Revenue, Series E, 0.26%, 5/7/11, AMT, (Credit Support FNMA, LIQ FAC FNMA) (a)	10,750,000	10,750,000

		28,550,000

Colorado – 0.1%
Colorado Health Facilities Authority Revenue, 0.23%, 5/7/11, (LOC U.S. Bank N.A.) (a)	11,600,000	11,600,000

Florida – 0.1%
Orange County Florida School Board Certificates of Participation, Series C, 0.26%, 5/7/11, (LOC Bank of America N.A.) (a)	9,000,000	9,000,000

Pennsylvania — 0.2%
Monroe County Hospital Authority Revenue, Series B, 0.27%, 5/7/11, (Credit Support Radian GO of Hospital, LOC PNC Bank N.A.) (a)	12,475,000	12,475,000

Rhode Island – 0.3%
Narragansett Bay Commission Wastewater System Revenue, Series A, 0.24%, 5/7/11, (LOC U.S. Bank N.A.) (a)	23,000,000	23,000,000

TOTAL MUNICIPAL BONDS (COST $84,625,000)		84,625,000

20	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR PRIME MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited) (continued)

U.S. Treasury Obligations—4.3%

	Principal Amount($)	Amortized Cost($)

U.S. Treasury Notes – 4.3%
0.88%, 5/31/11	50,000,000	50,024,715
1.13%, 6/30/11	100,000,000	100,131,196
1.00%, 7/31/11	100,000,000	100,156,338
1.00%, 10/31/11	100,000,000	100,366,289

		350,678,538

TOTAL U.S. TREASURY OBLIGATIONS (COST $350,678,538)		350,678,538

Repurchase Agreements—2.7%

Barclays Capital Group, purchased on 4/29/11, 0.04%, due on 5/2/11 with a maturity value of $150,000,500, collateralized by various U.S. Treasury Obligations, 2.00%-2.63%, 9/28/12-12/28/12, fair value $153,000,001	150,000,000	150,000,000
Goldman Sachs, purchased on 4/29/11, 0.06%, due on 5/2/11 with a maturity value of $70,000,350, collateralized by various U.S. Government and Government Agency Obligations, 1.88%-5.50%, 10/22/12-3/1/39, fair value $71,400,000	70,000,000	70,000,000

TOTAL REPURCHASE AGREEMENTS (COST $220,000,000)		220,000,000

Time Deposits—10.3%

Citi/Citinas Time Deposit, 0.08%, 5/2/11	150,000,000	150,000,000
Credit Agricole Indo Cayman Time Deposit, 0.09%, 5/2/11	150,000,000	150,000,000
Credit Suisse Time Deposit, 0.09%, 5/2/11	250,000,000	250,000,000
Societe Generale Cayman Time Deposit, 0.10%, 5/2/11	280,000,000	280,000,000

TOTAL TIME DEPOSITS (COST $830,000,000)		830,000,000

TOTAL INVESTMENT SECURITIES (COST $8,044,508,402) — 99.5%		8,044,508,402

Percentages indicated are based on net assets of $8,082,837,610.
(a)

Variable rate security. The rate presented represents the rate in effect at April 30, 2011. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

(b)

Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)	Discount note. Rate presented represents the effective yield at time of purchase.
(d)	Step Bond. Income recognition is on the effective yield method for Step Bonds.

AMT	— Interest on security is subject to federal alternative minimum tax
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GO	— General Obligation
IDA	— Industrial Development Agency
LIQ FAC	— Liquidity Facility
LLC	— Limited Liability Company
LOC	— Letter of Credit
MTN	— Medium Term Note
plc	— Public Limited Company

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	21

HSBC INVESTOR TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited)

Variable Rate Demand Notes—84.5%

	Principal Amount($)	Amortized Cost($)

Alabama – 1.9%
Infirmary Health System Special Care Facilities Financing Authority Revenue, Series B, 0.24%, 5/7/11, (LOC Deutsche Bank A.G.) (a)	1,500,000	1,500,000
Mobile Alabama Industrial Development Board Dock & Wharf Revenue, Series A, 0.27%, 5/7/11, (LOC Bayerische Landesbank) (a)	1,000,000	1,000,000

		2,500,000

Alaska – 1.1%
Valdez Alaska Marine Terminal Revenue, Series A, 0.16%, 5/1/11 (a)	1,500,000	1,500,000

Arizona – 3.5%
Apache County Arizona Industrial Development Authority Revenue, Series 83A, 0.24%, 5/7/11, (LOC ABN AMRO Bank N.V.) (a)	600,000	600,000
Arizona State Board of Regents University System Revenue, Series B, 0.22%, 5/7/11, (LOC Lloyds TSB Bank plc) (a)	2,000,000	2,000,000

Maricopa County Industrial Development Authority Multi-family Housing Revenue, Series A, 0.28%, 5/7/11, AMT, (Credit Support FNMA, LIQ FAC FNMA) (a)	2,000,000	2,000,000

		4,600,000

California – 11.7%
ABAG Finance Authority for Nonprofit Corps. Multi-family Revenue, 0.27%, 5/7/11, AMT, (Credit Support FNMA, LIQ FAC FNMA) (a)	2,000,000	2,000,000
Bay Area Toll Authority California Toll Bridge Revenue, Series A, 0.14%, 5/7/11, (LOC Barclays Bank plc) (a)	1,500,000	1,500,000
Bay Area Toll Authority California Toll Bridge Revenue, Series E-1, 0.20%, 5/7/11, (LOC Bank of Tokyo-Mitsubishi UFJ Ltd.) (a)	1,000,000	1,000,000
California State Kindergarten GO, Series A2, 0.22%, 5/1/11, (LOC State Street Bank & Trust Co., California State Teacher’s Retirement System) (a)	1,000,000	1,000,000
California State Kindergarten GO, Series A1, 0.26%, 5/1/11, (LOC Citibank N.A., California State Teacher’s Retirement System) (a)	1,000,000	1,000,000
California Statewide Communities Development Authority Multi-family Revenue, Series PP, 0.26%, 5/7/11, AMT, (Credit Support FNMA, LIQ FAC FNMA) (a)	2,000,000	2,000,000
California Statewide Communities Development Authority Multi-family Revenue, Series BB, 0.33%, 5/7/11, AMT, (LOC Citibank N.A.) (a)	860,000	860,000
Hayward California Housing Authority Multi-family Revenue, 0.28%, 5/7/11, (Credit Support FHA, LOC State Street Bank & Trust Co.) (a)	2,000,000	2,000,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

California, continued
Los Angeles County California Metropolitan Transportation Authority Sales Tax Revenue, Series C-3, 0.22%, 5/7/11, (LOC Sumitomo Mitsui Banking Corp.) (a)	1,500,000	1,500,000
San Francisco City & County Redevelopment Agency Multi-family Revenue, Series F, 0.27%, 5/7/11, AMT, (LOC Citibank N.A.) (a)	1,000,000	1,000,000
San Rafael California Redevelopment Agency Revenue, Series A, 0.30%, 5/7/11, AMT, (LOC Citibank N.A.) (a)	1,500,000	1,500,000

		15,360,000

Colorado – 2.8%
Broomfield Colorado Urban Renewal Authority Tax Increment Revenue, 0.26%, 5/7/11, (LOC BNP Paribas) (a)	645,000	645,000
Colorado Housing & Finance Authority Multi-family Revenue, Series B, 0.23%, 5/7/11, (Credit Support FNMA, LIQ FAC FNMA) (a)	1,000,000	1,000,000
Colorado Housing & Finance Authority Multi-family Revenue, 0.26%, 5/7/11, (Credit Support FNMA, LIQ FAC FNMA) (a)	1,000,000	1,000,000
Fitzsimons Redevelopment Authority Revenue, 0.22%, 5/7/11, (LOC U.S. Bank N.A.) (a)	1,000,000	1,000,000

		3,645,000

Florida – 3.4%
Florida Keys Aqueduct Authority Water Revenue, 0.23%, 5/7/11, (LOC TD Bank N.A.) (a)	1,500,000	1,500,000
Miami-Dade County Florida Professional Sports Franchise Facilities Tax Revenue, Series E, 0.28%, 5/7/11, (LOC Wells Fargo Bank N.A.) (a)	1,000,000	1,000,000
Sarasota County Florida Continuing Care Retirement Community Revenue, 0.28%, 5/1/11, (LOC Bank of Scotland) (a)	2,000,000	2,000,000

		4,500,000

Georgia – 5.2%
Atlanta Georgia Water & Waste Water Revenue, 0.28%, 5/7/11, (LOC Wells Fargo Bank N.A.) (a)	1,400,000	1,400,000
Fulton County Residential Care Facilities Elderly Authority Revenue, Series C, 0.25%, 5/7/11, (LOC Bank of Scotland) (a)	800,000	800,000
Georgia Private Colleges & Universities Authority Educational Facilities Revenue, Series B, 0.28%, 5/7/11, (LOC Wells Fargo Bank N.A.) (a)	800,000	800,000
Gwinnett County Georgia Housing Authority Multi-family Housing Revenue, 0.29%, 5/7/11, (Credit Support FNMA, LIQ FAC FNMA) (a)	1,600,000	1,600,000

22	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR TAX - FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited) (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

Georgia, continued
Roswell Georgia Housing Authority Multi-family Revenue, 0.27%, 5/7/11, (Credit Support FNMA) (a)	1,400,000	1,400,000
Savannah Georgia Economic Development Authority Revenue, 0.29%, 5/7/11, (LOC Bank of America N.A.) (a)	800,000	800,000

		6,800,000

Illinois – 6.3%
Channahon Illinois Revenue, Series D, 0.27%, 5/7/11, (LOC U.S. Bank N.A.) (a)	1,500,000	1,500,000
Chicago Illinois Board of Education GO, 0.27%, 5/1/11, (LOC U.S. Bank N.A.) (a)	900,000	900,000
Chicago Illinois O’Hare International Airport Revenue, Series C, 0.27%, 5/7/11, (LOC Societe Generale) (a)	1,000,000	1,000,000
Illinois Educational Facilities Authority Revenue, 0.29%, 5/7/11, (LOC Citibank N.A.) (a)	1,000,000	1,000,000
Illinois Finance Authority Revenue, Series C, 0.18%, 5/7/11, (LOC Northern Trust Co.) (a)	1,500,000	1,500,000
Illinois Finance Authority Revenue, Series A, 0.24%, 5/7/11, (LOC Northern Trust Co.) (a)	1,500,000	1,500,000
Lake County Illinois Multi-family Housing Revenue, 0.30%, 5/7/11, AMT, (Credit Support FHLMC, LIQ FAC FHLMC) (a)	900,000	900,000

		8,300,000

Indiana – 4.1%
Indiana Health & Educational Facility Financing Authority Revenue, Series D, 0.26%, 5/7/11, (LOC Branch Banking & Trust) (a)	575,000	575,000
Indiana State Finance Authority Revenue, Series A, 0.25%, 5/7/11, (LOC Northern Trust Co.) (a)	1,000,000	1,000,000
Lawrenceburg Indiana Pollution Control Revenue, 0.25%, 5/7/11, (LOC Bank of Nova Scotia) (a)	1,750,000	1,750,000
Lawrenceburg Indiana Pollution Control Revenue, Series H, 0.27%, 5/7/11, (LOC Bank of Nova Scotia) (a)	2,000,000	2,000,000

		5,325,000

Kentucky – 0.8%
Boone County Kentucky Pollution Control Revenue, 0.26%, 5/7/11, (LOC Wells Fargo Bank N.A.) (a)	1,000,000	1,000,000

Louisiana – 0.8%
Louisiana Public Facilities Authority Revenue, Series B-1, 0.25%, 5/7/11, (LOC Bank of New York) (a)	1,000,000	1,000,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

Maine – 0.8%
Gorham Maine Revenue Obligation Securities, Series A, 0.50%, 5/7/11, AMT, (LOC TD Banknorth N.A.) (a)	1,030,000	1,030,000

Massachusetts – 0.8%
Massachusetts State Development Finance Agency Revenue, Series U-2, 0.20%, 5/7/11, (LOC BNP Paribas) (a)	1,000,000	1,000,000

Minnesota – 4.2%
Brooklyn Center Minnesota Revenue, 0.28%, 5/1/11, (LOC U.S. Bank N.A.) (a)	2,000,000	2,000,000
Mankato Minnesota Multifamily Revenue, 0.28%, 5/1/11, (LOC Bank of America N.A.) (a)	1,200,000	1,200,000
St. Paul Minnesota Port Authority District Heating Revenue, Series 7-Q, 0.23%, 5/7/11, (LOC Deutsche Bank A.G.) (a)	1,300,000	1,300,000
St. Paul Minnesota Port Authority Tax Increment Revenue, 0.24%, 5/7/11, (LOC U.S. Bank N.A.) (a)	1,000,000	1,000,000

		5,500,000

Missouri – 1.4%
Missouri State Health & Educational Facilities Authority Revenue, Series A-2, 0.20%, 5/1/11, (LOC Wells Fargo Bank N.A.) (a)	900,000	900,000
Missouri State Health & Educational Facilities Authority Revenue, Series E, 0.25%, 5/1/11, (LOC PNC Bank N.A.) (a)	1,000,000	1,000,000

		1,900,000

Montana – 1.5%
Forsyth Montana Pollution Control Revenue, 0.24%, 5/1/11, (LOC BNP Paribas) (a)	2,000,000	2,000,000

Nebraska – 0.7%
Saline County Nebraska Hospital Authority No. 1 Hospital Revenue, Series C, 0.25%, 5/7/11, (LOC U.S. Bank N.A.) (a)	985,000	985,000

New Hampshire – 0.8%
New Hampshire State Business Finance Authority Revenue, 0.27%, 5/1/11, (LOC TD Banknorth N.A.) (a)	1,000,000	1,000,000

New Jersey – 5.9%
New Jersey Economic Development Authority Gas Facilities Revenue, 0.26%, 5/1/11, (LOC Bank of Tokyo-Mitsubishi UFJ Ltd.) (a)	2,000,000	2,000,000
New Jersey State Building Authority Revenue, Sub-series A-2, 0.21%, 5/7/11, (LOC Bank of New York) (a)	700,000	700,000
New Jersey State Transportation Trust Fund Authority Revenue, Series D, 0.25%, 5/7/11, (LOC Sumitomo Mitsui Banking Corp.) (a)	1,500,000	1,500,000

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	23

HSBC INVESTOR TAX - FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited) (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New Jersey, continued
New Jersey State Turnpike Authority Revenue, Series D, 0.20%, 5/7/11, (LOC Scotiabank) (a)	2,000,000	2,000,000
New Jersey State Turnpike Authority Turnpike Revenue, Series D, 0.28%, 5/7/11, (Credit Support NATL-RE FGIC, LOC Societe Generale) (a)	1,500,000	1,500,000

		7,700,000

New Mexico – 1.4%
New Mexico Educational Assistance Foundation Revenue, Series A-1, 0.30%, 5/7/11, AMT, (Credit Support Guaranteed Student Loans, LOC Royal Bank of Canada) (a)	1,850,000	1,850,000

New York – 0.8%
Triborough Bridge & Tunnel Authority Revenue, Series B, 0.22%, 5/7/11, (LOC State Street Bank & Trust Co.) (a)	1,000,000	1,000,000

Ohio – 5.2%
Hamilton County Ohio Health Care Revenue, Series B, 0.26%, 5/7/11, (LOC PNC Bank N.A.) (a)	500,000	500,000
Hamilton County Ohio Hospital Facilities Revenue, 0.27%, 5/7/11, (LOC PNC Bank N.A.) (a)	1,200,000	1,200,000
Ohio State Air Quality Development Authority Revenue, Series A, 0.25%, 5/7/11, (LOC Bank of Nova Scotia) (a)	1,350,000	1,350,000
Ohio State Air Quality Development Authority Revenue, Series C, 0.28%, 5/7/11, (LOC Bank of Tokyo-Mitsubishi UFJ Ltd.) (a)	2,000,000	2,000,000
Ohio State Higher Educational Facilities Revenue, Series B-1, 0.24%, 5/1/11, (LOC U.S. Bank N.A.) (a)	1,700,000	1,700,000

		6,750,000

Oregon – 2.5%
Oregon State Business Development Commission Revenue, Series 230, 0.35%, 5/7/11, AMT, (LOC U.S. Bank N.A.) (a)	2,300,000	2,300,000
Port of Portland Oregon Airport Revenue, Series 18A, 0.25%, 5/7/11, AMT, (LOC Lloyds TSB Bank plc) (a)	1,000,000	1,000,000

		3,300,000

Pennsylvania – 4.6%
Beaver County Pennsylvania Industrial Development Authority Pollution Control Revenue, 0.22%, 5/1/11, (LOC Barclays Bank plc) (a)	1,000,000	1,000,000
Beaver County Pennsylvania Industrial Development Authority Pollution Control Revenue, Series A, 0.23%, 5/7/11, (LOC Bank of Nova Scotia) (a)	1,000,000	1,000,000
Beaver County Pennsylvania Industrial Development Authority Pollution Control Revenue, Series A, 0.25%, 5/7/11, (LOC KeyBank N.A.) (a)	1,000,000	1,000,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

Pennsylvania, continued
Haverford Township Pennsylvania School District GO, 0.26%, 5/7/11, (Credit Support State Aid Withholding, LOC TD Bank N.A.) (a)	1,000,000	1,000,000
Jackson Township Pennsylvania Industrial Development Authority Revenue, 0.31%, 5/7/11, AMT, (LOC PNC Bank N.A.) (a)	1,000,000	1,000,000
Pittsburgh Pennsylvania Water & Sewer Authority System Revenue, Series B2, 0.24%, 5/7/11, (LOC PNC Bank N.A.) (a)	1,000,000	1,000,000

		6,000,000

Rhode Island – 1.1%
Rhode Island Industrial Facilities Corp. Marine Term Revenue, 0.16%, 5/1/11 (a)	1,500,000	1,500,000

South Carolina – 1.0%
South Carolina Jobs Economic Development Authority Revenue, 0.29%, 5/7/11, (LOC Branch Banking & Trust) (a)	1,250,000	1,250,000

Texas – 4.4%
Austin Texas Airport System Revenue, Series A, 0.26%, 5/7/11, AMT, (LOC JPMorgan Chase Bank) (a)	1,000,000	1,000,000
Dallas Performing Arts Cultural Facilities Corp. Revenue, Series B, 0.26%, 5/1/11, (LOC JPMorgan Chase Bank) (a)	1,300,000	1,300,000
Gulf Coast Waste Disposal Authority Environmental Facilities Revenue, 0.17%, 5/1/11, AMT (a)	1,500,000	1,500,000
Harris County Texas Hospital District Revenue, 0.26%, 5/7/11, (LOC JPMorgan Chase Bank) (a)	1,000,000	1,000,000
Houston Texas Utility System Revenue, Series B-3, 0.30%, 5/7/11, (LOC Sumitomo Mitsui Banking Corp.) (a)	1,000,000	1,000,000

		5,800,000

Utah – 1.5%
Utah Transport Authority Sales Tax Revenue, 0.22%, 5/1/11, (LOC Fortis Bank S.A.) (a)	2,000,000	2,000,000

Vermont – 0.8%
Vermont Educational & Health Buildings Financing Agency Revenue, Series A, 0.23%, 5/1/11, (LOC TD Banknorth N.A.) (a)	1,000,000	1,000,000

Washington – 2.7%
Washington State Economic Development Finance Authority Revenue, Series A, 0. 28%, 5/7/11, AMT, (LOC U.S. Bank N.A.) (a)	1,500,000	1,500,000
Washington State Health Care Facilities Authority Revenue, Series B, 0.26%, 5/1/11, (LOC JPMorgan Chase Bank) (a)	1,000,000	1,000,000

24	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR TAX - FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited) (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

Washington, continued
Washington State Housing Finance Commission Multi-family Housing Revenue, 0.27%, 5/7/11, (Credit Support FHLMC, LIQ FAC FHLMC) (a)	1,000,000	1,000,000

		3,500,000

Wyoming – 0.8%
Sweetwater County Wyoming Pollution Control Revenue, Series A, 0.23%, 5/7/11, (LOC Barclays Bank plc) (a)	1,000,000	1,000,000

TOTAL VARIABLE RATE DEMAND NOTES (COST $110,595,000)		110,595,000

Commercial Paper and Notes—1.1%

Wyoming – 1.1%
Sweetwater County Wyoming Pollution Contral Revenue, Series 88-A, 0.27%, 6/6/11, (LOC Barclays Bank plc) (b)	1,500,000	1,500,000

TOTAL COMMERCIAL PAPER AND NOTES (COST $1,500,000)		1,500,000

Municipal Bonds—13.6%

Delaware – 0.8%
Delaware State GO, Series C, 5.00%, 7/1/12, prerefunded 7/1/11 @ 100	1,000,000	1,007,894

Florida – 1.2%
Tampa Bay Water Florida Utility System Revenue, 5.75%, 10/1/11, (Credit Support FGIC), prerefunded 10/1/11 @ 100	1,500,000	1,534,000

Illinois – 1.6%
Chicago Illinois Board of Education GO, Series A, 5.25%, 12/1/13, (Credit Support NATL-RE), prerefunded 12/1/11 @ 100	1,000,000	1,028,295
Chicago Illinois Board of Education GO, Series C, 5.00%, 12/1/31, (Credit Support AGM), prerefunded 12/1/11 @ 100	1,045,000	1,073,459

		2,101,754

Iowa – 0.8%
Tobacco Settlement Authority Revenue, Series B, 5.60%, 6/1/35, prerefunded 6/1/11 @ 101	1,000,000	1,014,518

Michigan – 1.6%
Delta County Michigan Economic Development Corp., Series A, 6.25%, 4/15/27, prerefunded 4/15/12 @ 100	1,000,000	1,055,841
Michigan State Trunk Line Revenue, Series A, 5.25%, 11/1/30, (Credit Support AGM), prerefunded 11/1/11 @ 100	1,000,000	1,024,843

		2,080,684

Municipal Bonds, continued

	Principal Amount($)	Amortized Cost($)

Minnesota – 1.1%
Minnesota State GO, 5.00%, 8/1/11, ETM	405,000	409,712
Minnesota State GO, 5.00%, 10/1/21, prerefunded 10/1/11 @ 100	1,000,000	1,019,446

		1,429,158

New Jersey – 0.7%
Branchburg Township Board of Education GO, 5.00%, 7/15/28, (Credit Support FGIC), prerefunded 7/15/11 @ 100	965,000	974,331

Pennsylvania – 1.6%
Pennsylvania State Turnpike Commission Revenue, 5.00%, 7/15/41, (Credit Support AMBAC), prerefunded 7/15/11 @ 101	1,325,000	1,351,075
Sayre Health Care Facilities Authority Revenue, Series B, 7.13%, 12/1/31, prerefunded 12/1/11 @ 107.50	650,000	724,296

		2,075,371

Rhode Island – 0.7%
Rhode Island State & Providence Plantations GO, Series C, 5.50%, 9/1/12, (Credit Support NATL-RE), prerefunded 9/1/11 @ 101	880,000	904,085

Texas – 1.6%
Harris County Texas GO, 4.50%, 8/15/13, prerefunded 8/15/11 @ 100	500,000	506,090
Harris County Texas GO, 5.38%, 10/1/16, prerefunded 10/1/11 @ 100	500,000	510,562
University of Texas Revenue, Series B, 5.38%, 8/15/15, prerefunded 8/15/11 @ 100	1,000,000	1,014,695

		2,031,347

Washington – 0.4%
Snohomish County Washington GO, 5.25%, 12/1/26, (Credit Support NATL-RE), prerefunded 12/1/11 @ 100	550,000	565,769

Wisconsin – 1.5%
Wisconsin State GO, Series B, 5.00%, 5/1/16, (Credit Support FGIC), prerefunded 5/1/11 @ 100	1,000,000	1,000,000
Wisconsin State Health & Educational Facilities Authority Revenue, 5.38%, 10/1/30, prerefunded 10/1/11 @ 101	1,000,000	1,031,060

		2,031,060

TOTAL MUNICIPAL BONDS (COST $17,749,971)		17,749,971

Investment Company—0.0%

BlackRock Liquidity Funds MuniFund Portfolio, Institutional Shares, 0.20% (c)	439	439

TOTAL INVESTMENT COMPANY (COST $439)		439

TOTAL INVESTMENT SECURITIES (COST $129,845,410) — 99.2%		129,845,410

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	25

HSBC INVESTOR TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited) (continued)

Percentages indicated are based on net assets of $130,954,376.

(a)

Variable rate security. The rate presented represents the rate in effect at April 30, 2011. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

(b)	Rate presented represents the effective yield at time of purchase.

(c)	The rate represents the annualized one-day yield that was in effect on April 30, 2011.

AGM	— Assured Guaranty Municipal Corporation
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Interest on security is subject to federal alternative minimum tax
ETM	— Escrowed to Maturity
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GO	— General Obligation
LIQ FAC	— Liquidity Facility
LOC	— Letter of Credit
NATL-RE	— Reinsurance provided by the National Public Finance Guarantee Corporation
plc	— Public Limited Company

26	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR U. S. GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited)

U.S. Government and Government Agency Obligations—35.7%

	Principal Amount($)	Amortized Cost($)

Federal Farm Credit Bank – 5.1%
0.27%, 5/1/11(a)	150,000,000	149,987,589
0.40%, 5/1/11(a)	150,000,000	150,000,000
0.27%, 4/25/12	9,000,000	9,000,516

		308,988,105

Federal Home Loan Bank – 18.3%
0.12%, 5/1/11(a), Series 1	5,000,000	4,999,720
0.14%, 5/1/11(a)	51,000,000	50,999,574
0.14%, 5/1/11(a), Series 1	100,000,000	99,999,452
0.19%, 5/1/11(a), Series 3	175,000,000	175,000,000
0.28%, 5/1/11(a), Series 1	100,000,000	100,000,000
0.30%, 5/1/11(a)	200,000,000	200,000,000
0.80%, 5/6/11	300,000,000	300,027,133
1.63%, 7/27/11	9,415,000	9,449,310
0.33%, 1/6/12(b)	10,000,000	9,977,083
0.40%, 4/3/12, Series 1, Callable 6/17/11 @ 100	150,000,000	150,000,000

		1,100,452,272

Federal Home Loan Mortgage Corp. – 7.4%
0.14%, 5/16/11(b)	23,000,000	22,998,658
0.14%, 7/10/11(a), MTN	100,000,000	100,000,000
5.25%, 7/18/11	8,650,000	8,745,432
0.17%, 9/20/11(b)	100,000,000	99,932,944
0.18%, 10/4/11(b)	212,990,000	212,823,868

		444,500,902

Federal National Mortgage Association – 4.9%
0.24%, 5/2/11(b)	200,000,000	199,998,667
3.63%, 8/15/11	92,762,000	93,636,723

		293,635,390

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (COST $2,147,576,669)		2,147,576,669

U.S. Treasury Obligations—14.2%

U.S. Treasury Notes – 14.2%
1.00%, 8/31/11	50,000,000	50,110,587
1.00%, 9/30/11	100,000,000	100,318,731
1.00%, 10/31/11	200,000,000	200,795,129
1.75%, 11/15/11	100,000,000	100,830,604
4.50%, 11/30/11	100,000,000	102,478,328
1.13%, 12/15/11	100,000,000	100,495,862
0.88%, 1/31/12	100,000,000	100,424,490
1.00%, 4/30/12	100,000,000	100,690,496

		856,144,227

TOTAL U.S. TREASURY OBLIGATIONS (COST $856,144,227)		856,144,227

Repurchase Agreements—49.6%

	Principal Amount($)	Amortized Cost($)

Bank of America Corp., purchased on 4/29/11, 0.05%, due on 5/2/11 with a maturity value of $400,001,667, collateralized by various U.S. Government and Government Agency Obligations, 4.00%-5.00%, 9/1/25-1/1/41, fair value $408,000,001	400,000,000	400,000,000
Barclays Capital Group, purchased on 4/29/11, 0.04%, due on 5/2/11 with a maturity value of $700,002,333, collateralized by various U.S. Treasury Obligations, 0.00%-3.25%, 5/5/11-12/28/12, fair value $714,000,000	700,000,000	700,000,000
BNP Paribas, purchased on 4/29/11, 0.05%, due on 5/2/11 with a maturity value of $400,001,667, collateralized by various U.S. Government and Government Agency Obligations, 4.50%-5.50%, 9/1/36-6/20/40, fair value $408,000,001	400,000,000	400,000,000
Citigroup Global Markets, purchased on 4/29/11, 0.06%, due on 5/2/11 with a maturity value of $300,001,500, collateralized by various U.S. Government and Government Agency Obligations, 2.50%-6.07%, 5/1/24-1/20/41, fair value $306,000,000	300,000,000	300,000,000
Deutsche Bank, purchased on 4/29/11, 0.05%, due on 5/2/11 with a maturity value of $300,001,250, collateralized by various U.S. Government and Government Agency Obligations, 3.50%-7.00%, 2/1/23-4/1/41, fair value $306,000,000	300,000,000	300,000,000
Goldman Sachs, purchased on 4/29/11, 0.06%, due on 5/2/11 with a maturity value of $230,001,150, collateralized by various U.S. Government and Government Agency Obligations, 0.29%-3.25%, 5/5/11-12/28/12, fair value $234,600,000	230,000,000	230,000,000
Greenwich Capital Markets, Inc., purchased on 4/13/11, 0.08%, due on 5/13/11 with a maturity value of $100,006,667, collateralized by various U.S. Government and Government Agency Obligations, 2.61%-6.32%, 12/1/31-5/1/41, fair value $102,004,956	100,000,000	100,000,000
Greenwich Capital Markets, Inc., purchased on 4/29/11, 0.05%, due on 5/2/11 with a maturity value of $400,001,667, collateralized by various U.S. Government and Government Agency Obligations, 4.50%-5.00%, 9/1/30-4/1/41, fair value $408,003,105	400,000,000	400,000,000

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	27

HSBC INVESTOR U. S. GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited) (continued)

Repurchase Agreements, continued

	Principal Amount($)	Amortized Cost($)

Greenwich Capital Markets, Inc., purchased on 4/26/11, 0.09%, due on 5/3/11 with a maturity value of $150,002,625, collateralized by various U.S. Government and Government Agency Obligations, 2.50%-6.05%, 11/1/29-5/1/41, fair value $153,001,558	150,000,000	150,000,000

TOTAL REPURCHASE AGREEMENTS (COST $2,980,000,000)		2,980,000,000

TOTAL INVESTMENT SECURITIES (COST $5,983,720,896) — 99.5%		5,983,720,896

Percentages indicated are based on net assets of $6,011,064,516.

(a)

Variable rate security. The rate presented represents the rate in effect at April 30, 2011. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

(b)	Discount note. Rate presented represents the effective yield at time of purchase.

MTN — Medium term note

28	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR U. S. TREASURY MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited)

U.S. Treasury Obligations—95.8%

	Principal Amount($)	Amortized Cost($)

U.S. Treasury Bills – 62.4%
0.02%, 5/5/11(a)	774,387,000	774,384,927
0.03%, 5/12/11(a)	500,000,000	499,996,027
0.12%, 5/19/11(a)	100,000,000	99,994,250
0.12%, 6/9/11(a)	175,000,000	174,977,873
0.05%, 7/14/11(a)	250,000,000	249,974,872
0.16%, 7/21/11(a)	22,156,000	22,148,024
0.18%, 8/11/11(a)	50,000,000	49,975,208
0.15%, 9/22/11(a)	50,000,000	49,969,301

		1,921,420,482

U.S. Treasury Notes – 33.4%
0.88%, 5/31/11	350,000,000	350,207,152
1.13%, 6/30/11	100,000,000	100,161,799
1.00%, 7/31/11	150,000,000	150,304,697
1.00%, 8/31/11	200,000,000	200,561,690
1.00%, 9/30/11	77,000,000	77,242,334
1.00%, 10/31/11	50,000,000	50,212,327
0.75%, 11/30/11	50,000,000	50,161,809
1.13%, 12/15/11	50,000,000	50,246,871

		1,029,098,679

Total U.S. Treasury Obligations (COST $2,950,519,161)		2,950,519,161

TOTAL INVESTMENT SECURITIES (COST $2,950,519,161) — 95.8%		2,950,519,161

Percentages indicated are based on net assets of $3,079,004,148.

(a)	Discount note. Rate presented represents the effective yield at time of purchase.

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	29

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2011 (Unaudited)

	New York Tax-Free Money Market Fund	Prime Money Market Fund	Tax Free Money Market Fund

Assets:
Investments, at value and amortized cost	$513,379,185	$7,824,508,402	$129,845,410
Repurchase agreements, at value and cost	—	220,000,000	—

Total Investments	513,379,185	8,044,508,402	129,845,410

Cash	9,767,227	30,479,763	818,883
Interest and dividends receivable	1,037,559	4,484,118	269,946
Receivable for capital shares issued	3,509	318,586	342
Receivable for investments sold	16,775,000	50,000,000	—
Receivable from Investment Adviser	—	—	20
Prepaid expenses and other assets	24,743	83,889	40,278

Total Assets	540,987,223	8,129,874,758	130,974,879

Liabilities:
Dividends payable	4,706	539,370	1,493
Payable for investments purchased	—	44,967,275	—
Accrued expenses and other liabilities:
Investment Management	51,592	836,377	—
Administration	21,505	277,895	5,050
Shareholder Servicing	—	19,056	472
Compliance Services	636	7,043	108
Accounting	408	1,204	—
Custodian	10,488	95,429	3,113
Transfer Agent	4,846	6,519	6,277
Trustee	73	4,029	14
Other	13,179	282,951	3,976

Total Liabilities	107,433	47,037,148	20,503

Net Assets	$540,879,790	$8,082,837,610	$130,954,376

Composition of Net Assets:
Capital	$540,879,788	$8,082,909,113	$130,954,376
Undistributed (distributions in excess of) net investment income	2	(942)	—
Accumulated net realized gains (losses) from investments	—	(70,561)	—

Net Assets	$540,879,790	$8,082,837,610	$130,954,376

Net Assets:
Class A Shares	$195,631	$10,284,552	$—
Class B Shares	—	187,692	—
Class C Shares	—	190,400	—
Class D Shares	431,433,967	1,697,907,013	100,364,850
Class I Shares	—	5,686,662,893	—
Class Y Shares	109,250,192	687,605,060	30,589,526

	$540,879,790	$8,082,837,610	$130,954,376

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	195,631	10,285,384	—
Class B Shares	—	187,723	—
Class C Shares	—	190,398	—
Class D Shares	431,437,457	1,697,864,683	100,363,033
Class I Shares	—	5,686,788,639	—
Class Y Shares	109,253,255	687,606,513	30,590,976
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$1.00	$1.00	$—
Class B Shares*	$—	$1.00	$—
Class C Shares*	$—	$1.00	$—
Class D Shares	$1.00	$1.00	$1.00
Class I Shares	$—	$1.00	$—
Class Y Shares	$1.00	$1.00	$1.00

*	Redemption price per share varies by length of time shares are held.

30	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2011 (Unaudited) (continued)

	U.S. Government Money Market Fund	U.S. Treasury Money Market Fund

Assets:
Investments, at value and amortized cost	$3,003,720,896	$2,950,519,161
Repurchase agreements, at value and cost	2,980,000,000	—

Total Investments	5,983,720,896	2,950,519,161

Cash	22,609,727	287,939
Interest and dividends receivable	6,002,201	3,596,523
Receivable for capital shares issued	53,848	18,800
Receivable for investments sold	—	125,000,000
Prepaid expenses and other assets	75,273	35,827

Total Assets	6,012,461,945	3,079,458,250

Liabilities:
Dividends payable	64,851	25,762
Accrued expenses and other liabilities:
Investment Management	541,480	101,143
Administration	174,884	78,844
Compliance Services	10,043	3,275
Accounting	1,477	100
Custodian	112,699	54,346
Transfer Agent	6,750	3,340
Trustee	11,005	12,323
Other	474,240	174,969

Total Liabilities	1,397,429	454,102

Net Assets	$6,011,064,516	$3,079,004,148

Composition of Net Assets:
Capital	$6,011,119,232	$3,078,991,451
Undistributed (distributions in excess of) net investment income	1,623	(674)
Accumulated net realized gains (losses) from investments	(56,339)	13,371

Net Assets	$6,011,064,516	$3,079,004,148

Net Assets:
Class A Shares	$5,047,759	$1,494,621
Class B Shares	29,988	50,294
Class C Shares	—	—
Class D Shares	713,783,779	925,730,951
Class I Shares	2,634,223,478	1,174,421,722
Class Y Shares	2,657,979,512	977,306,560

	$6,011,064,516	$3,079,004,148

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	5,046,461	1,494,606
Class B Shares	29,976	50,294
Class C Shares	—	—
Class D Shares	713,606,713	925,725,183
Class I Shares	2,634,346,603	1,174,445,028
Class Y Shares	2,658,089,840	977,281,317
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$1.00	$1.00
Class B Shares*	$1.00	$1.00
Class C Shares	$—	$—
Class D Shares*	$1.00	$1.00
Class I Shares	$1.00	$1.00
Class Y Shares	$1.00	$1.00

*	Redemption price per share varies by length of time shares are held.

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	31

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2011 (Unaudited)

	New York Tax-Free Money Market Fund	Prime Money Market Fund	Tax Free Money Market Fund

Investment Income:
Interest	$649,016	$10,737,422	$149,559
Dividends	7,274	9,777	1,984

Total Investment Income	656,290	10,747,199	151,543

Expenses:
Investment Management	275,358	3,654,240	59,558
Advisory Services:
Operational Support—Class A Shares	378	12,446	—
Operational Support—Class B Shares	—	98	—
Operational Support—Class C Shares	—	28	—
Operational Support—Class D Shares	107,536	889,594	42,174
Operational Support—Class Y Shares	29,770	493,600	17,384
Administration:
Class A Shares	343	5,615	—
Class B Shares	—	44	—
Class C Shares	—	12	—
Class D Shares	97,780	400,933	19,047
Class I Shares	—	1,016,323	—
Class Y Shares	27,069	222,974	7,856
Distribution:
Class B Shares	—	727	—
Class C Shares	—	207	—
Shareholder Servicing:
Class A Shares	3,018	49,758	—
Class B Shares	—	244	—
Class C Shares	—	69	—
Class D Shares	537,674	2,224,343	105,196
Accounting	38,303	40,156	39,552
Compliance Services	3,491	48,490	733
Custodian	12,378	179,386	4,857
Printing	8,324	117,333	1,610
Professional	17,671	242,360	3,291
Transfer Agent	16,028	23,470	17,665
Trustee	11,623	153,250	2,653
Registration fees	24,864	53,942	32,675
Other	20,110	260,518	6,992

Total expenses before fee reductions	1,231,718	10,090,160	361,243
Fees voluntarily reduced by Investment Adviser	(66,203)	(1,450)	(120,129)
Fees voluntarily reduced by Administrator	—	(123,953)	—
Fees voluntarily reduced by Distributor	—	(923)	—
Fees voluntarily reduced by Shareholder Servicing Agent	(539,210)	(2,198,506)	(98,584)

Net Expenses	626,305	7,765,328	142,530

Net Investment Income	29,985	2,981,871	9,013

Net realized gains (losses) from investments	—	129,748	—

Change In Net Assets Resulting From Operations	$29,985	$3,111,619	$9,013

32	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2011 (Unaudited) (continued)

	U.S. Government Money Market Fund	U.S. Treasury Money Market Fund

Investment Income:
Interest	$8,020,731	$2,292,216

Total Investment Income	8,020,731	2,292,216

Expenses:
Investment Management	3,841,684	1,633,171
Advisory Services:
Operational Support—Class A Shares	3,488	1,596
Operational Support—Class B Shares	35	25
Operational Support—Class D Shares	410,801	417,348
Operational Support—Class Y Shares	1,587,581	520,280
Administration:
Class A Shares	1,555	704
Class B Shares	16	11
Class D Shares	184,608	186,716
Class I Shares	828,279	310,551
Class Y Shares	713,614	233,204
Distribution:
Class B Shares	263	186
Shareholder Servicing:
Class A Shares	13,952	6,385
Class B Shares	88	62
Class D Shares	1,027,010	1,043,377
Accounting	35,077	33,187
Compliance Services	56,113	22,395
Custodian	187,780	86,349
Printing	115,713	46,835
Professional	260,815	114,339
Transfer Agent	16,634	16,391
Trustee	182,139	80,034
Registration fees	53,600	29,331
Other	280,119	128,074

Total expenses before fee reductions	9,800,964	4,910,551
Fees voluntarily reduced by Investment Adviser	(1,501,402)	(1,529,858)
Fees voluntarily reduced by Administrator	(229,847)	(202,043)
Fees voluntarily reduced by Distributor	(263)	(186)
Fees voluntarily reduced by Shareholder Servicing Agent	(1,041,050)	(1,049,823)

Net Expenses	7,028,402	2,128,641

Net Investment Income	992,329	163,575

Net realized gains (losses) from investments	124,174	13,372

Change In Net Assets Resulting From Operations	$1,116,503	$176,947

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	33

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets

	New York Tax-Free Money Market Fund		Prime Money Market Fund

	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income	$29,985	$113,668	$2,981,871	$10,398,056
Net realized gains (losses) from investments	—	56	129,748	173,883

Change in net assets resulting from operations	29,985	113,724	3,111,619	10,571,939

Dividends:
Net investment income:
Class A Shares	(100)	(5,363)	(1,266)	(37,692)
Class B Shares	—	(2)	(10)	(35)
Class C Shares	—	—	(2)	(27,814)
Class D Shares	(21,650)	(60,651)	(90,195)	(245,543)
Class I Shares	—	—	(2,802,461)	(9,643,060)
Class Y Shares	(8,235)	(34,303)	(92,759)	(404,937)

Change in net assets resulting from shareholder dividends	(29,985)	(100,319)	(2,986,693)	(10,359,081)

Change in net assets resulting from capital transactions	40,124,302	(173,745,143)	567,074,525	(3,466,257,144)

Change in net assets	40,124,302	(173,731,738)	567,199,451	(3,466,044,286)

Net Assets:
Beginning of period	500,755,488	674,487,226	7,515,638,159	10,981,682,445

End of period	$540,879,790	$500,755,488	$8,082,837,610	$7,515,638,159

Undistributed (distributions in excess of) net investment income	$2	$2	$(942)	$3,880

34	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)
All capital share transactions have been processed at a net asset value of $1.00 per share.

	New York Tax-Free Money Market Fund		Prime Money Market Fund

	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$2,489,415	$111,048,691	$16,348,547	$704,054,090
Dividends reinvested	97	5,240	78	31,907
Value of shares redeemed	(16,856,758)	(137,188,421)	(39,006,575)	(1,014,520,313)

Class A Shares capital transactions	(14,367,246)	(26,134,490)	(22,657,950)	(310,434,316)

Class B Shares:
Proceeds from shares issued	—	—	6,000	—
Dividends reinvested	—	3	7	28
Value of shares redeemed	—	(21,410)	(44,197)	(86,464)

Class B Shares capital transactions	—	(21,407)	(38,190)	(86,436)

Class C Shares:
Proceeds from shares issued	—	—	147,744	620,820,913
Dividends reinvested	—	—	2	27,818
Value of shares redeemed	—	—	(1,372)	(880,191,343)

Class C Shares capital transactions	—	—	146,374	(259,342,612)

Class D Shares:
Proceeds from shares issued	623,784,405	1,332,291,987	3,401,752,038	8,128,496,115
Dividends reinvested	16,361	42,926	68,410	181,847
Value of shares redeemed	(573,260,819)	(1,374,515,160)	(3,400,245,860)	(8,427,865,849)

Class D Shares capital transactions	50,539,947	(42,180,247)	1,574,588	(299,187,887)

Class I Shares:
Proceeds from shares issued	—	—	21,133,166,893	50,013,243,325
Dividends reinvested	—	—	1,467,619	5,017,364
Value of shares redeemed	—	—	(20,126,714,962)	(52,528,387,645)

Class I Shares capital transactions	—	—	1,007,919,550	(2,510,126,956)

Class Y Shares:
Proceeds from shares issued	351,560,546	940,911,426	1,031,767,664	3,338,297,449
Dividends reinvested	6,059	26,949	86,436	365,355
Value of shares redeemed	(347,615,004)	(1,046,347,374)	(1,451,723,947)	(3,425,741,741)

Class Y Shares capital transactions	3,951,601	(105,408,999)	(419,869,847)	(87,078,937)

Change in net assets resulting from capital transactions	$40,124,302	$(173,745,143)	$567,074,525	$(3,466,257,144)

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	35

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Tax-Free Money Market Fund		U.S. Government Money Market Fund

	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income	$9,013	$62,117	$992,329	$5,343,271
Net realized gains (losses) from investments	—	1,779	124,174	(180,513)

Change in net assets resulting from operations	9,013	63,896	1,116,503	5,162,758

Dividends:
Net investment income:
Class A Shares	—	—	(349)	(63,587)
Class B Shares	—	—	(4)	(11)
Class C Shares	—	—	—	(54)
Class D Shares	(4,223)	(9,826)	(41,074)	(73,725)
Class I Shares	—	(217)	(791,116)	(4,841,080)
Class Y Shares	(4,790)	(52,124)	(158,664)	(368,370)
Net realized gains:
Class A Shares	—	—	—	(71,214)
Class B Shares	—	—	—	(11)
Class C Shares	—	—	—	(54)
Class D Shares	(1,194)	—	—	(75,519)
Class I Shares	—	—	—	(799,823)
Class Y Shares	(585)	—	—	(411,878)

Change in net assets resulting from shareholder dividends	(10,792)	(62,167)	(991,207)	(6,705,326)

Change in net assets resulting from capital transactions	25,788,289	(87,973,151)	(2,956,821,901)	(3,920,417,253)

Change in net assets	25,786,510	(87,971,422)	(2,956,696,605)	(3,921,959,821)

Net Assets:
Beginning of period	105,167,866	193,139,288	8,967,761,121	12,889,720,942

End of period	$130,954,376	$105,167,866	$6,011,064,516	$8,967,761,121

Undistributed (distributions in excess of) net investment income	$—	$—	$1,623	$501

36	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)
All capital share transactions have been processed at a net asset value of $1.00 per share.

	Tax-Free Money Market Fund		U.S. Government Money Market Fund

	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$—	$—	$3,018,779	$1,992,806,692
Dividends reinvested	—	—	70	132,537
Value of shares redeemed	(255)	—	(23,898,474)	(2,541,124,265)

Class A Shares capital transactions	(255)	—	(20,879,625)	(548,185,036)

Class B Shares:
Proceeds from shares issued	—	—	—	57,962
Dividends reinvested	—	—	3	22
Value of shares redeemed	—	—	(57,975)	(53,916)

Class B Shares capital transactions	—	—	(57,972)	4,068

Class C Shares:
Proceeds from shares issued	—	—	—	4,343,429
Dividends reinvested	—	—	—	108
Value of shares redeemed	—	—	(3)	(4,572,877)

Class C Shares capital transactions	—	—	(3)	(229,340)

Class D Shares:
Proceeds from shares issued	128,217,454	180,284,942	1,831,135,727	2,372,133,864
Dividends reinvested	1,884	2,620	27,528	81,037
Value of shares redeemed	(101,841,811)	(201,650,799)	(2,039,646,779)	(2,217,260,103)

Class D Shares capital transactions	26,377,527	(21,363,237)	(208,483,524)	154,954,798

Class I Shares:
Proceeds from shares issued	—	2,283,761	15,225,016,383	43,584,385,177
Dividends reinvested	—	213	564,401	3,450,663
Value of shares redeemed	—	(2,283,974)	(17,692,918,596)	(46,662,995,313)

Class I Shares capital transactions	—	—	(2,467,337,812)	(3,075,159,473)

Class Y Shares:
Proceeds from shares issued	116,657,938	278,127,720	8,776,077,468	30,977,630,926
Dividends reinvested	766	28,563	155,219	759,275
Value of shares redeemed	(117,247,687)	(344,766,197)	(9,036,295,652)	(31,430,192,471)

Class Y Shares capital transactions	(588,983)	(66,609,914)	(260,062,965)	(451,802,270)

Change in net assets resulting from capital transactions	$25,788,289	$(87,973,151)	$(2,956,821,901)	$(3,920,417,253)

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	37

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	U.S. Treasury Money Market Fund

	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income	$163,575	$454,370
Net realized gains (losses) from investment transactions	13,372	119,371

Change in net assets resulting from operations	176,947	573,741

Dividends:
Net investment income:
Class A Shares	(157)	(29,639)
Class B Shares	(3)	(5)
Class C Shares	—	(629)
Class D Shares	(41,903)	(84,195)
Class I Shares	(69,670)	(244,902)
Class Y Shares	(52,221)	(99,540)
Net realized gains:
Class A Shares	(2)	—
Class B Shares	(1)	—
Class D Shares	(8,821)	—
Class I Shares	(22,434)	—
Class Y Shares	(12,621)	—

Change in net assets resulting from shareholder dividends	(207,833)	(458,910)

Change in net assets resulting from capital transactions	(206,423,356)	(2,382,770,496)

Change in net assets	(206,454,242)	(2,382,655,665)

Net Assets:
Beginning of period	3,285,458,390	5,668,114,055

End of period	$3,079,004,148	$3,285,458,390

Undistributed (distributions in excess of) net investment income	$(674)	$(295)

38	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)
All capital share transactions have been processed at a net asset value of $1.00 per share.

	U.S. Treasury Money Market Fund

	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,578,171	$586,562,316
Dividends reinvested	146	29,586
Value of shares redeemed	(33,086,392)	(939,620,546)

Class A Shares capital transactions	(31,508,075)	(353,028,644)

Class B Shares:
Dividends reinvested	4	5
Value of shares redeemed	—	(9,405)

Class B Shares capital transactions	4	(9,400)

Class C Shares:
Proceeds from shares issued	—	19,052,998
Dividends reinvested	—	628
Value of shares redeemed	(41)	(26,191,953)

Class C Shares capital transactions	(41)	(7,138,327)

Class D Shares:
Proceeds from shares issued	1,730,887,554	2,661,745,254
Dividends reinvested	32,257	51,719
Value of shares redeemed	(1,531,419,456)	(2,891,227,047)

Class D Shares capital transactions	199,500,355	(229,430,074)

Class I Shares:
Proceeds from shares issued	4,488,913,878	11,036,153,561
Dividends reinvested	51,702	126,402
Value of shares redeemed	(4,693,538,283)	(12,980,257,849)

Class I Shares capital transactions	(204,572,703)	(1,943,977,886)

Class Y Shares:
Proceeds from shares issued	1,127,977,836	3,333,793,931
Dividends reinvested	62,098	94,774
Value of shares redeemed	(1,297,882,830)	(3,183,074,870)

Class Y Shares capital transactions	(169,842,896)	150,813,835

Change in net assets resulting from capital transactions	$(206,423,356)	$(2,382,770,496)

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	39

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investment Transactions		Total from Investment Activities		Net Investment Income	Net Realized Gains from Investments		Total Dividends

CLASS A SHARES
Year Ended October 31, 2006	$1.00	0.03		—		0.03		(0.03)	—		(0.03)
Year Ended October 31, 2007	1.00	0.03		—		0.03		(0.03)	—		(0.03)
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended October 31, 2009	1.00	—	*	—		—	*	— *	—	*	— *
Year Ended October 31, 2010	1.00	—	*	—	*	—	*	— *	—		— *
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	*	—		—	*	— *	—		— *

CLASS B SHARES
Year Ended October 31, 2006	$1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended October 31, 2007	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended October 31, 2008	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended October 31, 2009	1.00	—	*	—		—	*	— *	—	*	— *
Year Ended October 31, 2010 (g)	1.00	—	*	—	*	—	*	— *	—		— *
Six Months Ended April 30, 2011 (Unaudited)(h)	1.00	—		—		—		—	—		—

CLASS C SHARES
Year Ended October 31, 2006 (i)	$1.00	—		—		—		—	—		—
Year Ended October 31, 2007 (i)	1.00	—		—		—		—	—		—
Year Ended October 31, 2008 (i)	1.00	—		—		—		—	—		—
Year Ended October 31, 2009 (h)	1.00	—		—		—		—	—		—
Year Ended October 31, 2010 (h)	1.00	—		—		—		—	—		—
Six Months Ended April 30, 2011 (Unaudited)(h)	1.00	—		—		—		—	—		—

CLASS D SHARES
Year Ended October 31, 2006	$1.00	0.03		—		0.03		(0.03)	—		(0.03)
Year Ended October 31, 2007	1.00	0.03		—		0.03		(0.03)	—		(0.03)
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended October 31, 2009	1.00	—	*	—		—	*	— *	—	*	— *
Year Ended October 31, 2010	1.00	—	*	—	*	—	*	— *	—		— *
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	*	—		—	*	— *	—		— *

CLASS Y SHARES
Year Ended October 31, 2006	$1.00	0.03		—		0.03		(0.03)	—		(0.03)
Year Ended October 31, 2007	1.00	0.03		—		0.03		(0.03)	—		(0.03)
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended October 31, 2009	1.00	—	*	—		—	*	— *	—	*	— *
Year Ended October 31, 2010	1.00	—	*	—	*	—	*	— *	—		— *
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	*	—		—	*	— *	—		— *

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Returns(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)		Ratios of Expenses to Average Net Assets(b)(c)

CLASS A SHARES
Year Ended October 31, 2006	$1.00	2.63%		$153,523	0.70%		2.61%		0.70%
Year Ended October 31, 2007	1.00	3.00	%(d)	120,841	0.65	%(d)	2.98	%(d)	0.67%
Year Ended October 31, 2008	1.00	1.94%		45,791	0.63%		2.09%		0.63%
Year Ended October 31, 2009	1.00	0.18	%(e)	40,698	0.49	%(e)	0.21	%(e)	0.67	%(e)
Year Ended October 31, 2010	1.00	0.02	%(f)	14,564	0.23%		0.02	%(f)	0.64%
Six Months Ended April 30, 2011 (Unaudited)	1.00	0.01%		196	0.23%		0.01%		0.66%

CLASS B SHARES
Year Ended October 31, 2006	$1.00	2.01%		$55	1.30%		1.88%		1.30%
Year Ended October 31, 2007	1.00	2.39	%(d)	34	1.25	%(d)	2.38	%(d)	1.27%
Year Ended October 31, 2008	1.00	1.33%		35	1.23%		1.30%		1.23%
Year Ended October 31, 2009	1.00	0.08	%(e)	21	0.65	%(e)	0.08	%(e)	1.27	%(e)
Year Ended October 31, 2010 (g)	1.00	0.01	%(f)	—	0.22%		0.02	%(f)	1.24%
Six Months Ended April 30, 2011 (Unaudited)(h)	1.00	—%		—	—%		—%		—%

CLASS C SHARES
Year Ended October 31, 2006 (i)	$1.00	—%		**	—%		—%		—%
Year Ended October 31, 2007 (i)	1.00	—%		**	—%		—%		—%
Year Ended October 31, 2008 (i)	1.00	—%		**	—%		—%		—%
Year Ended October 31, 2009 (h)	1.00	—%		—	—%		—%		—%
Year Ended October 31, 2010 (h)	1.00	—%		—	—%		—%		—%
Six Months Ended April 30, 2011 (Unaudited)(h)	1.00	—%		—	—%		—%		—%

CLASS D SHARES
Year Ended October 31, 2006	$1.00	2.78%		$352,630	0.55%		2.78%		0.55%
Year Ended October 31, 2007	1.00	3.16	%(d)	531,864	0.50	%(d)	3.14	%(d)	0.52%
Year Ended October 31, 2008	1.00	2.09%		586,791	0.48%		1.99%		0.48%
Year Ended October 31, 2009	1.00	0.25	%(e)	423,061	0.43	%(e)	0.26	%(e)	0.52	%(e)
Year Ended October 31, 2010	1.00	0.02	%(f)	380,888	0.23%		0.02	%(f)	0.49%
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	%#	431,434	0.23%		0.01%		0.50%

CLASS Y SHARES
Year Ended October 31, 2006	$1.00	3.04%		$263,187	0.30%		2.99%		0.30%
Year Ended October 31, 2007	1.00	3.42	%(d)	339,665	0.25	%(d)	3.39	%(d)	0.27%
Year Ended October 31, 2008	1.00	2.35%		319,797	0.23%		2.27%		0.23%
Year Ended October 31, 2009	1.00	0.40	%(e)	210,706	0.26	%(e)	0.39	%(e)	0.27	%(e)
Year Ended October 31, 2010	1.00	0.02	%(f)	105,303	0.22%		0.02	%(f)	0.24%
Six Months Ended April 30, 2011 (Unaudited)	1.00	0.01%		109,250	0.22%		0.02%		0.25%

*	Less than $0.005 per share.

**	Less than $500.

#	Less than 0.005%.

(a)	Not annualized for periods less than one year. Total returns do not include redemption charges.

(b)	Annualized for periods less than one year.

(c)	During each period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.02%, 0.02%, 0.02%, and 0.02% for Class A Shares, Class B Shares, Class D Shares, and Class Y Shares, respectively.

(e)

Included in the ratios are the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have decreased by 0.04% and the total return and net investment income ratio would have increased by 0.04%.

(f)

During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.

(g)

Class B Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 190 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had operations.

(h)	During the year ended, Class C Shares had no operations. The net asset values reflected represent the last day the class had shareholders.

(i)	During the year ended, Class C Shares had no operations. Net assets at the end of the period represent seed money. The net asset values reflected represent the last day the class had shareholders.

40	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR PRIME MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

	Investment Activities							Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investment Transactions		Total from Investment Activities		Net Investment Income	Total Dividends

CLASS A SHARES
Year Ended October 31, 2006	$1.00	0.04		—	*	0.04		(0.04)	(0.04)
Year Ended October 31, 2007	1.00	0.05		—	*	0.05		(0.05)	(0.05)
Year Ended October 31, 2008	1.00	0.03		—	*	0.03		(0.03)	(0.03)
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	— *
Year Ended October 31, 2010	1.00	—	*†	—	*	—	*	— *	— *
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	*†	—	*	—	*	— *	— *

CLASS B SHARES
Year Ended October 31, 2006	$1.00	0.04		—	*	0.04		(0.04)	(0.04)
Year Ended October 31, 2007	1.00	0.04		—	*	0.04		(0.04)	(0.04)
Year Ended October 31, 2008	1.00	0.02		—	*	0.02		(0.02)	(0.02)
Year Ended October 31, 2009	1.00		*	—	*	—	*	— *	— *
Year Ended October 31, 2010	1.00	—	*†	—	*	—	*	— *	— *
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	*†	—	*	—	*	— *	— *

CLASS C SHARES
Year Ended October 31, 2006	$1.00	0.04		—	*	0.04		(0.04)	(0.04)
Year Ended October 31, 2007	1.00	0.04		—	*	0.04		(0.04)	(0.04)
Year Ended October 31, 2008	1.00	0.02		—	*	0.02		(0.02)	(0.02)
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	— *
Year Ended October 31, 2010	1.00	—	*†	—	*	—	*	— *	— *
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	*†	—	*	—	*	— *	— *

CLASS D SHARES
Year Ended October 31, 2006	$1.00	0.04		—	*	0.04		(0.04)	(0.04)
Year Ended October 31, 2007	1.00	0.05		—	*	0.05		(0.05)	(0.05)
Year Ended October 31, 2008	1.00	0.03		—	*	0.03		(0.03)	(0.03)
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	— *
Year Ended October 31, 2010	1.00	—	*†	—	*	—	*	— *	— *
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	*†	—	*	—	*	— *	— *

CLASS I SHARES
Year Ended October 31, 2006	$1.00	0.05		—	*	0.05		(0.05)	(0.05)
Year Ended October 31, 2007	1.00	0.05		—	*	0.05		(0.05)	(0.05)
Year Ended October 31, 2008	1.00	0.03		—	*	0.03		(0.03)	(0.03)
Year Ended October 31, 2009	1.00	0.01		—	*	0.01		(0.01)	(0.01)
Year Ended October 31, 2010	1.00	—	*†	—	*	—	*	— *	— *
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	*†	—	*	—	*	— *	— *

CLASS Y SHARES
Year Ended October 31, 2006	$1.00	0.05		—	*	0.05		(0.05)	(0.05)
Year Ended October 31, 2007	1.00	0.05		—	*	0.05		(0.05)	(0.05)
Year Ended October 31, 2008	1.00	0.03		—	*	0.03		(0.03)	(0.03)
Year Ended October 31, 2009	1.00	0.01		—	*	0.01		(0.01)	(0.01)
Year Ended October 31, 2010	1.00	—	*†	—	*	—	*	— *	— *
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	*†	—	*	—	*	— *	— *

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income to Average Net Assets(b)		Ratios of Expenses to Average Net Assets(b)(c)

CLASS A SHARES
Year Ended October 31, 2006	$1.00	4.24%		$415,514	0.72%		4.20%		0.73%
Year Ended October 31, 2007	1.00	4.77	%(d)	471,148	0.67	%(d)	4.68	%(d)	0.70%
Year Ended October 31, 2008	1.00	2.71	%(e)	308,499	0.67%		2.73%		0.67%
Year Ended October 31, 2009	1.00	0.32	%(f)	343,265	0.55	%(f)	0.31	%(f)	0.69	%(f)
Year Ended October 31, 2010	1.00	0.01	%(g)	32,943	0.29%		0.01%		0.67%
Six Months Ended April 30, 2011 (Unaudited)	1.00	0.01%		10,285	0.28%		0.01%		0.67%

CLASS B SHARES
Year Ended October 31, 2006	$1.00	3.61%		$109	1.32%		3.60%		1.33%
Year Ended October 31, 2007	1.00	4.14	%(d)	204	1.27	%(d)	4.07	%(d)	1.30%
Year Ended October 31, 2008	1.00	2.10	%(e)	199	1.27%		2.08%		1.27%
Year Ended October 31, 2009	1.00	0.17	%(f)	312	0.68	%(f)	0.13	%(f)	1.30	%(f)
Year Ended October 31, 2010	1.00	0.01	%(g)	226	0.29%		0.01	%(g)	1.27%
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	%#	188	0.28%		0.01%		1.27%

CLASS C SHARES
Year Ended October 31, 2006	$1.00	3.61%		$268,071	1.32%		3.59%		1.33%
Year Ended October 31, 2007	1.00	4.14	%(d)	317,217	1.27	%(d)	4.08	%(d)	1.30%
Year Ended October 31, 2008	1.00	2.10	%(e)	316,779	1.27%		2.04%		1.27%
Year Ended October 31, 2009	1.00	0.17	%(f)	259,364	0.74	%(f)	0.19	%(f)	1.29	%(f)
Year Ended October 31, 2010	1.00	0.01	%(g)	44	0.29%		0.01	%(g)	1.27%
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	%#	190	0.28%		0.01%		1.27%

CLASS D SHARES
Year Ended October 31, 2006	$1.00	4.39%		$2,098,413	0.57%		4.38%		0.58%
Year Ended October 31, 2007	1.00	4.92	%(d)	3,710,803	0.52	%(d)	4.83	%(d)	0.55%
Year Ended October 31, 2008	1.00	2.86	%(e)	2,720,592	0.52%		2.89%		0.52%
Year Ended October 31, 2009	1.00	0.40	%(f)	1,994,448	0.49	%(f)	0.42	%(f)	0.54	%(f)
Year Ended October 31, 2010	1.00	0.01	%(g)	1,695,222	0.29%		0.01	%(g)	0.52%
Six Months Ended April 30, 2011 (Unaudited)	1.00	0.01	%#	1,697,907	0.28%		0.01%		0.53%

CLASS I SHARES
Year Ended October 31, 2006	$1.00	4.79%		$2,111,147	0.19%		4.70%		0.22%
Year Ended October 31, 2007	1.00	5.33	%(d)	1,870,485	0.14	%(d)	5.21	%(d)	0.21%
Year Ended October 31, 2008	1.00	3.23	%(e)	2,954,253	0.16%		3.14%		0.17%
Year Ended October 31, 2009	1.00	0.69	%(f)	7,189,613	0.18	%(f)	0.55	%(f)	0.19	%(f)
Year Ended October 31, 2010	1.00	0.14	%(g)	4,679,632	0.17%		0.14	%(g)	0.17%
Six Months Ended April 30, 2011 (Unaudited)	1.00	0.06%		5,686,663	0.17%		0.12%		0.18%

CLASS Y SHARES
Year Ended October 31, 2006	$1.00	4.65%		$530,780	0.32%		4.59%		0.33%
Year Ended October 31, 2007	1.00	5.19	%(d)	1,036,994	0.27	%(d)	5.08	%(d)	0.30%
Year Ended October 31, 2008	1.00	3.12	%(e)	2,236,927	0.27%		2.96%		0.27%
Year Ended October 31, 2009	1.00	0.58	%(f)	1,194,680	0.29	%(f)	0.68	%(f)	0.29	%(f)
Year Ended October 31, 2010	1.00	0.05	%(g)	1,107,571	0.26%		0.04	%(g)	0.27%
Six Months Ended April 30, 2011 (Unaudited)	1.00	0.01%		687,605	0.28%		0.02%		0.27%

*	Less than $0.005 per share.

†	Calculated based on average shares outstanding.

#	Less than 0.005%.

(a)	Not annualized for periods less than one year. Total returns do not include redemption charges.

(b)	Annualized for periods less than one year.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2007, HSBC reimbursed amounts to the Fund related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.02%, 0.02%, 0.02%, 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

(e)

During the year ended October 31, 2008, an affiliate of the Fund’s investment adviser purchased certain defaulted securities at $16,746,382, in excess of their fair value on the purchase date. The corresponding impact of this excess amount to the total returns were 0.20%, 0.20%, 0.20%, 0.20%, 0.20% and 0.20% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

(f)

Included in the expense ratios are the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.03% and the total return and net investment income ratio would have increased by 0.03%.

(g)

During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and total return was less than 0.005%.

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	41

HSBC INVESTOR TAX-FREE MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investment Transactions		Total from Investment Activities		Net Investment Income		Net Realized Gains from Investments		Total Dividends

CLASS A SHARES
Year Ended October 31, 2006 (d)	$1.00	0.01		—		0.01		(0.01)		—		(0.01)
Year Ended October 31, 2007 (e)	1.00	—	*	—		—	*	—	*	—		—	*
Year Ended October 31, 2008 (f)	1.00	—		—		—		—		—		—
Year Ended October 31, 2009 (g)	1.00	—	*	—	*	—	*	—	*	—	*	—	*
Year Ended October 31, 2010	1.00	—	*	—	*	—	*	—	*	—		—	*
Six Months Ended April 30, 2011 (Unaudited)(h)	1.00	—		—		—		—		—		—

CLASS C SHARES
Year Ended October 31, 2007 (k)	$1.00	—	*	—		—	*	—	*	—		—	*
Year Ended October 31, 2008 (f)	1.00	—		—		—		—		—		—
Year Ended October 31, 2009 (f)	1.00	—		—		—		—		—		—
Year Ended October 31, 2010 (f)	1.00	—		—		—		—		—		—
Six Months Ended April 30, 2011 (Unaudited)(f)	1.00	—		—		—		—		—		—

CLASS D SHARES
Year Ended October 31, 2006	$1.00	0.03		—		0.03		(0.03)		—		(0.03)
Year Ended October 31, 2007	1.00	0.03		—		0.03		(0.03)		—		(0.03)
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	—	*	—	*	—	*
Year Ended October 31, 2010	1.00	—	*	—	*	—	*	—	*	—		—	*
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	*	—	*	—	*	—	*	—	*	—	*

CLASS I SHARES
Year Ended October 31, 2006 (f)	$1.00	—	*	—		—	*	—	*	—		—	*
Year Ended October 31, 2007 (f)	1.00	—		—		—		—		—		—
Year Ended October 31, 2008 (f)	1.00	—		—		—		—		—		—
Year Ended October 31, 2009 (f)	1.00	—		—		—		—		—		—
Year Ended October 31, 2010 (l)	1.00	—	*	—		—	*	—	*	—		—	*
Six Months Ended April 30, 2011 (Unaudited)(f)	1.00	—		—		—		—		—		—

CLASS Y SHARES
Year Ended October 31, 2006	$1.00	0.03		—		0.03		(0.03)		—		(0.03)
Year Ended October 31, 2007	1.00	0.03		—		0.03		(0.03)		—		(0.03)
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)
Year Ended October 31, 2009	1.00	0.01		—	*	0.01		(0.01)		—	*	(0.01)
Year Ended October 31, 2010	1.00	—	*	—	*	—	*	—	*	—		—	*
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	*	—	*	—	*	—	*	—	*	—	*

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income to Average Net Assets(b)		Ratios of Expenses to Average Net Assets(b)(c)

CLASS A SHARES
Year Ended October 31, 2006 (d)	$1.00	0.56%		$1		1.06%		3.35%		1.49%
Year Ended October 31, 2007 (e)	1.00	0.18%		—		0.72%		2.96%		0.92%
Year Ended October 31, 2008 (f)	1.00	—%		—		—%		—%		—%
Year Ended October 31, 2009 (g)	1.00	0.01	%(i)		**	0.31	%(i)	0.36	%(i)	0.07	%(i)
Year Ended October 31, 2010	1.00	—	%(j)		**	0.15%		0.12	%(j)	0.28%
Six Months Ended April 30, 2011 (Unaudited)(h)	1.00	—	%#	—		0.26%		(0.02)%		0.48%

CLASS C SHARES
Year Ended October 31, 2007 (k)	$1.00	0.09%		$—		1.34%		2.24%		1.54%
Year Ended October 31, 2008 (f)	1.00	—%		—		—%		—%		—%
Year Ended October 31, 2009 (f)	1.00	—%		—		—%		—%		—%
Year Ended October 31, 2010 (f)	1.00	—%		—		—%		—%		—%
Six Months Ended April 30, 2011 (Unaudited)(f)	1.00	—%		—		—%		—%		—%

CLASS D SHARES
Year Ended October 31, 2006	$1.00	2.77%		$48,502		0.66%		2.76%		0.99%
Year Ended October 31, 2007	1.00	3.04%		40,184		0.63%		3.04%		0.83%
Year Ended October 31, 2008	1.00	2.13%		69,787		0.46%		2.05%		0.66%
Year Ended October 31, 2009	1.00	0.31	%(i)	95,350		0.43	%(i)	0.29	%(i)	0.63	%(i)
Year Ended October 31, 2010	1.00	0.01	%(j)	73,988		0.26%		0.01	%(j)	0.64%
Six Months Ended April 30, 2011 (Unaudited)	1.00	0.01%		100,365		0.24%		0.01%		0.68%

CLASS I SHARES
Year Ended October 31, 2006 (f)	$1.00	—%		$—		—%		—%		—%
Year Ended October 31, 2007 (f)	1.00	—%		—		—%		—%		—%
Year Ended October 31, 2008 (f)	1.00	—%		—		—%		—%		—%
Year Ended October 31, 2009 (f)	1.00	—%		—		—%		—%		—%
Year Ended October 31, 2010 (l)	1.00	0.01%		—		0.16%		0.09	%(j)	0.37%
Six Months Ended April 30, 2011 (Unaudited)(f)	1.00	—%		—		—%		—%		—%

CLASS Y SHARES
Year Ended October 31, 2006	$1.00	3.02%		$12,424		0.39%		2.92%		0.77%
Year Ended October 31, 2007	1.00	3.30%		18,936		0.34%		3.31%		0.54%
Year Ended October 31, 2008	1.00	2.38%		143,730		0.20%		2.31%		0.40%
Year Ended October 31, 2009	1.00	0.55	%(i)	97,789		0.18	%(i)	0.57	%(i)	0.38	%(i)
Year Ended October 31, 2010	1.00	0.08	%(j)	31,180		0.18%		0.09	%(j)	0.39%
Six Months Ended April 30, 2011 (Unaudited)	1.00	0.02%		30,590		0.23%		0.03%		0.43%

*	Less than $0.005 per share.

**	Less than $500.

#	Less than 0.005%.

(a)	Not annualized for periods less than one year. Total returns do not include redemption charges.

(b)	Annualized for periods less than one year.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of the time the class had operations, which was 78 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

(e)

Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of the time the class had operations, which was 24 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

(f)	During the period, the class had no operations. The net asset values reflected represent the last day the class had shareholders.

(g)

Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 262 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

(h)

Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 141 days during the period. The net asset value, end of period, represents the last day during the period the class had shareholders.

(i)

Included in the ratios are the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.03% and the total return and net investment income ratio would have increased by 0.03%.

(i)

Class C Shares commenced operations on July 30, 2007 and were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 15 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

(j)

During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.

(l)

Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 51 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

42	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investment Transactions		Total from Investment Activities		Net Investment Income		Net Realized Gains from Investments		Total Dividends

CLASS A SHARES
Year Ended October 31, 2006	$1.00	0.04		—		0.04		(0.04)		—		(0.04)
Year Ended October 31, 2007	1.00	0.05		—		0.05		(0.05)		—		(0.05)
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	—	*	—	*	—	*
Year Ended October 31, 2010	1.00	—		—		—	*	—	*	—	*	—	*
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	*	—	*	—	*	—	*	—		—	*

CLASS B SHARES
Year Ended October 31, 2006	$1.00	0.04		—		0.04		(0.04)		—		(0.04)
Year Ended October 31, 2007	1.00	0.05		—		0.05		(0.05)		—		(0.05)
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	—	*	—	*	—	*
Year Ended October 31, 2010	1.00	—	*	—	*	—	*	—	*	—	*	—	*
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	*	—	*	—	*	—	*	—		—	*

CLASS C SHARES
Period Ended October 31, 2007 (f)	$1.00	0.04		—		0.04		(0.04)		—		(0.04)
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	—	*	—	*	—	*
Year Ended October 31, 2010 (g)	1.00	—	*	—	*	—	*	—	*	—	*	—	*
Six Months Ended April 30, 2011 (Unaudited)(h)	1.00	—		—		—		—		—		—

CLASS D SHARES
Year Ended October 31, 2006	$1.00	0.04		—		0.04		(0.04)		—		(0.04)
Year Ended October 31, 2007	1.00	0.05		—		0.05		(0.05)		—		(0.05)
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	—	*	—	*	—	*
Year Ended October 31, 2010	1.00	—	*	—	*	—	*	—	*	—	*	—	*
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	*	—	*	—	*	—	*	—		—	*

CLASS I SHARES
Year Ended October 31, 2006 (i)	$1.00	0.02		—		0.02		(0.02)		—		(0.02)
Year Ended October 31, 2007 (j)	1.00	0.05		—		0.05		(0.05)		—		(0.05)
Year Ended October 31, 2008	1.00	0.03		—		0.03		(0.03)		—		(0.03)
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	—	*	—	*	—	*
Year Ended October 31, 2010	1.00	—	*	—	*	—	*	—	*	—	*	—	*
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	*	—	*	—	*	—	*	—		—	*

CLASS Y SHARES
Year Ended October 31, 2006	$1.00	0.04		—		0.04		(0.04)		—		(0.04)
Year Ended October 31, 2007	1.00	0.05		—		0.05		(0.05)		—		(0.05)
Year Ended October 31, 2008	1.00	0.03		—		0.03		(0.03)		—		(0.03)
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	—	*	—	*	—	*
Year Ended October 31, 2010	1.00	—	*	—	*	—	*	—	*	—	*	—	*
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	*	—	*	—	*	—	*	—		—	*

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)		Ratios of Expenses to Average Net Assets(b)(c)

CLASS A SHARES
Year Ended October 31, 2006	$1.00	4.16%		$1,287,045	0.72%		4.13%		0.73%
Year Ended October 31, 2007	1.00	4.63	%(d)	1,090,807	0.65	%(d)	4.56	%(d)	0.70%
Year Ended October 31, 2008	1.00	2.20%		703,712	0.67%		2.29%		0.67%
Year Ended October 31, 2009	1.00	0.14	%(e)	574,577	0.52	%(e)	0.14	%(e)	0.72	%(e)
Year Ended October 31, 2010	1.00	0.02	%(k)	25,926	0.23%		0.01	%(k)	0.67%
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	%#	5,048	0.21%		0.01%		0.68%

CLASS B SHARES
Year Ended October 31, 2006	$1.00	4.29%		$1	1.31%		3.95%		1.32%
Year Ended October 31, 2007	1.00	4.76	%(d)	1	1.25	%(d)	4.01	%(d)	1.28%
Year Ended October 31, 2008	1.00	1.67%		54	1.29%		1.24%		1.29%
Year Ended October 31, 2009	1.00	0.08	%(e)	84	0.54	%(e)	0.08	%(e)	1.30	%(e)
Year Ended October 31, 2010	1.00	0.02	%(k)	88	0.22%		0.01	%(k)	1.27%
Six Months Ended April 30, 2011 (Unaudited)	1.00	0.01%		30	0.20%		0.01%		1.28%

CLASS C SHARES
Period Ended October 31, 2007 (f)	$1.00	3.79	%(d)	$428	1.20	%(d)	3.78	%(d)	1.25%
Year Ended October 31, 2008	1.00	1.59%		101	1.27%		1.28%		1.27%
Year Ended October 31, 2009	1.00	0.08	%(e)	229	0.50	%(e)	0.04	%(e)	1.32	%(e)
Year Ended October 31, 2010 (g)	1.00	0.02	%(k)	**	0.23%		0.01	%(k)	1.27%
Six Months Ended April 30, 2011 (Unaudited)(h)	1.00	—%		—	—%		—%		—%

CLASS D SHARES
Year Ended October 31, 2006	$1.00	4.32%		$967,456	0.57%		4.27%		0.58%
Year Ended October 31, 2007	1.00	4.79	%(d)	761,155	0.50	%(d)	4.66	%(d)	0.54%
Year Ended October 31, 2008	1.00	2.36%		1,438,199	0.52%		1.92%		0.52%
Year Ended October 31, 2009	1.00	0.18	%(e)	767,551	0.48	%(e)	0.21	%(e)	0.58	%(e)
Year Ended October 31, 2010	1.00	0.02	%(k)	922,510	0.22%		0.02	%(k)	0.52%
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	%#	713,784	0.20%		0.01%		0.53%

CLASS I SHARES
Year Ended October 31, 2006 (i)	$1.00	1.80%		$23,002	0.17%		5.08%		0.23%
Year Ended October 31, 2007 (j)	1.00	4.99	%(d)	949,095	0.15	%(d)	4.73	%(d)	0.17%
Year Ended October 31, 2008	1.00	2.72%		4,908,887	0.17%		2.23%		0.18%
Year Ended October 31, 2009	1.00	0.43	%(e)	8,176,980	0.22	%(e)	0.38	%(e)	0.22	%(e)
Year Ended October 31, 2010	1.00	0.08	%(k)	5,100,891	0.16%		0.07	%(k)	0.17%
Six Months Ended April 30, 2011 (Unaudited)	1.00	0.02%		2,634,223	0.17%		0.04%		0.18%

CLASS Y SHARES
Year Ended October 31, 2006	$1.00	4.58%		$517,089	0.32%		4.49%		0.33%
Year Ended October 31, 2007	1.00	5.05	%(d)	6,267,594	0.26	%(d)	4.78	%(d)	0.28%
Year Ended October 31, 2008	1.00	2.61%		6,747,758	0.27%		2.53%		0.27%
Year Ended October 31, 2009	1.00	0.32	%(e)	3,370,299	0.33	%(e)	0.38	%(e)	0.33	%(e)
Year Ended October 31, 2010	1.00	0.02	%(k)	2,918,347	0.22%		0.02	%(k)	0.27%
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	%#	2,657,980	0.20%		0.01%		0.28%

*	Less than $0.005 per share.

**	Less than $500.

#	Less than 0.005%.

(a)	Not annualized for periods less than one year. Total returns do not include redemption charges.

(b)	Annualized for periods less than one year.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to the Fund related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.03%, 0.03%, 0.02%, 0.02%, 0.00% and 0.01% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

(e)

Included in the ratios are the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.06% and the total return and net investment income ratio would have increased by 0.06%.

(f)

Class C Shares commenced operations on November 20, 2006 and were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 346 days during the period.

(g)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 351 days during the period.

(h)	During the period, the class had no operations. The net asset values reflected represent the last day the class had shareholders.

(i)	Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 136 days during the period.

(j)	Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 357 days during the period.

(k)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	43

HSBC INVESTOR U. S. TREASURY MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investment Transactions		Total from Investment Activities		Net Investment Income		Net Realized Gains from Investments		Total Dividends

CLASS A SHARES
Year Ended October 31, 2006	$1.00	0.04		—		0.04		(0.04)		—		(0.04)
Year Ended October 31, 2007	1.00	0.04		—		0.04		(0.04)		—		(0.04)
Year Ended October 31, 2008	1.00	0.01		—		0.01		(0.01)		—		(0.01)
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	—	*	—	*	—	*
Year Ended October 31, 2010	1.00	—	*†	—	*	—	*	—	*	—		—	*
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	*†	—	*	—	*	—	*	—		—	*

CLASS B SHARES
Year Ended October 31, 2006	$1.00	0.03		—		0.03		(0.03)		—		(0.03)
Year Ended October 31, 2007	1.00	0.04		—		0.04		(0.04)		—		(0.04)
Year Ended October 31, 2008	1.00	0.01		—		0.01		(0.01)		—		(0.01)
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	—	*	—	*	—	*
Year Ended October 31, 2010	1.00	—	*†	—	*	—	*	—	*	—		—	*
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	*†	—	*	—	*	—	*	—		—	*

CLASS C SHARES
Year Ended October 31, 2008 (e)	$1.00	—		—		—		—		—		—
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	—	*	—	*	—	*
Year Ended October 31, 2010 (g)	1.00	—	*†	—	*	—	*	—	*	—		—	*
Six Months Ended April 30, 2011 (Unaudited)(h)	1.00	—		—		—		—		—		—

CLASS D SHARES
Year Ended October 31, 2006	$1.00	0.04		—		0.04		(0.04)		—		(0.04)
Year Ended October 31, 2007	1.00	0.04		—		0.04		(0.04)		—		(0.04)
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	—	*	—	*	—	*
Year Ended October 31, 2010	1.00	—	*†	—	*	—	*	—	*	—		—	*
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	*†	—	*	—	*	—	*	—		—	*

CLASS I SHARES
Year Ended October 31, 2006	$1.00	0.04		—		0.04		(0.04)		—		(0.04)
Year Ended October 31, 2007	1.00	0.05		—		0.05		(0.05)		—		(0.05)
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	—	*	—	*	—	*
Year Ended October 31, 2010	1.00	—	*†	—	*	—	*	—	*	—		—	*
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	*†	—	*	—	*	—	*	—		—	*

CLASS Y SHARES
Year Ended October 31, 2006	$1.00	0.04		—		0.04		(0.04)		—		(0.04)
Year Ended October 31, 2007	1.00	0.05		—		0.05		(0.05)		—		(0.05)
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	—	*	—	*	—	*
Year Ended October 31, 2010	1.00	—	*†	—	*	—	*	—	*	—		—	*
Six Months Ended April 30, 2011 (Unaudited)	1.00	—	*†	—	*	—	*	—	*	—		—	*

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income to Average Net Assets(b)		Ratios of Expenses to Average Net Assets(b)(c)

CLASS A SHARES
Year Ended October 31, 2006	$1.00	3.74%		$67,861	0.74%		3.75%		0.77%
Year Ended October 31, 2007	1.00	4.19	%(d)	84,355	0.68	%(d)	4.09	%(d)	0.74%
Year Ended October 31, 2008	1.00	1.38%		580,458	0.67%		1.06%		0.67%
Year Ended October 31, 2009	1.00	0.07%		385,994	0.24%		0.07%		0.66%
Year Ended October 31, 2010	1.00	0.01	%(f)	32,973	0.14%		0.01	%(f)	0.67%
Six Months Ended April 30, 2011 (Unaudited)	1.00	0.01%		1,495	0.13%		0.01%		0.68%

CLASS B SHARES
Year Ended October 31, 2006	$1.00	3.12%		$40	1.35%		3.09%		1.38%
Year Ended October 31, 2007	1.00	3.57	%(d)	41	1.28	%(d)	3.51	%(d)	1.35%
Year Ended October 31, 2008	1.00	0.86%		131	1.11%		1.01%		1.28%
Year Ended October 31, 2009	1.00	0.07%		60	0.24%		0.07%		1.26%
Year Ended October 31, 2010	1.00	0.01	%(f)	50	0.14%		0.01	%(f)	1.27%
Six Months Ended April 30, 2011 (Unaudited)	1.00	0.01%		50	0.13%		0.01%		1.28%

CLASS C SHARES
Year Ended October 31, 2008 (e)	$1.00	0.01%		$1,103	0.64%		0.20%		1.26%
Year Ended October 31, 2009	1.00	0.07%		$7,138	0.22%		0.04%		1.26%
Year Ended October 31, 2010 (g)	1.00	0.01	%(f)	**	0.13%		—	%(f)	1.27%
Six Months Ended April 30, 2011 (Unaudited)(h)	1.00	—%		—	—%		—%		—%

CLASS D SHARES
Year Ended October 31, 2006	$1.00	3.90%		$302,637	0.60%		3.85%		0.62%
Year Ended October 31, 2007	1.00	4.34	%(d)	297,120	0.53	%(d)	4.28	%(d)	0.62%
Year Ended October 31, 2008	1.00	1.53%		937,905	0.52%		1.33%		0.59%
Year Ended October 31, 2009	1.00	0.07%		955,652	0.23%		0.06%		0.51%
Year Ended October 31, 2010	1.00	0.01	%(f)	726,244	0.14%		0.01	%(f)	0.52%
Six Months Ended April 30, 2011 (Unaudited)	1.00	0.01%		925,731	0.13%		0.01%		0.53%

CLASS I SHARES
Year Ended October 31, 2006	$1.00	4.37%		$6,521	0.19%		4.12%		0.27%
Year Ended October 31, 2007	1.00	4.74	%(d)	73,460	0.15	%(d)	4.38	%(d)	0.22%
Year Ended October 31, 2008	1.00	1.90%		3,771,262	0.16%		1.26%		0.16%
Year Ended October 31, 2009	1.00	0.14%		3,322,962	0.16%		0.14%		0.16%
Year Ended October 31, 2010	1.00	0.01	%(f)	1,379,042	0.13%		0.01	%(f)	0.17%
Six Months Ended April 30, 2011 (Unaudited)	1.00	0.01%		1,174,422	0.13%		0.01%		0.18%

CLASS Y SHARES
Year Ended October 31, 2006	$1.00	4.16%		$42,934	0.35%		4.07%		0.37%
Year Ended October 31, 2007	1.00	4.60	%(d)	41,256	0.27	%(d)	4.34	%(d)	0.32%
Year Ended October 31, 2008	1.00	1.78%		1,364,310	0.27%		1.34%		0.27%
Year Ended October 31, 2009	1.00	0.08%		996,309	0.22%		0.08%		0.26%
Year Ended October 31, 2010	1.00	0.01	%(f)	1,147,150	0.14%		0.01	%(f)	0.27%
Six Months Ended April 30, 2011 (Unaudited)	1.00	0.01%		977,307	0.13%		0.01%		0.28%

*	Less than $0.005 per share.

**	Less than $500.

†	Calculated based on average shares outstanding.

(a)	Not annualized for periods less than one year. Total returns do not include redemption charges.

(b)	Annualized for periods less than one year.

(c)	Excludes fee reduction. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2007, HSBC reimbursed amounts the Fund related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.01%, 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

(e)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 26 days during the period.

(f)

During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.

(g)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 351 days during the period.

(h)	Class C Shares were not active.

44	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2011 (Unaudited)

1.	Organization:

          HSBC Investor Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of April 30, 2011, the Trust is comprised of 15 separate operational funds, each a series of the HSBC Investor Family of Funds. The accompanying financial statements are presented for the following 5 funds (individually a “Fund,” collectively the “Funds”):

Fund	Short Name

HSBC Investor New York Tax-Free Money Market Fund	N.Y. Tax-Free Money Market Fund
HSBC Investor Prime Money Market Fund	Prime Money Market Fund
HSBC Investor Tax-Free Money Market Fund	Tax-Free Money Market Fund
HSBC Investor U.S. Government Money Market Fund	U.S. Government Money Market Fund
HSBC Investor U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

All the Funds are diversified funds. Each Fund is a part of the HSBC Investor Family of Funds. Financial statements for all other funds of HSBC Investor Family of Funds are published separately.

          The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Funds are authorized to issue six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares and Class Y Shares. In addition, the Prime Money Market Fund, Tax-Free Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund are authorized to issue Class I Shares. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class A, Class D, Class E, Class I or Class Y Shares of the Funds. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges.

          Under the Trust’s organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Securities Valuation:

          The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Investment Transactions and Related Income:

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

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Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

Restricted and Illiquid Securities:

          A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees. Therefore, not all restricted securities are considered illiquid. At April 30, 2011, the Funds did not hold any restricted securities that were deemed illiquid.

Repurchase Agreements:

          The Funds (except U.S. Treasury Money Market Fund) may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The U.S. Treasury Money Market Fund may temporarily invest in repurchase agreements collaterized by U.S. Treasury Obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable funds within the HSBC Investor Family of Funds in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

          Dividends to shareholders from net investment income are declared daily and paid monthly from each Fund. Dividends from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

          The character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

          Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

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Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

3.	Investment Valuation Summary:

          The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1: quoted prices in active markets for identical assets

•	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

          Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value and are typically categorized as Level 2 in the fair value hierarchy. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund holding the instrument would receive if it sold the instrument. The fair value of securities in the Funds can be expected to vary with changes in prevailing interest rates.

Investments in other money market funds are priced at net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

For the period ended April 30, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of April 30, 2011 in valuing the Funds’ investments based upon the three levels defined above:

	LEVEL 1	LEVEL 2	LEVEL 3	Total

New York Tax-Free Money Market Fund
Investment Securities: (a)
Variable Rate Demand Notes	$—	$462,548,573	$—	$462,548,573
Municipal Bonds	—	50,729,835	—	50,729,835
Investment Companies	100,777	—	—	100,777

Total Investment Securities	$100,777	$513,278,408	$—	$513,379,185

Prime Money Market Fund Fund
Investment Securities: (a)
Certificates of Deposit	$—	$2,338,008,240	—	$2,338,008,240
Commercial Paper and Notes	—	2,943,249,371	—	2,943,249,371
Corporate Obligations	—	740,787,253	—	740,787,253
Variable Rate Demand Notes	—	537,160,000	—	537,160,000
Municipal Bonds	—	84,625,000	—	84,625,000
U.S. Treasury Obligations	—	350,678,538	—	350,678,538
Repurchase Agreements	—	220,000,000	—	220,000,000
Time Deposits	—	830,000,000	—	830,000,000

Total Investment Securities	$—	$8,044,508,402	$—	$8,044,508,402

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Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Tax-Free Money Market Fund
Investment Securities: (a)
Variable Rate Demand Notes	$—	$110,595,000	$—	$110,595,000
Commercial Paper and Notes	—	1,500,000	—	1,500,000
Municipal Bonds	—	17,749,971	—	17,749,971
Investment Company	439	—	—	439

Total Investment Securities	$439	$129,844,971	$—	$129,845,410

U.S. Government Money Market Fund
Investment Securities: (a)
U.S. Government and Government Agency Obligations	$—	$2,147,576,669	$—	$2,147,576,669
U.S. Treasury Obligations	—	856,144,227	—	856,144,227
Repurchase Agreements	—	2,980,000,000	—	2,980,000,000

Total Investment Securities	$—	$5,983,720,896	$—	$5,983,720,896

U.S. Treasury Money Market Fund
Investment Securities: (a)
U.S. Treasury Obligations	$—	$2,950,519,161	$—	$2,950,519,161

Total Investment Securities	$—	$2,950,519,161	$—	$2,950,519,161

(a)	For detailed investment categorizations, see the accompanying Schedules of Portfolio Investments.

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of April 30, 2011.

          In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

4.	Related Party Transactions and Other Agreements and Plans:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services as investment adviser, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at an annual rate of 0.10%.

          HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement. For its services in this capacity, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class Y Shares, at an annual rate of:

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Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

Fund	Fee Rate

N.Y.Tax-Free Money Market Fund	0.05%
Prime Money Market Fund	0.10%
Tax-Free Money Market Fund	0.10%
U.S. Government Money Market Fund	0.10%
U.S. Treasury Money Market Fund	0.10%

          The Bank of New York Mellon (the “Servicer”) provides recordkeeping, reporting and processing services to the Prime Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund, Class I Shares. The Servicer is paid by the Investment Adviser from its profits and not by the Funds, for these services.

Administration:

          HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC received from the Funds (as well as other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets for each class, subject to certain allocations in cases where one fund invests some or all of its assets in another fund. An amount equal to 50% of the administration fees is deemed to be class specific.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as Sub-Administrator for the Trust and the HSBC Investor Family of Funds (collectively, the “Trusts”), subject to the general supervision of the Trusts’ Board of Trustees and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above minus 0.02%, which is retained by HSBC. During the period ended April 30, 2011, Citi voluntarily reduced its sub-administration fees by $98,153. During the period ended April 30, 2011, HSBC voluntarily reduced its administration fees by $38,738.

          Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi $137,025 for the period ended April 30, 2011, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

          Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, 1.00% and 0.25% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), Class C Shares (currently charging 0.75%) and Class D Shares (currently not being charged) of the Funds, respectively. As of the most recent fiscal period end, Foreside, as Distributor, also received $563,987, $466,210 and $49,225 in commissions from sales of HSBC Investor Family of Funds, for Class A Shares, Class B Shares and Class C Shares, respectively, of which $30, $6 and $- were reallocated to HSBC-affiliated brokers and dealers for Class A Shares, Class B Shares and Class C Shares, respectively. Expenses reduced during the period ended April 30, 2011 are reflected on the Statements of Operations as “Fees voluntarily reduced by Distributor.”

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Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

Shareholder Servicing:

          The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.60%, 0.25%, 0.25%, 0.25% and 10% (expected to charge 0.05%) of the average daily net assets of Class A Shares (currently charging 0.40%), Class B Shares, Class C Shares, Class D Shares and Class E Shares of the Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.85%, 1.00%, 1.00%, 0.50% and 10% annually of each Fund’s average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class E Shares respectively. Expenses reduced during the period ended April 30, 2011 are reflected on the Statements of Operations as “Fees voluntarily reduced by Shareholder Servicing Agent.”

Fund Accounting and Transfer Agency:

          Citi provides fund accounting and transfer agency services for each fund of the HSBC Investor Family of Funds. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per fund and share class, subject to certain minimums and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services and money market fund reporting services.

Independent Trustees:

          Each non-interested Trustee is compensated with a $63,000 annual Board retainer for service as a Trustee of the Trust and the other HSBC Investor Funds, as well as a $3,000 annual retainer for each Committee of the Board of the Trust and other HSBC Investor Funds. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership. Any emeritus Trustees will be compensated for their services in accordance with a predetermined portion of the non-interested Trustee compensation schedule approved by the Board of Trustees.

Fee Reductions:

          The Investment Adviser has agreed to contractually limit through March 1, 2012 the annual total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, of the Prime Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

Fund	Class	Contractual Expense Limitations

Prime Money Market Fund	E	0.25%	*
Prime Money Market Fund	I	0.20%
U.S. Government Money Market Fund	E	0.25%	*
U.S. Government Money Market Fund	I	0.20%
U.S. Treasury Money Market Fund	E	0.25%	*
U.S. Treasury Money Market Fund	I	0.20%

*	As of April 30, 2011, Class E Shares were not operational.

          Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. At April 30, 2011, there were no remaining contractual reimbursements that are subject to repayment by the Funds in subsequent years.

          The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, the Administrator and Investment Adviser may waive/reimburse additional fees at their discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi are reported separately on the Statements of Operations, as applicable.

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Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

          The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Expenses reduced during the period ended April 30, 2011 are reflected on the Statements of Operations as “Fees Reduced by Custody Credits”, as applicable.

5.	Concentration of Credit Risk:

          The N.Y. Tax-Free Money Market Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York municipal securities than are municipal money market funds that are not concentrated in these issuers to the same extent.

6.	Federal Income Tax Information:

          At April 30, 2011, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

New York Tax-Free Money Market Fund	$513,379,185	$—	$—	$—
Prime Money Market Fund	8,044,508,402	—	—	—
Tax-Free Money Market Fund	129,845,410	—	—	—
U.S. Government Money Market Fund	5,983,720,896	—	—	—
U.S Treasury Money Market Fund	2,950,519,161	—	—	—

The tax character of dividends paid by the Funds as of latest tax year ended October 31, 2010 was as follows:

	Dividends paid from

		Net	Total	Tax	Total
	Ordinary Income	Long Term Gains	Taxable Dividends	Exempt Distributions	Dividends Paid(1)

New York Tax-Free Money Market Fund	$4,313	$56	$4,369	$92,885	$97,254
Prime Money Market Fund	10,613,089	—	10,613,089	—	10,613,089
Tax-Free Money Market Fund	35	—	35	78,140	78,175
U.S. Government Money Market Fund	7,207,291	—	7,207,291	—	7,207,291
U.S Treasury Money Market Fund	533,359	—	533,359	—	533,359

As of latest tax year ended October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)

New York Tax-Free Money Market Fund	$—	$16,470	$—	$16,470	$(16,468)	$—	$—	$2
Prime Money Market Fund	648,604	—	—	648,604	(644,724)	(200,309)	—	(196,429)
Tax-Free Money Market Fund	1,744	2,443	35	4,222	(2,443)	—	—	1,779
U.S. Government Money Market Fund	461,197	—	—	461,197	(460,695)	(180,513)	—	(180,011)
U.S Treasury Money Market Fund	72,629	—	—	72,629	(29,046)	—	—	43,583

          As of latest tax year ended October 31, 2010, the following Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Fund	Amount	Expires

Prime Money Market Fund	$200,309	2016
U.S. Government Money Market Fund	180,513	2018

During the latest tax year ended October 31, 2010, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount

Prime Money Market Fund	$173,883
U.S. Government Money Market Fund	75,493

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Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

          The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was enacted on December 22, 2010. The RIC Modernization Act makes changes to several tax rules impacting the Funds. In general, the provisions of the RIC Modernization Act will be effective for the Funds’ fiscal year ending October 31, 2012. Although the RIC Modernization Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the RIC Modernization Act on a Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending October 31, 2012.

7.	Legal and Regulatory Matters:

          On September 26, 2006, BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

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Investment Adviser Contract Approval (Unaudited)

          Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the fund, as defined in the 1940 Act (the “Independent Trustees”) review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2011 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

I. Annual Continuation of Advisory and Sub-Advisory Agreements

          The Board met in person on December 7, 2010 and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met on November 22 and December 6, 2010 to consider, among other things:

•

the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and HSBC Global Asset Management (USA) Inc. (the “Adviser”) and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) to one or more Funds; and

•

the approval of the continuation of certain other ancillary agreements to which the Adviser is a party that obligate the Adviser to provide the Funds with administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (each, an “Ancillary Agreement”).

          Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Advisory Contracts, Sub-Advisory Contracts and Ancillary Agreements (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance; (iv) trading practices of the Adviser and Sub-Advisers; (iv) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper Inc.; (v) total expense ratios, including in comparison with the total expense ratios of other similar funds based on materials provided by Lipper Inc.; (vi) the profitability of the Adviser and certain of the Sub-Advisers; and (vii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trust and to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

          On November 22, 2010, the Contracts Committee convened and its members reviewed the information provided in advance of the meeting and discussed, among other things: (i) the Ancillary Agreements; (ii) the Trusts’ arrangements with the Sub-Advisers and the Funds advised by the Sub-Advisers; and (iii) the Adviser’s investment advisory arrangements with respect to the World Selection Funds. At the conclusion of the meeting, the Committee requested certain additional information from the Adviser with respect to the services provided or proposed to be provided under the Ancillary Agreements, among other matters. The Contracts Committee also convened on December 6, 2010 to discuss, among other things: (i) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (ii) the Adviser’s profitability; and (iii) the Adviser’s response to the follow-up questions posed by the Contracts Committee following the November 22, 2010 Contracts Committee meeting. Following the December 6 Contracts Committee meeting, the members of the Contracts Committee determined to recommend to the Board, including the Independent Trustees, that the Agreements be continued for an additional one-year period.

          At the in-person meeting held on December 7, 2010, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

          Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to

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Investment Adviser Contract Approval (Unaudited) (continued)

the Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the World Selection Funds and the equity Funds, as well as the capabilities and performance of the Adviser’s portfolio management and credit review teams with respect to the Money Market Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides to the Funds, including the Adviser’s oversight and management of the Funds’ other service providers.

          The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; and (iii) the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. With respect to the Money Market Funds, the Independent Trustees considered the financial support the Adviser and its affiliates have afforded the Money Market Funds, in terms of both the actions taken with respect to structured investment vehicle investments in 2008 and the fee waivers and reimbursements made to maintain a non-negative yield for the Money Market Funds more recently. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

          The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, experience, and the quality of their compliance programs, among other factors. In the context of the HSBC Investor International Equity Portfolio (“International Equity Portfolio” or “Portfolio”), the Independent Trustees considered that, although they were not satisfied with the performance of the Portfolio, the Adviser had taken steps to address the Portfolio’s performance, including proposing the approval of Lord, Abbett & Co. LLC (“Lord Abbett”) to replace AllianceBernstein L.P. (“AllianceBernstein”) as investment sub-adviser to the Portfolio at the Board meeting held on December 7, and that AllianceBernstein’s services should be evaluated on the basis that AllianceBernstein likely would be replaced by Lord Abbett early in 2011.

          Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers, and that the services provided supported continuance of the Agreements.

          Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the case of the International Equity Portfolio, as noted above, the Independent Trustees considered that the Adviser had taken steps to address performance that the Independent Trustees did not deem satisfactory, including proposing that Lord Abbett become the investment sub-adviser of the Fund in place of AllianceBernstein. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to retain non-negative performance. The Independent Trustees determined that the Funds’ investment performance and the Adviser’s actions to improve investment performance, where applicable, supported continuance of the Agreements.

          Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including by means of an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Independent Trustees also considered the advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper Inc. The Independent Trustees determined that the Funds had advisory fees competitive with those of similar funds, noting the resources, expertise and experience provided to the Funds.

          The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships. In this regard, the Independent Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

54	HSBC INVESTOR FAMILY OF FUNDS

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Investment Adviser Contract Approval (Unaudited) (continued)

          With respect to the administrative support services provided by the Adviser, the Independent Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds.

          The Independent Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were fair and reasonable in light of the factors set forth above.

          Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. The Independent Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

          In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

II. Approval of Sub-Advisory Agreement for the HSBC Investor International Equity Fund

          The Valuation and Investment Oversight Committee of the Board (the “Investment Committee”), which consists of the Independent Trustees, and the Board met in person and considered the initial approval of the Investment Sub-Advisory Agreement between the Adviser and Lord Abbett with respect to the International Equity Portfolio on December 6 and 7, 2010, respectively. The HSBC Investor International Equity Fund series of HSBC Advisor Funds Trust and the HSBC Investor Overseas Fund series of HSBC Investor Funds each invests all of its investable assets in the International Equity Portfolio in a master-feeder structure.

          Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Investment Sub-Advisory Agreement. This information included, among other things, information about: (i) the services that Lord Abbett would provide; (ii) the personnel who would provide such services; (iii) investment performance; (iv) fees that would be received by Lord Abbett, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper Inc.; and (v) total expense ratios, including in comparison with the total expense ratios of other similar funds based on materials provided by Lipper Inc. Counsel to the Trust and to the Independent Trustees were present at the Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

          At the meeting of the Investment Committee, the Committee members received a presentation by Lord Abbett and discussed the information presented at and the materials provided in advance of the meeting. Based on its deliberations, the Committee determined to recommend to the Board, including the Independent Trustees, that Lord Abbett replace AllianceBernstein as the Sub-Adviser of the Portfolio. At the meeting of the Board, the Independent Trustees considered the recommendation of the Investment Committee and further evaluated the proposal. As a result of this process, the Board and Independent Trustees determined to approve the Investment Sub-Advisory Agreement with respect to the Portfolio for an initial term of two years.

The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

          Nature, Extent, and Quality of Services to be Provided by the Sub-Adviser. The Independent Trustees considered information provided by the Adviser on Lord Abbett’s history, investment selection process, style tilt and flexibility, performance and tracking error. The Independent Trustees considered Lord Abbett’s organizational structure and biographical information on key employees of the firm. The Independent Trustees noted the Adviser’s view that Lord Abbett has

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Investment Adviser Contract Approval (Unaudited) (continued)

competitive advantages in the strong team dynamic of its core international strategy team members, the risk management framework used in managing portfolios, and the collaboration between the portfolio management team and others within the firm. The Independent Trustees also noted the Adviser’s comparison of Lord Abbett’s investment process to that of AllianceBernstein and the Adviser’s belief that Lord Abbett’s investment process had produced more stable returns over the longer term than that of AllianceBernstein. The Independent Trustees concluded that the nature, extent and quality of the services that Lord Abbett appeared able to provide supported engaging Lord Abbett to be the Portfolio’s Sub-Adviser.

          Investment Performance of the Sub-Adviser. The Independent Trustees considered Lord Abbett’s performance with respect to its international equity strategy over various time periods, including one, three, five and ten years. The Independent Trustees noted that the firm’s 2009 performance for the international equity strategy had been negatively affected by its fourth quarter results, but that its three year and five year performance had remained strong. The Independent Trustees also noted the consistency of Lord Abbett’s investment performance over the past five calendar years, noting that 2006 was the only year where the firm had underperformed versus the MSCI EAFE Large Cap Core Index. The Independent Trustees also noted that Lord Abbett’s consistent performance was demonstrated by its scoring in the top quartile for relative and absolute risk efficiency during that period. The Independent Trustees concluded that Lord Abbett’s investment performance for its international strategy supported its engagement as Sub-Adviser to the Portfolio.

          Costs of Services and Profits Realized by the Sub-Adviser. The Independent Trustees considered the proposed fee for providing sub-advisory services to the Portfolio and the fact that the fee was identical to the fee currently paid to AllianceBernstein. The Independent Trustees considered the information presented regarding the competitiveness of the International Equity Portfolio’s advisory fees and the total expense ratios of the HSBC Investor International Equity Fund and HSBC Investor Overseas Fund more generally in light of the proposed sub-advisory fee. The Independent Trustees concluded that the fee proposed to be paid to Lord Abbett is fair and reasonable.

          Other Relevant Considerations. Among other factors, the Independent Trustees considered the needs of the shareholders of the HSBC Investor International Equity Fund and HSBC Investor Overseas Fund in terms of investment performance, as determined by the Multimanager team of the Adviser, the Adviser’s efforts to locate one or more investment sub-advisers that had a track record of producing investment performance with the desired attributes, individually or as a group, and the relative difficulty in interesting potential candidates to pursue the sub-advisory relationship with the Portfolio, given its relatively small asset size. The Independent Trustees also considered the extent to which the Portfolio’s expense structure may permit economies of scale to be shared with the Portfolio’s shareholders and the extent to which the Portfolio’s shareholders might benefit from these potential economies of scale. The Independent Trustees also noted the proposed contractual caps on certain Fund expenses for the HSBC Investor Overseas Fund in order to reduce or control the overall operating expenses of the Fund.

          In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the proposed Sub-Advisory Agreement with respect to the International Equity Portfolio for an initial term of two years.

III. Approval of an Advisory Contract Supplement and Sub-Advisory Agreement for the HSBC Investor Risk Managed Fund

          On February 28, 2011, the Contracts Committee and the Board met in person to consider the expansion of the HSBC Investor Funds family to include a new series of HSBC Investor Funds, the HSBC Investor Risk Managed Fund (“Risk Managed Fund”) and, in connection therewith, approving:

•	the Advisory Contract between the Adviser and the Trust with respect to the Risk Managed Fund and the related Contract Supplement applicable to the Risk Managed Fund (“RM Advisory Agreement”);

•	a Sub-Advisory Agreement between the Adviser and Sinopia Asset Management (“Sinopia”) with respect to the Risk Managed Fund (“RM Sub-Advisory Agreement”); and

•	the Trust’s Ancillary Agreements applicable to the Risk Managed Fund

          Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the RM Advisory Agreement, the RM Sub-Advisory Agreement and the Ancillary Agreements applicable to the Risk Managed Fund (collectively, the “RM Agreements”). This information included, among other things, information about: (i) the services the Adviser and Sinopia would provide to the Risk Managed Fund; (ii) per-

56	HSBC INVESTOR FAMILY OF FUNDS

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Investment Adviser Contract Approval (Unaudited) (continued)

sonnel who provide such services; (iii) relevant past investment performance of Sinopia; and (iv) fees proposed to be received by the Adviser and Sinopia with respect to the Risk Managed Fund in comparison with other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc. Counsel to the Trust and to the Independent Trustees were present at the Contracts Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

          At its meeting, the Contracts Committee reviewed and discussed the information provided in advance of the meeting and received a presentation about Sinopia. Based on its deliberations, the Committee determined to recommend to the Board, including the Independent Trustees, that the RM Agreements be approved with respect to the Risk Managed Fund, subject to the completion by the Funds’ Chief Compliance Officer of his review of Sinopia’s compliance program and final confirmation that the Adviser and Sinopia wished for the sub-advisory fee to be split evenly as proposed. At the meeting of the Board, the Independent Trustees considered the recommendation of the Contracts Committee and further evaluated the proposal. As a result of this process, the Board and Independent Trustees determined to approve the RM Agreements with respect to the Risk Managed Fund, subject to the completion of the Chief Compliance Officer’s review of Sinopia’s compliance program and final confirmation by the Adviser and Sinopia as to the sub-advisory fee. Subsequent to the meeting, the Chief Compliance Officer completed his review and indicated to the Board that he was satisfied with Sinopia’s compliance program and the sub-advisory fee was finalized as proposed.

The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

          Nature, Extent, and Quality of Services Provided by Adviser and Sinopia. The Independent Trustees considered the nature, quality and extent of the investment advisory services to be provided by the Adviser and Sinopia with respect to the Risk Managed Fund. With respect to the Adviser, the Independent Trustees considered that the services provided would be consistent with those provided to other Funds, and therefore considered the same points as they did in considering the annual renewal of the Advisory Contract in December 2010 as set forth above.

          With respect to Sinopia, the Independent Trustees considered the scope of Sinopia’s business and Sinopia’s experience with respect to the proposed investment strategy for the Risk Managed Fund. The Independent Trustees also considered the quality and experience of the personnel proposed to manage the Risk Managed Fund’s assets and information about the past investment performance of an account managed by Sinopia using an investment strategy substantially similar to that proposed for the Risk Managed Fund (the “Performance Information”).

          Based upon these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services proposed to be provided by the Adviser and Sinopia with respect to the Risk Managed Fund.

          Investment Performance of Sinopia. The Independent Trustees considered performance information provided by the Adviser regarding an account managed by Sinopia in accordance with an investment objective and strategy substantially similar to that proposed for the Risk Managed Fund, including how the account in question had performed in both bull and bear markets and how the performance had compared to a benchmark. The Independent Trustees concluded that the investment performance presented supported the initial approval of the RM Sub-Advisory Agreement.

          Costs of Proposed Services and Profits to be Realized by the Adviser and Sinopia. The Independent Trustees considered the costs of the proposed services to be provided by the Adviser and Sinopia to the Risk Managed Fund. In this regard, the Independent Trustees considered information pertaining to the proposed advisory fees and the projected total expense ratios as compared to other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc. The Independent Trustees also considered certain information on the Adviser’s profitability with respect to its relationship with the Funds that had been presented at the December 7, 2010 meeting of the Board of Trustees, as set forth above. The Independent Trustees concluded that the advisory fees proposed to be payable to the Adviser and Sinopia are fair and reasonable in light of the factors set forth above.

          Other Relevant Considerations. The Independent Trustees also considered the extent to which the Risk Managed Fund’s expense structure may permit economies of scale to be shared with the Fund’s shareholders and the extent to which the Risk Managed Fund’s shareholders might benefit from these potential economies of scale. The Independent Trustees also noted the proposed contractual caps on certain Fund expenses proposed to be provided by the Adviser with respect to the Funds in order to reduce or control the overall operating expenses of the Fund.

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Investment Adviser Contract Approval (Unaudited) (continued)

          Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the RM Agreements, subject to the completion of the Chief Compliance Officer’s review of Sinopia’s compliance program.

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Table of Shareholder Expenses—as of April 30, 2011 (Unaudited)

          As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, shareholder servicing fees; and exchange fees and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (“Funds”) and to compare the cost with the ongoing costs of investing in other mutual funds.

          These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 through April 30, 2011.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

			Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expenses Paid During Period* 11/1/10 – 4/30/11	Annualized Expense Ratio During Period 11/1/10 – 4/30/11

New York Tax-Free Money Market Fund	Class A Shares		$1,000.00	$1,000.10	$1.14	0.23%
	Class D Shares		1,000.00	1,000.00	1.14	0.23%
	Class Y Shares		1,000.00	1,000.10	1.09	0.22%
Prime Money Market Fund	Class A Shares		1,000.00	1,000.10	1.39	0.28%
	Class B Shares		1,000.00	1,000.00	1.39	0.28%
	Class C Shares		1,000.00	1,000.00	1.39	0.28%
	Class D Shares		1,000.00	1,000.10	1.39	0.28%
	Class I Shares		1,000.00	1,000.60	0.84	0.17%
	Class Y Shares		1,000.00	1,000.10	1.39	0.28%
Tax-Free Money Market Fund	Class A Shares	**	1,000.00	1,000.00	1.00	0.26%
	Class D Shares		1,000.00	1,000.10	1.19	0.24%
	Class Y Shares		1,000.00	1,000.20	1.14	0.23%
U.S. Government Money Market Fund	Class A Shares		1,000.00	1,000.00	1.04	0.21%
	Class B Shares		1,000.00	1,000.10	0.99	0.20%
	Class D Shares		1,000.00	1,000.00	0.99	0.20%
	Class I Shares		1,000.00	1,000.20	0.84	0.17%
	Class Y Shares		1,000.00	1,000.00	0.99	0.20%
U.S. Treasury Money Market Fund	Class A Shares		1,000.00	1,000.10	0.64	0.13%
	Class B Shares		1,000.00	1,000.10	0.64	0.13%
	Class D Shares		1,000.00	1,000.10	0.64	0.13%
	Class I Shares		1,000.00	1,000.10	0.64	0.13%
	Class Y Shares		1,000.00	1,000.10	0.64	0.13%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

**

Expenses are equal to the Tax-Free Money Market Fund Class A Shares annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period operational from November 1, 2010 to April 30, 2011, divided by the number of days in the fiscal year.

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Table of Shareholder Expenses—as of April 30, 2011 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expenses Paid During Period* 11/1/10 – 4/30/11	Annualized Expense Ratio During Period 11/1/10 – 4/30/11

New York Tax-Free Money Market Fund	Class A Shares		$1,000.00	$1,023.65	$1.15	0.23%
	Class D Shares		1,000.00	1,023.65	1.15	0.23%
	Class Y Shares		1,000.00	1,023.70	1.10	0.22%
Prime Money Market Fund	Class A Shares		1,000.00	1,023.41	1.40	0.28%
	Class B Shares		1,000.00	1,023.41	1.40	0.28%
	Class C Shares		1,000.00	1,023.41	1.40	0.22%
	Class D Shares		1,000.00	1,023.41	1.40	0.28%
	Class I Shares		1,000.00	1,023.95	0.85	0.17%
	Class Y Shares		1,000.00	1,023.41	1.40	0.28%
Tax-Free Money Market Fund	Class A Shares	**	1,000.00	1,018.31	1.01	0.26%
	Class D Shares		1,000.00	1,023.60	1.20	0.24%
	Class Y Shares		1,000.00	1,023.65	1.15	0.23%

U.S. Government Money Market Fund	Class A Shares		1,000.00	1,023.75	1.05	0.21%
	Class B Shares		1,000.00	1,023.80	1.00	0.20%
	Class D Shares		1,000.00	1,023.80	1.00	0.20%
	Class I Shares		1,000.00	1,023.95	0.85	0.17%
	Class Y Shares		1,000.00	1,023.80	1.00	0.20%
U.S. Treasury Money Market Fund	Class A Shares		1,000.00	1,024.15	0.65	0.13%
	Class B Shares		1,000.00	1,024.15	0.65	0.13%
	Class D Shares		1,000.00	1,024.15	0.65	0.13%
	Class I Shares		1,000.00	1,024.15	0.65	0.13%
	Class Y Shares		1,000.00	1,024.15	0.65	0.13%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

**

Expenses are equal to the Tax-Free Money Market Class A Shares annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year, (to reflect the one half year period). Information shown reflects values using the expense ratios for the 141 days of operation during the period, and has been annualized to relect values for the period November 1, 2010 to April 30, 2011.

60	HSBC INVESTOR FAMILY OF FUNDS

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Additional Information—(Unaudited) (concluded)

A Special Meeting of Shareholders

A meeting of shareholders of the HSBC Investor Funds was held on June 15, 2011. At the meeting the shareholders voted and approved the following proposal:

Proposal 1: To elect each of the following six nominees to serve as a Trustee on the Boards of Trustees of the Trusts until his or her successor is duly elected and qualify.

	No. of Shares	% of Outstanding Shares	% of Shares Voted

	Marcia L. Beck
Affirmative	8,013,741,245.100	43.325%	86.413%
Withhold	1,260,049,503.170	6.812%	13.587%
TOTAL	9,273,790,748.270	50.137%	100.000%

	Sylvia Coutinho
Affirmative	8,013,782,283.636	43.325%	86.413%
Withhold	1,260,008,464.634	6.812%	13.587%
TOTAL	9,273,790,748.270	50.137%	100.000%

	Susan S. Huang
Affirmative	8,013,758,594.267	43.325%	86.413%
Withhold	1,260,032,154.003	6.812%	13.587%
TOTAL	9,273,790,748.270	50.137%	100.000%

	Alan S. Parsow
Affirmative	8,014,028,515.450	43.326%	86.416%
Withhold	1,259,762,232.820	6.811%	13.584%
TOTAL	9,273,790,748.270	50.137%	100.000%

	Thomas F. Robards
Affirmative	8,009,688,698.670	43.303%	86.369%
Withhold	1,264,102,049.600	6.834%	13.631%
TOTAL	9,273,790,748.270	50.137%	100.000%

	Michael Seely
Affirmative	8,014,132,476.900	43.327%	86.417%
Withhold	1,259,658,271.370	6.810%	13.583%
TOTAL	9,273,790,748.270	50.137%	100.000%

Other Information:

          Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ web-site at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, N.A., and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC INVESTOR FAMILY OF FUNDS	61

HSBC INVESTOR FAMILY OF FUNDS:	CUSTODIAN
The Northern Trust Company
INVESTMENT ADVISER AND ADMINISTRATOR	50 South LaSalle Street
HSBC Global Asset Management (USA) Inc.	Chicago, IL 60603
452 Fifth Avenue
New York, NY 10018	INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
SHAREHOLDER SERVICING AGENTS	KPMG LLP
For HSBC Bank USA, N.A. and	191 West Nationwide Blvd., Suite 500
HSBC Securities (USA) Inc. Clients:	Columbus, OH 43215
HSBC Bank USA, N.A.
452 Fifth Avenue	LEGAL COUNSEL
New York, NY 10018	Dechert LLP
1-888-525-5757	1775 I Street, N.W.
Washington, D.C. 20006
For All Other Shareholders:
HSBC Investor Funds
P.O. Box 182845
Columbus, OH 43218-2845
1-800-782-8183

TRANSFER AGENT
Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, Ohio 43230-3202

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-SR-MMF-0611	6/11

HSBC Global Asset Management (USA) Inc.

April 30, 2011

HSBC World Selection Funds

Semi-Annual report

	Class A	Class B	Class C

Aggressive Strategy Fund	HAAGX	HBAGX	HCAGX

Balanced Strategy Fund	HAGRX	HSBGX	HCGRX

Moderate Strategy Fund	HSAMX	HSBMX	HSCMX

Conservative Strategy Fund	HACGX	HBCGX	HCCGX

HSBC World Selection Funds
Semi-Annual Report - April 30, 2011

Glossary of Terms

Barclays Capital U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment-grade, USD-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities. Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities.

Barclays Capital U.S. Corporate Bond Index is an unmanaged index that includes publicly issued U.S. corporate and specified foreign debentures and secured notes, which meet the specified maturity, liquidity, and quality requirements and to qualify, bonds must be SEC-registered.

Barclays Capital U.S. High-Yield Corporate Bond Index is an unmanaged index that covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Citigroup U.S. Domestic 3-Month Treasury Bill Index is an unmanaged index of three-month Treasury bills.

Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Merrill Lynch U.S. High Yield Master II Index is an unmanaged index which measures the performance of the broad high-yield market.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell Midcap® Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

June 21, 2011

To Our Shareholders:

During the six months through April 30, 2011, the HSBC Investor Funds performed quite well, and for this we thank our managers and the Multi-manager team that monitors their results. The HSBC Investor Growth Fund and HSBC Investor Opportunity Fund significantly outperformed their benchmarks during the period. The Growth Fund (Class I Shares) returned 19.29% versus 16.96% for the Russell 1000® Growth Index1. The Opportunity Fund (Class I Shares) returned 30.43% versus 27.08% for the Russell 2500TM Growth Index1. Although they underperformed their respective benchmarks, the HSBC Investor International Equity Fund (Class I Shares) and the HSBC Investor Value Fund (Class I Shares) both provided respectable returns. The International Equity Fund returned 12.17% versus 12.95% for the MSCI EAFE Index1 and the Value Fund returned 16.65% versus 17.29% for the Russell 1000® Value Index1. The World Selection Funds (Class A Shares, without sales charge) also produced positive returns during the period: Aggressive Strategy returned 14.61%, Balanced Strategy returned 12.31%, Moderate Strategy returned 9.43% and Conservative Strategy returned 6.27%. These funds were beneficiaries of positive returns across a wide spectrum of asset classes.

Though clearly the board’s focus is on risk-adjusted performance, we also monitor asset trends. Here, to no one’s surprise, assets in our money market funds continue to decline. Today’s low rates remain the culprit, obliging the advisor and service providers to continue to waive fees. Such fee waivers amounted to $8.6 million for the six months ended April 30, and $22.4 million for the fiscal year ended October 31, 2010— tangible evidence of their commitment to maintaining a competitive return.

We are delighted to note that our other funds are seeing positive growth. Assets in the HSBC World Selection Funds increased during the period due to investment performance and shareholder subscriptions. The Investor Equity Funds also increased their assets during period, benefitting from strong performance in the global equity markets.

We are pleased that the advisor is taking steps to broaden the Funds’ product offerings, especially in those areas where HSBC enjoys competitively distinguishing experience and skill. The advisor launched two emerging market fixed income funds on April 7: the HSBC Emerging Markets Debt Fund and the HSBC Emerging Markets Local Debt Fund. Such funds are rising in popularity as investors seek the diversity and higher yields of foreign markets and currencies. We have included additional information on the advisor’s capabilities in emerging markets, and we look forward to working with the advisor to expand our emerging markets offerings within the fund family.

Among the issues troubling investors today are how the end of “QEII”—the U.S. Federal Reserve’s second round of quantitative easing measures—may affect markets this summer and prospects for inflation in the near term. The only positive thing one might say of inflation is that it enables politicians some surcease from the price of their follies, enabling them to pay old debt with new, less valuable money. Everything else is pernicious: inflation erodes savings, discourages investment, introduces price distortions, leads to tax bracket creep, increases labor strife and inevitably leads to an economic contraction when central bankers—usually late in the game—ratchet rates up.

The challenge for investors facing such concerns is to be proactive in their asset allocation, something with which our advisor assists investors all over the world. Our shareholders can learn more about these capabilities by visiting an HSBC Financial Advisor or by visiting the Funds’ website at http://investorfunds.us.hsbc.com. Investors can learn more about the Funds, including the World Selection Funds, which provide simple and efficient asset allocation within a single mutual fund investment.

4	HSBC INVESTOR FAMILY OF FUNDS

Chairman’s Message (continued)

As a fund complex dominated (though to a declining extent) by money market fund offerings, we are following closely the U.S. President’s Working Group on Financial Markets and the Security & Exchange Commission’s effort to implement new reforms that will enhance the stability of the money market fund industry and seek to prevent crises like the one that occurred in September 2008, when the net asset value of the Reserve Primary Fund–a large money market fund–fell below $1 a share. One of the more interesting proposed reforms has come from HSBC. That proposal can be found on the SEC’s website, http://www.sec.gov/comments/4-619/4-619.shtml. We will continue to monitor all industry reform proposals put forth towards providing the best money market fund structures and products to meet the needs of our shareholders.

Cordially,

Michael Seely
Chairman, HSBC Investor Funds

[1]	For additional information, please refer to the Glossary of Terms.

Emerging markets fixed income is a key investment strategy for HSBC Global Asset Management. Considered to be one of the largest emerging markets investment managers in the world, HSBC Global Asset Management currently manages US$145 billion, as at December 31, 2010, in emerging market assets globally.

The HSBC Emerging Markets Debt team, based in New York, has managed institutional portfolios around the world since 1987. The team is currently led by Guillermo Ossés, Head of Emerging Markets Debt Portfolio Management.

Emerging markets debt has grown into an important asset class over the last decade as legal, regulatory and economic climates within many emerging markets countries have improved.

Since 1990, the emerging markets debt investment universe has grown significantly to reach over US$11 trillion as at end of December 2010. Thanks to strong economic fundamentals and improving debt dynamics, emerging market countries have experienced credit upgrades for both corporate and government issuers. Today, more than half of the emerging market universe is investment grade, and emerging market bonds have substantially outperformed developed market bonds over the last 15 years.

Key factors influencing this growth include:

•	High economic growth rates

•	Improving fundamentals through sound fiscal policies and responsible monetary policy

•	Strong demand for raw materials, goods and services

•	Positive long-term outlook

The diversity among economies in more than 50 emerging market countries provides investors with a variety of risk/reward opportunities. Emerging Markets Debt can have a legitimate place in any portfolio as a strategic investment. As part of a broader portfolio, Emerging markets debt has the potential to enhance returns and provide diversification for investors. As these emerging market economies expand, governments and corporations alike look to local and international markets to finance growth.

HSBC INVESTOR FAMILY OF FUNDS	5

President’s Message

Dear Shareholder,

Welcome to the HSBC Investor Funds semi-annual report, covering the period between November 1, 2010 and April 30, 2011. This report offers detailed information about your Funds’ results. We encourage you to review it carefully.

Inside these pages, you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. As always, the report includes the financial statements covering the first half of the fiscal year for each of the Funds. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets during the period and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

Short-term interest rates continue to hover around record low levels. In response, HSBC has continued to waive a portion of its advisory and shareholder servicing fees from the various money market funds in order to maintain a positive yield for the Funds’ shareholders.

Our Multimanager team continues to review and monitor the subadvisers that manage the Equity Funds’ capabilities and during the fiscal period recommended to the Funds’ Board a change in the subadviser for the International Equity Portfolio. As a result, Lord, Abbett & Co. became the subadviser for that Portfolio effective at the close of business on January 12. The team also reviews and monitors the third party funds in which the World Selection Funds invest.

On April 7 of this year, we launched two emerging market fixed income funds, HSBC Emerging Markets Debt Fund and HSBC Emerging Markets Local Debt Fund. A description of our emerging markets capabilities is also included as part of this report; we hope you find it to be of interest. We believe that adding the emerging markets asset class to the HSBC fund family will provide shareholders with a broad range of investment options that capitalize on one of HSBC’s strengths — investing in emerging markets.

In closing, we would like to thank you for investing through the HSBC Investor Funds. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

6	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy continued its recovery during the six-month period between November 1, 2010 and April 30, 2011. Moderate economic growth coincided with continued strength in emerging economies and better-than-expected corporate earnings. The economic recovery continued to benefit from the Federal Reserve Board’s decision to keep the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25%.

The period began with renewed concerns about the risk of a sovereign debt default. Eurozone monetary stability appeared especially threatened by the sovereign debt crisis in Ireland and the possibility that the crisis would spread to weak peripheral economies, particularly Portugal and Spain. This threat was alleviated to some extent later in the period due to the approval of an economic rescue package for Ireland and successful debt auctions in Italy, Portugal and Spain.

Growth remained robust in many emerging economies, but inflationary pressures increased. Many governments tightened monetary policy in order to counter rising prices of food and other commodities. Oil prices rose sharply in the first quarter, a development that dampened economic growth during the last two months of the period.

The U.S. Gross Domestic Product (“GDP”)1 grew at 3.1% during the fourth quarter of 2010—a slowdown from the previous quarter but still ahead of expectations. GDP during the first quarter of 2011 experienced growth at 1.8%. U.S. consumer confidence returned to pre-recession levels, though it dipped somewhat toward the end of the period. Job creation picked up during the period, but unemployment remained a significant drag on the economic recovery. Home sales in the U. S. rose, but home prices remained low and foreclosure and delinquency rates hit record levels. Meanwhile, reports showed that manufacturing activity was robust, the services sector expanded and consumer confidence trended upward.

Market Review

Markets performed poorly throughout November due to a number of factors, including eurozone monetary instability, speculation about potential interest rate hikes, and geopolitical tensions involving North Korea. By the end of 2010, however, investors were reassured by economic rescue packages for several eurozone economies and improving U.S. economic data, sending stocks significantly higher.

Equities continued to perform strongly during the first two months of 2011 as a number of signs emerged that the U.S. economy was on surer footing. Data showed increasing consumer confidence, robust manufacturing, soaring home sales and substantial corporate earnings.

Numerous factors undermined investor confidence late in the period, including inflation in emerging economies and persistently high unemployment in the U.S. During the second half of the period, several dramatic and historic events threatened the stability of global markets. Unrest in the Middle East, most notably in Egypt and Libya, weighed on investor confidence. Then the earthquake and tsunami in Japan triggered a sharp dive in equities in mid-March. Rising oil and commodity prices also weighed on investor confidence and contributed to lagging returns during the last two months of the period.

Investors favored higher-risk areas of the equity market, helping emerging markets and small-cap stocks produce strong gains during the six months through April 2011. The Russell 2000® Index1 of small-company stocks returned 23.73% and the MSCI EAFE Index1 returned 12.95%.

Stocks in developed economies, with the notable exception of Japan, posted moderate gains during the period. European markets rose as governments coordinated a response to sovereign debt problems and economic activity increased. In the U.S., the energy and industrials sectors performed strongly due in part to rising commodity prices. The S&P 500 Index1 of large-company stocks returned 16.36% for the six months through April 30, 2011.

Among fixed-income securities, corporate bonds—particularly high-yield bonds—exhibited strength throughout the period as investors sought out additional yield in a low interest rate environment. The Barclays Capital U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 0.02% for the six months through April 30, 2011, while the Barclays Capital U.S. High-Yield Corporate Bond Index1 returned 7.23%.

The pursuit of yield led to low demand for government bonds. U.S. Treasury yields ticked upward throughout much of the period, though they remained low by historical standards. Treasuries faced increasing pressure from both the growing U.S. debt burden and concerns about a demand shortfall after the current quantitative easing program ends.

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	7

Portfolio Reviews (Unaudited)

Aggressive Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause a Fund to underperform other similar funds or cause you to lose money, and that a Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that a Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying funds also have their own expenses, which the Funds bear in addition to their own expenses.

Equity Securities Risk: A portion of the assets of a Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of a Fund is allocated to Underlying Funds investing primarily in fixed income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

Market Commentary

The HSBC World Selection Funds, Class A Shares (“Funds”) (without sales charge), generated the following total returns for the six-month period between November 1, 2010 and April 30, 2011:

Aggressive Strategy Fund: 14.61%
Balanced Strategy Fund: 12.31%
Moderate Strategy Fund: 9.43%
Conservative Strategy Fund: 6.27%

The Funds’ benchmark/reference indices posted the following performance during the same period:

S&P 500 Index[1]: 16.36%
MSCI EAFE Index[1]: 12.95%
Barclays Capital U.S. Aggregate Bond Index[1]: 0.02%
Citigroup U.S. Domestic 3-Month T-Bill Index[1]: 0.07%

The World Selection Funds aim to provide superior risk-adjusted returns for each Fund. The Funds’ broadly diversified investment approach across various asset classes and investment styles strongly contributes to achieving this objective.

Each World Selection Fund has a strategic asset allocation which represents a carefully constructed blend of asset classes, regions and currencies to meet the longer term investment goals. The Adviser shorter term views are reflected in tactical adjustments to the longer term allocations.

During the reporting period, several tactical changes were implemented in the Funds.

The period started with a modest underweight in equities, a preference for corporate bonds within fixed income and broadly neutral positions in alternative investments. Within developed market equities, there was a preference for defensive sectors.

At the broad asset class level, the exposure to equities was increased to a neutral position in November 2010 and to a moderately overweight position in January 2011. Those changes reflected the improved backdrop for riskier asset classes.

Within developed market equities, the overweight position in defensive sectors was brought back to neutral in December.

In the fixed income portion of the fund, the allocation to U.S. high yield bonds was further increased during the second half of 2010, mainly at the expense of U.S. government bonds and investment-grade corporate bonds as valuations for these bonds are considered less attractive.

All HSBC World Selection Funds performed strongly during the first two months of the period, mainly driven by the returns provided by riskier asset classes such as equities. Furthermore, within the fixed income segment of the fund, the increased allocation to high yield bonds made substantial contributions to the overall performance as the high-yield segment outperformed all other fixed income areas during the period.

The first quarter of 2011 was volatile with notable event risk. The World Selection Funds’ diversified investment approach helped smooth returns for investors during this challenging period and all Funds posted positive total returns over the quarter.

The Funds investment approach also includes various alternative asset classes. Some of these asset classes—for example, private equity and commodities—were among the best performing asset classes of 2010. The World Selection Funds benefited from those strong returns.

[1]	For additional information, please refer to the Glossary of Terms.

The Portfolio composition for the HSBC World Selection Funds is subject to change.

8	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

Aggressive Strategy Fund

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[4]

As of April 30, 2011	Inception Date	Six Months*	1 Year	5 Year	Since Inception		Gross	Net

Aggressive Strategy Fund Class A1	2/14/05	8.91	13.20	2.42	5.60		2.34	1.84

Aggressive Strategy Fund Class B2	2/9/05	10.16	14.36	2.69	5.74		3.09	2.59

Aggressive Strategy Fund Class C3	6/9/05	13.26	17.36	2.74	6.04		3.09	2.59

S&P 500 Index[5]	—	16.36	17.22	2.95	4.31	[6]	N/A	N/A

MSCI EAFE Index[5]	—	12.95	19.70	2.02	6.38	[6]	N/A	N/A

Barclays Capital U.S. Aggregate Bond Index[5]	—	0.02	5.36	6.33	5.10	[6]	N/A	N/A

Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.07	0.15	2.02	2.31	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund from March 1, 2011 through March 1, 2012.

During the years ended October 31, 2008, 2009 and 2010 and the period ended April 30, 2011, certain Underlying Funds received a one-time payment in respect of a class action settlement which had the result of increasing their total returns. By virtue of the Fund’s investments in these Underlying Funds, the total returns for the years ended October 31, 2008, 2009 and 2010 and period ended April 30, 2011 were higher than they would have been had these Underlying Funds not received the payments.

*	Aggregate total return.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]

Reflects the expense ratio as reported in the prospectus dated March 1, 2011. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.50%, 2.25%, and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2012. Additional information pertaining to the April 30, 2011 expense ratios can be found in the financial highlights.

[5]	For additional information, please refer to the Glossary of Terms.

[6]	Return for the period February 9, 2005 to April 30, 2011.

HSBC INVESTOR FAMILY OF FUNDS	9

Portfolio Reviews (Unaudited)

Balanced Strategy Fund

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[4]

As of April 30, 2011	Inception Date	Six Months*	1 Year	5 Year	Since Inception		Gross	Net

Balanced Strategy Fund Class A1	2/8/05	6.66	12.40	3.05	5.77		1.72	1.72

Balanced Strategy Fund Class B2	2/1/05	7.84	13.40	3.33	6.05		2.47	2.47

Balanced Strategy Fund Class C3	4/27/05	10.84	16.38	3.34	6.34		2.47	2.47

S&P 500 Index[5]	—	16.36	17.22	2.95	4.35	[6]	N/A	N/A

MSCI EAFE Index[5]	—	12.95	19.70	2.02	6.36	[6]	N/A	N/A

Barclays Capital U.S. Aggregate Bond Index[5]	—	0.02	5.36	6.33	5.20	[6]	N/A	N/A

Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.07	0.15	2.02	2.30	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

During the years ended October 31, 2007, 2008, 2009 and 2010 and the period ended April 30, 2011, certain Underlying Funds received a onetime payment in respect of a class action settlement which had the result of increasing their total returns. By virtue of the Fund’s investments in these Underlying Funds, the total returns for the years ended October 31, 2007, 2008, 2009 and 2010 and the period ended April 30, 2011 were higher than they would have been had these Underlying Funds not received the payments.

*	Aggregate total return.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	Reflects the expense ratio as reported in the prospectus dated March 1, 2011.

[5]	For additional information, please refer to the Glossary of Terms.

[6]	Return for the period February 1, 2005 to April 30, 2011.

10	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

Moderate Strategy Fund

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[4]

As of April 30, 2011	Inception Date	Six Months*	1 Year	5 Year	Since Inception		Gross	Net

Moderate Strategy Fund Class A1	2/3/05	3.99	10.12	3.37	5.12		1.66	1.66

Moderate Strategy Fund Class B2	2/1/05	5.05	11.03	3.64	5.32		2.41	2.41

Moderate Strategy Fund Class C3	6/9/05	8.05	14.04	3.63	5.24		2.41	2.41

S&P 500 Index[5]	—	16.36	17.22	2.95	4.35	[6]	N/A	N/A

MSCI EAFE Index[5]	—	12.95	19.70	2.02	6.36	[6]	N/A	N/A

Barclays Capital U.S. Aggregate Bond Index[5]	—	0.02	5.36	6.33	5.20	[6]	N/A	N/A

Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.07	0.15	2.02	2.30	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

During the years ended October 31, 2007, 2008, 2009 and 2010 and the period ended April 30, 2011, certain Underlying Funds received a one-time payment in respect of a class action settlement which had the result of increasing their total returns. By virtue of the Fund’s investments in these Underlying Funds, the total returns for the years ended October 31, 2007, 2008, 2009 and 2010 and the period ended April 30, 2011 were higher than they would have been had these Underlying Funds not received the payments.

*	Aggregate total return.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	Reflects the expense ratio as reported in the prospectus dated March 1, 2011.

[5]	For additional information, please refer to Glossary of Terms.

[6]	Return for the period February 1, 2005 to April 30, 2011.

HSBC INVESTOR FAMILY OF FUNDS	11

Portfolio Reviews (Unaudited)

Conservative Strategy Fund

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[4]

As of April 30, 2011	Inception Date	Six Months*	1 Year	5 Year	Since Inception		Gross	Net

Conservative Strategy Fund Class A1	2/23/05	0.93	6.83	3.19	4.26		1.93	1.93

Conservative Strategy Fund Class B2	2/17/05	1.98	7.71	3.50	4.31		2.68	2.68

Conservative Strategy Fund Class C3	4/19/05	4.92	10.73	3.61	4.85		2.68	2.68

S&P 500 Index[5]	—	16.36	17.22	2.95	4.20	[6]	N/A	N/A

MSCI EAFE Index[5]	—	12.95	19.70	2.02	5.97	[6]	N/A	N/A

Barclays Capital U.S. Aggregate Bond Index[5]	—	0.02	5.36	6.33	5.23	[6]	N/A	N/A

Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.07	0.15	2.02	2.31	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

During the years ended October 31, 2007, 2008, 2009 and 2010 and the period ended April 30, 2011, certain Underlying Funds received a onetime payment in respect of a class action settlement which had the result of increasing their total returns. By virtue of the Fund’s investments in these Underlying Funds, the total returns for the years ended October 31, 2007, 2008, 2009 and 2010 and the period ended April 30, 2011 were higher than they would have been had these Underlying Funds not received the payments.

*	Aggregate total return.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	Reflects the expense ratio as reported in the prospectus dated March 1, 2011.

[5]	For additional information, please refer to the Glossary of Terms.

[6]	Return for the period February 17, 2005 to April 30, 2011.

12	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

Portfolio Composition*–As of April 30, 2011
HSBC World Selection Funds

Aggressive Strategy Fund

Investment Allocation	Percentage of Investments at Value

Domestic Equities	59.0%

International Equities	24.4%

Fixed Income	11.0%

Alternatives	5.1%

Cash	0.5%

100.0%

Balanced Strategy Fund

Investment Allocation	Percentage of Investments at Value

Domestic Equities	44.5%

Fixed Income	28.2%

International Equities	14.5%

Alternatives	12.3%

Cash	0.5%

100.0%

Moderate Strategy Fund

Investment Allocation	Percentage of Investments at Value

Fixed Income	44.1%

Domestic Equities	29.7%

Alternatives	13.0%

International Equities	12.4%

Cash	0.8%

100.0%

Conservative Strategy Fund

Investment Allocation	Percentage of Investments at Value

Fixed Income	61.6%

Domestic Equities	18.4%

Alternatives	11.9%

International Equities	7.0%

Cash	1.1%

100.0%

HSBC Investor Portfolios

HSBC Investor Growth Portfolio

Investment Allocation	Percentage of Investments at Value

Software	8.8%

Computers & Peripherals	8.4%

Machinery	6.3%

Energy Equipment & Services	5.5%

Diversified Financial Services	4.9%

Capital Markets	4.8%

Internet & Catalog Retail	4.8%

Internet Software & Services	4.6%

IT Services	4.2%

Communications Equipment	3.9%

Hotels, Restaurants & Leisure	3.6%

Health Care Providers & Services	3.4%

Oil, Gas & Consumable Fuels	3.1%

Road & Rail	3.0%

Aerospace & Defense	3.0%

Pharmaceuticals	2.7%

Media	2.5%

Metals & Mining	2.3%

Health Care Equipment & Supplies	2.3%

Semiconductors & Semiconductor Equipment	2.2%

Investment Company	2.2%

Specialty Retail	2.0%

Construction & Engineering	1.7%

Wireless Telecommunication Services	1.5%

Personal Products	1.2%

Auto Components	1.1%

Air Freight & Logistics	1.1%

Health Care Technology	1.1%

Food & Staples Retailing	1.0%

Automobiles	1.0%

Food Products	1.0%

Chemicals	0.8%

Total	100.0%

HSBC Investor International Equity Portfolio

Investment Allocation	Percentage of Investments at Value

Europe	60.9%

Australia & Far East	13.8%

Japan	12.7%

Other	6.8%

Canada	3.0%

Investment Company	1.6%

Exchange Traded Fund	1.2%

Total	100.0%

*	Portfolio composition is subject to change.

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	13

Portfolio Reviews (Unaudited)

Portfolio Composition*–As of April 30, 2011
HSBC Investor Portfolios

HSBC Investor Opportunity Portfolio

Investment Allocation	Percentage of Investments at Value

Oil, Gas & Consumable Fuels	10.2%

Software	5.7%

Machinery	5.3%

Commercial Services & Supplies	5.0%

Life Sciences Tools & Services	4.9%

Semiconductors & Semiconductor Equipment	4.7%

Chemicals	4.2%

Health Care Equipment & Supplies	3.7%

Food Products	3.7%

Textiles, Apparel & Luxury Goods	3.6%

Electrical Equipment	3.5%

IT Services	3.3%

Health Care Providers & Services	3.3%

Containers & Packaging	3.0%

Capital Markets	2.9%

Wireless Telecommunication Services	2.7%

Auto Components	2.4%

Road & Rail	2.1%

Communications Equipment	2.0%

Biotechnology	2.0%

Media	2.0%

Electronic Components & Semiconductors	1.9%

Metals & Mining	1.9%

Aerospace & Defense	1.8%

Internet Software & Services	1.7%

Diversified Consumer Services	1.7%

Hotels, Restaurants & Leisure	1.6%

Investment Company	1.6%

Trading Companies & Distributors	1.6%

Real Estate Investment Trusts (REITs)	1.5%

Specialty Retail	1.4%

Pharmaceuticals	1.3%

Diversified Financial Services	1.2%

Commercial Banks	0.6%

Total	100.0%

HSBC Investor Value Portfolio

Investment Allocation	Percentage of Investments at Value

Insurance	17.6%

Oil, Gas & Consumable Fuels	14.8%

Pharmaceuticals	10.0%

Metals & Mining	7.2%

Media	7.0%

Software	6.8%

Communications Equipment	5.2%

Diversified Financial Services	4.5%

Biotechnology	3.6%

Investment Company	3.2%

Food & Staples Retailing	2.8%

Aerospace & Defense	2.7%

Commercial Banks	2.1%

Machinery	2.0%

Auto Components	1.8%

Road & Rail	1.7%

Tobacco	1.6%

Commercial Services & Supplies	1.5%

Capital Markets	1.4%

Independent Power Producers & Energy Traders	1.4%

Energy Equipment & Services	1.1%

Total	100.0%

*	Portfolio composition is subject to change.

14	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

AGGRESSIVE STRATEGY FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited)

	Shares	Value($)

Affiliated Investment Company—0.3%
HSBC Investor Prime Money Market Fund, Class I Shares, 0.11% (a)	64,821	64,821

TOTAL AFFILIATED INVESTMENT COMPANY (COST $64,821)		64,821

Affiliated Portfolios—63.7%
HSBC Investor Growth Portfolio		4,550,225
HSBC Investor International Equity Portfolio		2,081,139
HSBC Investor Opportunity Portfolio		1,149,974
HSBC Investor Value Portfolio		4,587,120

TOTAL AFFILIATED PORTFOLIOS		12,368,458

Unaffiliated Investment Companies—31.3%
Cohen & Steers Institutional Global Realty Shares, Inc.	909	20,232
CRM Small/Mid Cap Value Fund, Institutional Shares	69,097	1,137,342
Delaware Emerging Markets Fund, Class I Shares	62,025	1,063,109
EII Global Property Fund, Institutional Shares	1,884	30,406
Goldman Sachs High Yield Fund, Institutional Shares	143,692	1,073,384
JPMorgan High Yield Fund, Select Shares	126,814	1,062,702
Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.03% (a)	32,901	32,901
PIMCO Commodity RealReturn Strategy Fund, Institutional Shares	9,005	91,854
Transamerica WMC Emerging Markets Fund, Class I Shares	111,967	1,576,499

TOTAL UNAFFILIATED INVESTMENT COMPANIES (COST $5,619,027)		6,088,429

Exchange Traded Fund—4.3%
PowerShares Global Listed Private Equity Portfolio ETF	67,709	830,789

TOTAL EXCHANGE TRADED FUND (COST $673,522)		830,789

TOTAL INVESTMENT SECURITIES—99.6%		19,352,497

Percentages indicated are based on net assets of $19,432,630.

(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2011.

ETF — Exchange Traded Fund

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	15

BALANCED STRATEGY FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited)

	Shares	Value($)

Affiliated Investment Company—0.5%
HSBC Investor Prime Money Market Fund, Class I Shares, 0.11% (a)	272,021	272,021

TOTAL AFFILIATED INVESTMENT COMPANY (COST $272,021)		272,021

Affiliated Portfolios—47.0%
HSBC Investor Growth Portfolio		9,832,158
HSBC Investor International Equity Portfolio		3,874,075
HSBC Investor Opportunity Portfolio		2,458,960
HSBC Investor Value Portfolio		9,862,377

TOTAL AFFILIATED PORTFOLIOS		26,027,570

Unaffiliated Investment Companies—46.7%
Cohen & Steers Institutional Global Realty Shares, Inc.	14,717	327,592
CRM Small/Mid Cap Value Fund, Institutional Shares	147,958	2,435,395
Delaware Emerging Markets Fund, Class I Shares	96,543	1,654,754
EII Global Property Fund, Institutional Shares	31,220	503,888
Goldman Sachs Emerging Markets Debt Fund, Class I Shares	242,597	3,027,569
Goldman Sachs High Yield Fund, Institutional Shares	576,209	4,304,269
JPMorgan High Yield Fund, Select Shares	513,517	4,303,276
Lord Abbett Core Fixed Income Fund, Institutional Shares	88,369	964,990
Metropolitan West Total Return Bond Fund, Institutional Shares	92,058	965,695
PIMCO Commodity RealReturn Strategy Fund, Institutional Shares	354,906	3,620,042
PIMCO Total Return Fund, Institutional Shares	117,873	1,300,038
Transamerica WMC Emerging Markets Fund, Class I Shares	175,877	2,476,352

TOTAL UNAFFILIATED INVESTMENT COMPANIES (COST $24,029,273)		25,883,860

Exchange Traded Funds—5.7%
iShares iBoxx $ Investment Grade Corporate Bond Fund	7,184	793,617
PowerShares Global Listed Private Equity Portfolio ETF	143,242	1,757,579
SPDR Gold Trust	4,139	630,618

TOTAL EXCHANGE TRADED FUNDS (COST $2,795,080)		3,181,814

TOTAL INVESTMENT SECURITIES—99.9%		55,365,265

Percentages indicated are based on net assets of $55,428,432.

(a) The rate represents the annualized one-day yield that was in effect on April 30, 2011.

ETF — Exchange Traded Fund
SPDR — Standard & Poor’s Depositary Receipt

16	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

MODERATE STRATEGY FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited)

	Shares	Value($)

Affiliated Investment Company—0.7%
HSBC Investor Prime Money Market Fund, Class I Shares, 0.11% (a)	324,155	324,155

TOTAL AFFILIATED INVESTMENT COMPANY (COST $324,155)		324,155

Affiliated Portfolios—33.6%
HSBC Investor Growth Portfolio		5,896,620
HSBC Investor International Equity Portfolio		3,477,971
HSBC Investor Opportunity Portfolio		1,516,976
HSBC Investor Value Portfolio		5,904,678

TOTAL AFFILIATED PORTFOLIOS		16,796,245

Unaffiliated Investment Companies—60.7%
Cohen & Steers Institutional Global Realty Shares, Inc.	13,063	290,775
CRM Small/Mid Cap Value Fund, Institutional Shares	89,639	1,475,462
Delaware Emerging Markets Fund, Class I Shares	63,860	1,094,556
EII Global Property Fund, Institutional Shares	23,780	383,809
Goldman Sachs Emerging Markets Debt Fund, Class I Shares	284,217	3,546,980
Goldman Sachs High Yield Fund, Institutional Shares	509,022	3,802,380
Highbridge Statistical Market Neutral Fund, Select Shares	22,907	353,455
JPMorgan High Yield Fund, Select Shares	458,774	3,844,527
Lord Abbett Core Fixed Income Fund, Institutional Shares	277,222	3,027,275
Metropolitan West Total Return Bond Fund, Institutional Shares	288,794	3,029,476
Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.03% (a)	62,336	62,338
PIMCO Commodity RealReturn Strategy Fund, Institutional Shares	370,551	3,779,623
PIMCO Total Return Fund, Institutional Shares	368,009	4,058,834
Transamerica WMC Emerging Markets Fund, Class I Shares	114,043	1,605,729

TOTAL UNAFFILIATED INVESTMENT COMPANIES (COST $28,520,917)		30,355,219

Exchange Traded Funds—4.7%
iShares iBoxx $Investment Grade Corporate Bond Fund	6,348	701,263
PowerShares Global Listed Private Equity Portfolio ETF	69,695	855,158
SPDR Gold Trust	5,281	804,613

TOTAL EXCHANGE TRADED FUNDS (COST $2,124,578)		2,361,034

TOTAL INVESTMENT SECURITIES—99.7%		49,836,653

Percentages indicated are based on net assets of $49,985,166.

(a) The rate represents the annualized one-day yield that was in effect on April 30, 2011.

ETF — Exchange Traded Fund
SPDR — Standard & Poor’s Depositary Receipt

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	17

CONSERVATIVE STRATEGY FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited)

	Shares	Value($)

Affiliated Investment Company—1.0%
HSBC Investor Prime Money Market Fund, Class I Shares, 0.11% (a)	204,978	204,978

TOTAL AFFILIATED INVESTMENT COMPANY (COST $204,978)		204,978

Affiliated Portfolios—22.6%
HSBC Investor Growth Portfolio		1,476,212
HSBC Investor International Equity Portfolio		1,185,681
HSBC Investor Opportunity Portfolio		375,453
HSBC Investor Value Portfolio		1,466,281

TOTAL AFFILIATED PORTFOLIOS		4,503,627

Unaffiliated Investment Companies—73.4%
Cohen & Steers Institutional Global Realty Shares, Inc.	1,010	22,493
CRM Small/Mid Cap Value Fund, Institutional Shares	22,351	367,900
Delaware Emerging Markets Fund, Class I Shares	5,000	85,702
EII Global Property Fund, Institutional Shares	2,353	37,970
Goldman Sachs Emerging Markets Debt Fund, Class I Shares	115,302	1,438,952
Goldman Sachs High Yield Fund, Institutional Shares	184,126	1,375,420
Highbridge Statistical Market Neutral Fund, Select Shares	35,815	552,624
JPMorgan High Yield Fund, Select Shares	164,140	1,375,489
Lord Abbett Core Fixed Income Fund, Institutional Shares	214,998	2,347,796
Metropolitan West Total Return Bond Fund, Institutional Shares	223,954	2,349,311
Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.03% (a)	19,379	19,380
PIMCO Commodity RealReturn Strategy Fund, Institutional Shares	137,382	1,401,301
PIMCO Total Return Fund, Institutional Shares	285,276	3,146,359
Transamerica WMC Emerging Markets Fund, Class I Shares	9,381	132,083

TOTAL UNAFFILIATED INVESTMENT COMPANIES (COST $14,184,503)		14,652,780

Exchange Traded Funds—3.2%
iShares iBoxx $Investment Grade Corporate Bond Fund	2,632	290,757
PowerShares Global Listed Private Equity Portfolio ETF	5,168	63,411
SPDR Gold Trust	1,921	292,684

TOTAL EXCHANGE TRADED FUNDS (COST $612,525)		646,852

TOTAL INVESTMENT SECURITIES—100.2%		20,008,237

Percentages indicated are based on net assets of $19,975,692.

(a) The rate represents the annualized one-day yield that was in effect on April 30, 2011.

ETF — Exchange Traded Fund
SPDR — Standard & Poor’s Depositary Receipt

18	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

(This Page Intentionally Left Blank)

HSBC WORLD SELECTION FUNDS

Statements of Assets and Liabilities—as of April 30, 2011 (Unaudited)

	Aggressive Strategy Fund	Balanced Strategy Fund	Moderate Strategy Fund	Conservative Strategy Fund

Assets:
Investments in Affiliated Portfolios	$12,368,458	$26,027,570	$16,796,245	$4,503,627
Investments in Affiliated Fund, at value	64,821	272,021	324,155	204,978
Investments in non-affiliates, at value	6,919,218	29,065,674	32,716,253	15,299,632

Total Investments	19,352,497	55,365,265	49,836,653	20,008,237

Receivable for capital shares issued	111,320	145,843	219,411	2,009
Reclaims receivable	4,314	10,082	8,567	1,984
Receivable from Investment Adviser	935	—	—	—
Prepaid expenses and other assets	9,608	7,362	10,353	5,710

Total Assets	19,478,674	55,528,552	50,074,984	20,017,940

Liabilities:
Payable for capital shares redeemed	11,641	23,054	15,069	6,461
Accrued expenses and other liabilities:
Administration	348	1,000	902	362
Distribution	5,320	15,445	15,710	6,834
Shareholder Servicing	3,795	10,905	9,851	3,953
Compliance Services	8	19	23	10
Accounting	151	125	122	122
Custodian	7,665	8,964	8,796	7,190
Transfer Agent	9,159	14,502	15,273	6,982
Trustee	42	85	115	77
Other	7,915	26,021	23,957	10,257

Total Liabilities	46,044	100,120	89,818	42,248

Net Assets	$19,432,630	$55,428,432	$49,985,166	$19,975,692

Composition of Net Assets:
Capital	$17,288,644	$50,191,045	$46,415,564	$18,915,587
Accumulated net investment income (loss)	(41,928)	117,818	(173,116)	(125,030)
Accumulated net realized (losses) from investments	(600,928)	(1,716,862)	(1,541,445)	(143,164)
Unrealized appreciation/depreciation on investments	2,786,842	6,836,431	5,284,163	1,328,299

Net Assets	$19,432,630	$55,428,432	$49,985,166	$19,975,692

Net Assets:
Class A Shares	$10,222,411	$28,923,247	$23,315,495	$8,457,931
Class B Shares	7,723,928	20,745,822	22,794,057	9,512,604
Class C Shares	1,486,291	5,759,363	3,875,614	2,005,157

	$19,432,630	$55,428,432	$49,985,166	$19,975,692

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	747,107	2,178,116	1,894,808	731,616
Class B Shares	587,728	1,564,467	1,854,513	832,362
Class C Shares	113,317	432,930	323,691	170,708
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$13.68	$13.28	$12.30	$11.56
Class B Shares (a)	$13.14	$13.26	$12.29	$11.43
Class C Shares (a)	$13.12	$13.30	$11.97	$11.75
Maximum Sales Charge—Class A Shares	5.00%	5.00%	5.00%	5.00%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$14.40	$13.98	$12.95	$12.17

Investments in Affiliated Fund, at cost	$64,821	$272,021	$324,155	$204,978
Investments in non-affiliate funds, at cost	$6,292,549	$26,824,353	$30,645,495	$14,797,028

(a)	Redemption Price per share varies by length of time shares are held.

20	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC WORLD SELECTION FUNDS

Statements of Operations—For the six months ended April 30, 2011 (Unaudited)

	Aggressive Strategy Fund	Balanced Strategy Fund	Moderate Strategy Fund	Conservative Strategy Fund

Investment Income:
Investment Income from non-affiliates	$108,375	$685,484	$774,691	$339,376
Investment Income from Affiliated Portfolios (a)	72,886	147,644	106,354	30,307
Investment Income from Affiliated Fund	58	284	249	137
Tax reclaims from Affiliated Portfolios (a)	775	1,608	1,421	416
Foreign tax withholding from Affiliated Portfolios (a)	(2,777)	(5,209)	(4,581)	(1,541)
Expenses from Affiliated Portfolios (a)	(40,037)	(81,383)	(57,184)	(15,862)

Total Investment Income	139,280	748,428	820,950	352,833

Expenses:
Investment Management	4,074	11,681	10,852	4,344
Administration:
Class A Shares	1,010	2,842	2,317	845
Class B Shares	730	2,007	2,259	947
Class C Shares	112	461	358	182
Distribution:
Class B Shares	24,134	66,394	74,609	31,326
Class C Shares	3,729	15,289	11,869	6,047
Shareholder Servicing:
Class A Shares	11,117	31,304	25,505	9,281
Class B Shares	8,045	22,131	24,878	10,442
Class C Shares	1,243	5,096	3,956	2,016
Accounting	9,746	9,751	9,751	9,751
Compliance Services	49	136	135	54
Custodian	12,870	17,506	17,206	14,712
Printing	10,208	28,880	28,236	10,749
Professional	1,548	5,799	5,546	1,754
Transfer Agent	25,989	41,725	42,474	21,593
Trustee	195	528	531	242
Registration fees	8,317	9,320	9,503	6,432
Other	317	666	607	398

Total expenses before fee reductions	123,433	271,516	270,592	131,115
Fees contractually reduced by Investment Adviser	(9,124)	—	—	—
Fees voluntarily reduced by Investment Adviser	(4,074)	(11,681)	(10,852)	(4,344)

Net Expenses	110,235	259,835	259,740	126,771

Net Investment Income (Loss)	29,045	488,593	561,210	226,062

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from affiliated investment securities and foreign currency transactions (a)	376,981	784,219	631,911	174,279
Net realized gains (losses) from investment securities and foreign currency transactions	245,090	629,564	651,676	303,423
Change in unrealized appreciation/depreciation on affiliated investments (a)	1,256,427	2,601,092	1,625,855	416,802
Change in unrealized appreciation/depreciation on investments	327,766	962,610	537,386	(34,178)

Net realized/unrealized gains (losses) from investments	2,206,264	4,977,485	3,446,828	860,326

Change In Net Assets Resulting From Operations	$2,235,309	$5,466,078	$4,008,038	$1,086,388

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	21

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets

	Aggressive Strategy Fund		Balanced Strategy Fund

	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$29,045	$(9,180)	$488,593	$458,898
Net realized gains (losses) from investments	622,071	607,666	1,413,783	1,861,522
Change in unrealized appreciation/depreciation on investments	1,584,193	1,237,845	3,563,702	3,081,478

Change in net assets resulting from operations	2,235,309	1,836,331	5,466,078	5,401,898

Dividends:
Net investment income:
Class A Shares	(68,444)	—	(529,559)	(120,819)
Class B Shares	(15,713)	—	(273,352)	(13,178)
Class C Shares	(3,532)	—	(57,612)	(2,104)

Change in net assets resulting from shareholder dividends	(87,689)	—	(860,523)	(136,101)

Change in net assets resulting from capital transactions	3,182,020	2,784,370	10,090,281	7,459,473

Change in net assets	5,329,640	4,620,701	14,695,836	12,725,270

Net Assets:
Beginning of period	14,102,990	9,482,289	40,732,596	28,007,326

End of period	$19,432,630	$14,102,990	$55,428,432	$40,732,596

Accumulated net investment income (loss)	$(41,928)	$16,716	$117,818	$489,748

22	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Aggressive Strategy Fund		Balanced Strategy Fund

	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,880,639	$2,263,565	$5,999,349	$5,390,506
Dividends reinvested	67,390	—	519,067	118,661
Value of shares redeemed	(772,481)	(860,729)	(1,666,465)	(2,048,014)

Class A Shares capital transactions	1,175,548	1,402,836	4,851,951	3,461,153

Class B Shares:
Proceeds from shares issued	1,813,996	1,549,215	4,084,356	4,043,666
Dividends reinvested	15,477	—	271,439	13,153
Value of shares redeemed	(481,412)	(509,274)	(960,609)	(1,683,420)

Class B Shares capital transactions	1,348,061	1,039,941	3,395,186	2,373,399

Class C Shares:
Proceeds from shares issued	699,166	470,488	2,209,987	1,889,455
Dividends reinvested	3,495	—	55,493	2,040
Value of shares redeemed	(44,250)	(128,895)	(422,336)	(266,574)

Class C Shares capital transactions	658,411	341,593	1,843,144	1,624,921

Change in net assets resulting from capital transactions	$3,182,020	$2,784,370	$10,090,281	$7,459,473

SHARE TRANSACTIONS:
Class A Shares:
Issued	146,755	200,993	478,344	480,315
Reinvested	5,344	—	42,166	10,886
Redeemed	(60,550)	(77,306)	(131,893)	(182,412)

Change in Class A Shares	91,549	123,687	388,617	308,789

Class B Shares:
Issued	147,218	144,296	324,557	358,138
Reinvested	1,275	—	22,032	1,203
Redeemed	(39,220)	(48,010)	(76,111)	(151,283)

Change in Class B Shares	109,273	96,286	270,478	208,058

Class C Shares:
Issued	55,964	43,232	173,499	167,676
Reinvested	288	—	4,490	186
Redeemed	(3,474)	(12,008)	(34,246)	(24,287)

Change in Class C Shares	52,778	31,224	143,743	143,575

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	23

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund

	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$561,210	$690,130	$226,062	$251,333
Net realized gains (losses) from investments	1,283,587	2,030,264	477,702	726,450
Change in unrealized appreciation/depreciation on investments	2,163,241	2,500,347	382,624	651,659

Change in net assets resulting from operations	4,008,038	5,220,741	1,086,388	1,629,442

Dividends:
Net investment income:
Class A Shares	(430,486)	(395,383)	(182,839)	(127,525)
Class B Shares	(348,306)	(254,802)	(179,590)	(93,624)
Class C Shares	(58,235)	(32,803)	(32,956)	(14,198)

Change in net assets resulting from shareholder dividends	(837,027)	(682,988)	(395,385)	(235,347)

Change in net assets resulting from capital transactions	6,986,545	3,662,397	3,412,167	4,028,105

Change in net assets	10,157,556	8,200,150	4,103,170	5,422,200

Net Assets:
Beginning of period	39,827,610	31,627,460	15,872,522	10,450,322

End of period	$49,985,166	$39,827,610	$19,975,692	$15,872,522

Accumulated net investment income (loss)	$(173,116)	$102,701	$(125,030)	$44,293

24	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund

	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$4,090,180	$3,956,868	$1,560,613	$2,330,836
Dividends reinvested	425,559	392,648	172,900	121,984
Value of shares redeemed	(1,612,152)	(3,557,464)	(709,420)	(1,021,219)

Class A Shares capital transactions	2,903,587	792,052	1,024,093	1,431,601

Class B Shares:
Proceeds from shares issued	3,761,900	3,696,441	2,064,968	2,543,077
Dividends reinvested	343,411	252,936	174,944	92,314
Value of shares redeemed	(1,122,787)	(1,889,818)	(465,644)	(777,671)

Class B Shares capital transactions	2,982,524	2,059,559	1,774,268	1,857,720

Class C Shares:
Proceeds from shares issued	1,509,414	1,048,351	709,604	973,280
Dividends reinvested	57,439	32,527	32,431	13,686
Value of shares redeemed	(466,419)	(270,092)	(128,229)	(248,182)

Class C Shares capital transactions	1,100,434	810,786	613,806	738,784

Change in net assets resulting from capital transactions	$6,986,545	$3,662,397	$3,412,167	$4,028,105

SHARE TRANSACTIONS:
Class A Shares:
Issued	346,592	367,550	138,872	220,441
Reinvested	36,346	36,767	15,542	11,600
Redeemed	(136,929)	(332,930)	(63,274)	(97,162)

Change in Class A Shares	246,009	71,387	91,140	134,879

Class B Shares:
Issued	318,476	343,065	185,917	242,687
Reinvested	29,360	23,691	15,908	8,875
Redeemed	(94,958)	(176,487)	(41,703)	(74,600)

Change in Class B Shares	252,878	190,269	160,122	176,962

Class C Shares:
Issued	131,979	99,026	62,256	90,908
Reinvested	5,041	3,116	2,867	1,280
Redeemed	(40,931)	(25,776)	(11,218)	(23,022)

Change in Class C Shares	96,089	76,366	53,905	69,166

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	25

AGGRESSIVE STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Year Ended October 31, 2006	$10.60	0.01		2.01	2.02	—	(0.05)	(0.05)
Year Ended October 31, 2007	12.57	—	*(f)	2.98	2.98	—	—	—
Year Ended October 31, 2008	15.55	0.02	*	(6.05)	(6.03)	—	(0.90)	(0.90)
Year Ended October 31, 2009	8.62	0.01	*	1.57	1.58	—	—	—
Year Ended October 31, 2010	10.20	0.03	*	1.80	1.83	—	—	—
Six Months Ended April 30, 2011 (Unaudited)	12.03	0.04		1.71	1.75	(0.10)	—	(0.10)

CLASS B SHARES
Year Ended October 31, 2006	$10.57	(0.05)		1.97	1.92	—	(0.05)	(0.05)
Year Ended October 31, 2007	12.44	(0.11	)*	2.94	2.83	—	—	—
Year Ended October 31, 2008	15.27	(0.08	)*	(5.90)	(5.98)	—	(0.90)	(0.90)
Year Ended October 31, 2009	8.39	(0.06	)*	1.53	1.47	—	—	—
Year Ended October 31, 2010	9.86	(0.05	)*	1.73	1.68	—	—	—
Six Months Ended April 30, 2011 (Unaudited)	11.54	—	(f)	1.63	1.63	(0.03)	—	(0.03)

CLASS C SHARES
Year Ended October 31, 2006	$10.55	(0.04)		1.95	1.91	—	(0.05)	(0.05)
Year Ended October 31, 2007	12.41	(0.11	)*	2.96	2.85	—	—	—
Year Ended October 31, 2008	15.26	(0.08	)*	(5.89)	(5.97)	—	(0.90)	(0.90)
Year Ended October 31, 2009	8.39	(0.05	)*	1.51	1.46	—	—	—
Year Ended October 31, 2010	9.85	(0.05	)*	1.73	1.68	—	—	—
Six Months Ended April 30, 2011 (Unaudited)	11.53	(0.01)		1.65	1.64	(0.05)	—	(0.05)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover(b)(e)

CLASS A SHARES
Year Ended October 31, 2006	$12.57	19.15%		$4,116	1.50%	0.05%	3.52%	48.46%
Year Ended October 31, 2007	15.55	23.71%		7,046	1.50%	(0.03)%	2.27%	45.50%
Year Ended October 31, 2008	8.62	(40.92	)%(g)	4,572	1.50%	0.13%	1.98%	72.33%
Year Ended October 31, 2009	10.20	18.33	%(h)	5,426	1.50%	0.09%	2.16%	53.42%
Year Ended October 31, 2010	12.03	17.94	%(i)	7,886	1.50%	0.24%	2.00%	50.21%
Six Months Ended April 30, 2011 (Unaudited)	13.68	14.61	%(j)	10,222	1.50%	0.70%	1.66%	39.32%

CLASS B SHARES
Year Ended October 31, 2006	$12.44	18.25%		$2,998	2.25%	(0.70)%	4.33%	48.46%
Year Ended October 31, 2007	15.27	22.75%		4,942	2.25%	(0.77)%	3.02%	45.50%
Year Ended October 31, 2008	8.39	(41.36	)%(g)	3,166	2.25%	(0.62)%	2.73%	72.33%
Year Ended October 31, 2009	9.86	17.52	%(h)	3,767	2.25%	(0.66)%	2.91%	53.42%
Year Ended October 31, 2010	11.54	17.04	%(i)	5,519	2.25%	(0.51)%	2.75%	50.21%
Six Months Ended April 30, 2011 (Unaudited)	13.14	14.16	%(j)	7,724	2.25%	(0.05)%	2.41%	39.32%

CLASS C SHARES
Year Ended October 31, 2006	$12.41	18.19%		$229	2.25%	(0.69)%	4.20%	48.46%
Year Ended October 31, 2007	15.26	22.97%		528	2.25%	(0.79)%	2.99%	45.50%
Year Ended October 31, 2008	8.39	(41.32	)%(g)	319	2.25%	(0.64)%	2.73%	72.33%
Year Ended October 31, 2009	9.85	17.40	%(h)	289	2.25%	(0.59)%	2.93%	53.42%
Year Ended October 31, 2010	11.53	17.06	%(i)	698	2.25%	(0.47)%	2.76%	50.21%
Six Months Ended April 30, 2011 (Unaudited)	13.12	14.26	%(j)	1,486	2.25%	(0.09)%	2.41%	39.32%

*	Calculated based on average shares outstanding.

(a)

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the Portfolios, affiliated and unaffiliated investments companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)	Rounds to less than $0.005 or $(0.005).

(g)

During the year ended October 31, 2008, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the year ended October 31, 2009, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)

During the year ended October 31, 2010, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.

(j)

During the period ended April 30, 2011, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.

26	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

BALANCED STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Year Ended October 31, 2006	$10.72	0.07		1.69	1.76	—	(0.03)	(0.03)
Year Ended October 31, 2007	12.45	0.11	*	2.34	2.45	(0.08)	(0.09)	(0.17)
Year Ended October 31, 2008	14.73	0.12	*	(5.21)	(5.09)	(0.09)	(0.74)	(0.83)
Year Ended October 31, 2009	8.81	0.07	*	1.55	1.62	(0.09)	—	(0.09)
Year Ended October 31, 2010	10.34	0.19	*	1.64	1.83	(0.08)	—	(0.08)
Six Months Ended April 30, 2011 (Unaudited)	12.09	0.15		1.32	1.47	(0.28)	—	(0.28)

CLASS B SHARES
Year Ended October 31, 2006	$10.78	0.02		1.66	1.68	—	(0.03)	(0.03)
Year Ended October 31, 2007	12.43	0.01	*	2.34	2.35	(0.02)	(0.09)	(0.11)
Year Ended October 31, 2008	14.67	0.03	*	(5.20)	(5.17)	— (k)	(0.74)	(0.74)
Year Ended October 31, 2009	8.76	0.01	*	1.55	1.56	(0.01)	—	(0.01)
Year Ended October 31, 2010	10.31	0.11	*	1.64	1.75	(0.01)	—	(0.01)
Six Months Ended April 30, 2011 (Unaudited)	12.05	0.10		1.31	1.41	(0.20)	—	(0.20)

CLASS C SHARES
Year Ended October 31, 2006	$10.82	0.02		1.67	1.69	—	(0.03)	(0.03)
Year Ended October 31, 2007	12.48	0.01	*	2.35	2.36	(0.01)	(0.09)	(0.10)
Year Ended October 31, 2008	14.74	0.03	*	(5.22)	(5.19)	(0.01)	(0.74)	(0.75)
Year Ended October 31, 2009	8.80	0.01	*	1.55	1.56	(0.01)	—	(0.01)
Year Ended October 31, 2010	10.35	0.12	*	1.63	1.75	(0.01)	—	(0.01)
Six Months Ended April 30, 2011 (Unaudited)	12.09	0.10		1.32	1.42	(0.21)	—	(0.21)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover(b)(e)

CLASS A SHARES
Year Ended October 31, 2006	$12.45	16.41%		$12,562	1.50%	0.87%	2.19%	80.30%
Year Ended October 31, 2007	14.73	19.92	%(f)	21,352	1.50%	0.84%	1.65%	73.45%
Year Ended October 31, 2008	8.81	(36.43	)%(g)	13,908	1.50%	0.98%	1.53%	78.59%
Year Ended October 31, 2009	10.34	18.66	%(h)	15,304	1.50%	0.84%	1.57%	47.74%
Year Ended October 31, 2010	12.09	17.79	%(i)	21,642	1.25%	1.72%	1.30%	52.81%
Six Months Ended April 30, 2011 (Unaudited)	13.28	12.31	%(j)	28,923	1.11%	2.45%	1.17%	17.07%

CLASS B SHARES
Year Ended October 31, 2006	$12.43	15.57%		$8,702	2.25%	0.11%	2.94%	80.30%
Year Ended October 31, 2007	14.67	18.98	%(f)	13,905	2.25%	0.09%	2.40%	73.45%
Year Ended October 31, 2008	8.76	(36.95	)%(g)	9,516	2.25%	0.24%	2.28%	78.59%
Year Ended October 31, 2009	10.31	17.80	%(h)	11,196	2.25%	0.07%	2.31%	47.74%
Year Ended October 31, 2010	12.05	17.01	%(i)	15,593	2.00%	0.97%	2.05%	52.81%
Six Months Ended April 30, 2011 (Unaudited)	13.26	11.84	%(j)	20,746	1.86%	1.70%	1.92%	17.07%

CLASS C SHARES
Year Ended October 31, 2006	$12.48	15.61%		$585	2.25%	0.14%	2.90%	80.30%
Year Ended October 31, 2007	14.74	19.04	%(f)	1,273	2.25%	0.07%	2.39%	73.45%
Year Ended October 31, 2008	8.80	(36.94	)%(g)	937	2.25%	0.25%	2.29%	78.59%
Year Ended October 31, 2009	10.35	17.81	%(h)	1,507	2.25%	0.06%	2.30%	47.74%
Year Ended October 31, 2010	12.09	16.96	%(i)	3,497	2.01%	1.04%	2.06%	52.81%
Six Months Ended April 30, 2011 (Unaudited)	13.30	11.84	%(j)	5,759	1.86%	1.68%	1.92%	17.07%

*	Calculated based on average shares outstanding.

(a)

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)

During the year ended October 31, 2007, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.23%, 0.24% and 0.23% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2008, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.15% and 0.15% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the year ended October 31, 2009, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)

During the year ended October 31, 2010, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.07%, 0.07% and 0.07% for Class A Shares, Class B Shares and Class C Shares, respectively.

(j)

During the period ended April 30, 2011, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.03%, 0.03% and 0.03% for Class A Shares, Class B Shares and Class C Shares, respectively.

(k)	Rounds to less than $0.005 or $(0.005).

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	27

MODERATE STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Return of Capital	Total Dividends

CLASS A SHARES
Year Ended October 31, 2006	$10.49	0.17		1.23	1.40	(0.17)	(0.01)	—	(0.18)
Year Ended October 31, 2007	11.71	0.21	*	1.65	1.86	(0.20)	(0.10)	—	(0.30)
Year Ended October 31, 2008	13.27	0.20	*	(4.08)	(3.88)	(0.19)	(0.50)	(0.01)	(0.70)
Year Ended October 31, 2009	8.69	0.13	*	1.39	1.52	(0.12)	—	—	(0.12)
Year Ended October 31, 2010	10.09	0.25	*	1.38	1.63	(0.24)	—	—	(0.24)
Six Months Ended April 30, 2011 (Unaudited)	11.48	0.17		0.90	1.07	(0.25)	—	—	(0.25)

CLASS B SHARES
Year Ended October 31, 2006	$10.50	0.09		1.22	1.31	(0.08)	(0.01)	—	(0.09)
Year Ended October 31, 2007	11.72	0.12	*	1.65	1.77	(0.12)	(0.10)	—	(0.22)
Year Ended October 31, 2008	13.27	0.11	*	(4.08)	(3.97)	(0.10)	(0.50)	(0.01)	(0.61)
Year Ended October 31, 2009	8.69	0.06	*	1.39	1.45	(0.06)	—	—	(0.06)
Year Ended October 31, 2010	10.08	0.17	*	1.38	1.55	(0.17)	—	—	(0.17)
Six Months Ended April 30, 2011 (Unaudited)	11.46	0.13		0.91	1.04	(0.21)	—	—	(0.21)

CLASS C SHARES
Year Ended October 31, 2006	$10.28	0.09		1.19	1.28	(0.08)	(0.01)	—	(0.09)
Year Ended October 31, 2007	11.47	0.12	*	1.60	1.72	(0.12)	(0.10)	—	(0.22)
Year Ended October 31, 2008	12.97	0.11	*	(3.97)	(3.86)	(0.11)	(0.50)	(0.01)	(0.62)
Year Ended October 31, 2009	8.49	0.06	*	1.35	1.41	(0.06)	—	—	(0.06)
Year Ended October 31, 2010	9.84	0.17	*	1.35	1.52	(0.18)	—	—	(0.18)
Six Months Ended April 30, 2011 (Unaudited)	11.18	0.13		0.87	1.00	(0.21)	—	—	(0.21)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover(b)(e)

CLASS A SHARES
Year Ended October 31, 2006	$11.71	13.40%		$11,973	1.50%	1.65%	2.12%	101.57%
Year Ended October 31, 2007	13.27	16.12	%(f)	20,140	1.50%	1.70%	1.60%	92.87%
Year Ended October 31, 2008	8.69	(30.65	)%(g)	14,226	1.48%	1.75%	1.48%	79.86%
Year Ended October 31, 2009	10.09	17.75	%(h)	15,909	1.44%	1.47%	1.49%	41.29%
Year Ended October 31, 2010	11.48	16.39	%(i)	18,921	1.14%	2.33%	1.19%	66.98%
Six Months Ended April 30, 2011 (Unaudited)	12.30	9.43	%(j)	23,315	1.06%	2.99%	1.12%	14.41%

CLASS B SHARES
Year Ended October 31, 2006	$11.72	12.45%		$10,731	2.25%	0.91%	2.87%	101.57%
Year Ended October 31, 2007	13.27	15.25	%(f)	16,513	2.25%	0.95%	2.35%	92.87%
Year Ended October 31, 2008	8.69	(31.17	)%(g)	12,354	2.23%	1.00%	2.23%	79.86%
Year Ended October 31, 2009	10.08	16.82	%(h)	14,230	2.19%	0.71%	2.24%	41.29%
Year Ended October 31, 2010	11.46	15.61	%(i)	18,362	1.89%	1.59%	1.94%	66.98%
Six Months Ended April 30, 2011 (Unaudited)	12.29	9.05	%(j)	22,794	1.81%	2.24%	1.87%	14.41%

CLASS C SHARES
Year Ended October 31, 2006	$11.47	12.53%		$763	2.25%	0.87%	2.83%	101.57%
Year Ended October 31, 2007	12.97	15.20	%(f)	1,766	2.25%	0.95%	2.33%	92.87%
Year Ended October 31, 2008	8.49	(31.09	)%(g)	1,408	2.23%	1.00%	2.23%	79.86%
Year Ended October 31, 2009	9.84	16.75	%(h)	1,488	2.19%	0.72%	2.24%	41.29%
Year Ended October 31, 2010	11.18	15.55	%(i)	2,544	1.90%	1.59%	1.95%	66.98%
Six Months Ended April 30, 2011 (Unaudited)	11.97	9.05	%(j)	3,876	1.81%	2.23%	1.87%	14.41%

*	Calculated based on average shares outstanding.

(a)

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)

During the year ended October 31, 2007, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.41%, 0.41% and 0.33% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2008, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the year ended October 31, 2009, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)

During the year ended October 31, 2010, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.

(j)

During the period ended April 30, 2011, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares and Class C Shares, respectively.

28	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

CONSERVATIVE STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Year Ended October 31, 2006	$10.29	0.22		0.85	1.07	(0.25)	—	(0.25)
Year Ended October 31, 2007	11.11	0.29	*	1.03	1.32	(0.27)	(0.12)	(0.39)
Year Ended October 31, 2008	12.04	0.24	*	(2.93)	(2.69)	(0.25)	(0.26)	(0.51)
Year Ended October 31, 2009	8.84	0.14	*	1.16	1.30	(0.13)	—	(0.13)
Year Ended October 31, 2010	10.01	0.26	*	1.11	1.37	(0.23)	—	(0.23)
Six Months Ended April 30, 2011 (Unaudited)	11.15	0.17		0.52	0.69	(0.28)	—	(0.28)

CLASS B SHARES
Year Ended October 31, 2006	$10.19	0.15		0.83	0.98	(0.16)	—	(0.16)
Year Ended October 31, 2007	11.01	0.20	*	1.05	1.25	(0.20)	(0.12)	(0.32)
Year Ended October 31, 2008	11.94	0.16	*	(2.91)	(2.75)	(0.17)	(0.26)	(0.43)
Year Ended October 31, 2009	8.76	0.07	*	1.15	1.22	(0.07)	—	(0.07)
Year Ended October 31, 2010	9.91	0.17	*	1.10	1.27	(0.16)	—	(0.16)
Six Months Ended April 30, 2011 (Unaudited)	11.02	0.13		0.52	0.65	(0.24)	—	(0.24)

CLASS C SHARES
Year Ended October 31, 2006	$10.41	0.15		0.85	1.00	(0.17)	—	(0.17)
Year Ended October 31, 2007	11.24	0.21	*	1.11	1.32	(0.19)	(0.12)	(0.31)
Year Ended October 31, 2008	12.25	0.16	*	(2.98)	(2.82)	(0.17)	(0.26)	(0.43)
Year Ended October 31, 2009	9.00	0.07	*	1.18	1.25	(0.07)	—	(0.07)
Year Ended October 31, 2010	10.18	0.18	*	1.14	1.32	(0.17)	—	(0.17)
Six Months Ended April 30, 2011 (Unaudited)	11.33	0.13		0.53	0.66	(0.24)	—	(0.24)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover(b)(e)

CLASS A SHARES
Year Ended October 31, 2006	$11.11	10.48%		$3,069	1.50%	2.33%	3.22%	96.58%
Year Ended October 31, 2007	12.04	12.13	%(f)	6,669	1.50%	2.52%	2.06%	88.67%
Year Ended October 31, 2008	8.84	(23.17	)%(g)	4,747	1.50%	2.24%	1.72%	68.74%
Year Ended October 31, 2009	10.01	14.95	%(h)	5,059	1.50%	1.53%	1.62%	34.40%
Year Ended October 31, 2010	11.15	13.86	%(i)	7,139	1.38%	2.42%	1.43%	78.48%
Six Months Ended April 30, 2011 (Unaudited)	11.56	6.27	%(j)	8,458	1.21%	3.03%	1.26%	10.98%

CLASS B SHARES
Year Ended October 31, 2006	$11.01	9.65%		$2,567	2.25%	1.54%	3.98%	96.58%
Year Ended October 31, 2007	11.94	11.51	%(f)	4,928	2.25%	1.77%	2.82%	88.67%
Year Ended October 31, 2008	8.76	(23.76	)%(g)	4,348	2.25%	1.48%	2.48%	68.74%
Year Ended October 31, 2009	9.91	14.05	%(h)	4,907	2.25%	0.77%	2.38%	34.40%
Year Ended October 31, 2010	11.02	12.94	%(i)	7,411	2.14%	1.68%	2.19%	78.48%
Six Months Ended April 30, 2011 (Unaudited)	11.43	5.98	%(j)	9,513	1.96%	2.28%	2.01%	10.98%

CLASS C SHARES
Year Ended October 31, 2006	$11.24	9.66%		$320	2.25%	1.56%	3.92%	96.58%
Year Ended October 31, 2007	12.25	11.97	%(f)	437	2.25%	1.78%	2.85%	88.67%
Year Ended October 31, 2008	9.00	(23.73	)%(g)	430	2.25%	1.46%	2.48%	68.74%
Year Ended October 31, 2009	10.18	13.97	%(h)	485	2.25%	0.78%	2.37%	34.40%
Year Ended October 31, 2010	11.33	13.07	%(i)	1,323	2.16%	1.71%	2.21%	78.48%
Six Months Ended April 30, 2011 (Unaudited)	11.75	5.92	%(j)	2,005	1.96%	2.29%	2.01%	10.98%

*	Calculated based on average shares outstanding.

(a)

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During each period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the Portfolios affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)

During the year ended October 31, 2007, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.44%, 0.47% and 0.48% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2008, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the year ended October 31, 2009, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)

During the year ended October 31, 2010, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares and Class C Shares, respectively.

(j)

During the period ended April 30, 2011, certain HSBC Investor Portfolios, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	29

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of April 30, 2011 (Unaudited)

1.	Organization:

          The HSBC Investor Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of April 30, 2011, the Trust is comprised of 15 separate operational funds, each a series of the HSBC Investor Family of Funds. The accompanying financial statements are presented for the following 4 funds (individually a “Fund”, collectively the “World Selection Funds”):

Fund

Aggressive Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund

          The World Selection Funds are diversified series of the Trust and part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

          Each of the World Selection Funds is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in a combination of mutual funds managed by HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”) (the “Affiliated Underlying Funds”), as well as mutual funds managed by other investment advisers and exchange-traded funds (“Unaffiliated Underlying Funds” and, together with the Affiliated Underlying Funds, the “Underlying Funds”). Each Fund may also purchase and hold exchange-traded notes (“ETNs”). The Underlying Funds may include private equity funds and real estate funds that are organized as mutual funds or Exchange Traded Funds (“ETFs”). Each World Selection Fund invests according to the investment objectives and strategies described in its Prospectus.

          The World Selection Funds currently invest in the HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and the HSBC Investor Value Portfolio (individually a “Portfolio,” collectively the “Portfolios”), each of which is a diversified series of the HSBC Investor Portfolios (the “Portfolio Trust”). The Portfolios operate as master funds in master-feeder arrangements in addition to receiving investments from the World Selection Funds.

          The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the World Selection Funds.

          The World Selection Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Each Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. Class A Shares of the World Selection Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Class B Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Each class of shares in the World Selection Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

          Under the Trust’s organizational documents, the World Selection Funds’ Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the World Selection Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the World Selection Funds. The World Selection Funds’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the World Selection Funds. However, based on experience, the Trust expects the risk of loss to be remote.

30	HSBC INVESTOR FAMILY OF FUNDS

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the World Selection Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Securities Valuation:

          The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds. The World Selection Funds record their investments in the Portfolios at fair value. The underlying securities of the Portfolios are recorded at fair value, respectively, as more fully discussed in the notes to those financial statements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value in funds or portfolios in which the World Selection Funds are invested are described in their respective notes to financial statements.

Investment Transactions and Related Income:

          The World Selection Funds record daily their pro-rata income, expenses and unrealized/realized gains and losses derived from their respective Portfolios. Dividend income is recorded on the ex-dividend date for the Underlying Funds. Changes in holdings of the Underlying Funds for each World Selection Fund are reflected no later than the first business day following trade date. However, for financial reporting purposes, changes in holdings of the Underlying Funds are reflected as of trade date. In addition, the World Selection Funds accrue their own expenses daily as incurred.

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable funds within the HSBC Investor Family of Funds in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

          Dividends to shareholders from net investment income, if any, are declared and distributed quarterly in the case of the Moderate Strategy Fund and Conservative Strategy Fund, and annually in the case of the Aggressive Strategy Fund and Balanced Strategy Fund.

          The World Selection Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the World Selection Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

          The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The World Selection Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

HSBC INVESTOR FAMILY OF FUNDS	31

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

Federal Income Taxes:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

          Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3.	Investment Valuation Summary:

          The valuation techniques employed by the World Selection Funds, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the World Selection Funds’ investments are summarized in the three broad levels listed below:

• Level 1: quoted prices in active markets for identical assets

• Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

• Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

          The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds and are typically categorized as Level 1 in the fair value hierarchy. The World Selection Funds record their investments in their respective Portfolios at fair value and are typically categorized as a Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, as discussed more fully in the Notes to Financial Statements of the Portfolios included in this report.

For the period ended April 30, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of April 30, 2011 in valuing the World Selection Funds’ investments based upon the three levels defined above:

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Aggressive Strategy Fund
Investment Companies:
Affiliated Investment Company	$64,821	$—	$—	$64,821
Affiliated Porfolios (a)	—	12,368,458	—	12,368,458
Unaffiliated Investment Companies	6,088,429	—	—	6,088,429
Exchange Traded Fund	830,789	—	—	830,789

Total Investment Companies	$6,984,039	$12,368,458	$—	$19,352,497

Balanced Strategy Fund
Investment Companies:
Affiliated Investment Company	$272,021	$—	$—	$272,021
Affiliated Porfolios (a)	—	26,027,570	—	26,027,570
Unaffiliated Investment Companies	25,883,860	—	—	25,883,860
Exchange Traded Funds	3,181,814	—	—	3,181,814

Total Investment Companies	$29,337,695	$26,027,570	$—	$55,365,265

32	HSBC INVESTOR FAMILY OF FUNDS

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Moderate Strategy Fund
Investment Companies:
Affiliated Investment Company	$324,155	$—	$—	$324,155
Affiliated Porfolios (a)	—	16,796,245	—	16,796,245
Unaffiliated Investment Companies	30,355,219	—	—	30,355,219
Exchange Traded Funds	2,361,034	—	—	2,361,034

Total Investment Companies	$33,040,408	$16,796,245	$—	$49,836,653

Conservative Strategy Fund
Investment Companies:
Affiliated Investment Company	$204,978	$—	$—	$204,978
Affiliated Porfolios (a)	—	4,503,627	—	4,503,627
Unaffiliated Investment Companies	14,652,780	—	—	14,652,780
Exchange Traded Funds	646,852	—	—	646,852

Total Investment Companies	$15,504,610	$4,503,627	$—	$20,008,237

(a)

Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used for valuing these instruments are categorized as Level 2.

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of April 30, 2011.

          In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

4.	Related Party Transactions: Investment Management:

          HSBC Global Asset Management (USA), Inc., a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the investment adviser to the World Selection Funds. As Investment Adviser, HSBC manages the investments of the World Selection Funds and continuously reviews, supervises and administers the World Selection Funds’ investments pursuant to an Investment Advisory Contract. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of 0.05% for each Fund. During the period ended April 30, 2011, the Investment Adviser voluntarily waived all of the fee for each of the World Selection Funds. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/ reimbursements may be stopped at any time.

Administration:

          HSBC serves the World Selection Funds as Administrator. Under the terms of the Administration Agreement, HSBC received from the World Selection Funds (as well as the other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

HSBC INVESTOR FAMILY OF FUNDS	33

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each series of the HSBC Investor Family of Funds based upon its pro-rata share of net assets. For assets invested in the Portfolios by World Selection Funds, the Portfolios pay half of the administration fee and the World Selection Funds pay half, for a combination of the total fee rate above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios in master-feeder structures. An amount equal to 50% of the administration fees is deemed to be class-specific.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Sub-Administrator for the Trust and the HSBC Investor Family of Funds (collectively, the “Trusts”) subject to the general supervision of the Trusts’ Board of Trustees and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02%, which is retained by HSBC.

          Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi $137,025 for the period ended April 30, 2011, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

          Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the World Selection Funds, respectively. As of the most recent fiscal period end, Foreside, as Distributor, also received $563,987, $466,210, and $49,225 in commissions from sales of HSBC Investor Family of Funds, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $30, $6, and $— were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

          The Trust has adopted a Shareholder Services Plan which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25% and 0.25% of the average daily net assets of Class A Shares, Class B Shares and Class C Shares of the World Selection Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed, in the aggregate, 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting and Transfer Agency:

          Citi provides fund accounting and transfer agency services for the Trusts. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per Fund and share class, subject to minimums and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services.

Independent Trustees:

          Each non-interested Trustee is compensated with a $63,000 annual Board retainer for service as a Trustee of the Trusts and Portfolio Trust, as well as a $3,000 annual retainer for each Committee of the Board of the Trusts. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership. Any emeritus Trustees will be compensated for their services in accordance with a predetermined portion of the non-interested Trustee compensation schedule approved by the Board of Trustees.

34	HSBC INVESTOR FAMILY OF FUNDS

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

Fee Reductions:

          The Investment Adviser has agreed to contractually limit through March 1, 2012 the total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses of the World Selection Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows: Class A Shares 1.50%, Class B Shares 2.25%, Class C Shares 2.25%.

          Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the period ended April 30, 2011, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of April 30, 2011, the repayments that may potentially be made by the Funds are as follows:

Fund	2014*	2013*	2012*	2011*

Aggressive Strategy Fund	$9,124	$56,869	$49,257	$51,467
Balanced Strategy Fund	—	—	3,289	—
Moderate Strategy Fund	—	—	—	—
Conservative Strategy Fund	—	—	6,592	20,961

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be recoupable.

          The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of each Fund. In addition, the Investment Adviser may waive/reimburse additional fees at their discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi are reported separately on the Statements of Operations, as applicable.

5.	Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2011 were as follows:

Fund	Purchases	Sales

Aggressive Strategy Fund	$3,459,857	$2,437,511
Balanced Strategy Fund	11,767,477	6,900,965
Moderate Strategy Fund	8,920,026	4,433,527
Conservative Strategy Fund	4,357,545	1,348,839

Contributions and withdrawals of the respective Portfolios for the period ended April 30, 2011 totaled:

Fund	Contributions	Withdrawals

Aggressive Strategy Fund	$3,308,836	$1,032,606
Balanced Strategy Fund	7,663,393	2,226,506
Moderate Strategy Fund	3,662,837	1,181,206
Conservative Strategy Fund	1,028,734	465,224

6.	Federal Tax Information:

          At April 30, 2011, the cost basis of securities (which excludes investments in the Affiliated Portfolios) for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Aggressive Strategy Fund	$6,372,964	$626,669	$(15,594)	$611,075
Balanced Strategy Fund	27,119,343	2,298,715	(80,363)	2,218,352
Moderate Strategy Fund	31,013,998	2,263,375	(236,965)	2,026,410
Conservative Strategy Fund	15,025,104	658,356	(178,850)	479,506

HSBC INVESTOR FAMILY OF FUNDS	35

HSBC WORLD SELECTION FUNDS

Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

          The tax character of dividends paid by the World Selection Funds as of the latest tax year ended October 31, 2010 was as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Total Dividends Paid(1)

Aggressive Strategy Fund	$—	$—	$—	$—
Balanced Strategy Fund	136,101	—	136,101	136,101
Moderate Strategy Fund	682,988	—	682,988	682,988
Conservative Strategy Fund	235,347	—	235,347	235,347

(1)	Total dividends paid may differ from the amount reported in the Statetment of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of the latest tax year ended October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis for the World Selection Funds were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(1)	Total Accumulated Earnings/ (Deficit)

Aggressive Strategy Fund	$20,370	$—	$20,370	$(1,154,845)	$1,130,841	$(3,634)
Balanced Strategy Fund	496,268	—	496,268	(2,994,043)	3,129,607	631,832
Moderate Strategy Fund	109,080	—	109,080	(2,722,436)	3,011,947	398,591
Conservative Strategy Fund	46,886	—	46,886	(600,432)	922,648	369,102

(1)

The difference between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital investments from real estate investment trusts.

          As of the latest tax year ended October 31, 2010, the following World Selection Funds have net capital loss carryfor-wards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations.

Fund	Amount	Expires

Aggressive Strategy Fund	$26,859	2016
Aggressive Strategy Fund	1,127,986	2017
Balanced Strategy Fund	2,994,043	2017
Moderate Strategy Fund	2,722,436	2017
Conservative Strategy Fund	600,432	2017

During the latest tax year ended October 31, 2010, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount

Aggressive Strategy Fund	$884,978
Balanced Strategy Fund	2,306,769
Moderate Strategy Fund	2,545,342
Conservative Strategy Fund	901,943

          The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was enacted on December 22, 2010. The RIC Modernization Act makes changes to several tax rules impacting the Funds. In general, the provisions of the RIC Modernization Act will be effective for the Funds’ fiscal year ending October 31, 2012. Although the RIC Modernization Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the RIC Modernization Act on a Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending October 31, 2012.

36	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited)

          Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the fund, as defined in the 1940 Act (the “Independent Trustees”) review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2011 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

I. Annual Continuation of Advisory and Sub-Advisory Agreements

          The Board met in person on December 7, 2010 and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met on November 22 and December 6, 2010 to consider, among other things:

•

the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and HSBC Global Asset Management (USA) Inc. (the “Adviser”) and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) to one or more Funds; and

•

the approval of the continuation of certain other ancillary agreements to which the Adviser is a party that obligate the Adviser to provide the Funds with administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (each, an “Ancillary Agreement”).

          Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Advisory Contracts, Sub-Advisory Contracts and Ancillary Agreements (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance; (iv) trading practices of the Adviser and Sub-Advisers; (iv) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper Inc.; (v) total expense ratios, including in comparison with the total expense ratios of other similar funds based on materials provided by Lipper Inc.; (vi) the profitability of the Adviser and certain of the Sub-Advisers; and (vii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trust and to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

          On November 22, 2010, the Contracts Committee convened and its members reviewed the information provided in advance of the meeting and discussed, among other things: (i) the Ancillary Agreements; (ii) the Trusts’ arrangements with the Sub-Advisers and the Funds advised by the Sub-Advisers; and (iii) the Adviser’s investment advisory arrangements with respect to the World Selection Funds. At the conclusion of the meeting, the Committee requested certain additional information from the Adviser with respect to the services provided or proposed to be provided under the Ancillary Agreements, among other matters. The Contracts Committee also convened on December 6, 2010 to discuss, among other things: (i) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (ii) the Adviser’s profitability; and (iii) the Adviser’s response to the follow-up questions posed by the Contracts Committee following the November 22, 2010 Contracts Committee meeting. Following the December 6 Contracts Committee meeting, the members of the Contracts Committee determined to recommend to the Board, including the Independent Trustees, that the Agreements be continued for an additional one-year period.

          At the in-person meeting held on December 7, 2010, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

          Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to

HSBC INVESTOR FAMILY OF FUNDS	37

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited) (continued)

the Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the World Selection Funds and the equity Funds, as well as the capabilities and performance of the Adviser’s portfolio management and credit review teams with respect to the Money Market Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides to the Funds, including the Adviser’s oversight and management of the Funds’ other service providers.

          The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; and (iii) the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. With respect to the Money Market Funds, the Independent Trustees considered the financial support the Adviser and its affiliates have afforded the Money Market Funds, in terms of both the actions taken with respect to structured investment vehicle investments in 2008 and the fee waivers and reimbursements made to maintain a non-negative yield for the Money Market Funds more recently. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

          The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, experience, and the quality of their compliance programs, among other factors. In the context of the HSBC Investor International Equity Portfolio (“International Equity Portfolio” or “Portfolio”), the Independent Trustees considered that, although they were not satisfied with the performance of the Portfolio, the Adviser had taken steps to address the Portfolio’s performance, including proposing the approval of Lord, Abbett & Co. LLC (“Lord Abbett”) to replace AllianceBernstein L.P. (“AllianceBernstein”) as investment sub-adviser to the Portfolio at the Board meeting held on December 7, and that AllianceBernstein’s services should be evaluated on the basis that AllianceBernstein likely would be replaced by Lord Abbett early in 2011.

          Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers, and that the services provided supported continuance of the Agreements.

          Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the case of the International Equity Portfolio, as noted above, the Independent Trustees considered that the Adviser had taken steps to address performance that the Independent Trustees did not deem satisfactory, including proposing that Lord Abbett become the investment sub-adviser of the Fund in place of AllianceBernstein. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to retain non-negative performance. The Independent Trustees determined that the Funds’ investment performance and the Adviser’s actions to improve investment performance, where applicable, supported continuance of the Agreements.

          Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including by means of an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Independent Trustees also considered the advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper Inc. The Independent Trustees determined that the Funds had advisory fees competitive with those of similar funds, noting the resources, expertise and experience provided to the Funds.

          The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships. In this regard, the Independent Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

38	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited) (continued)

          With respect to the administrative support services provided by the Adviser, the Independent Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds.

          The Independent Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were fair and reasonable in light of the factors set forth above.

          Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. The Independent Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

          In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

II. Approval of Sub-Advisory Agreement for the HSBC Investor International Equity Fund

          The Valuation and Investment Oversight Committee of the Board (the “Investment Committee”), which consists of the Independent Trustees, and the Board met in person and considered the initial approval of the Investment Sub-Advisory Agreement between the Adviser and Lord Abbett with respect to the International Equity Portfolio on December 6 and 7, 2010, respectively. The HSBC Investor International Equity Fund series of HSBC Advisor Funds Trust and the HSBC Investor Overseas Fund series of HSBC Investor Funds each invests all of its investable assets in the International Equity Portfolio in a master-feeder structure.

          Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Investment Sub-Advisory Agreement. This information included, among other things, information about: (i) the services that Lord Abbett would provide; (ii) the personnel who would provide such services; (iii) investment performance; (iv) fees that would be received by Lord Abbett, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper Inc.; and (v) total expense ratios, including in comparison with the total expense ratios of other similar funds based on materials provided by Lipper Inc. Counsel to the Trust and to the Independent Trustees were present at the Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

          At the meeting of the Investment Committee, the Committee members received a presentation by Lord Abbett and discussed the information presented at and the materials provided in advance of the meeting. Based on its deliberations, the Committee determined to recommend to the Board, including the Independent Trustees, that Lord Abbett replace AllianceBernstein as the Sub-Adviser of the Portfolio. At the meeting of the Board, the Independent Trustees considered the recommendation of the Investment Committee and further evaluated the proposal. As a result of this process, the Board and Independent Trustees determined to approve the Investment Sub-Advisory Agreement with respect to the Portfolio for an initial term of two years.

The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

          Nature, Extent, and Quality of Services to be Provided by the Sub-Adviser. The Independent Trustees considered information provided by the Adviser on Lord Abbett’s history, investment selection process, style tilt and flexibility, performance and tracking error. The Independent Trustees considered Lord Abbett’s organizational structure and biographical information on key employees of the firm. The Independent Trustees noted the Adviser’s view that Lord Abbett has

HSBC INVESTOR FAMILY OF FUNDS	39

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited) (continued)

competitive advantages in the strong team dynamic of its core international strategy team members, the risk management framework used in managing portfolios, and the collaboration between the portfolio management team and others within the firm. The Independent Trustees also noted the Adviser’s comparison of Lord Abbett’s investment process to that of AllianceBernstein and the Adviser’s belief that Lord Abbett’s investment process had produced more stable returns over the longer term than that of AllianceBernstein. The Independent Trustees concluded that the nature, extent and quality of the services that Lord Abbett appeared able to provide supported engaging Lord Abbett to be the Portfolio’s Sub-Adviser.

          Investment Performance of the Sub-Adviser. The Independent Trustees considered Lord Abbett’s performance with respect to its international equity strategy over various time periods, including one, three, five and ten years. The Independent Trustees noted that the firm’s 2009 performance for the international equity strategy had been negatively affected by its fourth quarter results, but that its three year and five year performance had remained strong. The Independent Trustees also noted the consistency of Lord Abbett’s investment performance over the past five calendar years, noting that 2006 was the only year where the firm had underperformed versus the MSCI EAFE Large Cap Core Index. The Independent Trustees also noted that Lord Abbett’s consistent performance was demonstrated by its scoring in the top quartile for relative and absolute risk efficiency during that period. The Independent Trustees concluded that Lord Abbett’s investment performance for its international strategy supported its engagement as Sub-Adviser to the Portfolio.

          Costs of Services and Profits Realized by the Sub-Adviser. The Independent Trustees considered the proposed fee for providing sub-advisory services to the Portfolio and the fact that the fee was identical to the fee currently paid to AllianceBernstein. The Independent Trustees considered the information presented regarding the competitiveness of the International Equity Portfolio’s advisory fees and the total expense ratios of the HSBC Investor International Equity Fund and HSBC Investor Overseas Fund more generally in light of the proposed sub-advisory fee. The Independent Trustees concluded that the fee proposed to be paid to Lord Abbett is fair and reasonable.

          Other Relevant Considerations. Among other factors, the Independent Trustees considered the needs of the shareholders of the HSBC Investor International Equity Fund and HSBC Investor Overseas Fund in terms of investment performance, as determined by the Multimanager team of the Adviser, the Adviser’s efforts to locate one or more investment sub-advisers that had a track record of producing investment performance with the desired attributes, individually or as a group, and the relative difficulty in interesting potential candidates to pursue the sub-advisory relationship with the Portfolio, given its relatively small asset size. The Independent Trustees also considered the extent to which the Portfolio’s expense structure may permit economies of scale to be shared with the Portfolio’s shareholders and the extent to which the Portfolio’s shareholders might benefit from these potential economies of scale. The Independent Trustees also noted the proposed contractual caps on certain Fund expenses for the HSBC Investor Overseas Fund in order to reduce or control the overall operating expenses of the Fund.

          In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the proposed Sub-Advisory Agreement with respect to the International Equity Portfolio for an initial term of two years.

III. Approval of an Advisory Contract Supplement and Sub-Advisory Agreement for the HSBC Investor Risk Managed Fund

          On February 28, 2011, the Contracts Committee and the Board met in person to consider the expansion of the HSBC Investor Funds family to include a new series of HSBC Investor Funds, the HSBC Investor Risk Managed Fund (“Risk Managed Fund”) and, in connection therewith, approving:

•	the Advisory Contract between the Adviser and the Trust with respect to the Risk Managed Fund and the related Contract Supplement applicable to the Risk Managed Fund (“RM Advisory Agreement”);

•	a Sub-Advisory Agreement between the Adviser and Sinopia Asset Management (“Sinopia”) with respect to the Risk Managed Fund (“RM Sub-Advisory Agreement”); and

•	the Trust’s Ancillary Agreements applicable to the Risk Managed Fund

          Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the RM Advisory Agreement, the RM Sub-Advisory Agreement and the Ancillary Agreements applicable to the Risk Managed Fund (collectively, the “RM Agreements”). This information included, among other things, information about: (i) the services the Adviser and Sinopia would provide to the Risk Managed Fund; (ii) per-

40	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited) (continued)

sonnel who provide such services; (iii) relevant past investment performance of Sinopia; and (iv) fees proposed to be received by the Adviser and Sinopia with respect to the Risk Managed Fund in comparison with other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc. Counsel to the Trust and to the Independent Trustees were present at the Contracts Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

          At its meeting, the Contracts Committee reviewed and discussed the information provided in advance of the meeting and received a presentation about Sinopia. Based on its deliberations, the Committee determined to recommend to the Board, including the Independent Trustees, that the RM Agreements be approved with respect to the Risk Managed Fund, subject to the completion by the Funds’ Chief Compliance Officer of his review of Sinopia’s compliance program and final confirmation that the Adviser and Sinopia wished for the sub-advisory fee to be split evenly as proposed. At the meeting of the Board, the Independent Trustees considered the recommendation of the Contracts Committee and further evaluated the proposal. As a result of this process, the Board and Independent Trustees determined to approve the RM Agreements with respect to the Risk Managed Fund, subject to the completion of the Chief Compliance Officer’s review of Sinopia’s compliance program and final confirmation by the Adviser and Sinopia as to the sub-advisory fee. Subsequent to the meeting, the Chief Compliance Officer completed his review and indicated to the Board that he was satisfied with Sinopia’s compliance program and the sub-advisory fee was finalized as proposed.

The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

          Nature, Extent, and Quality of Services Provided by Adviser and Sinopia. The Independent Trustees considered the nature, quality and extent of the investment advisory services to be provided by the Adviser and Sinopia with respect to the Risk Managed Fund. With respect to the Adviser, the Independent Trustees considered that the services provided would be consistent with those provided to other Funds, and therefore considered the same points as they did in considering the annual renewal of the Advisory Contract in December 2010 as set forth above.

          With respect to Sinopia, the Independent Trustees considered the scope of Sinopia’s business and Sinopia’s experience with respect to the proposed investment strategy for the Risk Managed Fund. The Independent Trustees also considered the quality and experience of the personnel proposed to manage the Risk Managed Fund’s assets and information about the past investment performance of an account managed by Sinopia using an investment strategy substantially similar to that proposed for the Risk Managed Fund (the “Performance Information”).

          Based upon these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services proposed to be provided by the Adviser and Sinopia with respect to the Risk Managed Fund.

          Investment Performance of Sinopia. The Independent Trustees considered performance information provided by the Adviser regarding an account managed by Sinopia in accordance with an investment objective and strategy substantially similar to that proposed for the Risk Managed Fund, including how the account in question had performed in both bull and bear markets and how the performance had compared to a benchmark. The Independent Trustees concluded that the investment performance presented supported the initial approval of the RM Sub-Advisory Agreement.

          Costs of Proposed Services and Profits to be Realized by the Adviser and Sinopia. The Independent Trustees considered the costs of the proposed services to be provided by the Adviser and Sinopia to the Risk Managed Fund. In this regard, the Independent Trustees considered information pertaining to the proposed advisory fees and the projected total expense ratios as compared to other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc. The Independent Trustees also considered certain information on the Adviser’s profitability with respect to its relationship with the Funds that had been presented at the December 7, 2010 meeting of the Board of Trustees, as set forth above. The Independent Trustees concluded that the advisory fees proposed to be payable to the Adviser and Sinopia are fair and reasonable in light of the factors set forth above.

          Other Relevant Considerations. The Independent Trustees also considered the extent to which the Risk Managed Fund’s expense structure may permit economies of scale to be shared with the Fund’s shareholders and the extent to which the Risk Managed Fund’s shareholders might benefit from these potential economies of scale. The Independent Trustees also noted the proposed contractual caps on certain Fund expenses proposed to be provided by the Adviser with respect to the Funds in order to reduce or control the overall operating expenses of the Fund.

HSBC INVESTOR FAMILY OF FUNDS	41

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited) (continued)

          Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the RM Agreements, subject to the completion of the Chief Compliance Officer’s review of Sinopia’s compliance program.

42	HSBC INVESTOR FAMILY OF FUNDS

HSBC WORLD SELECTION FUNDS

Table of Shareholder Expenses—as of April 30, 2011 (Unaudited)

          As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or shareholder servicing fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 through April 30, 2011.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expenses Paid During Period* 11/1/10 – 4/30/11	Annualized Expense Ratio During Period 11/1/10 – 4/30/11

Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,146.10	$7.98	1.50%
	Class B Shares	1,000.00	1,141.60	11.95	2.25%
	Class C Shares	1,000.00	1,142.60	11.95	2.25%
Balanced Strategy Fund	Class A Shares	1,000.00	1,123.10	5.84	1.11%
	Class B Shares	1,000.00	1,118.40	9.77	1.86%
	Class C Shares	1,000.00	1,118.40	9.77	1.86%
Moderate Strategy Fund	Class A Shares	1,000.00	1,094.30	5.50	1.06%
	Class B Shares	1,000.00	1,090.50	9.38	1.81%
	Class C Shares	1,000.00	1,090.50	9.38	1.81%
Conservative Strategy Fund	Class A Shares	1,000.00	1,062.70	6.19	1.21%
	Class B Shares	1,000.00	1,059.80	10.01	1.96%
	Class C Shares	1,000.00	1,059.20	10.01	1.96%

*

Expenses are equal to the average account value over the period multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR FAMILY OF FUNDS	43

HSBC WORLD SELECTION FUNDS

Table of Shareholder Expenses—as of April 30, 2011 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expenses Paid During Period* 11/1/10 – 4/30/11	Annualized Expense Ratio During Period 11/1/10 – 4/30/11

Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,017.36	$7.50	1.50%
	Class B Shares	1,000.00	1,013.64	11.23	2.25%
	Class C Shares	1,000.00	1,013.64	11.23	2.25%
Balanced Strategy Fund	Class A Shares	1,000.00	1,019.29	5.56	1.11%
	Class B Shares	1,000.00	1,015.57	9.30	1.86%
	Class C Shares	1,000.00	1,015.57	9.30	1.86%
Moderate Strategy Fund	Class A Shares	1,000.00	1,019.54	5.31	1.06%
	Class B Shares	1,000.00	1,015.82	9.05	1.81%
	Class C Shares	1,000.00	1,015.82	9.05	1.81%
Conservative Strategy Fund	Class A Shares	1,000.00	1,018.79	6.06	1.21%
	Class B Shares	1,000.00	1,015.08	9.79	1.96%
	Class C Shares	1,000.00	1,015.08	9.79	1.96%

*

Expenses are equal to the average account value over the period multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

44	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Additional Information—(Unaudited) (concluded)

A Special Meeting of Shareholders

A meeting of shareholders of the HSBC Investor Funds was held on June 15, 2011. At the meeting the shareholders voted and approved the following proposal:

Proposal 1: To elect each of the following six nominees to serve as a Trustee on the Boards of Trustees of the Trusts until his or her successor is duly elected and qualify.

	No. of Shares	% of Outstanding Shares	% of Shares Voted

	Marcia L. Beck
Affirmative	8,013,741,245.100	43.325%	86.413%
Withhold	1,260,049,503.170	6.812%	13.587%
TOTAL	9,273,790,748.270	50.137%	100.000%

	Sylvia Coutinho
Affirmative	8,013,782,283.636	43.325%	86.413%
Withhold	1,260,008,464.634	6.812%	13.587%
TOTAL	9,273,790,748.270	50.137%	100.000%

	Susan S. Huang
Affirmative	8,013,758,594.267	43.325%	86.413%
Withhold	1,260,032,154.003	6.812%	13.587%
TOTAL	9,273,790,748.270	50.137%	100.000%

	Alan S. Parsow
Affirmative	8,014,028,515.450	43.326%	86.416%
Withhold	1,259,762,232.820	6.811%	13.584%
TOTAL	9,273,790,748.270	50.137%	100.000%

	Thomas F. Robards
Affirmative	8,009,688,698.670	43.303%	86.369%
Withhold	1,264,102,049.600	6.834%	13.631%
TOTAL	9,273,790,748.270	50.137%	100.000%

	Michael Seely
Affirmative	8,014,132,476.900	43.327%	86.417%
Withhold	1,259,658,271.370	6.810%	13.583%
TOTAL	9,273,790,748.270	50.137%	100.000%

HSBC INVESTOR FAMILY OF FUNDS	45

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited)

Common Stocks—98.2%

	Shares	Value($)

Aerospace & Defense – 3.0%
Goodrich Corp.	12,900	1,139,973
United Technologies Corp.	24,300	2,176,794

		3,316,767

Air Freight & Logistics – 1.1%
C.H. Robinson Worldwide, Inc.	15,400	1,234,772

Auto Components – 1.1%
BorgWarner, Inc. (a)	16,200	1,251,288

Automobiles – 1.0%
Ford Motor Co. (a)	73,700	1,140,139

Capital Markets – 4.9%
Franklin Resources, Inc.	12,500	1,614,000
Goldman Sachs Group, Inc.	11,000	1,661,110
TD Ameritrade Holding Corp.	49,100	1,057,614
The Charles Schwab Corp.	59,100	1,082,121

		5,414,845

Chemicals – 0.8%
Ecolab, Inc.	17,000	896,920

Communications Equipment – 3.9%
Juniper Networks, Inc. (a)	23,200	889,256
QUALCOMM, Inc.	60,600	3,444,504

		4,333,760

Computers & Peripherals – 8.4%
Apple, Inc. (a)	15,050	5,240,862
EMC Corp. (a)	103,300	2,927,522
NetApp, Inc. (a)	22,700	1,179,946

		9,348,330

Construction & Engineering – 1.7%
Fluor Corp.	26,900	1,881,386

Diversified Financial Services – 4.9%
CME Group, Inc.	3,500	1,035,195
IntercontinentalExchange, Inc. (a)	8,500	1,022,975
JPMorgan Chase & Co.	38,000	1,733,940
Visa, Inc., Class A	22,000	1,718,640

		5,510,750

Energy Equipment & Services – 5.5%
FMC Technologies, Inc. (a)	47,500	2,207,800
Halliburton Co.	22,700	1,145,896
Schlumberger Ltd.	31,100	2,791,225

		6,144,921

Food & Staples Retailing – 1.0%
Costco Wholesale Corp.	14,400	1,165,248

Food Products – 1.0%
Green Mountain Coffee Roasters, Inc. (a)	16,400	1,098,144

Health Care Equipment & Supplies – 2.3%
Edwards Lifesciences Corp. (a)	6,800	587,180
Intuitive Surgical, Inc. (a)	2,500	874,250
Varian Medical Systems, Inc. (a)	15,100	1,060,020

		2,521,450

Common Stocks, continued

	Shares	Value($)

Health Care Providers & Services – 3.4%
Express Scripts, Inc. (a)	53,100	3,012,894
UnitedHealth Group, Inc.	16,900	831,987

		3,844,881

Health Care Technology – 1.1%
Cerner Corp. (a)	10,000	1,201,800

Hotels, Restaurants & Leisure – 3.6%
Ctrip.com International Ltd. ADR (a)	22,900	1,115,688
Las Vegas Sands Corp. (a)	36,800	1,729,968
Yum! Brands, Inc.	22,100	1,185,444

		4,031,100

Internet & Catalog Retail – 4.8%
Amazon.com, Inc. (a)	14,000	2,751,000
Priceline.com, Inc. (a)	4,830	2,642,058

		5,393,058

Internet Software & Services – 4.6%
Baidu, Inc. ADR (a)	11,925	1,771,101
Google, Inc., Class A (a)	4,180	2,274,338
VeriSign, Inc.	29,700	1,097,712

		5,143,151

IT Services – 4.2%
Cognizant Technology Solutions Corp. (a)	56,700	4,700,430

Machinery – 6.4%
Danaher Corp.	55,200	3,049,248
Deere & Co.	21,500	2,096,250
Illinois Tool Works, Inc.	33,000	1,927,530

		7,073,028

Media – 2.5%
Scripps Networks Interactive, Inc., Class A	21,700	1,115,814
The Walt Disney Co.	38,400	1,655,040

		2,770,854

Metals & Mining – 2.3%
Cliffs Natural Resources, Inc.	14,510	1,359,877
Walter Energy, Inc.	8,900	1,230,158

		2,590,035

Oil, Gas & Consumable Fuels – 3.1%
Concho Resources, Inc. (a)	10,500	1,121,925
Occidental Petroleum Corp.	20,100	2,297,229

		3,419,154

Personal Products – 1.2%
The Estee Lauder Cos., Inc., Class A	14,000	1,358,000

Pharmaceuticals – 2.8%
Shire plc ADR	17,400	1,621,854
Mylan, Inc. (a)	44,000	1,096,480
Perrigo Co.	3,800	343,368

		3,061,702

Road & Rail – 3.0%
Union Pacific Corp.	32,100	3,321,387

46	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value($)

Semiconductors & Semiconductor Equipment – 2.2%
Altera Corp.	28,300	1,378,210
Texas Instruments, Inc.	29,800	1,058,794

		2,437,004

Software – 8.9%
Autodesk, Inc. (a)	34,800	1,565,304
Citrix Systems, Inc. (a)	21,700	1,830,178
Intuit, Inc. (a)	22,100	1,227,876
Oracle Corp.	89,600	3,230,080
Salesforce.com, Inc. (a)	10,500	1,455,300
VMware, Inc., Class A (a)	6,900	658,467

		9,967,205

Specialty Retail – 2.0%
Dollar General Corp. (a)	31,800	1,036,362
O’Reilly Automotive, Inc. (a)	21,000	1,240,260

		2,276,622

Wireless Telecommunication Services – 1.5%
American Tower Corp., Class A (a)	31,600	1,652,996

TOTAL COMMON STOCKS (COST $77,472,590)		109,501,127

Investment Company—2.2%

Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.03% (b)	2,419,179	2,419,179

TOTAL INVESTMENT COMPANY (COST $2,419,179)		2,419,179

TOTAL INVESTMENT SECURITIES (COST $79,891,769) – 100.4%		111,920,306

Percentages indicated are based on net assets of $111,461,201.

ADR	— American Depositary Receipt
plc	— Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2011.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	47

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited)

Common Stocks—95.4%

	Shares	Value($)

Belgium – 1.4%
Anheuser-Busch InBev NV	9,900	631,194

Brazil – 2.9%
Banco Do Brasil SA	21,600	396,922
Cia de Saneamento Basico do Estado de Sao Paulo ADR	5,800	339,416
Companhia Energetica de Sao Paulo, Preferred B Shares	11,500	221,708
PDG Realty SA	58,900	346,801

		1,304,847

Canada – 2.9%
Bankers Petroleum Ltd. (a)	38,400	336,949
Canadian Oil Sands Ltd.	13,100	452,039
First Quantum Minerals Ltd.	3,700	527,404
Questerre Energy Corp. (a)	18,422	21,272

		1,337,664

Cayman Islands – 0.6%
Minth Group Ltd.	190,000	292,119

China – 0.6%
Changsha Zoomlion Heavy Industry Science & Technology Development Co. Ltd., Class H (a)	109,400	290,193

Denmark – 0.9%
Carlsberg A/S, Class B	3,610	428,806

France – 8.2%
Alstom SA	6,407	425,998
AXA SA	22,846	512,599
Credit Agricole SA	54,300	903,901
PPR	2,777	496,612
Safran SA	16,534	641,555
Vinci SA	10,988	733,922

		3,714,587

Germany – 7.1%
Daimler AG, Registered	2,300	176,755
Deutsche Post AG (a)	29,724	586,803
Deutsche Telekom AG	15,906	264,896
Fresenius SE & Co. KGaA	5,893	619,480
GEA Group AG	9,062	328,541
Henkel AG & Co. KGaA	9,444	536,034
SAP AG	11,109	715,598

		3,228,107

Greece – 0.6%
Public Power Corp.	17,497	289,449

Hong Kong – 2.8%
Guangdong Investment Ltd.	542,000	280,561
Huabao International Holdings Ltd.	231,000	342,663
Hysan Development Co. Ltd.	41,000	191,379
The Wharf Holdings Ltd.	60,300	441,030

		1,255,633

Common Stocks, continued

	Shares	Value($)

Indonesia – 1.9%
PT Bank Negara Indonesia (Persero) Tbk	712,500	336,988
PT Bumi Resources Tbk	1,286,000	514,370

		851,358

Ireland (Republic of) – 1.2%
Accenture plc, Class A	9,900	565,587

Israel – 2.2%
Israel Chemicals Ltd.	26,937	475,265
Teva Pharmaceutical Industries Ltd. ADR	11,900	544,187

		1,019,452

Italy – 3.6%
Enel SpA	99,064	706,279
Intesa Sanpaolo SpA	163,164	541,770
Telecom Italia SpA	244,907	368,873

		1,616,922

Japan – 12.5%
Asahi Kasei Corp.	76,000	519,161
Bridgestone Corp.	26,900	587,090
Honda Motor Co. Ltd.	15,600	613,613
JX Holdings, Inc.	77,900	539,825
Mitsui & Co. Ltd.	31,700	559,733
Nippon Electric Glass Co. Ltd.	36,000	542,885
Nippon Telegraph & Telephone Corp.	7,900	364,803
NSK Ltd.	13,000	114,772
ORIX Corp.	3,530	344,295
Sony Corp.	11,310	315,174
Sumitomo Corp.	45,000	614,242
The Bank of Yokohama Ltd.	120,000	591,862

		5,707,455

Luxembourg – 0.8%
ArcelorMittal	9,410	346,175

Netherlands – 3.5%
ING Groep NV (a)	55,399	730,208
Koninklijke (Royal) Philips Electronics NV	18,141	537,873
Koninklijke Ahold NV	24,343	341,737

		1,609,818

Norway – 2.1%
DnB NOR ASA	24,069	391,534
Yara International ASA	9,346	547,710

		939,244

Russian Federation – 0.9%
Gazprom OAO ADR	25,400	428,498

Singapore – 3.1%
DBS Group Holdings Ltd.	46,000	563,112
Keppel Corp. Ltd.	57,200	556,248
Singapore Airlines Ltd.	27,000	310,664

		1,430,024

48	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value($)

South Korea – 3.5%
Daegu Bank	19,390	323,951
Hyundai Mobis	2,449	820,600
KT Corp. ADR	11,500	233,450
Samsung Electronics Co. Ltd.	267	222,542

		1,600,543

Spain – 1.4%
Abertis Infraestructuras SA	27,300	646,698

Sweden – 1.8%
Telefonaktiebolaget LM Ericsson ADR	54,400	826,880

Switzerland – 4.1%
Nestle SA	7,784	483,350
Novartis AG	9,589	569,375
Swiss Reinsurance Co. Ltd., Registered	5,823	347,104
Syngenta AG, Registered	1,338	473,591

		1,873,420

Taiwan – 0.6%
Wistron Corp.	161,000	289,943

Thailand – 1.0%
Bangkok Bank Public Co. Ltd., Foreign Registered	77,200	439,960

Turkey – 1.0%
Turk Telekomunikasyon AS	83,452	434,686

United Kingdom – 22.2%
Anglo American plc	11,326	590,256
Aviva plc	43,995	328,289
Barclays plc	122,537	577,721
BG Group plc	29,244	748,963
British American Tobacco plc	9,346	407,542
Dialog Semiconductor plc (a)	10,336	217,291
GlaxoSmithKline plc ADR	14,800	646,168
Imperial Tobacco Group plc	15,757	554,470
National Grid plc	58,678	601,705
Pearson plc	29,400	565,149
Prudential plc	43,811	565,591
Reed Elsevier plc	40,469	358,211
Tesco plc	72,601	489,305
Tullow Oil plc	42,856	1,025,647
Vedanta Resources plc	14,508	563,340
Vodafone Group plc	278,041	796,831
WPP plc	34,887	455,337
Xstrata plc	25,206	640,495

		10,132,311

TOTAL COMMON STOCKS (COST $40,142,891)		43,531,573

Exchange Traded Fund—1.2%

	Shares	Value($)

United States – 1.2%
iShares MSCI Japan Index Fund	50,622	533,049

TOTAL EXCHANGE TRADED FUND (COST $520,559)		533,049

Investment Company – 1.5%
Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.03% (b)	712,670	712,670

TOTAL INVESTMENT COMPANY (COST $712,670)		712,670

TOTAL INVESTMENT SECURITIES (COST $41,376,120) – 98.1%		44,777,292

Percentages indicated are based on net assets of $45,626,877.

ADR	— American Depositary Receipt
plc	— Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2011.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	49

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited) (Continued)

At April 30, 2011, the Portfolio’s open forward foreign currency contracts were as follows:

Short Contracts	Delivery Date	Contract Amount (Local Currency)	Contract Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)

CURRENCY
Norwegian Krone	05/02/11	27,805	5,268	5,303	(35)
Norwegian Krone	05/03/11	45,653	8,707	8,705	2

			13,975	14,008	(33)

Long Contracts	Delivery Date	Contract Amount (Local Currency)	Contract Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)

CURRENCY
Japanese Yen	05/06/11	1,108,844	13,602	13,673	71
Japanese Yen	05/06/11	2,358,853	28,936	29,087	151
Japanese Yen	05/06/11	2,415,199	29,627	29,781	154
Japanese Yen	05/06/11	621,205	7,620	7,660	40
Japanese Yen	05/09/11	1,272,431	15,646	15,690	44
Japanese Yen	05/09/11	3,643,443	44,799	44,927	128

			140,230	140,818	588

The Portfolio invested, as a percentage of net assets, in the following industries, as of April 30, 2011:

Industry	Percent of Net Assets

Commercial Banks	11.1%
Metals & Mining	7.9%
Oil, Gas & Consumable Fuels	7.8%
Chemicals	6.3%
Insurance	4.7%
Pharmaceuticals	3.9%
Electronic Equipment, Instruments & Components	3.8%
Diversified Telecommunication Services	3.7%
Industrial Conglomerates	2.8%
Trading Companies & Distributors	2.6%
Electric Utilities	2.4%
Construction & Engineering	2.3%
Beverages	2.3%
Media	2.2%
Energy Equipment & Services	2.2%
Tobacco	2.1%
Food & Staples Retailing	1.8%
Communications Equipment	1.8%
Auto Parts & Equipment	1.8%
Wireless Telecommunication Services	1.7%
Automobiles	1.7%
Machinery	1.6%
Software	1.6%
Investment Company	1.5%
Transportation Infrastructure	1.4%
Health Care Equipment & Supplies	1.4%
Auto Components	1.3%
Air Freight & Logistics	1.3%
IT Services	1.2%
Exchange Traded Fund	1.2%
Real Estate Management & Development	1.2%
Multiline Retail	1.1%
Food Products	1.1%
Semiconductors & Semiconductor Equipment	1.0%
Diversified Consumer Services	0.8%
Diversified Financial Services	0.8%
Water Utilities	0.7%
Household Durables	0.7%
Airlines	0.7%
Computers & Peripherals	0.6%

Total Investments	98.1%

50	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited)

Common Stocks—98.8%

	Shares	Value($)

Aerospace & Defense – 1.8%
BE Aerospace, Inc. (a)	82,000	3,164,380

Auto Components – 2.4%
The Goodyear Tire & Rubber Co. (a)	234,500	4,256,175

Biotechnology – 2.0%
Alexion Pharmaceuticals, Inc. (a)	37,150	3,599,463

Capital Markets – 2.9%
MF Global Holdings Ltd. (a)	201,200	1,692,092
Waddell & Reed Financial, Inc., Class A	84,000	3,444,840

		5,136,932

Chemicals – 4.3%
Celanese Corp., Series A	72,700	3,629,184
Westlake Chemical Corp.	59,225	3,888,121

		7,517,305

Commercial Banks – 0.6%
First Horizon National Corp.	1	11
First Republic Bank (a)	31,480	986,898

		986,909

Commercial Services & Supplies – 5.0%
FleetCor Technologies, Inc. (a)	48,850	1,832,364
Hertz Global Holdings, Inc. (a)	268,800	4,626,048
Waste Connections, Inc.	76,025	2,339,289

		8,797,701

Communications Equipment – 2.1%
Brocade Communications Systems, Inc. (a)	324,100	2,025,625
Polycom, Inc. (a)	26,750	1,600,452

		3,626,077

Containers & Packaging – 3.0%
Crown Holdings, Inc. (a)	75,080	2,807,992
Packaging Corp. of America	89,840	2,563,135

		5,371,127

Diversified Consumer Services – 1.7%
New Oriental Education & Technology
Group, Inc. ADR (a)	24,580	3,063,651

Diversified Financial Services – 1.2%
MSCI, Inc., Class A (a)	58,400	2,071,448

Electrical Equipment – 3.5%
AMETEK, Inc.	76,400	3,517,456
Hubbell, Inc., Class B	38,300	2,680,617

		6,198,073

Electronic Components & Semiconductors – 1.9%
Harman International Industries, Inc.	70,400	3,416,512

Food Products – 3.7%
Green Mountain Coffee Roasters, Inc. (a)	39,680	2,656,973
Ralcorp Holdings, Inc. (a)	49,560	3,855,768

		6,512,741

Common Stocks, continued

	Shares	Value($)

Health Care Equipment & Supplies – 3.7%
Hill-Rom Holdings, Inc.	97,320	4,380,373
IDEXX Laboratories, Inc. (a)	26,290	2,140,795

		6,521,168

Health Care Providers & Services – 3.3%
Community Health Systems, Inc. (a)	80,350	2,469,156
Coventry Health Care, Inc. (a)	85,900	2,771,993
Skilled Healthcare Group, Inc., Class A (a)	48,710	590,365

		5,831,514

Hotels, Restaurants & Leisure – 1.6%
Ctrip.com International Ltd. ADR (a)	59,700	2,908,584

Internet Software & Services – 1.8%
VeriSign, Inc.	83,600	3,089,856

IT Services – 3.3%
Alliance Data Systems Corp. (a)	36,300	3,448,500
Syntel, Inc.	44,350	2,425,058

		5,873,558

Life Sciences Tools & Services – 4.9%
Illumina, Inc. (a)	30,250	2,147,145
Life Technologies Corp. (a)	48,100	2,655,120
Mettler-Toledo International, Inc. (a)	20,580	3,856,692

		8,658,957

Machinery – 5.3%
Crane Co.	74,554	3,720,990
IDEX Corp.	68,700	3,223,404
Snap-on, Inc.	40,350	2,492,420

		9,436,814

Media – 2.0%
DreamWorks Animation SKG, Inc. (a)	71,650	1,898,009
Lamar Advertising Co., Class A (a)	50,700	1,648,764

		3,546,773

Metals & Mining – 1.9%
Compass Minerals International, Inc.	34,430	3,360,712

Oil, Gas & Consumable Fuels – 10.2%
Consol Energy, Inc.	81,080	4,385,617
Denbury Resources, Inc. (a)	142,100	3,207,197
Ensco International plc ADR	62,250	3,711,345
Massey Energy Co.	49,850	3,401,764
Tesoro Corp. (a)	120,750	3,274,740

		17,980,663

Pharmaceuticals – 1.4%
Elan Corp. plc ADR (a)	252,400	2,044,440
Santarus, Inc. (a)	108,140	336,315

		2,380,755

Real Estate Investment Trusts (REITs) – 1.5%
Hospitality Properties Trust	109,200	2,637,180

Road & Rail – 2.1%
Landstar System, Inc.	76,550	3,628,470

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	51

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited)

Common Stocks, continued

	Shares	Value($)

Semiconductors & Semiconductor Equipment – 4.7%
LSI Corp. (a)	403,200	2,955,456
ON Semiconductor Corp. (a)	341,100	3,584,961
Skyworks Solutions, Inc. (a)	56,680	1,783,153

		8,323,570

Software – 5.7%
BMC Software, Inc. (a)	45,250	2,272,908
Check Point Software Technologies Ltd. (a)	72,450	3,979,678
Nuance Communications, Inc. (a)	186,950	3,869,865

		10,122,451

Specialty Retail – 1.4%
O’Reilly Automotive, Inc. (a)	40,950	2,418,507

Textiles, Apparel & Luxury Goods – 3.6%
Foot Locker, Inc.	167,050	3,594,916
Fossil, Inc. (a)	29,450	2,820,721

		6,415,637

Trading Companies & Distributors – 1.6%
WESCO International, Inc. (a)	44,250	2,741,288

Wireless Telecommunication Services – 2.7%
Finisar Corp. (a)	66,410	1,865,457
NII Holdings, Inc. (a)	68,400	2,844,072

		4,709,529

TOTAL COMMON STOCKS (COST $127,759,225)		174,304,480

Investment Company—1.6%

	Shares	Value($)

Northern Institutional Government Select Portfolio, Institutional Shares, 0.01% (b)	2,781,151	2,781,151

TOTAL INVESTMENT COMPANY (COST $2,781,151)		2,781,151

TOTAL INVESTMENT SECURITIES (COST $130,540,376) – 100.4%		177,085,631

Percentages indicated are based on net assets of $176,454,639.

ADR	— American Depositary Receipt
plc	— Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2011.

52	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR VALUE PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited)

Common Stocks—95.5%

	Shares	Value($)

Aerospace & Defense – 2.7%
Lockheed Martin Corp.	12,400	982,700
Raytheon Co.	13,400	650,570

		1,633,270

Auto Components – 1.8%
General Motors Co. (a)	33,800	1,084,642

Biotechnology – 3.6%
Amgen, Inc. (a)	38,400	2,183,040

Capital Markets – 1.4%
Goldman Sachs Group, Inc.	5,700	860,757

Commercial Banks – 2.0%
Wells Fargo & Co.	42,700	1,242,997

Commercial Services & Supplies – 1.5%
Pitney Bowes, Inc.	36,500	896,440

Communications Equipment – 5.1%
Motorola Mobility Holdings, Inc. (a)	55,025	1,433,951
Motorola Solutions, Inc. (a)	36,328	1,666,729

		3,100,680

Diversified Financial Services – 4.4%
Citigroup, Inc. (a)	367,200	1,685,448
JPMorgan Chase & Co.	22,150	1,010,705

		2,696,153

Energy Equipment & Services – 1.1%
Halliburton Co.	13,500	681,480

Food & Staples Retailing – 2.8%
CVS Caremark Corp.	31,400	1,137,936
Kroger Co. (The)	21,900	532,389

		1,670,325

Independent Power Producers & Energy Traders – 1.4%
NRG Energy, Inc. (a)	33,800	817,960

Insurance – 17.2%
Aon Corp.	38,500	2,008,545
Genworth Financial, Inc., Class A (a)	117,900	1,437,201
Lincoln National Corp.	25,900	808,857
Loews Corp.	34,440	1,524,314
MetLife, Inc.	42,000	1,965,180
The Hartford Financial Services Group, Inc.	43,900	1,271,783
Unum Group	56,100	1,485,528

		10,501,408

Machinery – 2.0%
Ingersoll-Rand plc	23,900	1,206,950

Media – 6.9%
Time Warner, Inc.	34,950	1,323,207
Viacom, Inc., Class B	56,500	2,890,540

		4,213,747

Common Stocks, continued

	Shares	Value($)

Metals & Mining – 7.1%
AngloGold Ashanti Ltd. ADR	51,527	2,626,846
Barrick Gold Corp.	33,600	1,713,936

		4,340,782

Oil, Gas & Consumable Fuels – 14.6%
Apache Corp.	19,400	2,587,378
Canadian Natural Resources Ltd.	32,000	1,502,720
Hess Corp.	12,100	1,040,116
Noble Energy, Inc.	13,310	1,281,354
Occidental Petroleum Corp.	12,000	1,371,480
Talisman Energy, Inc.	46,600	1,123,060

		8,906,108

Pharmaceuticals – 9.9%
Merck & Co., Inc.	22,800	819,660
Pfizer, Inc.	138,200	2,896,672
Sanofi-Aventis ADR	58,200	2,300,064

		6,016,396

Road & Rail – 1.7%
Union Pacific Corp.	10,000	1,034,700

Software – 6.7%
CA, Inc.	123,500	3,036,865
Microsoft Corp.	40,900	1,064,218

		4,101,083

Tobacco – 1.6%
Philip Morris International, Inc.	14,200	986,048

TOTAL COMMON STOCK (COST $48,323,452)		58,174,966

Investment Company—3.2%

Northern Institutional Government Select Portfolio, Institutional Shares, 0.01% (b)	1,944,264	1,944,264

TOTAL INVESTMENT COMPANY (COST $1,944,264)		1,944,264

TOTAL INVESTMENT SECURITIES (COST $50,267,716) – 98.7%		60,119,230

Percentages indicated are based on net assets of $60,941,551.

ADR	— American Depositary Receipt
plc	— Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2011.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	53

HSBC INVESTOR PORTFOLIOS

Statements of Assets and Liabilities—as of April 30, 2011 (Unaudited)

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Assets:
Investments in non-affiliates, at value	$111,920,306	$44,777,292	$177,085,631	$60,119,230
Foreign currency, at value	—	72,605	—	—
Unrealized appreciation on forward foreign currency contracts	—	590	—	—
Dividends receivable	36,348	255,608	69,604	24,639
Receivable for investments sold	784,435	823,408	494,059	836,077
Prepaid expenses and other assets	96	15,164	135	52

Total Assets	112,741,185	45,944,667	177,649,429	60,979,998

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	35	—	—
Payable for investments purchased	1,205,819	253,363	1,053,296	—
Accrued expenses and other liabilities:
Investment Management	54,773	32,226	112,195	25,524
Administration	2,271	922	3,576	1,240
Compliance Services	50	20	77	24
Accounting	—	919	—	231
Custodian	2,105	28,323	4,782	1,116
Trustee	343	198	473	178
Other	14,623	1,784	20,391	10,134

Total Liabilities	1,279,984	317,790	1,194,790	38,447

Applicable to investors’ beneficial interest	$111,461,201	$45,626,877	$176,454,639	$60,941,551

Total Investments, at cost	$79,871,769	$41,376,120	$130,540,376	$50,267,716

Foreign currency, at cost	$—	$71,897	$—	$—

54	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Operations—For the six months ended April 30, 2011 (Unaudited)

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Investment Income:
Dividends	$338,144	$583,823	$736,798	$379,390
Foreign tax withholding	(313)	(59,469)	—	(3,411)

Total Investment Income	337,831	524,354	736,798	375,979

Expenses:
Investment Management	301,028	188,737	630,984	148,274
Administration fees	13,327	5,380	19,960	7,149
Accounting	22,584	39,810	22,580	22,161
Compliance Services	329	133	482	172
Custodian	5,110	28,484	9,732	2,824
Printing	226	99	319	116
Professional	4,717	3,350	7,051	2,059
Trustee	1,352	685	1,956	719
Other	1,493	2,387	2,064	775

Total Expenses	350,166	269,065	695,128	184,249

Net Investment Income (Loss)	(12,335)	255,289	41,670	191,730

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	6,244,997	3,089,020	13,813,276	177,193
Net realized gains (losses) from forward foreign currency contracts	—	(44,425)	—	—
Payments by affiliates for the violation of certain investment policies and limitations	—	5,235	—	—
Change in unrealized appreciation/depreciation on investments	12,596,447	1,771,202	28,345,662	8,407,254

Net realized/unrealized gains (losses) from investments	18,841,444	4,821,032	42,158,938	8,584,447

Change In Net Assets Resulting From Operations	$18,829,109	$5,076,321	$42,200,608	$8,776,177

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	55

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets

	Growth Portfolio		International Equity Portfolio

	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$(12,335)	$(34,003)	$255,289	$3,219,961
Net realized gains (losses) from investments	6,244,997	4,569,747	3,044,595	(24,730,645)
Payments by affiliates for the violation of certain investment policies and limitations	—	—	5,235	—
Change in unrealized appreciation/depreciation on investments	12,596,447	12,751,375	1,771,202	13,409,621

Change in net assets resulting from operations	18,829,109	17,287,119	5,076,321	(8,101,063)

Proceeds from contributions	8,636,280	10,138,077	4,863,572	15,234,642
Value of withdrawals	(14,754,989)	(16,837,279)	(6,130,610)	(182,464,190)

Change in net assets resulting from transactions in investors’ beneficial interest	(6,118,709)	(6,699,202)	(1,267,038)	(167,229,548)

Change in net assets	12,710,400	10,587,917	3,809,283	(175,330,611)

Net Assets:
Beginning of period	98,750,801	88,162,884	41,817,594	217,148,205

End of period	$111,461,201	$98,750,801	$45,626,877	$41,817,594

56	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Opportunity Portfolio		Value Portfolio

	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010	For the six months ended April 30, 2011 (Unaudited)	For the year ended October 31, 2010

Investment Activities:
Operations:
Net investment income (loss)	$41,670	$(461,786)	$191,730	$429,922
Net realized gains (losses) from investments	13,813,276	17,836,311	177,193	1,033,776
Change in unrealized appreciation/depreciation on investments	28,345,662	17,016,734	8,407,254	5,043,263

Change in net assets resulting from operations	42,200,608	34,391,259	8,776,177	6,506,961

Proceeds from contributions	9,182,478	10,306,391	7,152,248	6,794,273
Value of withdrawals	(14,329,999)	(35,044,419)	(6,729,526)	(11,244,738)

Change in net assets resulting from transactions in investors’ beneficial interest	(5,147,521)	(24,738,028)	422,722	(4,450,465)

Change in net assets	37,053,087	9,653,231	9,198,899	2,056,496

Net Assets:
Beginning of period	139,401,552	129,748,321	51,742,652	49,686,156

End of period	$176,454,639	$139,401,552	$60,941,551	$51,742,652

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	57

HSBC INVESTOR PORTFOLIOS

Financial Highlights

			Ratio/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Expenses to Average Net Assets(b)(c)	Portfolio Turnover (a)

GROWTH PORTFOLIO
Year Ended October 31, 2006	7.53%		$59,828	0.69%	0.38%	0.69%	75.06%
Year Ended October 31, 2007	31.11%		89,686	0.62%	0.45%	0.62%	57.04%
Year Ended October 31, 2008	(37.75	)%(d)	81,942	0.62%	0.19%	0.62%	157.87%
Year Ended October 31, 2009	19.31%		88,163	0.69%	0.17%	0.69%	65.67%
Year Ended October 31, 2010	20.34%		98,751	0.68%	(0.04)%	0.68%	89.14%
Six Months Ended April 30, 2011 (Unaudited)	19.46%		111,461	0.66%	0.34%	0.66%	27.13%

INTERNATIONAL EQUITY PORTFOLIO
Year Ended October 31, 2006	32.79%		333,755	0.86%	2.03%	0.86%	33.39%
Year Ended October 31, 2007	25.17%		455,062	0.79%	2.16%	0.79%	26.08%
Year Ended October 31, 2008	(51.79)%		199,309	0.76%	2.65%	0.76%	28.98%
Year Ended October 31, 2009	24.16%		217,148	0.88%	2.23%	0.88%	58.31%
Year Ended October 31, 2010	6.15%		41,818	0.87%	2.07%	0.87%	63.35%
Six Months Ended April 30, 2011 (Unaudited)	12.34	%(e)	45,627	1.27%	1.20%	1.27%	129.61	%(f)

OPPORTUNITY PORTFOLIO
Year Ended October 31, 2006	19.54%		241,495	0.91%	(0.40)%	0.91%	60.83%
Year Ended October 31, 2007	30.54%		224,268	0.91%	(0.55)%	0.91%	69.41%
Year Ended October 31, 2008	(35.30)%		127,970	0.87%	(0.46)%	0.87%	80.42%
Year Ended October 31, 2009	15.41%		129,748	0.90%	(0.37)%	0.90%	64.91%
Year Ended October 31, 2010	28.74%		139,402	0.89%	(0.35)%	0.89%	67.62%
Six Months Ended April 30, 2011 (Unaudited)	30.54%		176,455	0.88%	0.05%	0.88%	29.52%

VALUE PORTFOLIO
Year Ended October 31, 2006	22.21%		67,432	0.71%	1.23%	0.71%	20.63%
Year Ended October 31, 2007	10.28%		82,658	0.66%	1.29%	0.66%	18.67%
Year Ended October 31, 2008	(39.91)%		49,663	0.64%	1.54%	0.64%	24.61%
Year Ended October 31, 2009	20.05%		49,686	0.68%	1.41%	0.68%	19.77%
Year Ended October 31, 2010	13.56%		51,743	0.67%	0.87%	0.67%	26.36%
Six Months Ended April 30, 2011 (Unaudited)	16.73%		60,942	0.65%	0.68%	0.65%	10.48%

(a)	Not annualized for period less than one year.

(b)	Annualized for periods less than one year.

(c)	Excluding fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2008, Winslow Capital Management, Inc. reimbursed $64,658 to the Growth Portfolio related to violations of certain investment policies and limitations. The corresponding impact to total return was 0.08%.

(e)

During the period ended April 30, 2011, amounts were reimbursed to the HSBC Investor International Equity Portfolio in connection with violations of certain investment policies and limitations. The corresponding impact to the total return was 0.01%.

(f)

Effective at the close of business on January 12, 2011, the HSBC Investor International Equity Portfolio changed its subadviser from AllianceBernstein L.P. to Lord, Abbett & Co. LLC. As a result, the portfolio turnover rate was higher than historic rates.

58	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2011 (Unaudited)

1.	Organization:

          The HSBC Investor Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually, a “Portfolio,” collectively, the “Portfolios”):

Portfolio	Short Name

HSBC Investor Growth Portfolio	Growth Portfolio
HSBC Investor International Equity Portfolio	International Equity Portfolio
HSBC Investor Opportunity Portfolio	Opportunity Portfolio
HSBC Investor Value Portfolio	Value Portfolio

          The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios.

          The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

          Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Securities Valuation:

          The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation:

          The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

HSBC INVESTOR PORTFOLIOS	59

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

Expense Allocations:

          Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among the applicable funds within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

Federal Income Taxes:

          Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. Federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

          Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Derivative Instruments:

          All open derivative positions at period end are reflected on the Portfolio’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts:

          Each Portfolio may enter into foreign currency exchange contracts. The Portfolios enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. For the period ended April 30, 2011, the International Equity Portfolio entered into foreign currency contracts in connection with planned purchases and sales of securities. The contract amount of forward foreign currency contracts outstanding was $0.26 million as of April 30, 2011. The monthly average contract amount for these contracts was $0.04 million.

Futures Contracts:

          Each Portfolio may invest in futures contracts. The Portfolios use futures contracts for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolios and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended April 30, 2011, the Portfolios did not hold any futures contracts.

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Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

Summary of Derivative Instruments:

The following is a summary of the fair value of derivative instruments for the International Equity Portfolio as of April 30, 2011:

	Asset Derivatives		Liability Derivatives

Primary Risk Exposure	Statements of Assets and Liabilities Location	Total Fair Value*	Statements of Assets and Liabilities Location	Total Fair Value*

Foreign Currency Contracts	Unrealized appreciation on forward foreign currency contracts	$590	Unrealized depreciation on forward foreign currency contracts	$35

*

Total Fair Value is presented by Primary Risk Exposure. For foreign currency exchange contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives).

The derivative instruments had the following impact on the Statements of Operations for the International Equity Portfolio for the period ended April 30, 2011:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Foreign Currency Contracts	Net realized gains (losses) on forward foreign currency contracts/Change in unrealized appreciation/depreciation on investments	($44,425)	$555

3.	Investment Valuation Summary:

          The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

•	Level 1: quoted prices in active markets for identical assets

•	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3: significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

          Exchange traded, domestic equity securities are valued at the last sales price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

          Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price and are typically categorized as Level 1 in the fair value hierarchy. Foreign equity securities that are not exchanged traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market and are typically categorized as Level 2 in the fair value hierarchy.

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Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

          Shares of exchange traded funds and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy.

          Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the New York Stock Exchange and are typically categorized as Level 2 in the fair value hierarchy.

Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

          Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event, are valued pursuant to procedures adopted by the Portfolio Trust’s Board of Trustees (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios’ net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When the International Equity Portfolio uses such a valuation model, the value assigned to the International Equity Portfolio’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges and are typically categorized as Level 2 in the fair value hierarchy. The valuation of these securities may represent a transfer between Levels 1 and 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the International Equity Portfolio to a significant extent.

For the period ended April 30, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of April 30, 2011 in valuing the Portfolios’ investments based upon three levels defined above:

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Growth Portfolio
Investment Securities:
Common Stocks (a)	$109,501,127	$—	$—	$109,501,127
Investment Company	2,419,179	—	—	2,419,179

Total Investment Securities	$111,920,306	$—	$—	$111,920,306

International Equity Portfolio
Investment Securities:
Common Stocks (b)	$43,531,573	$—	$—	$43,531,573
Exchange Traded Funds	533,049	—	—	533,049
Investment Company	712,670	—	—	712,670

Total Investment Securities	$44,777,292	$—	$—	$44,777,292

Other Financial Instruments (c):
Forward Foreign Currency Contracts	—	555	—	555

Total Investments	$44,777,292	$555	$—	$44,777,847

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Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Opportunity Portfolio
Investment Securities:
Common Stocks (a)	$174,304,480	$—	$—	$174,304,480
Investment Company	2,781,151	—	—	2,781,151

Total Investment Securities	$177,085,631	$—	$—	$177,085,631

Value Portfolio
Investment Securities:
Common Stocks (a)	$58,174,966	$—	$—	$58,174,966
Investment Company	1,944,264	—	—	1,944,264

Total Investment Securities	$60,119,230	$—	$—	$60,119,230

(a)	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

(b)	For detailed country descriptions, see the accompanying Schedules of Portfolio Investments.

(c)

Other financial instruments would include any derivative instruments, such as forward foreign currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

          The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. The only significant transfers between Levels 1, 2 or 3 as of April 30, 2011 are related to the use of the systematic valuation model to value foreign securities in the International Equity Portfolio.

          In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

4.	Related Party Transactions and Other Agreements: Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments. Winslow Capital Management, Inc. (“Winslow”), Lord, Abbett & Co. LLC (“Lord, Abbett”), Westfield Capital Management Company, L.P. (“Westfield”) and NWQ Investment Management Company, LLC (“NWQ”) serve as subadvisers for the Growth Portfolio, International Equity Portfolio, Opportunity Portfolio, and the Value Portfolio, respectively, and are paid for their services directly by the respective Portfolios. Effective at the close of business on January 12, 2011, Lord, Abbett replaced AllianceBernstein L.P. (“AllianceBernstein”) as subadviser to the International Equity Portfolio.

For their services, the Investment Adviser and Winslow receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated with HSBC:	Fee Rate*

Up to $250 million	0.575%
In excess of $250 million but not exceeding $500 million	0.525%
In excess of $500 million but not exceeding $750 million	0.475%
In excess of $750 million but not exceeding $1 billion	0.425%
In excess of $1 billion	0.375%

*

The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

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Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

          For their services, the Investment Adviser and Lord, Abbett (and AllianceBernstein, prior to January 12, 2011) receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate

Up to $10 million	1.015%
In excess of $10 million but not exceeding $25 million	0.925%
In excess of $25 million but not exceeding $50 million	0.790%
In excess of $50 million but not exceeding $100 million	0.700%
In excess of $100 million	0.610%

          For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

For their services, the Investment Adviser and NWQ receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate

Up to $500 million	0.525%
In excess of $500 million but not exceeding $1 billion	0.475%
In excess of $1 billion	0.425%

Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waiver/reimbursements may be stopped at any time.

Administration:

          HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Portfolios (as well as the other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly at annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

          The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, however, the assets of the Portfolios and HSBC Investor Funds that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the HSBC Investor Family of Funds. For assets invested in the Portfolios by the HSBC Investor Funds, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above. Certain administrative fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios.

          During the period ended April 30, 2011, Lord, Abbett reimbursed $5,235 to the International Equity Portfolio related to violations of certain investment policies and limitations. The impact to the total return is disclosed in the Financial Highlights.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Portfolio Trust’s Sub-Administrator subject to the general supervision of the Portfolio Trust’s Board of Trustees and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02%, which is retained by HSBC.

          Under a Compliance Services Agreement between the Portfolio Trust and the other HSBC Investor Funds (the “Trusts”) and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi $137,025 for the period ended April 30, 2011, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals as employees of Citi.

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Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

Fund Accounting:

          Citi provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

Independent Trustees:

          Each non-interested Trustee is compensated with a $63,000 annual Board retainer for services as a Trustee of the HSBC Investor Family of Funds (or the “Trusts”), as well as a $3,000 annual retainer for each Committee of the Board of the Trusts. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership. Any emeritus Trustees will be compensated for their services in accordance with a predetermined portion of the non-interested Trustee compensation schedule approved by the Board of Trustees.

5.	Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2011 were as follows:

Portfolio Name	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)

Growth Portfolio	$28,253,407	$34,245,625
International Equity Portfolio	53,773,544	54,990,084
Opportunity Portfolio	45,561,541	48,726,052
Value Portfolio	6,543,440	5,670,279

For the period ended April 30, 2011, there were no long-term U.S. Government securities held by the Portfolio Trust.

6.	Federal Income Tax Information:

          At April 30, 2011, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)*

Growth Portfolio	$80,411,230	$32,360,739	$(851,663)	$31,509,076
International Equity Portfolio	41,578,264	4,167,364	(968,336)	3,199,028
Opportunity Portfolio	133,174,429	51,906,147	(7,994,945)	43,911,202
Value Portfolio	50,434,347	12,918,165	(3,233,282)	9,684,883

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

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Investment Adviser Contract Approval (Unaudited)

          Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the fund, as defined in the 1940 Act (the “Independent Trustees”) review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2011 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

I. Annual Continuation of Advisory and Sub-Advisory Agreements

          The Board met in person on December 7, 2010 and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met on November 22 and December 6, 2010 to consider, among other things:

•

the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and HSBC Global Asset Management (USA) Inc. (the “Adviser”) and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) to one or more Funds; and

•

the approval of the continuation of certain other ancillary agreements to which the Adviser is a party that obligate the Adviser to provide the Funds with administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (each, an “Ancillary Agreement”).

          Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Advisory Contracts, Sub-Advisory Contracts and Ancillary Agreements (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance; (iv) trading practices of the Adviser and Sub-Advisers; (iv) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper Inc.; (v) total expense ratios, including in comparison with the total expense ratios of other similar funds based on materials provided by Lipper Inc.; (vi) the profitability of the Adviser and certain of the Sub-Advisers; and (vii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trust and to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

          On November 22, 2010, the Contracts Committee convened and its members reviewed the information provided in advance of the meeting and discussed, among other things: (i) the Ancillary Agreements; (ii) the Trusts’ arrangements with the Sub-Advisers and the Funds advised by the Sub-Advisers; and (iii) the Adviser’s investment advisory arrangements with respect to the World Selection Funds. At the conclusion of the meeting, the Committee requested certain additional information from the Adviser with respect to the services provided or proposed to be provided under the Ancillary Agreements, among other matters. The Contracts Committee also convened on December 6, 2010 to discuss, among other things: (i) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (ii) the Adviser’s profitability; and (iii) the Adviser’s response to the follow-up questions posed by the Contracts Committee following the November 22, 2010 Contracts Committee meeting. Following the December 6 Contracts Committee meeting, the members of the Contracts Committee determined to recommend to the Board, including the Independent Trustees, that the Agreements be continued for an additional one-year period.

          At the in-person meeting held on December 7, 2010, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

          Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to

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Investment Adviser Contract Approval (Unaudited) (continued)

the Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the World Selection Funds and the equity Funds, as well as the capabilities and performance of the Adviser’s portfolio management and credit review teams with respect to the Money Market Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides to the Funds, including the Adviser’s oversight and management of the Funds’ other service providers.

          The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; and (iii) the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. With respect to the Money Market Funds, the Independent Trustees considered the financial support the Adviser and its affiliates have afforded the Money Market Funds, in terms of both the actions taken with respect to structured investment vehicle investments in 2008 and the fee waivers and reimbursements made to maintain a non-negative yield for the Money Market Funds more recently. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

          The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, experience, and the quality of their compliance programs, among other factors. In the context of the HSBC Investor International Equity Portfolio (“International Equity Portfolio” or “Portfolio”), the Independent Trustees considered that, although they were not satisfied with the performance of the Portfolio, the Adviser had taken steps to address the Portfolio’s performance, including proposing the approval of Lord, Abbett & Co. LLC (“Lord Abbett”) to replace AllianceBernstein L.P. (“AllianceBernstein”) as investment sub-adviser to the Portfolio at the Board meeting held on December 7, and that AllianceBernstein’s services should be evaluated on the basis that AllianceBernstein likely would be replaced by Lord Abbett early in 2011.

          Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers, and that the services provided supported continuance of the Agreements.

          Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the case of the International Equity Portfolio, as noted above, the Independent Trustees considered that the Adviser had taken steps to address performance that the Independent Trustees did not deem satisfactory, including proposing that Lord Abbett become the investment sub-adviser of the Fund in place of AllianceBernstein. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to retain non-negative performance. The Independent Trustees determined that the Funds’ investment performance and the Adviser’s actions to improve investment performance, where applicable, supported continuance of the Agreements.

          Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including by means of an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Independent Trustees also considered the advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper Inc. The Independent Trustees determined that the Funds had advisory fees competitive with those of similar funds, noting the resources, expertise and experience provided to the Funds.

          The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships. In this regard, the Independent Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

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Investment Adviser Contract Approval (Unaudited) (continued)

          With respect to the administrative support services provided by the Adviser, the Independent Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds.

          The Independent Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were fair and reasonable in light of the factors set forth above.

          Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. The Independent Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

          In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

II. Approval of Sub-Advisory Agreement for the HSBC Investor International Equity Fund

          The Valuation and Investment Oversight Committee of the Board (the “Investment Committee”), which consists of the Independent Trustees, and the Board met in person and considered the initial approval of the Investment Sub-Advisory Agreement between the Adviser and Lord Abbett with respect to the International Equity Portfolio on December 6 and 7, 2010, respectively. The HSBC Investor International Equity Fund series of HSBC Advisor Funds Trust and the HSBC Investor Overseas Fund series of HSBC Investor Funds each invests all of its investable assets in the International Equity Portfolio in a master-feeder structure.

          Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Investment Sub-Advisory Agreement. This information included, among other things, information about: (i) the services that Lord Abbett would provide; (ii) the personnel who would provide such services; (iii) investment performance; (iv) fees that would be received by Lord Abbett, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper Inc.; and (v) total expense ratios, including in comparison with the total expense ratios of other similar funds based on materials provided by Lipper Inc. Counsel to the Trust and to the Independent Trustees were present at the Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

          At the meeting of the Investment Committee, the Committee members received a presentation by Lord Abbett and discussed the information presented at and the materials provided in advance of the meeting. Based on its deliberations, the Committee determined to recommend to the Board, including the Independent Trustees, that Lord Abbett replace AllianceBernstein as the Sub-Adviser of the Portfolio. At the meeting of the Board, the Independent Trustees considered the recommendation of the Investment Committee and further evaluated the proposal. As a result of this process, the Board and Independent Trustees determined to approve the Investment Sub-Advisory Agreement with respect to the Portfolio for an initial term of two years.

The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

          Nature, Extent, and Quality of Services to be Provided by the Sub-Adviser. The Independent Trustees considered information provided by the Adviser on Lord Abbett’s history, investment selection process, style tilt and flexibility, performance and tracking error. The Independent Trustees considered Lord Abbett’s organizational structure and biographical information on key employees of the firm. The Independent Trustees noted the Adviser’s view that Lord Abbett has

68	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited) (continued)

competitive advantages in the strong team dynamic of its core international strategy team members, the risk management framework used in managing portfolios, and the collaboration between the portfolio management team and others within the firm. The Independent Trustees also noted the Adviser’s comparison of Lord Abbett’s investment process to that of AllianceBernstein and the Adviser’s belief that Lord Abbett’s investment process had produced more stable returns over the longer term than that of AllianceBernstein. The Independent Trustees concluded that the nature, extent and quality of the services that Lord Abbett appeared able to provide supported engaging Lord Abbett to be the Portfolio’s Sub-Adviser.

          Investment Performance of the Sub-Adviser. The Independent Trustees considered Lord Abbett’s performance with respect to its international equity strategy over various time periods, including one, three, five and ten years. The Independent Trustees noted that the firm’s 2009 performance for the international equity strategy had been negatively affected by its fourth quarter results, but that its three year and five year performance had remained strong. The Independent Trustees also noted the consistency of Lord Abbett’s investment performance over the past five calendar years, noting that 2006 was the only year where the firm had underperformed versus the MSCI EAFE Large Cap Core Index. The Independent Trustees also noted that Lord Abbett’s consistent performance was demonstrated by its scoring in the top quartile for relative and absolute risk efficiency during that period. The Independent Trustees concluded that Lord Abbett’s investment performance for its international strategy supported its engagement as Sub-Adviser to the Portfolio.

          Costs of Services and Profits Realized by the Sub-Adviser. The Independent Trustees considered the proposed fee for providing sub-advisory services to the Portfolio and the fact that the fee was identical to the fee currently paid to AllianceBernstein. The Independent Trustees considered the information presented regarding the competitiveness of the International Equity Portfolio’s advisory fees and the total expense ratios of the HSBC Investor International Equity Fund and HSBC Investor Overseas Fund more generally in light of the proposed sub-advisory fee. The Independent Trustees concluded that the fee proposed to be paid to Lord Abbett is fair and reasonable.

          Other Relevant Considerations. Among other factors, the Independent Trustees considered the needs of the shareholders of the HSBC Investor International Equity Fund and HSBC Investor Overseas Fund in terms of investment performance, as determined by the Multimanager team of the Adviser, the Adviser’s efforts to locate one or more investment sub-advisers that had a track record of producing investment performance with the desired attributes, individually or as a group, and the relative difficulty in interesting potential candidates to pursue the sub-advisory relationship with the Portfolio, given its relatively small asset size. The Independent Trustees also considered the extent to which the Portfolio’s expense structure may permit economies of scale to be shared with the Portfolio’s shareholders and the extent to which the Portfolio’s shareholders might benefit from these potential economies of scale. The Independent Trustees also noted the proposed contractual caps on certain Fund expenses for the HSBC Investor Overseas Fund in order to reduce or control the overall operating expenses of the Fund.

          In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the proposed Sub-Advisory Agreement with respect to the International Equity Portfolio for an initial term of two years.

III. Approval of an Advisory Contract Supplement and Sub-Advisory Agreement for the HSBC Investor Risk Managed Fund

          On February 28, 2011, the Contracts Committee and the Board met in person to consider the expansion of the HSBC Investor Funds family to include a new series of HSBC Investor Funds, the HSBC Investor Risk Managed Fund (“Risk Managed Fund”) and, in connection therewith, approving:

•	the Advisory Contract between the Adviser and the Trust with respect to the Risk Managed Fund and the related Contract Supplement applicable to the Risk Managed Fund (“RM Advisory Agreement”);

•	a Sub-Advisory Agreement between the Adviser and Sinopia Asset Management (“Sinopia”) with respect to the Risk Managed Fund (“RM Sub-Advisory Agreement”); and

•	the Trust’s Ancillary Agreements applicable to the Risk Managed Fund

          Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the RM Advisory Agreement, the RM Sub-Advisory Agreement and the Ancillary Agreements applicable to the Risk Managed Fund (collectively, the “RM Agreements”). This information included, among other things, information about: (i) the services the Adviser and Sinopia would provide to the Risk Managed Fund; (ii) per-

HSBC INVESTOR FAMILY OF FUNDS	69

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited) (continued)

sonnel who provide such services; (iii) relevant past investment performance of Sinopia; and (iv) fees proposed to be received by the Adviser and Sinopia with respect to the Risk Managed Fund in comparison with other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc. Counsel to the Trust and to the Independent Trustees were present at the Contracts Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

          At its meeting, the Contracts Committee reviewed and discussed the information provided in advance of the meeting and received a presentation about Sinopia. Based on its deliberations, the Committee determined to recommend to the Board, including the Independent Trustees, that the RM Agreements be approved with respect to the Risk Managed Fund, subject to the completion by the Funds’ Chief Compliance Officer of his review of Sinopia’s compliance program and final confirmation that the Adviser and Sinopia wished for the sub-advisory fee to be split evenly as proposed. At the meeting of the Board, the Independent Trustees considered the recommendation of the Contracts Committee and further evaluated the proposal. As a result of this process, the Board and Independent Trustees determined to approve the RM Agreements with respect to the Risk Managed Fund, subject to the completion of the Chief Compliance Officer’s review of Sinopia’s compliance program and final confirmation by the Adviser and Sinopia as to the sub-advisory fee. Subsequent to the meeting, the Chief Compliance Officer completed his review and indicated to the Board that he was satisfied with Sinopia’s compliance program and the sub-advisory fee was finalized as proposed.

The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

          Nature, Extent, and Quality of Services Provided by Adviser and Sinopia. The Independent Trustees considered the nature, quality and extent of the investment advisory services to be provided by the Adviser and Sinopia with respect to the Risk Managed Fund. With respect to the Adviser, the Independent Trustees considered that the services provided would be consistent with those provided to other Funds, and therefore considered the same points as they did in considering the annual renewal of the Advisory Contract in December 2010 as set forth above.

          With respect to Sinopia, the Independent Trustees considered the scope of Sinopia’s business and Sinopia’s experience with respect to the proposed investment strategy for the Risk Managed Fund. The Independent Trustees also considered the quality and experience of the personnel proposed to manage the Risk Managed Fund’s assets and information about the past investment performance of an account managed by Sinopia using an investment strategy substantially similar to that proposed for the Risk Managed Fund (the “Performance Information”).

          Based upon these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services proposed to be provided by the Adviser and Sinopia with respect to the Risk Managed Fund.

          Investment Performance of Sinopia. The Independent Trustees considered performance information provided by the Adviser regarding an account managed by Sinopia in accordance with an investment objective and strategy substantially similar to that proposed for the Risk Managed Fund, including how the account in question had performed in both bull and bear markets and how the performance had compared to a benchmark. The Independent Trustees concluded that the investment performance presented supported the initial approval of the RM Sub-Advisory Agreement.

          Costs of Proposed Services and Profits to be Realized by the Adviser and Sinopia. The Independent Trustees considered the costs of the proposed services to be provided by the Adviser and Sinopia to the Risk Managed Fund. In this regard, the Independent Trustees considered information pertaining to the proposed advisory fees and the projected total expense ratios as compared to other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc. The Independent Trustees also considered certain information on the Adviser’s profitability with respect to its relationship with the Funds that had been presented at the December 7, 2010 meeting of the Board of Trustees, as set forth above. The Independent Trustees concluded that the advisory fees proposed to be payable to the Adviser and Sinopia are fair and reasonable in light of the factors set forth above.

          Other Relevant Considerations. The Independent Trustees also considered the extent to which the Risk Managed Fund’s expense structure may permit economies of scale to be shared with the Fund’s shareholders and the extent to which the Risk Managed Fund’s shareholders might benefit from these potential economies of scale. The Independent Trustees also noted the proposed contractual caps on certain Fund expenses proposed to be provided by the Adviser with respect to the Funds in order to reduce or control the overall operating expenses of the Fund.

70	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited) (continued)

          Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the RM Agreements, subject to the completion of the Chief Compliance Officer’s review of Sinopia’s compliance program.

HSBC INVESTOR FAMILY OF FUNDS	71

HSBC INVESTOR PORTFOLIOS

Table of Shareholder Expenses—as of April 30, 2011 (Unaudited)

          As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 through April 30, 2011.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expenses Paid During Period* 11/1/10 – 4/30/11	Annualized Expense Ratio During Period 11/1/10 – 4/30/11

Growth Portfolio	$1,000.00	$1,194.60	$3.59	0.66%
International Equity Portfolio	1,000.00	1,123.40	6.69	1.27%
Opportunity Portfolio	1,000.00	1,305.40	5.03	0.88%
Value Portfolio	1,000.00	1,167.30	3.49	0.65%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expenses Paid During Period* 11/1/10 – 4/30/11	Annualized Expense Ratio During Period 11/1/10 – 4/30/11

Growth Portfolio	$1,000.00	$1,021.52	$3.31	0.66%
International Equity Portfolio	1,000.00	1,018.50	6.36	1.27%
Opportunity Portfolio	1,000.00	1,020.43	4.41	0.88%
Value Portfolio	1,000.00	1,021.57	3.26	0.65%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

72	HSBC INVESTOR PORTFOLIOS

Other Information:

          Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ web-site at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, N.A., and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC INVESTOR PORTFOLIOS	73

HSBC INVESTOR FAMILY OF FUNDS:	SHAREHOLDER SERVICING AGENTS
For HSBC Bank USA, N.A. and
INVESTMENT ADVISER AND ADMINISTRATOR	HSBC Securities (USA) Inc. Clients
HSBC Global Asset Management (USA) Inc.	HSBC Bank USA, N.A.
452 Fifth Avenue	452 Fifth Avenue
New York, NY 10018	New York, NY 10018
1-888-525-5757
SUB-ADVISERS
HSBC Investor Growth Portfolio	For All Other Shareholders
Winslow Capital Management, Inc.	HSBC Investor Funds
4720 IDS Tower	P.O. Box 182845
80th South Eighth Street	Columbus, OH 43218-2845
Minneapolis, MN 55402	1-800-782-8183

HSBC Investor International Equity Portfolio	TRANSFER AGENT
Lord, Abbett & Co. LLC	Citi Fund Services
90 Hudson Street	3435 Stelzer Road
Jersey City, NJ 07302	Columbus, OH 43219

HSBC Investor Opportunity Portfolio	DISTRIBUTOR
Westfield Capital Management Company, L.P.	Foreside Distribution Services, L.P.
One Financial Center	690 Taylor Road, Suite 150
Boston, MA 02111	Gahanna, OH 43230-3202

HSBC Investor Value Portfolio	CUSTODIAN
NWQ Investment Management Company, LLC	The Northern Trust Company
2049 Century Park East, 16th Floor	50 South LaSalle Street
Los Angeles, CA 90067	Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-SR-WS-0611		6/11

HSBC Global Asset Management (USA) Inc.

April 30, 2011

HSBC Investor Funds

Semi-Annual report

	Class A	Class I	Class S

HSBC Emerging Markets Debt Fund	HCGAX	HCGIX	HBESX

HSBC Emerging Markets Local Debt Fund	HBMAX	HBMIX	HBMSX

[This Page Intentionally Left Blank]

Glossary of Terms

Barclays Capital U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment-grade, USD-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities. Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities.

Barclays Capital U.S. Corporate Bond Index is an unmanaged index that includes publicly issued U.S. corporate and specified foreign debentures and secured notes, which meet the specified maturity, liquidity, and quality requirements and to qualify, bonds must be SEC-registered.

Barclays Capital U.S. High-Yield Corporate Bond Index is an unmanaged index that covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

J.P. Morgan Government Bond Index – Emerging Markets Global Diversified is a comprehensive global emerging markets fixed income index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

J.P. Morgan Emerging Local Markets Index Plus tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. It is not possible to invest directly in an unmanaged index.

Morgan Stanley Capital International Europe Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell Midcap® Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

June 21, 2011

To Our Shareholders:

During the six months through April 30, 2011, the HSBC Investor Funds performed quite well, and for this we thank our managers and the Multi-manager team that monitors their results. The HSBC Investor Growth Fund and HSBC Investor Opportunity Fund significantly outperformed their benchmarks during the period. The Growth Fund (Class I Shares) returned 19.29% versus 16.96% for the Russell 1000® Growth Index1. The Opportunity Fund (Class I Shares) returned 30.43% versus 27.08% for the Russell 2500TM Growth Index1. Although they underperformed their respective benchmarks, the HSBC Investor International Equity Fund (Class I Shares) and the HSBC Investor Value Fund (Class I Shares) both provided respectable returns. The International Equity Fund returned 12.17% versus 12.95% for the MSCI EAFE Index1 and the Value Fund returned 16.65% versus 17.29% for the Russell 1000® Value Index1. The World Selection Funds (Class A Shares, without sales charge) also produced positive returns during the period: Aggressive Strategy returned 14.61%, Balanced Strategy returned 12.31%, Moderate Strategy returned 9.43% and Conservative Strategy returned 6.27%. These funds were beneficiaries of positive returns across a wide spectrum of asset classes.

Though clearly the board’s focus is on risk-adjusted performance, we also monitor asset trends. Here, to no one’s surprise, assets in our money market funds continue to decline. Today’s low rates remain the culprit, obliging the advisor and service providers to continue to waive fees. Such fee waivers amounted to $8.6 million for the six months ended April 30, and $22.4 million for the fiscal year ended October 31, 2010— tangible evidence of their commitment to maintaining a competitive return.

We are delighted to note that our other funds are seeing positive growth. Assets in the HSBC World Selection Funds increased during the period due to investment performance and shareholder subscriptions. The Investor Equity Funds also increased their assets during period, benefitting from strong performance in the global equity markets.

We are pleased that the advisor is taking steps to broaden the Funds’ product offerings, especially in those areas where HSBC enjoys competitively distinguishing experience and skill. The advisor launched two emerging market fixed income funds on April 7: the HSBC Emerging Markets Debt Fund and the HSBC Emerging Markets Local Debt Fund. Such funds are rising in popularity as investors seek the diversity and higher yields of foreign markets and currencies. We have included additional information on the advisor’s capabilities in emerging markets, and we look forward to working with the advisor to expand our emerging markets offerings within the fund family.

Among the issues troubling investors today are how the end of “QEII”—the U.S. Federal Reserve’s second round of quantitative easing measures—may affect markets this summer and prospects for inflation in the near term. The only positive thing one might say of inflation is that it enables politicians some surcease from the price of their follies, enabling them to pay old debt with new, less valuable money. Everything else is pernicious: inflation erodes savings, discourages investment, introduces price distortions, leads to tax bracket creep, increases labor strife and inevitably leads to an economic contraction when central bankers—usually late in the game—ratchet rates up.

The challenge for investors facing such concerns is to be proactive in their asset allocation, something with which our advisor assists investors all over the world. Our shareholders can learn more about these capabilities by visiting an HSBC Financial Advisor or by visiting the Funds’ website at http://investorfunds.us.hsbc.com. Investors can learn more about the Funds, including the World Selection Funds, which provide simple and efficient asset allocation within a single mutual fund investment.

4	HSBC INVESTOR FAMILY OF FUNDS

Chairman’s Message (continued)

As a fund complex dominated (though to a declining extent) by money market fund offerings, we are following closely the U.S. President’s Working Group on Financial Markets and the Security & Exchange Commission’s effort to implement new reforms that will enhance the stability of the money market fund industry and seek to prevent crises like the one that occurred in September 2008, when the net asset value of the Reserve Primary Fund–a large money market fund–fell below $1 a share. One of the more interesting proposed reforms has come from HSBC. That proposal can be found on the SEC’s website, http://www.sec.gov/comments/4-619/4-619.shtml. We will continue to monitor all industry reform proposals put forth towards providing the best money market fund structures and products to meet the needs of our shareholders.

Cordially,

Michael Seely

Chairman, HSBC Investor Funds

1 For additional information, please refer to the Glossary of Terms.

Emerging markets fixed income is a key investment strategy for HSBC Global Asset Management. Considered to be one of the largest emerging markets investment managers in the world, HSBC Global Asset Management currently manages US$145 billion, as at December 31, 2010, in emerging market assets globally.

The HSBC Emerging Markets Debt team, based in New York, has managed institutional portfolios around the world since 1987. The team is currently led by Guillermo Ossés, Head of Emerging Markets Debt Portfolio Management.

Emerging markets debt has grown into an important asset class over the last decade as legal, regulatory and economic climates within many emerging markets countries have improved.

Since 1990, the emerging markets debt investment universe has grown significantly to reach over US$11 trillion as at end of December 2010. Thanks to strong economic fundamentals and improving debt dynamics, emerging market countries have experienced credit upgrades for both corporate and government issuers. Today, more than half of the emerging market universe is investment grade, and emerging market bonds have substantially outperformed developed market bonds over the last 15 years.

Key factors influencing this growth include:

•	High economic growth rates

•	Improving fundamentals through sound fiscal policies and responsible monetary policy

•	Strong demand for raw materials, goods and services

•	Positive long-term outlook

The diversity among economies in more than 50 emerging market countries provides investors with a variety of risk/reward opportunities. Emerging Markets Debt can have a legitimate place in any portfolio as a strategic investment. As part of a broader portfolio, Emerging markets debt has the potential to enhance returns and provide diversification for investors. As these emerging market economies expand, governments and corporations alike look to local and international markets to finance growth.

HSBC INVESTOR FAMILY OF FUNDS	5

President’s Message

Dear Shareholder,

Welcome to the HSBC Investor Funds semi-annual report, covering the period between November 1, 2010 and April 30, 2011. This report offers detailed information about your Funds’ results. We encourage you to review it carefully.

Inside these pages, you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. As always, the report includes the financial statements covering the first half of the fiscal year for each of the Funds. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets during the period and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

Short-term interest rates continue to hover around record low levels. In response, HSBC has continued to waive a portion of its advisory and shareholder servicing fees from the various money market funds in order to maintain a positive yield for the Funds’ shareholders.

Our Multimanager team continues to review and monitor the subadvisers that manage the Equity Funds’ capabilities and during the fiscal period recommended to the Funds’ Board a change in the subadviser for the International Equity Portfolio. As a result, Lord, Abbett & Co. became the subadviser for that Portfolio effective at the close of business on January 12. The team also reviews and monitors the third party funds in which the World Selection Funds invest.

On April 7 of this year, we launched two emerging market fixed income funds, HSBC Emerging Markets Debt Fund and HSBC Emerging Markets Local Debt Fund. A description of our emerging markets capabilities is also included as part of this report; we hope you find it to be of interest. We believe that adding the emerging markets asset class to the HSBC fund family will provide shareholders with a broad range of investment options that capitalize on one of HSBC’s strengths — investing in emerging markets.

In closing, we would like to thank you for investing through the HSBC Investor Funds. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti

President

6	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The global economy continued its recovery during the six-month period between November 1, 2010 and April 30, 2011. Moderate economic growth coincided with continued strength in emerging economies and better-than-expected corporate earnings. The economic recovery continued to benefit from the Federal Reserve Board’s decision to keep the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% and 0.25%.

The period began with renewed concerns about the risk of a sovereign debt default. Eurozone monetary stability appeared especially threatened by the sovereign debt crisis in Ireland and the possibility that the crisis would spread to weak peripheral economies, particularly Portugal and Spain. This threat was alleviated to some extent later in the period due to the approval of an economic rescue package for Ireland and successful debt auctions in Italy, Portugal and Spain.

Growth remained robust in many emerging economies, but inflationary pressures increased. Many governments tightened monetary policy in order to counter rising prices of food and other commodities. Oil prices rose sharply in the first quarter, a development that dampened economic growth during the last two months of the period.

The U.S. Gross Domestic Product (“GDP”)1 grew at 3.1% during the fourth quarter of 2010—a slowdown from the previous quarter but still ahead of expectations. GDP during the first quarter of 2011 experienced growth at 1.8%. U.S. consumer confidence returned to pre-recession levels, though it dipped somewhat toward the end of the period. Job creation picked up during the period, but unemployment remained a significant drag on the economic recovery. Home sales in the U.S. rose, but home prices remained low and foreclosure and delinquency rates hit record levels. Meanwhile, reports showed that manufacturing activity was robust, the services sector expanded and consumer confidence trended upward.

Market Review

Markets performed poorly throughout November due to a number of factors, including eurozone monetary instability, speculation about potential interest rate hikes, and geopolitical tensions involving North Korea. By the end of 2010, however, investors were reassured by economic rescue packages for several eurozone economies and improving U.S. economic data, sending stocks significantly higher.

Equities continued to perform strongly during the first two months of 2011 as a number of signs emerged that the U.S. economy was on surer footing. Data showed increasing consumer confidence, robust manufacturing, soaring home sales and substantial corporate earnings.

Numerous factors undermined investor confidence late in the period, including inflation in emerging economies and persistently high unemployment in the U.S. During the second half of the period, several dramatic and historic events threatened the stability of global markets. Unrest in the Middle East, most notably in Egypt and Libya, weighed on investor confidence. Then the earthquake and tsunami in Japan triggered a sharp dive in equities in mid-March. Rising oil and commodity prices also weighed on investor confidence and contributed to lagging returns during the last two months of the period.

Investors favored higher-risk areas of the equity market, helping emerging markets and small-cap stocks produce strong gains during the six months through April 2011. The Russell 2000® Index1 of small-company stocks returned 23.73% and the MSCI EAFE Index1 returned 12.95%.

Stocks in developed economies, with the notable exception of Japan, posted moderate gains during the period. European markets rose as governments coordinated a response to sovereign debt problems and economic activity increased. In the U.S., the energy and industrials sectors performed strongly due in part to rising commodity prices. The S&P 500 Index1 of large-company stocks returned 16.36% for the six months through April 30, 2011.

Among fixed-income securities, corporate bonds—particularly high-yield bonds—exhibited strength throughout the period as investors sought out additional yield in a low interest rate environment. The Barclays Capital U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 0.02% for the six months through April 30, 2011, while the Barclays Capital U.S. High-Yield Corporate Bond Index1 returned 7.23%.

The pursuit of yield led to low demand for government bonds. U.S. Treasury yields ticked upward throughout much of the period, though they remained low by historical standards. Treasuries faced increasing pressure from both the growing U.S. debt burden and concerns about a demand shortfall after the current quantitative easing program ends.

1 For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	7

[This Page Intentionally Left Blank]

Portfolio Reviews

Portfolio Composition*
April 30, 2011 (Unaudited)

HSBC Emerging Markets Debt Fund

Investment Allocation	Percentage of Investments at Value

Mexico	14.5%

Russian Federation	12.6%

Venezuela	10.2%

Turkey	9.7%

Brazil	9.0%

Indonesia	6.6%

Philippines	5.0%

Argentina	4.9%

Investment Company	4.3%

Kazakhstan	3.7%

Colombia	3.0%

Other	16.5%

Total	100.0%

HSBC Emerging Markets Local Debt Fund

Investment Allocation	Percentage of Investments Value

Investment Company	41.1%

Mexico	12.0%

South Africa	10.3%

Poland	7.1%

Turkey	6.7%

Malaysia	6.2%

Indonesia	4.9%

Thailand	4.9%

Colombia	3.1%

Peru	1.7%

Russian Federation	1.6%

Brazil	0.4%

Total	100.0%

*	Portfolio composition is subject to change.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	9

HSBC EMERGING MARKETS DEBT FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited)

Foreign Bond—2.0%

	Principal Amount ($)	Value ($)

Mexico – 2.0%
Mexican Bonos Desarr, Series MI10, 9.00%, 12/20/12 (a)	5,570,000	512,237

TOTAL FOREIGN BOND (COST $499,708)		512,237

Yankee Dollars—93.9%

Argentina – 5.0%
Republic of Argentina, 8.28%, 12/31/33 DN	975,713	868,385
Republic of Argentina, 2.50%, 12/31/38 (b)	875,000	379,312

		1,247,697

Bermuda – 1.0%
Pacnet Ltd., 9.25%, 11/9/15, Callable 11/9/13 @ 104.63	250,000	254,415

Brazil – 9.0%
Banco BMG SA, 9.15%, 1/15/16	350,000	369,775
Federal Republic of Brazil, 4.88%, 1/22/21	1,000,000	1,032,500
Federal Republic of Brazil, 8.75%, 2/4/25	450,000	613,125
Petrobras International Finance Co., 5.75%, 1/20/20	250,000	259,743

		2,275,143

Colombia – 3.0%
Republic of Colombia, 7.38%, 3/18/19	300,000	364,500
Republic of Colombia, 8.13%, 5/21/24	300,000	386,700

		751,200

Cyprus – 0.4%
Alfa Issuance Ltd., Series E, 8.00%, 3/18/15, MTN	100,000	108,000

El Salvador – 1.0%
Republic of El Salvador, 7.75%, 1/24/23	225,000	250,875

Indonesia – 6.6%
Majapahit Holding BV, 8.00%, 8/7/19	225,000	262,687
Republic of Indonesia, 5.88%, 3/13/20	1,100,000	1,199,000
Republic of Indonesia, 4.88%, 5/5/21	200,000	198,550

		1,660,237

Kazakhstan – 3.7%
Development Bank of Kazakhstan, 5.50%, 12/20/15	525,000	548,625
KazMunayGas National Co., 11.75%, 1/23/15	300,000	375,000

		923,625

Lithuania – 1.4%
Republic of Lithuania, 5.13%, 9/14/17	350,000	355,250

Malaysia – 1.5%
1Malaysia Sukuk Global Berhad, 3.93%, 6/4/15	175,000	184,397
Petronas Capital Ltd., 5.25%, 8/12/19	175,000	186,114

		370,511

Yankee Dollars, continued

	Principal Amount ($)	Value ($)

Mexico – 12.5%
BBVA Bancomer SA, 6.50%, 3/10/21	375,000	382,968
Petroleos Mexicanos, 5.50%, 1/21/21	1,000,000	1,024,500
United Mexican States, Series A, 5.13%, 1/15/20, MTN	1,650,000	1,744,050

		3,151,518

Panama – 1.2%
Republic of Panama, 5.20%, 1/30/20	175,000	186,375
Republic of Panama, 7.13%, 1/29/26	100,000	119,900

		306,275

Peru – 2.0%
Republic of Peru, 7.13%, 3/30/19	150,000	174,000
Republic of Peru, 8.75%, 11/21/33	250,000	321,375

		495,375

Philippines – 5.0%
Republic of Philippines, 4.00%, 1/15/21	1,300,000	1,249,625

Poland – 1.0%
Republic of Poland, 3.88%, 7/16/15	250,000	254,847

Qatar – 1.0%
State of Qatar, 5.25%, 1/20/20	250,000	263,750

Russian Federation – 12.7%
RSHB Capital SA, 6.30%, 5/15/17	475,000	498,156
Russia, 7.50%, 3/31/30 (b)	1,859,750	2,167,781
RZD Capital Ltd., Series E, 5.74%, 4/3/17, MTN	500,000	523,125

		3,189,062

South Africa – 3.0%
Republic of South Africa, 6.88%, 5/27/19	650,000	756,275

Turkey – 9.7%
Republic of Turkey, 5.63%, 3/30/21	2,350,000	2,439,300

Ukraine – 2.0%
Ukraine Government, 6.88%, 9/23/15	475,000	495,663

Uruguay – 1.0%
Republic of Uruguay, PIK, 7.88%, 1/15/33	200,000	246,000

Venezuela – 10.2%
Bolivarian Republic of Venezuela, 7.65%, 4/21/25	125,000	76,562
Petroleos de Venezuela SA, 8.50%, 11/2/17	1,150,000	833,750
Republic of Venezuela, 7.75%, 10/13/19	2,400,000	1,656,000

		2,566,312

TOTAL YANKEE DOLLARS (COST $23,549,331)		23,610,955

10	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited) (continued)

Investment Company—4.3%

	Shares	Value ($)

Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.03% (d)	1,087,256	1,087,256

TOTAL INVESTMENT COMPANY (COST $1,087,256)		1,087,256

TOTAL INVESTMENT SECURITIES (COST $25,136,295)—100.2%		25,210,448

Percentages indicated are based on net assets of $25,147,831.

MTN — Medium Term Note

PIK — Payment-in-Kind

DN — Discount Note

(a)	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.

(b)	Discount note. Rate presented represents the effective yield at time of purchase.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specified date. The rate represents the effective yield at April 30, 2011.

(d)	The rate represents the annualized one-day yield that was in effect on April 30, 2011.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	11

HSBC EMERGING MARKETS LOCAL DEBT FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited)

Foreign Bonds—56.4%

	Principal Amount ($)	Value ($)

Colombia – 3.0%
Republic of Colombia, 12.00%, 10/22/15 (a)	1,050,000,000	763,464

Indonesia – 4.7%
Indonesia Government, Series FR28, 10.00%, 7/15/17 (a)	9,100,000,000	1,211,564

Malaysia – 6.0%
Malaysian Government, Series 0409, 3.74%, 2/27/15 (a)	4,500,000	1,538,319

Mexico – 11.6%
Mexican Bonos Desarr, Series MI10, 9.00%, 12/20/12 (a)(b)	27,740,000	2,551,068
Mexican Bonos Desarr, Series M, 8.00%, 6/11/20 (a)	4,500,000	412,037

		2,963,105

Peru – 1.6%
Peru Bono Soberano, 9.91%, 5/5/15 (a)	1,015,000	410,525

Poland – 6.8%
Poland Government Bond, Series 0414, 5.75%, 4/25/14 (a)	4,600,000	1,752,703

Russian Federation – 1.5%
Russia Foreign Bond, Registered, 7.85%, 3/10/18 (a)	10,000,000	387,979

South Africa – 10.0%
Republic of South Africa, Series R157, 13.50%, 9/15/15 (a)	10,000,000	1,850,481
Republic of South Africa, Series R207, 7.25%, 1/15/20 (a)	5,000,000	708,157

		2,558,638

Thailand – 4.7%
Thailand Government Bond, 4.13%, 11/18/16 (a)	35,000,000	1,211,068

Turkey – 6.5%
Turkey Government Bond, 10.00%, 4/10/13 (a)(b)	2,480,000	1,665,947

TOTAL FOREIGN BONDS (COST $14,174,730)		14,463,312

Yankee Dollar—0.4%

	Shares or Principal Amount ($)	Value ($)

Brazil – 0.4%
Banco BMG SA, Registered, 9.15%, 1/15/16	100,000	105,650

TOTAL YANKEE DOLLAR (COST $105,813)		105,650

Investment Company—39.8%

Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.03% (c)	10,212,329	10,212,329

TOTAL INVESTMENT COMPANY (COST $10,212,329)		10,212,329

TOTAL INVESTMENT SECURITIES (COST $24,492,872)—96.6%		24,781,291

Percentages indicated are based on net assets of $25,665,911.

(a)	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.

(b)	Step Bond. Income recognition is on the effective yield method for Step Bonds.

(c)	The rate represents the annualized one-day yield that was in effect on April 30, 2011.

Interest Rate Swap Agreements

At April 30, 2011, the Fund’s open interest rate swap agreements were as follows:

Underlying Instrument	Counterparty	Notional Amount (Local)	Notional Amount ($)	Fixed Rate (%)	Expiration Date	Value ($)	Upfront Premiums Paid/(Received) ($)	Unrealized Appreciation/ (Depreciation) ($)

Fixed CDI 01/03/13, the Fund receives fixed 12.63%, pays CETIP Interbank Dep Rate	JPMorgan Chase Bank N.A.	3,900,000 BRL	2,479,812	12.63	01/03/13	832	—	832

12	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS LOCAL DEBT FUND

Schedule of Portfolio Investments—as of April 30, 2011 (Unaudited) (continued)

At April 30, 2011, the Fund’s open forward foreign currency contracts were as follows:

Short Contracts	Delivery Date	Contract Amount (Local Currency)	Contract Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)

CURRENCY
Brazilian Real	05/03/11	1,191,462	751,000	757,494	(6,494)
Brazilian Real	05/03/11	2,404,039	1,535,146	1,528,412	6,734
Brazilian Real	06/02/11	788,250	500,000	500,388	(388)
Chilean Peso	07/07/11	179,250,000	375,000	386,282	(11,282)
Columbian Peso	08/31/11	685,125,000	375,000	387,013	(12,013)
Mexican Nuevo Peso	08/08/11	83,030,513	6,984,984	7,146,532	(161,548)
South African Rand	08/15/11	4,707,319	677,098	706,980	(29,882)

			11,198,228	11,413,101	(214,873)

Long Contracts	Delivery Date	Contract Amount (Local Currency)	Contract Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)

CURRENCY
Argentine Peso	05/16/11	1,525,500	375,000	372,787	(2,213)
Brazilian Real	05/03/11	3,595,500	2,250,000	2,285,905	35,905
Brazilian Real	08/02/11	2,404,039	1,511,119	1,512,533	1,414
Chilean Peso	07/07/11	59,850,000	125,000	128,976	3,976
Chinese Renminbi	07/27/11	1,622,500	250,000	252,023	2,023
Columbian Peso	08/31/11	224,500,000	125,000	126,815	1,815
Hong Kong Dollar	07/27/11	9,512,003	1,225,000	1,225,553	553
Hungarian Forint	09/12/11	141,450,000	750,000	780,063	30,063
Indonesian Rupiah	07/29/11	3,270,000,000	375,000	375,948	948
Indonesian Rupiah	07/29/11	1,992,950,000	230,000	229,127	(873)
Israeli Shekel	07/26/11	1,397,129	408,147	412,056	3,909
Korean Won	07/28/11	547,625,000	500,000	509,727	9,727
Mexican Nuevo Peso	08/08/11	69,956,196	5,867,824	6,021,212	153,388
Mexican Nuevo Peso	08/08/11	8,236,185	690,000	708,898	18,898
Mexican Nuevo Peso	08/08/11	8,542,916	724,436	735,299	10,863
New Romanian Leu	07/28/11	1,272,107	437,000	459,141	22,141
Philippine Peso	07/26/11	12,779,400	295,000	297,275	2,275
Polish Zloty	08/11/11	2,106,395	750,000	786,583	36,583
Polish Zloty	08/11/11	177,246	62,600	66,188	3,588
Russian Rouble	08/30/11	22,156,785	775,000	799,891	24,891
Singapore Dollar	07/13/11	2,521,400	2,008,508	2,060,548	52,040
Taiwanese Dollar	07/27/11	7,157,500	250,000	250,646	646
Thai Baht	07/28/11	6,353,640	212,000	211,802	(198)
Turkish Lira	07/05/11	304,473	195,000	198,009	3,009
Turkish Lira	07/05/11	721,309	470,000	469,091	(909)

			20,861,634	21,276,096	414,462

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	13

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2011 (Unaudited)

	Emerging Markets Debt Fund	Emerging Markets Local Debt Fund

Assets:
Investment securities, at value	$25,210,448	$24,781,291
Foreign currency, at value	—	354,663
Unrealized appreciation on swap agreements	—	832
Unrealized appreciation on forward foreign currency contracts	—	425,389
Interest and dividends receivable	356,416	265,592
Receivable for capital shares issued	45,532	68,997
Reclaims receivable	—	19,952
Prepaid expenses and other assets	314	8,736

Total Assets	25,612,710	25,925,452

Liabilities:
Interest and dividends payable	46,888	21,146
Unrealized depreciation on forward foreign currency contracts	—	225,800
Payable for investments purchased	404,558	—
Accrued expenses and other liabilities:
Investment Management	2,286	884
Administration	345	348
Shareholder Servicing	17	21
Compliance Services	50	63
Trustee	119	148
Other	10,616	11,131

Total Liabilities	464,879	259,541

Net Assets	$25,147,831	$25,665,911

Composition of Net Assets:
Capital	$25,046,042	$25,129,647
Accumulated net investment income (loss)	19,160	14,977
Accumulated net realized gains (losses) from investments	8,155	25,924
Unrealized appreciation/depreciation on investments	74,474	495,363

Net Assets	$25,147,831	$25,665,911

Net Assets:
Class A Shares	$101,070	$211,903
Class I Shares	24,946,165	25,351,777
Class S Shares	100,596	102,231

Total	$25,147,831	$25,665,911

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	10,067	20,745
Class I Shares	2,484,501	2,482,047
Class S Shares	10,019	10,009
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$10.04	$10.21
Class I Shares	$10.04	$10.21
Class S Shares	$10.04	$10.21
Maximum Sales Charge — Class A Shares	4.75%	4.75%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge)) — Class A Shares	$10.54	$10.72

Total Investment securities, at cost	$25,136,295	$24,492,872

Foreign currency, at cost	$—	$352,850

14	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2011 (Unaudited) (a)

	Emerging Markets Debt Fund	Emerging Markets Local Debt Fund

Investment Income:
Interest	$78,506	$49,946
Dividends	90	220

Total Investment Income	78,596	50,166

Expenses:
Investment Management	8,214	8,288
Advisory Services:
Operational Support — Class A Shares	14	17
Operational Support — Class I Shares	1,630	1,643
Administration:
Class A Shares	3	4
Class I Shares	715	721
Class S Shares	3	3
Shareholder Servicing:
Class A Shares	17	21
Accounting	3,479	3,477
Compliance Services	50	63
Custodian	7,900	9,041
Printing	1,437	1,725
Transfer Agent	1,550	1,706
Trustee	119	148
Other	1,385	1,452

Total expenses before fee reductions	26,516	28,309
Fees voluntarily reduced by Administrator, Fund Accountant and Transfer Agent	(5,040)	(5,201)
Fees contractually reduced by Investment Adviser	(7,572)	(9,065)

Net Expenses	13,904	14,043

Net Investment Income (Loss)	64,692	36,123

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	8,155	4,562
Net realized gains (losses) from forward foreign currency contracts	—	15,460
Net realized gains (losses) from swap agreements	—	5,902
Change in unrealized appreciation/depreciation on investments	74,474	495,363

Net realized/unrealized gains (losses) from investments	82,629	521,287

Change In Net Assets Resulting From Operations	$147,321	$557,410

(a)	Commenced operations on April 7, 2011.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	15

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund	Emerging Markets Local Debt Fund

	For the period ended April 30, 2011 (a) (Unaudited)	For the period ended April 30, 2011 (a) (Unaudited)

Investment Activities:
Operations:
Net investment income (loss)	$64,692	$36,123
Net realized gains (losses) from investments	8,155	25,924
Change in unrealized appreciation/depreciation on investments	74,474	495,363

Change in net assets resulting from operations	147,321	557,410

Dividends:
Net investment income:
Class A Shares	(167)	(161)
Class I Shares	(45,178)	(20,896)
Class S Shares	(187)	(89)

Change in net assets resulting from shareholder dividends	(45,532)	(21,146)

Change in net assets resulting from capital transactions	25,046,042	25,129,647

Change in net assets	25,147,831	25,665,911

Net Assets:
Beginning of period	—	—
End of period	$25,147,831	$25,665,911

Accumulated net investment income (loss)	$19,160	$14,977

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$100,500	$208,537
Dividends reinvested	167	124

Class A Shares capital transactions	100,667	208,661

Class I Shares:
Proceeds from shares issued	24,800,010	24,800,000
Dividends reinvested	45,178	20,897

Class I Shares capital transactions	24,845,188	24,820,897

Class S Shares:
Proceeds from shares issued	100,000	100,000
Dividends reinvested	187	89

Class S Shares capital transactions	100,187	100,089

Change in net assets resulting from capital transactions	$25,046,042	$25,129,647

SHARE TRANSACTIONS:
Class A Shares:
Issued	10,050	20,733
Reinvested	17	12

Change in Class A Shares	10,067	20,745

Class I Shares:
Issued	2,480,001	2,480,000
Reinvested	4,500	2,047

Change in Class I Shares	2,484,501	2,482,047

Class S Shares:
Issued	10,000	10,000
Reinvested	19	9

Change in Class S Shares	10,019	10,009

(a)	Commenced operations on April 7, 2011.

16	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Period Ended April 30, 2011 (Unaudited)(d)	$10.00	0.02	0.04	0.06	(0.02)	(0.02)	$10.04

CLASS I SHARES
Period Ended April 30, 2011 (Unaudited)(d)	$10.00	0.03	0.03	0.06	(0.02)	(0.02)	$10.04

CLASS S SHARES
Period Ended April 30, 2011 (Unaudited)(d)	$10.00	0.03	0.03	0.06	(0.02)	(0.02)	$10.04

		Ratios/Supplementary Data

	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Expenses to Average Net Assets(b)(c)	Portfolio Turnover (a)(e)

CLASS A SHARES
Period Ended April 30, 2011 (Unaudited)(d)	0.57%	$101	1.20%	3.79%	2.00%	4.88%

CLASS I SHARES
Period Ended April 30, 2011 (Unaudited)(d)	0.58%	$24,946	0.85%	4.14%	1.65%	4.88%

CLASS S SHARES
Period Ended April 30, 2011 (Unaudited)(d)	0.59%	$101	0.75%	4.24%	1.55%	4.88%

(a)	Not annualized for periods less than one year. Total returns do not include any sales or redemption charges.

(b)	Annualized for periods less than one year.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)	Commenced operations on April 7, 2011.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	17

HSBC EMERGING MARKETS LOCAL DEBT FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Period Ended April 30, 2011 (Unaudited)(d)	$10.00	0.01	0.21	0.22	(0.01)	(0.01)	$10.21

CLASS I SHARES
Period Ended April 30, 2011 (Unaudited)(d)	$10.00	0.02	0.20	0.22	(0.01)	(0.01)	$10.21

CLASS S SHARES
Period Ended April 30, 2011 (Unaudited)(d)	$10.00	0.02	0.20	0.22	(0.01)	(0.01)	$10.21

		Ratios/Supplementary Data

	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Expenses to Average Net Assets(b)(c)	Portfolio Turnover (a)(e)

CLASS A SHARES
Period Ended April 30, 2011 (Unaudited)(d)	2.18%	$212	1.20%	2.26%	2.21%	4.36%

CLASS I SHARES
Period Ended April 30, 2011 (Unaudited)(d)	2.18%	$25,352	0.85%	2.41%	1.68%	4.36%

CLASS S SHARES
Period Ended April 30, 2011 (Unaudited)(d)	2.19%	$102	0.75%	2.51%	1.58%	4.36%

(a)	Not annualized for periods less than one year. Total returns do not include any sales or redemption charges.

(b)	Annualized for periods less than one year.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)	Commenced operations on April 7, 2011.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

18	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2011 (Unaudited)

1.	Organization:

          HSBC Investor Funds (the “Trust’’), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act’’), as an open-end management investment company. As of April 30, 2011, the Trust is comprised of 15 separate operational funds, each a series of the HSBC Investor Family of Funds. The accompanying financial statements are presented for the following 2 funds (individually a “Fund,’’ collectively the “Funds’’):

Fund	Short Name

HSBC Emerging Markets Debt Fund	Emerging Markets Debt Fund

HSBC Emerging Markets Local Debt Fund	Emerging Markets Local Debt Fund

Each of the Funds is a diversified fund and a part of the HSBC Investor Family of Funds. Financial statements for all other funds of HSBC Investor Family of Funds are published separately.

          The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Funds are authorized to issue three classes of shares: Class A Shares, Class I Shares, and Class S Shares. Class A Shares of the Funds have a maximum sales charge of 4.75% as a percentage of the original purchase price. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares.

          Under the Trust’s organizational documents, the Funds’ Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Securities Valuation:

          The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below in Note 3.

Investment Transactions and Related Income:

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation:

          The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

HSBC INVESTOR FAMILY OF FUNDS	19

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

Risks Associated with Foreign Securities and Currencies:

          Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Restricted and Illiquid Securities:

          A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act’’) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees. Therefore, not all restricted securities are considered illiquid. As of April 30, 2011, the Funds did not hold any restricted securities that were deemed illiquid.

Derivative Instruments:

Forward Foreign Currency Contracts:

          Each Fund may enter into forward foreign currency contracts. The Funds enter into forward foreign currency contracts in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of securities denominated in a particular currency or to enhance return. In addition to the foreign currency risk related to the use of these contracts, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. During the period ended April 30, 2011, the Emerging Markets Local Debt Fund entered into forward foreign currency contracts for the purpose of enhancing the Fund’s return. The contract amount of forward foreign currency contracts outstanding was $30.5 million as of April 30, 2011. The weekly average amount for these contracts was $29.3 million for the period ended April 30, 2011.

Swap Agreements:

          The Funds may enter into swap contracts and other similar instruments in accordance with their investment objectives and policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices.

          The Funds will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two returns. Up-front receipts and payments are recorded as deferred income (liability) or expense (asset), as the case may be. These upfront receipts and payments are amortized to income or expense over the life of the swap agreement. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus income on the instruments, less the interest paid by the Fund on the notional amount, is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities.

          Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

20	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

          The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

          During the period ended April 30, 2011, the Emerging Markets Local Debt Fund entered into interest rate swap agreements to manage its exposure to interest rates and as a substitute for investing directly in securities. The notional amount of interest rate swap agreements outstanding was $2.5 million as of April 30, 2011. The weekly average notional amount for these agreements was $11.6 million for the period ended April 30, 2011.

Summary of Derivative Instruments:

The following is a summary of the fair value of derivative instruments for the Emerging Markets Local Debt Fund as of April 30, 2011:

	Asset Derivatives		Liability Derivatives

Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	$425,389	Unrealized depreciation on forward foreign currency contracts	$225,800

Interest Rate Contracts	Unrealized appreciation on swap agreements	$832	Unrealized depreciation on swap agreements	$—

*

Total Fair Value is presented by Primary Risk Exposure. For forward foreign currency contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives). For swap agreements, the amounts represent the appreciation/depreciation of these swap agreements as reported in the Schedules of Portfolio Investments and Statements of Assets and Liabilities.

The derivative instruments had the following impact on the Statements of Operations for the Emerging Markets Local Debt Fund for the period ended April 30, 2011:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Foreign Exchange Contracts	Net realized gains (losses) from forward foreign currency contracts, Change in unrealized appreciation/depreciation on investments	$15,460	$199,589

Interest Rate Contracts	Net realized gains (losses) from swap agreements, Change in unrealized appreciation/depreciation on investments	$—	$832

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable funds within the HSBC Investor Family of Funds in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

          Dividends from net investment income, if any, are declared and distributed monthly by the Funds. Dividends from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

HSBC INVESTOR FAMILY OF FUNDS	21

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

          The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, differing treatment on certain swap agreements, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Redemption Fee:

          A redemption fee of 2.00% is charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For the period ended April 30, 2011, no redemption fees were collected.

Federal Income Taxes:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

          Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3.	Investment Valuation Summary:

          The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

• Level 1: quoted prices in active markets for identical assets

• Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

• Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

          Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued at the bid price as of the time net asset value is determined on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds’ Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and matrix techniques which take into account appropriate factors such as the institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities and are typically categorized as Level 2 in the fair value hierarchy.

Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

          Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the New York Stock Exchange and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps, are generally valued by using a valuation provided by an approved independent pricing service and are typically categorized as Level 2 in the fair value hierarchy.

22	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

Interest rate swap agreements are generally valued using a valuation provided by an independent pricing service approved by the Funds’ Board of Trustees.

          Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event, are valued pursuant to procedures adopted by the Fund Trust’s Board of Trustees (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board of Trustees.

For the period ended April 30, 2011, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of April 30, 2011 in valuing the Funds’ investments based upon the three levels defined above:

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Emerging Markets Debt Fund
Investment Securities: (a)
Foreign Bond	$—	$512,237	$—	$512,237
Yankee Dollars	—	23,610,955	—	23,610,955
Investment Company	1,087,256	—	—	1,087,256

Total Investment Securities	$1,087,256	$24,123,192	$—	$25,210,448

Emerging Markets Local Debt Fund
Investment Securities: (a)
Foreign Bonds	$—	$14,463,312	$—	$14,463,312
Yankee Dollar	—	105,650	—	105,650
Investment Company	10,212,329	—	—	10,212,329

Total Investment Securities	$10,212,329	$14,568,962	$—	$24,781,291

Other Financial Instruments:*
Forward Foreign Currency Contracts	—	199,589	—	199,589
Interest Rate Swap Agreements	—	832	—	832

Total Investments	$10,212,329	$14,769,383	$—	$24,981,712

(a)	For detailed country descriptions, see the accompanying Schedules of Portfolio Investments.

*

Other financial instruments would include any derivative instruments, such as forward foreign currency contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1, 2 or 3 as of April 30, 2011.

          In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

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HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

4.	Related Party Transactions and Other Agreements and Plans: Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services as investment adviser, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at an annual rate of 0.50%.

          HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement. For its services in this capacity, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares and Class I Shares, at an annual rate of 0.20% and 0.10%, respectively.

Administration:

          HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC received from the Funds (as well as other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets for each class, subject to certain allocations in cases where one fund invests some or all of its assets in another fund. An amount equal to 50% of the administration fees is deemed to be class specific.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi’’), a wholly-owned subsidiary of Citigroup, Inc., serves as Sub-Administrator for the Trust and the HSBC Investor Family of Funds (collectively, the “Trusts”), subject to the general supervision of the Trusts’ Board of Trustees and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% which is retained by HSBC. During the period ended April 30, 2011, Citi voluntarily reduced its sub-administration fees by $5,040 and $5,201 for the Emerging Markets Debt Fund and the Emerging Markets Local Debt Fund, respectively.

          Under a Compliance Services Agreement between the Trusts and Citi (the “CCO Agreement’’), Citi makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi $137,025 for the period ended April 30, 2011, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.’’ Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

          Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25% of the average daily net assets of Class A Shares (currently not being charged). As of April 30, 2011, Foreside, as Distributor, also received $563,987 in commissions from sales of HSBC Investor Family of Funds for Class A Shares, of which $30 were reallocated to HSBC-affiliated brokers and dealers for Class A Shares.

24	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

Shareholder Servicing:

          The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of Class A Shares. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.50% annually of each Fund’s average daily net assets of Class A Shares.

Fund Accounting and Transfer Agency:

          Citi provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi receives a fee based on the number of funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant, Citi receives an annual fee per fund and share class, subject to certain minimums and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for blue sky exemption services.

Independent Trustees:

          Each non-interested Trustee is compensated with a $63.000 annual Board retainer for service as a Trustee of the Trust and the other HSBC Investor Funds, as well as a $3,000 annual retainer for each Committee of the Board of the Trust and other HSBC Investor Funds. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership. Any emeritus Trustees will be compensated for their services in accordance with a predetermined portion of the non-interested Trustee compensation schedule approved by the Board the Trustees.

Fee Reductions:

          The Investment Adviser has agreed to contractually limit through March 1, 2012 the total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, of the Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

Fund	Class	Current Contractual Expense Limitation

Emerging Markets Debt Fund	A	1.20%
Emerging Markets Debt Fund	I	0.85%
Emerging Markets Debt Fund	S	0.75%
Emerging Markets Local Debt Fund	A	1.20%
Emerging Markets Local Debt Fund	I	0.85%
Emerging Markets Local Debt Fund	S	0.75%

          Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the period ended April 30, 2011, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of April 30, 2011, the repayments that may potentially be made by the Funds are as follows:

Fund	2014($)*

Emerging Markets Debt Fund	7,572
Emerging Markets Local Debt Fund	9,065

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recoupable.

          The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of each Fund. In addition, the Administrator and Investment Adviser may waive/reimburse additional fees at their discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi are reported separately on the Statements of Operations, as applicable.

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HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2011 (Unaudited) (continued)

5.	Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2011 were as follows:

Fund	Purchases	Sales

Emerging Markets Debt Fund	$24,293,733	$1,134,525
Emerging Markets Local Debt Fund	10,140,392	433,634

For the period ended April 30, 2011, there were no long-term U.S. Government securities held by the Funds.

6.	Federal Income Tax Information:

          At April 30, 2011, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Emerging Markets Debt Fund	$25,136,295	$164,006	$(89,853)	$74,153
Emerging Markets Local Debt Fund	24,492,872	319,328	(30,909)	288,419

          The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was enacted on December 22, 2010. The RIC Modernization Act makes changes to several tax rules impacting the Funds. In general, the provisions of the RIC Modernization Act will be effective for the Funds’ fiscal year ending October 31, 2012. Although the RIC Modernization Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the RIC Modernization Act on a Fund, if any, will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending October 31, 2012.

26	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited)

          Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not parties to an investment advisory agreement for the fund or “interested persons” of the fund, as defined in the 1940 Act (the “Independent Trustees”) review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Boards of Trustees (the “Board”) of HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (each, a “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trusts (each, a “Fund”) during the semi-annual period ended April 30, 2011 and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

I. Annual Continuation of Advisory and Sub-Advisory Agreements

          The Board met in person on December 7, 2010 and the Contracts and Expense Committee thereof, which consists of the Independent Trustees of the Trusts (the “Contracts Committee”), met on November 22 and December 6, 2010 to consider, among other things:

•

the approval of the continuation of the: (i) Investment Advisory Contracts and related Supplements (“Advisory Contracts”) between the Trusts and HSBC Global Asset Management (USA) Inc. (the “Adviser”) and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) to one or more Funds; and

•

the approval of the continuation of certain other ancillary agreements to which the Adviser is a party that obligate the Adviser to provide the Funds with administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (each, an “Ancillary Agreement”).

          Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Advisory Contracts, Sub-Advisory Contracts and Ancillary Agreements (collectively, the “Agreements”). This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance; (iv) trading practices of the Adviser and Sub-Advisers; (iv) fees received or to be received by the Adviser and Sub-Advisers, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper Inc.; (v) total expense ratios, including in comparison with the total expense ratios of other similar funds based on materials provided by Lipper Inc.; (vi) the profitability of the Adviser and certain of the Sub-Advisers; and (vii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trust and to the Independent Trustees were present at each Contracts Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

          On November 22, 2010, the Contracts Committee convened and its members reviewed the information provided in advance of the meeting and discussed, among other things: (i) the Ancillary Agreements; (ii) the Trusts’ arrangements with the Sub-Advisers and the Funds advised by the Sub-Advisers; and (iii) the Adviser’s investment advisory arrangements with respect to the World Selection Funds. At the conclusion of the meeting, the Committee requested certain additional information from the Adviser with respect to the services provided or proposed to be provided under the Ancillary Agreements, among other matters. The Contracts Committee also convened on December 6, 2010 to discuss, among other things: (i) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (ii) the Adviser’s profitability; and (iii) the Adviser’s response to the follow-up questions posed by the Contracts Committee following the November 22, 2010 Contracts Committee meeting. Following the December 6 Contracts Committee meeting, the members of the Contracts Committee determined to recommend to the Board, including the Independent Trustees, that the Agreements be continued for an additional one-year period.

          At the in-person meeting held on December 7, 2010, the Board, including the Independent Trustees, reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the previous deliberations and recommendation of the Contracts Committee. As a result of this process, the Board and Independent Trustees determined to approve the continuation of the Agreements with respect to each Fund.

The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

          Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to

HSBC INVESTOR FAMILY OF FUNDS	27

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited) (continued)

the Funds, as well as the quality and experience of the Adviser’s personnel. In this regard, the Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit with respect to the World Selection Funds and the equity Funds, as well as the capabilities and performance of the Adviser’s portfolio management and credit review teams with respect to the Money Market Funds. The Independent Trustees also considered the nature, quality and extent of the administrative support services that the Adviser provides to the Funds, including the Adviser’s oversight and management of the Funds’ other service providers.

          The Independent Trustees also took note of: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; and (iii) the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. With respect to the Money Market Funds, the Independent Trustees considered the financial support the Adviser and its affiliates have afforded the Money Market Funds, in terms of both the actions taken with respect to structured investment vehicle investments in 2008 and the fee waivers and reimbursements made to maintain a non-negative yield for the Money Market Funds more recently. In addition, the Independent Trustees considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

          The Independent Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide to their respective Funds. In this regard, the Independent Trustees considered the investment performance and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, experience, and the quality of their compliance programs, among other factors. In the context of the HSBC Investor International Equity Portfolio (“International Equity Portfolio” or “Portfolio”), the Independent Trustees considered that, although they were not satisfied with the performance of the Portfolio, the Adviser had taken steps to address the Portfolio’s performance, including proposing the approval of Lord, Abbett & Co. LLC (“Lord Abbett”) to replace AllianceBernstein L.P. (“AllianceBernstein”) as investment sub-adviser to the Portfolio at the Board meeting held on December 7, and that AllianceBernstein’s services should be evaluated on the basis that AllianceBernstein likely would be replaced by Lord Abbett early in 2011.

          Based on these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers, and that the services provided supported continuance of the Agreements.

          Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered the investment performance of each Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. In the case of the International Equity Portfolio, as noted above, the Independent Trustees considered that the Adviser had taken steps to address performance that the Independent Trustees did not deem satisfactory, including proposing that Lord Abbett become the investment sub-adviser of the Fund in place of AllianceBernstein. In the context of the Money Market Funds, the Independent Trustees considered the yield support that the Adviser had provided in order for the Money Market Funds to retain non-negative performance. The Independent Trustees determined that the Funds’ investment performance and the Adviser’s actions to improve investment performance, where applicable, supported continuance of the Agreements.

          Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Independent Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Independent Trustees considered the Adviser’s profitability and costs, including by means of an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Independent Trustees also considered the advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Lipper Inc. The Independent Trustees determined that the Funds had advisory fees competitive with those of similar funds, noting the resources, expertise and experience provided to the Funds.

          The Independent Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships. In this regard, the Independent Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

          With respect to the administrative support services provided by the Adviser, the Independent Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds.

28	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited) (continued)

          The Independent Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. The Independent Trustees also considered information on profitability where provided by the Sub-Advisers.

The Independent Trustees concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were fair and reasonable in light of the factors set forth above.

          Other Relevant Considerations. The Independent Trustees also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Independent Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds. The Independent Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

          In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

II. Approval of Sub-Advisory Agreement for the HSBC Investor International Equity Fund

          The Valuation and Investment Oversight Committee of the Board (the “Investment Committee”), which consists of the Independent Trustees, and the Board met in person and considered the initial approval of the Investment Sub-Advisory Agreement between the Adviser and Lord Abbett with respect to the International Equity Portfolio on December 6 and 7, 2010, respectively. The HSBC Investor International Equity Fund series of HSBC Advisor Funds Trust and the HSBC Investor Overseas Fund series of HSBC Investor Funds each invests all of its investable assets in the International Equity Portfolio in a master-feeder structure.

          Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the Investment Sub-Advisory Agreement. This information included, among other things, information about: (i) the services that Lord Abbett would provide; (ii) the personnel who would provide such services; (iii) investment performance; (iv) fees that would be received by Lord Abbett, including in comparison with the advisory fees paid by other similar funds based on materials provided by Lipper Inc.; and (v) total expense ratios, including in comparison with the total expense ratios of other similar funds based on materials provided by Lipper Inc. Counsel to the Trust and to the Independent Trustees were present at the Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

          At the meeting of the Investment Committee, the Committee members received a presentation by Lord Abbett and discussed the information presented at and the materials provided in advance of the meeting. Based on its deliberations, the Committee determined to recommend to the Board, including the Independent Trustees, that Lord Abbett replace AllianceBernstein as the Sub-Adviser of the Portfolio. At the meeting of the Board, the Independent Trustees considered the recommendation of the Investment Committee and further evaluated the proposal. As a result of this process, the Board and Independent Trustees determined to approve the Investment Sub-Advisory Agreement with respect to the Portfolio for an initial term of two years.

The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

          Nature, Extent, and Quality of Services to be Provided by the Sub-Adviser. The Independent Trustees considered information provided by the Adviser on Lord Abbett’s history, investment selection process, style tilt and flexibility, performance and tracking error. The Independent Trustees considered Lord Abbett’s organizational structure and biographical information on key employees of the firm. The Independent Trustees noted the Adviser’s view that Lord Abbett has competitive advantages in the strong team dynamic of its core international strategy team members, the risk management framework used in managing portfolios, and the collaboration between the portfolio management team and others within the firm. The Independent Trustees also noted the Adviser’s comparison of Lord Abbett’s investment process to that of AllianceBernstein and the Adviser’s belief that Lord Abbett’s investment process had produced more stable returns over

HSBC INVESTOR FAMILY OF FUNDS	29

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited) (continued)

the longer term than that of AllianceBernstein. The Independent Trustees concluded that the nature, extent and quality of the services that Lord Abbett appeared able to provide supported engaging Lord Abbett to be the Portfolio’s Sub-Adviser.

          Investment Performance of the Sub-Adviser. The Independent Trustees considered Lord Abbett’s performance with respect to its international equity strategy over various time periods, including one, three, five and ten years. The Independent Trustees noted that the firm’s 2009 performance for the international equity strategy had been negatively affected by its fourth quarter results, but that its three year and five year performance had remained strong. The Independent Trustees also noted the consistency of Lord Abbett’s investment performance over the past five calendar years, noting that 2006 was the only year where the firm had underperformed versus the MSCI EAFE Large Cap Core Index. The Independent Trustees also noted that Lord Abbett’s consistent performance was demonstrated by its scoring in the top quartile for relative and absolute risk efficiency during that period. The Independent Trustees concluded that Lord Abbett’s investment performance for its international strategy supported its engagement as Sub-Adviser to the Portfolio.

          Costs of Services and Profits Realized by the Sub-Adviser. The Independent Trustees considered the proposed fee for providing sub-advisory services to the Portfolio and the fact that the fee was identical to the fee currently paid to AllianceBernstein. The Independent Trustees considered the information presented regarding the competitiveness of the International Equity Portfolio’s advisory fees and the total expense ratios of the HSBC Investor International Equity Fund and HSBC Investor Overseas Fund more generally in light of the proposed sub-advisory fee. The Independent Trustees concluded that the fee proposed to be paid to Lord Abbett is fair and reasonable.

          Other Relevant Considerations. Among other factors, the Independent Trustees considered the needs of the shareholders of the HSBC Investor International Equity Fund and HSBC Investor Overseas Fund in terms of investment performance, as determined by the Multimanager team of the Adviser, the Adviser’s efforts to locate one or more investment sub-advisers that had a track record of producing investment performance with the desired attributes, individually or as a group, and the relative difficulty in interesting potential candidates to pursue the sub-advisory relationship with the Portfolio, given its relatively small asset size. The Independent Trustees also considered the extent to which the Portfolio’s expense structure may permit economies of scale to be shared with the Portfolio’s shareholders and the extent to which the Portfolio’s shareholders might benefit from these potential economies of scale. The Independent Trustees also noted the proposed contractual caps on certain Fund expenses for the HSBC Investor Overseas Fund in order to reduce or control the overall operating expenses of the Fund.

          In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the proposed Sub-Advisory Agreement with respect to the International Equity Portfolio for an initial term of two years.

III. Approval of an Advisory Contract Supplement and Sub-Advisory Agreement for the HSBC Investor Risk Managed Fund

          On February 28, 2011, the Contracts Committee and the Board met in person to consider the expansion of the HSBC Investor Funds family to include a new series of HSBC Investor Funds, the HSBC Investor Risk Managed Fund (“Risk Managed Fund”) and, in connection therewith, approving:

•	the Advisory Contract between the Adviser and the Trust with respect to the Risk Managed Fund and the related Contract Supplement applicable to the Risk Managed Fund (“RM Advisory Agreement”);

•	a Sub-Advisory Agreement between the Adviser and Sinopia Asset Management (“Sinopia”) with respect to the Risk Managed Fund (“RM Sub-Advisory Agreement”); and

•	the Trust’s Ancillary Agreements applicable to the Risk Managed Fund

          Prior to the meetings, the Independent Trustees received and reviewed the information they thought reasonably necessary to evaluate the terms of the RM Advisory Agreement, the RM Sub-Advisory Agreement and the Ancillary Agreements applicable to the Risk Managed Fund (collectively, the “RM Agreements”). This information included, among other things, information about: (i) the services the Adviser and Sinopia would provide to the Risk Managed Fund; (ii) personnel who provide such services; (iii) relevant past investment performance of Sinopia; and (iv) fees proposed to be received by the Adviser and Sinopia with respect to the Risk Managed Fund in comparison with other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc. Counsel to the Trust and to the Independent Trustees were present at the Contracts Committee meeting and the Board meeting. In this regard, counsel to the

30	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited) (continued)

Independent Trustees advised the Independent Trustees with respect to their deliberations during the process and their fiduciary obligations under Section 15(c) of the 1940 Act.

          At its meeting, the Contracts Committee reviewed and discussed the information provided in advance of the meeting and received a presentation about Sinopia. Based on its deliberations, the Committee determined to recommend to the Board, including the Independent Trustees, that the RM Agreements be approved with respect to the Risk Managed Fund, subject to the completion by the Funds’ Chief Compliance Officer of his review of Sinopia’s compliance program and final confirmation that the Adviser and Sinopia wished for the sub-advisory fee to be split evenly as proposed. At the meeting of the Board, the Independent Trustees considered the recommendation of the Contracts Committee and further evaluated the proposal. As a result of this process, the Board and Independent Trustees determined to approve the RM Agreements with respect to the Risk Managed Fund, subject to the completion of the Chief Compliance Officer’s review of Sinopia’s compliance program and final confirmation by the Adviser and Sinopia as to the sub-advisory fee. Subsequent to the meeting, the Chief Compliance Officer completed his review and indicated to the Board that he was satisfied with Sinopia’s compliance program and the sub-advisory fee was finalized as proposed.

The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

          Nature, Extent, and Quality of Services Provided by Adviser and Sinopia. The Independent Trustees considered the nature, quality and extent of the investment advisory services to be provided by the Adviser and Sinopia with respect to the Risk Managed Fund. With respect to the Adviser, the Independent Trustees considered that the services provided would be consistent with those provided to other Funds, and therefore considered the same points as they did in considering the annual renewal of the Advisory Contract in December 2010 as set forth above.

          With respect to Sinopia, the Independent Trustees considered the scope of Sinopia’s business and Sinopia’s experience with respect to the proposed investment strategy for the Risk Managed Fund. The Independent Trustees also considered the quality and experience of the personnel proposed to manage the Risk Managed Fund’s assets and information about the past investment performance of an account managed by Sinopia using an investment strategy substantially similar to that proposed for the Risk Managed Fund (the “Performance Information”).

          Based upon these considerations, the Independent Trustees concluded that they were satisfied with the nature, quality and extent of the services proposed to be provided by the Adviser and Sinopia with respect to the Risk Managed Fund.

          Investment Performance of Sinopia. The Independent Trustees considered performance information provided by the Adviser regarding an account managed by Sinopia in accordance with an investment objective and strategy substantially similar to that proposed for the Risk Managed Fund, including how the account in question had performed in both bull and bear markets and how the performance had compared to a benchmark. The Independent Trustees concluded that the investment performance presented supported the initial approval of the RM Sub-Advisory Agreement.

          Costs of Proposed Services and Profits to be Realized by the Adviser and Sinopia. The Independent Trustees considered the costs of the proposed services to be provided by the Adviser and Sinopia to the Risk Managed Fund. In this regard, the Independent Trustees considered information pertaining to the proposed advisory fees and the projected total expense ratios as compared to other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc. The Independent Trustees also considered certain information on the Adviser’s profitability with respect to its relationship with the Funds that had been presented at the December 7, 2010 meeting of the Board of Trustees, as set forth above. The Independent Trustees concluded that the advisory fees proposed to be payable to the Adviser and Sinopia are fair and reasonable in light of the factors set forth above.

          Other Relevant Considerations. The Independent Trustees also considered the extent to which the Risk Managed Fund’s expense structure may permit economies of scale to be shared with the Fund’s shareholders and the extent to which the Risk Managed Fund’s shareholders might benefit from these potential economies of scale. The Independent Trustees also noted the proposed contractual caps on certain Fund expenses proposed to be provided by the Adviser with respect to the Funds in order to reduce or control the overall operating expenses of the Fund.

          Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the RM Agreements, subject to the completion of the Chief Compliance Officer’s review of Sinopia’s compliance program.

HSBC INVESTOR FAMILY OF FUNDS	31

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses—as of April 30, 2011 (Unaudited)

          As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 7, 2011 through April 30, 2011.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/7/11	Ending Account Value 4/30/11	Expenses Paid During Period* 4/7/11 – 4/30/11	Annualized Expense Ratio During Period 4/7/11 – 4/30/11

Emerging Markets Debt Fund	Class A	$1,000.00	$1,005.70	$0.79	1.20%
	Class I	1,000.00	1,005.80	0.56	0.85%
	Class S	1,000.00	1,005.90	0.49	0.75%
Emerging Markets Local Debt Fund	Class A	1,000.00	1,021.80	0.80	1.20%
	Class I	1,000.00	1,021.80	0.56	0.85%
	Class S	1,000.00	1,021.90	0.50	0.75%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period from April 7, 2011 (date of commencement of operations) to April 30, 2011 divided by the number of days in the fiscal year (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/7/11	Ending Account Value 4/30/11	Expenses Paid During Period* 4/7/11 – 4/30/11	Annualized Expense Ratio During Period 4/7/11 – 4/30/11

Emerging Markets Debt Fund	Class A	$1,000.00	$1,002.50	$0.79	1.20%
	Class I	1,000.00	1,002.73	0.56	0.85%
	Class S	1,000.00	1,002.79	0.49	0.75%
Emerging Markets Local Debt Fund	Class A	1,000.00	1,002.50	0.79	1.20%
	Class I	1,000.00	1,002.73	0.56	0.85%
	Class S	1,000.00	1,002.79	0.49	0.75%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period). Information shown reflects values using the expense ratios for the 24 days of operations during the period, and has been annualized to reflect values for the period November 1, 2010 to April 30, 2011.

32	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Additional Information—(Unaudited) (concluded)

A Special Meeting of Shareholders

A meeting of shareholders of the HSBC Investor Funds was held on June 15, 2011. At the meeting the shareholders voted and approved the following proposal:

Proposal 1: To elect each of the following six nominees to serve as a Trustee on the Boards of Trustees of the Trusts until his or her successor is duly elected and qualify.

	No. of Shares	% of Outstanding Shares	% of Shares Voted

Marcia L. Beck
Affirmative	8,013,741,245.100	43.325%	86.413%
Withhold	1,260,049,503.170	6.812%	13.587%
TOTAL	9,273,790,748.270	50.137%	100.000%

Sylvia Coutinho
Affirmative	8,013,782,283.636	43.325%	86.413%
Withhold	1,260,008,464.634	6.812%	13.587%
TOTAL	9,273,790,748.270	50.137%	100.000%

Susan S. Huang
Affirmative	8,013,758,594.267	43.325%	86.413%
Withhold	1,260,032,154.003	6.812%	13.587%
TOTAL	9,273,790,748.270	50.137%	100.000%

Alan S. Parsow
Affirmative	8,014,028,515.450	43.326%	86.416%
Withhold	1,259,762,232.820	6.811%	13.584%
TOTAL	9,273,790,748.270	50.137%	100.000%

Thomas F. Robards
Affirmative	8,009,688,698.670	43.303%	86.369%
Withhold	1,264,102,049.600	6.834%	13.631%
TOTAL	9,273,790,748.270	50.137%	100.000%

Michael Seely
Affirmative	8,014,132,476.900	43.327%	86.417%
Withhold	1,259,658,271.370	6.810%	13.583%
TOTAL	9,273,790,748.270	50.137%	100.000%

          Other Information:

          Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

          An investment in a Fund is not a deposit of HSBC Bank USA, N.A., and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC INVESTOR FAMILY OF FUNDS	33

HSBC INVESTOR FAMILY OF FUNDS:	CUSTODIAN
The Northern Trust Company
INVESTMENT ADVISER AND ADMINISTRATOR	50 South LaSalle Street
HSBC Global Asset Management (USA) Inc.	Chicago, IL 60603
452 Fifth Avenue
New York, NY 10018	INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
SHAREHOLDER SERVICING AGENTS	KPMG LLP
For HSBC Bank USA, N.A. and	191 West Nationwide Blvd., Suite 500
HSBC Securities (USA) Inc. Clients:	Columbus, OH 43215
HSBC Bank USA, N.A.
452 Fifth Avenue	LEGAL COUNSEL
New York, NY 10018	Dechert LLP
1-888-525-5757	1775 I Street, N.W.
Washington, D.C. 20006
For All Other Shareholders:
HSBC Investor Funds
P.O. Box 182845
Columbus, OH 43218-2845
1-800-782-8183

TRANSFER AGENT
Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, Ohio 43230-3202

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

	— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-SR-EM-0611			6/11

Item 2. Code of Ethics.

Not applicable – only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable – Only effective for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC INVESTOR FUNDS

By (Signature and Title)	/s/ Richard A. Fabietti

Richard A. Fabietti
President

Date	June 21, 2011

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Fabietti

Richard A. Fabietti
President

Date	June 21, 2011

By (Signature and Title)	/s/ Ty Edwards

Ty Edwards
Treasurer

Date	June 21, 2011